INTERVEST BANCSHARES CORPORATION
                        10 Rockefeller Plaza (Suite 1015)
                            New York, New York 10020

February 10, 2000

Dear Shareholder:

         You are cordially invited to attend a special meeting of Shareholders of Intervest Bancshares Corporation, to be held at 9:30 a.m., local time, on March 10, 2000, at the offices of Intervest National Bank, One Rockefeller Plaza (Suite 300), New York, New York 10020.

         At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger dated November 1, 1999, by and among Intervest Bancshares Corporation, ICNY Acquisition Corporation, a wholly-owned subsidiary of Intervest Bancshares Corporation and Intervest Corporation of New York which, if approved, will result in the acquisition of Intervest Corporation of New York. Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Class A and Class B Common Stock. In connection with the merger, we will also consider at the special meeting proposals to increase the number of shares of Class A Common Stock that the Company is authorized to issue and to grant a stock bonus to the Chairman of the Board of Directors. Your Board of Directors has unanimously adopted the proposed merger and has determined that the merger and the other proposals on the agenda are advisable and in the best interests of Intervest Bancshares Corporation and its Shareholders. Accordingly, the Board of Directors unanimously recommends approval of these proposals by the Shareholders.

         The attached Proxy Statement describes all of the proposals on the agenda in detail, sets forth the basis of the positive recommendation by the Board of Directors and the opinion of Hatcher/Johnson Valuation, Inc., as to the fairness from a financial point of view of the consideration to be paid by our Company. I urge you to give this material your careful attention.

         Whether or not you intend to attend the special meeting in person and regardless of the number of shares you own, we request that you complete, sign, date and return the enclosed proxy promptly in the accompanying prepaid envelope. You may, of course, attend the special meeting and vote in person, even if you have previously returned your proxy.

                                                              Sincerely,

                                                              Jerome Dansker
                                                              Chairman

                        INTERVEST BANCSHARES CORPORATION
                        10 Rockefeller Plaza (Suite 1015)
                            New York, New York 10020
                                ----------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 10, 2000



To the Shareholders of INTERVEST BANCSHARES CORPORATION:

         NOTICE HEREBY IS GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Intervest Bancshares Corporation, a Delaware corporation (the "Company"), will be held at 9:30 a.m., local time, on Friday, March 10, 2000, at the offices of Intervest National Bank, One Rockefeller Plaza (Suite
300), New York, New York for the following purposes:

         1. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated November 1, 1999, among Intervest Bancshares Corporation, ICNY Acquisition Corporation and Intervest Corporation of New York (the "Merger Agreement"), pursuant to which ICNY Acquisition Corporation would be merged (the "Merger") with and into Intervest Corporation of New York and the shareholders of Intervest Corporation of New York would receive an aggregate of 1,250,000 shares of Class A Common Stock of Intervest Bancshares Corporation, in accordance with the terms of the Merger Agreement, a copy of which is attached as Annex A.

         2. To consider and vote upon a proposal to amend the certificate of incorporation of Intervest Bancshares Corporation to increase the number of shares of Class A Common Stock that may be issued from 7,500,000 shares to 9,500,000 shares.

         3. To consider and vote upon a proposal to grant a stock bonus, consisting of 50,000 shares of Class B Common Stock, to the Chairman of the Board of Directors of Intervest Bancshares Corporation.

         4. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements hereof.

         The affirmative vote of the holders of at least a majority of the shares of Class A and Class B Common Stock voting at the meeting is required for adoption of the Merger Agreement and approval of the other items on the agenda. Record holders of Class A and Class B Common Stock at the close of business on February 1, 2000 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

         THE BOARD OF DIRECTORS OF THE COMPANY, AFTER CAREFUL REVIEW AND CONSIDERATION OF THE TERMS OF THE MERGER AGREEMENT AND

OTHER FACTORS, INCLUDING THE OPINION OF HATCHER/JOHNSON VALUATION INC. WITH RESPECT TO THE FAIRNESS OF THE MERGER FROM A FINANCIAL POINT OF VIEW, HAS
UNANIMOUSLY ADOPTED THE MERGER AGREEMENT AND BELIEVES THAT THE MERGER IS ADVISABLE AND IN THE BEST INTERESTS OF THE COMPANY'S SHAREHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ADOPTION OF THE MERGER AGREEMENT AND THE REMAINING PROPOSALS ON THE AGENDA.

         PLEASE EXECUTE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING. YOUR PROXY, ONCE GIVEN, MAY BE REVOKED AT ANY TIME PRIOR TO THE SPECIAL MEETING BY FILING A PROXY BEARING A LATER DATE AND PRESENTING IT AT THE SPECIAL MEETING OR BY YOUR APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES.

                                        By Order of the Board of Directors

                                        Lawrence G. Bergman
                                        Secretary




         YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE SPECIAL MEETING.

                        INTERVEST BANCSHARES CORPORATION
                                 PROXY STATEMENT
                      MAILED ON OR ABOUT FEBRUARY 10, 2000
                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 10, 2000

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Intervest Bancshares Corporation of proxies for use at the special meeting of shareholders to be held on Friday, March 10, 2000 at 9:30 a.m., local time, at the offices of Intervest National Bank, One Rockefeller Plaza, Suite 300, New York, New York, and all adjournments thereof.

         The Board of Directors of Intervest Bancshares Corporation has agreed to a merger transaction in which Intervest Corporation of New York will be acquired by Intervest Bancshares Corporation, through the merger of a wholly-owned subsidiary of Intervest Bancshares Corporation with and into Intervest Corporation of New York with Intervest Corporation of New York continuing as the surviving corporation.

         In order to complete the merger, Intervest Bancshares Corporation and Intervest Corporation of New York must obtain the necessary governmental approvals and third party consents, as well as the approval of Intervest Bancshares Corporation's shareholders. Intervest Bancshares Corporation will hold a special meeting of shareholders to consider and vote on this Merger. In connection with the merger transaction, the Board of Directors has also recommended the grant of a stock bonus to the Chairman of the Board of Directors. Because the merger transaction would result in the issuance of a substantial portion of the authorized but unissued shares of Intervest Bancshares Corporation, the Board of Directors has also proposed an increase in the number of shares of Class A Common Stock that the corporation will be authorized to issue. This document describes each of those proposals.

         Your vote is very important. Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing the enclosed proxy card. If you date and mail your proxy card without indicating how you want to vote, your proxy will be voted as vote "FOR" the merger, the proposed stock bonus and the proposed increase in authorized shares of Class A Common Stock.

         This Proxy Statement gives you detailed information about the proposed merger and it includes the merger agreement as Annex A. You also can obtain information about Intervest Bancshares from publicly available documents we have filed with the Securities and Exchange Commission. We encourage you to read this entire document carefully.

                           FORWARD-LOOKING STATEMENTS

         This Proxy Statement contains certain forward-looking statements with respect to the financial condition, results of operation and business of both Intervest Bancshares Corporation and Intervest Corporation of New York. These statements may include statements for the period following the consummation of the Merger. You can find many of these statements by looking for words such as "believes," "expects," "anticipates," "estimates" or similar expressions.

         These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Factors that may cause actual results to be materially different from those contemplated by the forward-looking statements include, among others, the following possibilities:

o        Further   consolidations   and  other  competitive   pressures  in  the
         traditional and mortgage banking industries may increase significantly.

o        Revenues may be lower and costs may be higher than presently expected.

o Costs or difficulties related to the integration of the businesses of the companies may be greater than expected.

o General economic or business conditions may be less favorable than expected.

o Legislative or regulatory changes may adversely affect the business in which the companies are engaged.

                       WHERE YOU CAN FIND MORE INFORMATION

         Both Intervest Bancshares Corporation and Intervest Corporation of New York file reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. You may read and copy this information at the following SEC locations:

Public Reference Room        New York Regional Office   Chicago Regional Office
450 Fifth Street, N.W.        7 World Trade Center         City Corp. Center
Room 1024                         Suite 1300            500 West Madison Street
Washington, D.C. 20549      New York , New York 10048         Suite 1400
                                                          Chicago, Illinois
                                                              60661-2511

         You also may obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Further information on the operation of the SEC's Public Reference Room in Washington, D.C. may be obtained by calling the SEC at 1-800-SEC-0330.

         The SEC also maintains a worldwide website that contains reports, proxy statements and other information about registrants, such as us, that file electronically with the SEC.
The address of that website is:  http:\\www.sec.gov.

         The SEC allows Intervest Bancshares Corporation and Intervest Corporation of New York to "incorporate by reference" the information they have filed with it, which means that they can disclose important information to you by referring to those documents. These incorporated documents contain important business and financial information about Intervest Bancshares Corporation and Intervest Corporation of New York that may not be included in or delivered with this proxy statement. The information incorporated by reference is considered to be part of this proxy statement and later information filed with the SEC will update and supersede this information. Intervest Bancshares Corporation incorporates by reference the documents listed below and any future filings made with the SEC under the Securities Exchange Act prior to the consummation of the merger:

o Intervest Bancshares Corporation's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999;

o the description of Intervest Bancshares Corporation common stock set forth in its Registration Statement on Form 8-A filed by Intervest Bancshares Corporation pursuant to Section 12 of the Exchange Act, including any amendment or report filed for purposes of updating any such description; and

o the portions of Intervest Bancshares Corporation proxy statement for the annual meeting of stockholders held in 1999 that had been incorporated by reference in the 1998 Intervest Bancshares Corporation Form 10-K.

         Intervest Corporation of New York incorporates by reference the documents listed below and any future filings made with the SEC under the Securities Exchange Act prior to the consummation of the merger:

o Intervest Corporation of New York's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999 and June 30, 1999.

         A copy of Intervest Bancshares Corporation's Report on Form 10-K for the fiscal year ended December 31, 1998 and its quarterly report on Form 10-Q for the quarter ended September 30, 1999 are included in this proxy statement as Annex C and Annex D, respectively. A copy of Intervest Corporation of New York' s Annual Report on Form 10-K for the year ended December 31, 1998 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 are included in this proxy statement as Annex E and Annex F, respectively.

                                TABLE OF CONTENTS


FORWARD-LOOKING STATEMENTS....................................................5

WHERE YOU CAN FIND MORE INFORMATION...........................................5

SUMMARY  .....................................................................9

SPECIAL MEETING..............................................................12
         General  ...........................................................12
         Matters to be Considered............................................12
         Recommendation of the Board of Directors............................12
         Record Date; Proxies................................................13
         Persons Making the Solicitation.....................................13
         Quorum, Vote Required...............................................13

THE MERGER...................................................................14
         General  ...........................................................14
         Background of Merger................................................14
         Reasons for the Merger..............................................15

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS ADOPTION OF THE
         MERGER AGREEMENT BY THE SHAREHOLDERS OF THE COMPANY.................17
         Opinion of Financial Advisor........................................17
         Compensation of HJV.................................................23
         Interests of Certain Persons in the Merger..........................23
         Operation and Management of the Company After the Merger............24
         Effective Date of the Merger........................................24
         Effect of the Merger................................................24
         Representations and Warranties......................................24
         Conditions to the Merger............................................25
         Conduct of Business Pending the Merger..............................26
         No Solicitation by the Company......................................26
         Termination of the Merger Agreement; Amendments.....................26
         Certain Regulatory Matters..........................................27

PRICE RANGE OF COMMON STOCK AND DIVIDEND POLICY..............................27

NO DISSENTERS RIGHTS.........................................................28

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
          ...................................................................29

EXPERTS  ....................................................................34

PROPOSED INCREASE IN AUTHORIZED SHARES.......................................34

STOCK BONUS..................................................................35

SHAREHOLDER PROPOSALS........................................................35

OTHER MATTERS................................................................36

ANNEX A           -        Agreement and Plan of Merger

ANNEX B           -        Opinion of Hatcher/Johnson Valuation Inc.

ANNEX C           -        Intervest Bancshares Corporation Report on Form 10-K
                           for the year ended December 31, 1998

ANNEX D           -        Intervest Bancshares Corporation Report on Form 10-Q
                           for the quarter ended September 30, 1999

ANNEX E           -        Intervest Corporation of New York Report on Form 10-K
                           for the year ended December 31, 1998

ANNEX F           -        Intervest Corporation of New York Report on Form 10-Q
                           for the quarter ended September 30, 1999

                                     SUMMARY

         This brief summary highlights selected information from this Proxy Statement. It does not contain all of the information that is important to you. We urge you to carefully read the Proxy Statement and the Annexes attached to this document to fully understand the merger. See "Where You Can Find More Information" (Page 7). Each item in this summary includes a page reference directing you to a more complete description of that item.

The Parties to the Merger (Page 14)

Intervest Bancshares Corporation
10 Rockefeller Plaza (Suite 1015)
New York, New York 10020
(212) 218-2800

         Intervest Bancshares Corporation, a Delaware corporation (sometimes called the "Company"), is a registered bank holding company. Its primary business is the operation of Intervest Bank and Intervest National Bank, its two wholly-owned banking subsidiaries. Intervest Bank is a Florida state-chartered commercial bank that provides a wide-range of banking services through its banking offices located in Pinellas County, Florida. Intervest National Bank is a full service commercial bank with its banking office located in the City of New York.

ICNY Acquisition Corporation
10 Rockefeller Plaza (Suite 1015)
New York, New York 10020
(212) 218-2800

         ICNY Acquisition Corporation, a New York corporation, was recently formed as a wholly-owned subsidiary of Intervest Bancshares Corporation to accommodate a closing of this transaction.

Intervest Corporation of New York
10 Rockefeller Plaza (Suite 1015)
New York, New York 10020
(212) 218-2800

         Intervest Corporation of New York is a New York corporation that owns mortgages on real estate. Substantially all of its mortgages are secured by multi-family apartment buildings. At September 30, 1999, the Company had 43 real estate mortgage loans in its portfolio, totaling $52,807,000 in aggregate principal amount.

Special Meeting (Page 12)

         The special meeting of shareholders of Intervest Bancshares will be held on Friday, March 10, 2000 at 9:30 a.m., local time, at the offices of Intervest National Bank, One Rockefeller Plaza, Suite 300, New York, New York.


Record Date; Vote Required (Page 13)

         You can vote at the Special Meeting if you owned Class A or Class B common stock of Intervest Bancshares at the close of business on February 1, 2000. On that date, there were 2,285,629 shares of the Company's Class A common stock and 305,000 shares of Class B common stock issued and outstanding. The holders of both Class A and Class B common stock as of the record date are entitled to vote at the meeting and each is entitled to one vote for each share held on the record date. The affirmative vote of the holders of a majority of all of the shares of Class A and Class B Common Stock entitled to vote, voting as a single class, who are present or represented at the meeting is required to adopt the Merger Agreement, to approve the increase in authorized shares of Class A Common Stock and to approve the grant of a stock bonus to the Chairman.

         As of February 1, 2000, directors, executive officers and principal shareholders of Intervest Bancshares Corporation held 1,282,500 shares (or 56.11%) of the Intervest Bancshares Corporation's common stock entitled to vote at the special meeting. We expect that each of them will vote in favor of all of the proposals on the agenda.

Recommendation of the Board of Directors (Page 12)

         The board of directors of Intervest Bancshares Corporation believes that the merger and the related proposals are advisable and in the best interest of the corporation and its shareholders. Accordingly, the board of directors unanimously recommends that you vote "FOR" the proposals related to the merger, the increase in the number of Shares of Class A Common Stock that the Company is authorized to issue and the grant a stock bonus to the Chairman of the Board.

The Merger (Page 14)

         The merger agreement is attached to this document as Annex A. Please read the merger agreement. It is the legal document that governs the merger.

         General.

         We propose a merger in which a wholly-owned subsidiary of Intervest Bancshares Corporation will merge into Intervest Corporation of New York. Intervest Corporation of New York will be the surviving corporation in the merger. When the merger is complete, all of the shares of Intervest Corporation of New York's stock will automatically convert into the right to receive an aggregate of 1,250,000 shares of Intervest Bancshares Class A Common Stock.

         Opinion of Financial Advisor (Page 16)

         Hatcher/Johnson Valuation Inc. has delivered its opinion to Intervest Bancshares Corporation's Board of Directors that the consideration to be paid in the merger is fair from the financial point of view to the holders of Intervest Bancshares common stock. A copy of the opinion delivered by Hatcher/Johnson Valuation Inc. is attached to this document as Annex B. You should read the opinion completely to understand the assumptions made, matters considered and limitations of the review undertaken by Hatcher/Johnson Valuation Inc. in providing this opinion.

         Effective Date (Page 20).

         The merger will occur shortly after all of the conditions to a closing of the merger, including approval by the shareholders of Intervest Bancshares Corporation and approval by the Federal Reserve Board, have been satisfied. It is currently expected that the merger will occur promptly after the special meeting of shareholders.

         Conditions to the Merger (Page 21)

         The completion of the merger depends on a number of conditions being met. In addition to some standard conditions regarding compliance with the merger agreement these include:

o Adoption of the merger agreement by Intervest Bancshares Corporation's shareholders

o        Obtaining certain regulatory clearances in connection with the merger

         If the law permits, either Intervest Bancshares Corporation or Intervest Corporation of New York could choose to waive a condition to its obligation to complete the merger even though that condition had not been satisfied. We cannot be certain when (or if) the conditions to the merger will be satisfied or waived, or that the merger will be completed.

         Interest of Certain Persons in the Merger

         You should be aware that certain members of the board of directors of Intervest Bancshares Corporation and Intervest Bancshares Corporation's management have certain interests which may present them with potential conflicts of interest in the merger. Among other things, certain directors and officers and their family members own all of the shares of stock of Intervest Corporation of New York. As a result, they will receive the shares of Class A Common Stock of Intervest Bancshares Corporation to be issued in the merger. Each of these arrangements is described in more detail in this proxy statement.

         Conduct of Business Pending the Merger (Page 22)

         Intervest Corporation of New York has agreed to conduct its business pending the merger only in the ordinary course, except as otherwise permitted by the merger agreement.

                                 SPECIAL MEETING

General

         This Proxy Statement is being furnished by Intervest Bancshares Corporation, a Delaware corporation (the "Company"), to the holders of outstanding shares of its Class A Common Stock and Class B Common Stock in connection with the solicitation of proxies by the Board of Directors from holders of such shares. The proxies are to be used at the Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at the offices of Intervest National Bank, One Rockefeller Plaza, Suite 300, New York, New York at 9:30 a.m., local time, on Friday, March 10, 2000, and at any adjournments or postponements thereof. Holders of Common Stock are entitled to one vote for each share held by them.

Matters to be Considered

         One purpose of the Special Meeting is to consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of November 1, 1999 (the "Merger Agreement"), among Intervest Bancshares Corporation, ICNY Acquisition Corporation, a wholly-owned subsidiary of Intervest Bancshares Corporation, providing for the merger of ICNY Acquisition Corporation into Intervest Corporation of New York (the "Merger"). As a result of the Merger, Intervest Corporation of New York will continue as the surviving corporation and will become a wholly-owned subsidiary of Intervest Bancshares Corporation. In the Merger, the Company will issue an aggregate of 1,250,000 shares of its Class A Common Stock to the shareholders of Intervest Corporation of New York. At the Special Meeting, we will also consider and vote upon related proposals to increase the number of shares of Class A Common Stock which the Company is authorized to issue from 7,500,000 shares to 9,500,000 shares, and to grant a stock bonus of 50,000 shares of Class B Common Stock to the Chairman of the Board of Directors in recognition of his efforts in connection with this transaction.

Recommendation of the Board of Directors

         The Board of Directors of the Company has unanimously adopted the Merger Agreement and has determined that the Merger is advisable and in the best interests of the Company and its shareholders. The Board has also unanimously approved the proposals to increase the number of authorized shares and to grant of a stock bonus to the Chairman of the Board of Directors. Accordingly, the Board of Directors of the Company unanimously recommends that Company's shareholders vote "FOR" these proposals. For a discussion of the factors considered by the Company's Board of Directors in approving the Merger

Agreement and the transactions contemplated thereby, see "The Merger -- Reasons for the Merger."

Record Date; Proxies

         Pursuant to the provisions of the Delaware General Corporation Law and the Company's By-Laws, the Board of Directors of the Company has fixed the close of business on February 1, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only holders of record of shares of Class A and Class B Common Stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting.

         A proxy card for use at the Special Meeting is enclosed. Shares of Class A and Class B Common Stock represented by properly executed proxies, unless such proxies have been previously revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are so indicated, such shares will be voted in favor of the adoption of the Merger Agreement and in the discretion of the proxy holder as to any other matter that properly may come before the Special Meeting. The Board of Directors of the Company knows of no business that will be presented for consideration at the Special Meeting other than those set out in the Notice of the Meeting. A shareholder who has given a proxy may revoke it at any time prior to its exercise at the Special Meeting by filing an instrument revoking it with the Company, by duly executing a proxy bearing a later date and presenting it at the Special Meeting or by appearing at the Special Meeting and voting in person. The mere presence at the Special Meeting of the person who has given a proxy will not revoke such proxy.

Persons Making the Solicitation

         This solicitation of proxies is being made by the Board of Directors of the Company. All expenses associated with soliciting proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit proxies personally or by telephone, without receiving special compensation therefor. In addition, the Company will reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals.

Quorum, Vote Required

         The presence, either in person or by properly executed proxy, of the holders of a majority of the voting power of the outstanding shares of Class A and Class B Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

         The affirmative vote of a majority of all of the shares of Class A and Class B Common Stock entitled to vote who are present or represented at the meeting is required to adopt the Merger Agreement and to approve the increase in authorized shares and the stock bonus. Abstentions and broker non-votes will be counted as shares of Class A or Class B Common Stock present for purposes of determining the presence of a quorum. However, neither Abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a proposal has received sufficient votes for approval. A "broker non- vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

         As of the Record Date, 2,285,629 shares of Class A Common Stock were outstanding and held by approximately 800 record holders, and 305,000 shares of Class B Common Stock were outstanding and held by four shareholders. Each shareholder of the Company is entitled to one vote for each share of Common Stock held in his or her name on the Record Date.

                                   THE MERGER

         The following information with respect to the Merger is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is included in this Proxy Statement as Annex A. The following information includes a summary of the material terms of the Merger Agreement, which sets forth the terms and conditions upon which the Merger is to be affected. If the Merger Agreement is adopted by the requisite vote of shareholders at the Special Meeting, and all other conditions to the obligations of the parties thereto are satisfied or waived, the Merger will be consummated and ICNY Acquisition Corporation will merge with and into Intervest Corporation of New York at the Effective Time (as defined below). Intervest Corporation of New York will be the surviving corporation in the Merger, but will become a wholly-owned subsidiary of the Company. Shareholders are urged to read the Merger Agreement in its entirety for a more complete description of the Merger.

General

         Pursuant to the Merger Agreement, at the time the Merger becomes effective (the "Effective Time"), each outstanding share of capital stock of Intervest Corporation of New York, will be converted automatically into the right to receive the Merger Consideration. As a result of the Merger, holders of shares of capital stock of Intervest Corporation of New York will cease to have an equity or other interest in, or possess any rights as shareholders of, Intervest Corporation of New York, which will be the surviving corporation and will become a wholly-owned subsidiary of the Company.

Background of Merger

         From time to time, the Board of Directors of Intervest Bancshares Corporation has reviewed various strategic alternatives for enhancing profitability and maximizing shareholder value. During 1999, management of Intervest Bancshares Corporation, in consultation with the Board of Directors of Intervest Bancshares Corporation, determined to explore the possibility of an acquisition transaction whereby Intervest Bancshares Corporation would acquire Intervest Corporation of New York. Because the two companies are affiliated, with a common board of directors and with the principal shareholders of Intervest Corporation of New York serving as officers and directors of Intervest Bancshares Corporation, the board of directors determined that it would retain the services of Hatcher/Johnson Valuation Inc. as its financial advisor to evaluate the fairness, from the financial point of view, of any final merger proposal and, on August 6, 1999, Intervest Bancshares Corporation retained that firm. Discussions with respect to a definitive merger agreement commenced in August of 1999 and, at its meeting held on August 25, 1999, the board of directors evaluated preliminary information and determined it appropriate to proceed with further evaluation. At meetings held on October 14, 1999, the board of directors received a complete briefing from counsel and from Hatcher/Johnson Valuation with respect to factors affecting the valuation of Intervest Bancshares Corporation and Intervest Corporation of New York and valuation and merger structuring issues. Following that briefing, the board of directors approved the merger transaction, upon the terms and conditions set forth in the Agreement and Plan of Reorganization attached as Annex A, subject to its receipt of a fairness opinion, as well as the remaining conditions set forth in the Agreement and Plan of Reorganization.

Reasons for the Merger

         In determining whether to adopt the Merger and the Merger Agreement, the Board of Directors consulted with the Company's management, as well as its legal counsel, Hatcher/Johnson Valuation, its auditors and other advisors, and considered a number of factors, including the following principal factors:

         (i) the oral presentation of Hatcher/Johnson Valuation and the written opinion of Hatcher/Johnson Valuation with respect to its determination as to the fairness of the Merger from a financial point of view to the Company's shareholders, and the analyses, methodologies and conclusions underlying such determination (see "The Merger -- Opinion of Financial Advisor");

         (ii) the benefits to the Company through the availability of enhanced mortgage banking capabilities;

         (iii) the ability to expand through a subsidiary of the Company a complementary line of business;

         (iv) conditions in the industry in which the Company competes, including increased competition and consolidation in that industry;

         (v) the prices and multiples of value to sales and value to earnings in recent acquisitions of companies deemed to be similar in certain respects to the Company (see "The Merger - Opinion of Financial Advisor");

         (vi) the likelihood that the Merger could be consummated, noting the timing of and conditions to the Merger.

         The Company believes that the merger will create opportunities for additional business and revenue enhancements through the integration of the two companies. The Company also believes that the merger will strengthen its competitive and capital position in the financial services industry, which is highly competitive and rapidly changing.

         The Board also evaluated the anticipated financial impact of the transaction on the combined companies' future financial performance. For example, the pro forma combined statement of earnings, included elsewhere in this proxy statement, show basic and diluted earnings per share for the combined companies of $.34 and $.31, respectively, for the nine months ended September 30, 1999, as compared with basic and diluted earnings per share of $.29 and $.24 for the Company for the same period.

         Among other things, the Board determined that the issuance of 1,250,000 of its shares of Class A Common Stock, which will represent approximately 30% of the issued and outstanding shares and approximately $7.8 million in value, based on the closing sale price on January 31, 2000, reflects a fair consideration. The Board also carefully considered the opinion and valuation analyses of its financial advisor, which are discussed in detail later in this proxy statement. Those analyses produced a range of value for the merger transaction of $11.1 to $13.0 million for Intervest Corporation of New York.

         The Board of Directors determined that the terms of the merger and the issuance of shares of the Company's common stock in connection with the merger are advisable and fair to, and in the best interests of, the Company and its shareholders. The Board concluded that the exchange ratio was fair to the shareholders of the Company.

         The foregoing discussion of the information and factors considered by the Board of Directors of the Company is not meant to be exhaustive but is believed to include all material factors considered by the Board of Directors of the Company. The Board of Directors did not quantify or attach any particular weight to the various factors that it considered in reaching its determination that the Merger Agreement is advisable, and in the best interest of, the shareholders of the Company. Rather, the Board of Directors made its determination based on the total mix of information available to it, and the judgments of individual directors may have been influenced to a greater or lesser degree by different factors. In considering the recommendation of the Board of Directors of the Company with respect to the Merger, shareholders of the Company should be aware that the interests of certain directors and executive officers with respect to the Merger are or may be different from or in addition to the interest of the shareholders of the Company generally. The Board of Directors was aware of these interests, and took those interests into account. See "The Merger - Interests of Certain Persons in the Merger."

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS ADOPTION OF THE MERGER AGREEMENT BY THE SHAREHOLDERS OF THE COMPANY.

Opinion of Financial Advisor

         The Company retained Hatcher/Johnson Valuation, Inc. ("HJV") to deliver an opinion as to the fairness of the Merger Consideration from a financial point of view to the Company's shareholders. At the October 14, 1999 Board of Directors meeting of the Company at which the Board of Directors reviewed and considered the terms of the Merger, HJV made a presentation discussing the factors that it considered in evaluating the proposed terms of the transaction and delivered its oral opinion that the Merger Consideration was fair to the Intervest Bancshares Corporation stockholders from a financial point of view. The presentation included a discussion of the basis for, and the methodologies used by HJV to reach its oral Opinion. HJV subsequently delivered to the Company's Board of Directors its written opinion (the "Opinion"), dated November 1, 1999, confirming its oral opinion that, as of that date and based upon and subject to the various considerations described therein, the Merger Consideration of 1,250,000 shares of the Class A Common Stock (Merger Shares) of Intervest Bancshares Corporation, to be paid by Intervest Bancshares Corporation pursuant to the Merger Agreement, was fair to the Intervest Bancshares Corporation shareholders from a financial point of view.

You should consider the following when reading the discussion of the opinions of the Company's financial advisors in this document:

         o Shareholders should carefully read the entire opinion of HJV attached as Annex B and pay particular attention to the sections describing HJV's review process, including procedures followed, assumptions made, matters considered and various qualifications and limitations both to HJV's review and to the opinion itself.
         o The following descriptions of the financial advisors' opinions are qualified by reference to the full opinions attached to this Joint Proxy Statement- Prospectus.
         o The financial advisors' advisory services and opinions were provided to the Company's Board for its information in its consideration of the merger and were directed only to the fairness of the exchange ratio from a financial point of view to holders of Intervest Bancshares Corporation common stock.
         o The financial advisors' opinions do not address the merits of the Company's underlying business decision to engage in the merger.
         o The financial advisors' opinions were necessarily based upon conditions as they existed and could be evaluated on the date of this Joint Proxy Statement- Prospectus, and the financial advisors assumed no responsibility to update or revise their opinions based upon circumstances or events occurring after that date.
         o The Opinion does not constitute a recommendation to the Company's Board in connection with the merger, and does not constitute a recommendation to any holder of Intervest Bancshares Corporation common stock as to how to vote on the merger or any related matter.
         o As set forth in its Opinion, HJV assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it for the purposes of its Opinion.
         o HJV expressed no opinion as to how the prices of any security of the Company might develop in future trading.

Although HJV evaluated the fairness, from a financial point of view, of the exchange ratio to the holders of Intervest Bancshares Corporation common stock, HJV was not involved in the negotiation of the Merger Agreement or the determination of the amount of the Merger Consideration. Intervest Bancshares Corporation did not provide specific instructions to, or place any limitations on, its financial advisor with respect to the procedures to be followed or factors to be considered by the advisor in performing its analyses or providing its opinion.

HJV is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, tax planning and reporting, corporate purposes and other purposes. Additionally, HJV has recent valuation experience in the banking industry. However, HJV is not an expert in the evaluation of loan and lease portfolios for the purposes of assessing the adequacy of the allowances for losses with respect to those portfolios and assumed that those allowances for each of Intervest Bancshares Corporation and Intervest Corporation of New York are, in the aggregate, adequate to cover all those losses. HJV did not make or obtain an independent evaluation or appraisal of the assets or liabilities of either Intervest Corporation of New York or Intervest Bancshares Corporation. HJV was not authorized to, and did not, solicit from other parties indications of interest with respect to combining with or acquiring Intervest Corporation of New York or any of its assets. HJV neither compiled nor audited the financial statements of Intervest Corporation of New York or Intervest Bancshares Corporation, nor did HJV independently verify the information reviewed. HJV does not have and has not previously had any relationship with Intervest Bancshares Corporation or Intervest Corporation of New York.

         In arriving at its opinion, HJV procedures included, but were not limited to, the following:

         1. A review of the Agreement and Plan of Merger and the a draft of the Company's Proxy Statement;
         2.       Review  and  analysis  of  audited  and  unaudited   financial
                  information of the Company and its subsidiaries and other corporate information;
         3. Review of recent 10-K and 10-Q filings and peer review reports for the Company;
         4. On-site interviews and various follow-up discussions with the management of the Company and Intervest Corporation of New York;
         5.       Review  and  analysis  of  audited  and  unaudited   financial
                  information of Intervest Corporation of New York and other corporate information; 6. Review of recent 10-K and 10-Q filings of Intervest Corporation of New York;

         7. A review of the prospectus used by Intervest Corporation of New York in connection with the offer and sale of its Convertible Subordinated Debentures;

         8. A review of the economic, competitive and demographic conditions as well as business risks and opportunities within the respective markets of the Company and the Bank;
         9. A review and analysis of the public trading activity of the Company's shares, as well as the potential impact of the Merger on trading volumes and price movements;
         10.      A review and  analysis of actual  transactions  involving  the sale of Southeast and Florida banks similar in size and capitalization to the Company;
         11. A review and analysis of publicly trading prices of Southeast and Florida banks similar in size and capitalization to the Bank;
         12. A search for and analysis of transactions involving financial companies with characteristics similar to Intervest Corporation of New York;
         13. An analysis of the relative values of the two companies as if they were to remain independent;
         14. A review of the financial and tax consequences of the Merger on both Company and Intervest Corporation of New York shareholders.

         Factors HJV considered in rendering its opinion included: (i) the terms of the Merger Agreement; (ii) a review of the Company's historical financial performance and projected financial performance; (iii) a review of Intervest
Corporation of New York's historical financial performance and projected financial performance; (iv) a comparison of the pricing of the Merger relative to other recent bank change of control transactions; (v) a comparison of the pricing of the Merger relative to comparable publicly traded banks and financial institutions; and (vi) an analysis of the potential value to be realized for Intervest Corporation of New York shareholders were Intervest Corporation of New York to remain independent for the foreseeable future.

The following is a summary of the material financial analyses used by HJV in connection with providing its opinion to the Company's Board on October 14, 1999 and does not purport to be a complete description of the analyses performed by HJV. The following quantitative information, to the extent it is based on market data, is based on market data as it existed at or about October 12, 1999 and is not necessarily indicative of current market conditions. You should understand that the order of analyses (and results of those analyses) described does not represent relative importance or weight given to those analyses by HJV. The summary of financial analyses includes information presented in tabular format. THE TABLES SHOULD BE READ TOGETHER WITH THE TEXT.

Guideline Public Company Comparison - Intervest Bancshares Corporation

         HJV recognized that the shares of Intervest Bancshares Corporation are thinly traded and might trade at different values were the shares trading in higher volumes. As a result, HJV sought to determine an independent range of value for Intervest Bancshares Corporation by comparing it to guideline publicly trading Southeast banks. After searching publicly available databases, HJV identified nearly 140 guideline publicly traded banks with performance characteristics similar to Intervest Bancshares Corporation. HJV reviewed commonly accepted valuation ratios of these guideline banks and ultimately relied on multiples to book value and earnings in their analysis. Using these guideline banks, HJV determined an independent range of value for Intervest Bancshares Corporation of $8.11 to $13.33 per share or $10,137,500 to $16,662,500 for the Merger Shares. The table below summarizes results from this analysis.


Southeastern Small Publicly Traded Banks & Bank Holding Companies (1)

                                                      All Transactions (2)          Selected Transactions (3)
                                                      --------------------          -------------------------

                                                      Range           Average         Average           Median
                                                      -----           -------         -------           ------
Price to Book Value of Equity (%)                   73 - 545            158             164               192
Price to Earnings (x)                             10.0 - 214.1         24.4             16.7             21.7

(1)      Publicly trading minority value basis.
(2) With total assets greater than $50 million but less than $500 million. 140 small publicly traded banks considered
(3)      Selection criteria:
         Total assets greater than $50 million but less than $500 million Capitalization greater than 7% but less than 10% Equity ratios greater than 100% but less than 300% Earnings ratios greater than 10 times but less than 35 times


Guideline Transaction Comparison - Intervest Bancshares Corporation

HJV also sought to determine an independent range of value for Intervest Bancshares Corporation by comparing it to guideline transactions of Southeast banks and bank holding companies. After searching publicly available databases, HJV identified 53 guideline banks involved in arm's-length transactions similar in size and capitalization to Intervest Bancshares Corporation. HJV reviewed commonly accepted valuation ratios of these guideline transactions and ultimately relied on multiples to book value and earnings in their analysis. Using these guideline transactions, HJV determined an independent range of value for Intervest Bancshares Corporation of $9.72 to $14.38 per share or $12,150,000 to $17,975,000 for the Merger Shares. Note that the per share prices for the transactions were converted to "as if publicly traded" minority prices per share. Also, since trading volume is very small and the market impact of sales of large blocks of shares is unknown, HJV determined the above prices without dilution. The table below summarizes results from this analysis.

Southeastern Bank & Bank Holding Company Sales Transactions (1)

                                                      All Transactions (2)          Selected Transactions (3)
                                                      --------------------          -------------------------

                                                      Range           Average         Average           Median
                                                      -----           -------         -------           ------
Price to Book Value of Equity (%)                   104 - 559           273             254               290
Price to Earnings (x)                              12.6 - 59.7         25.4             26.7             24.8

(1)      On a control value basis.
(2) In market and partial market transactions within the Southeastern U.S. 53 selected transactions considered
(3)      Selection criteria:
         Total assets greater than $50 million but less than $500 million Capitalization greater than 7% but less than 10% Equity ratios greater than 200% but less than 300% Earnings ratios greater than 20 times but less than 40 times

Trading Value - Intervest Bancshares Corporation

HJV analyzed the recent trading prices of Intervest Bancshares Corporation. Based on a recent closing price of $715/16, the Merges Shares had a value of $9,921,875. However, as indicated above, the Intervest Bancshares Corporation stock is thinly traded and, as such, potentially may not be trading at the same level as it would be with higher trading activity. This is supported by the higher independent valuations above for Intervest Bancshares Corporation.

Income Approach - Intervest Corporation of New York

Since Intervest Corporation of New York is a closely held entity, HJV sought to estimate the value using certain income approaches, specifically discounted future earnings and capitalization of historical earnings. In the discounted future earnings methodology, HJV assumed income earning assets would grow at an average rate of 5.0%, the net interest spread on these assets would moderately increase to 2.0% from an average of over 1.50%, and this net interest spread would produce a pretax return on assets of slightly over 2.0%. Projected future earnings over the next five years and an estimate of the value of Intervest Corporation of New York at the end of this fifth year were discounted to present value at a discount of 14.5%. In the capitalization of historical earnings methodology, HJV estimated constant growth earnings at the weighted average of the earnings over the past two annual periods and capitalized this "normalized" level of earnings at a capitalization rate of 7.5%. The discount rate used in the discounted future earnings methodology and the capitalization rate used in the capitalization of historical earnings methodology were developed using two independent cost of equity capital models and indicate the required return on an investment in Intervest Corporation of New York. These analyses produced a range of value of $12,204,000 to $12,893,000. These values are on a control basis, since the shareholders of Intervest Corporation of New York are selling 100% of the Company collectively.

Market Approach - Intervest Corporation of New York

HJV sought to estimate the value of Intervest Corporation of New York by comparing it to guideline publicly traded financial companies. HJV recognizes that no publicly traded companies are directly comparable. Using publicly available databases, HJV identified 17 publicly traded finance companies that had somewhat similar economic characteristics to Intervest Corporation of New York. The guideline companies included the following:

                        American Insured Mortgage Investors
                        American Residential Investment Trust
                        Annaly Mortgage Management
                        Apex Mortgage Capital
                        BRT Realty Trust
                        Capital Alliance Income Trust
                        Capstead Mortgage
                        Dynex Capital
                        Hanover Capital
                        Impac Commercial Holdings
                        Impac Mortgage Holdings
                        Imperial Credit Commercial Mortgage
                        LASER Mortgage
                        NovaStar Financial
                        Resource Asset Investment
                        Starwood Financial
                        Redwood Trust

For each of these guideline companies, HJV calculated the ratio of the market value of the equity to reported book value and latest fiscal year pretax earnings. The ratios of the market value of the equity to reported book value for these guideline companies had a median of 0.59, ranged from 0.28 to 1.47 and averaged 0.64. The ratios of the market value of the equity to latest fiscal year pretax earnings had a median of 7.5, ranged from 2.8 to 24.5, and averaged
9.2. While some of these guideline companies were more comparable to Intervest Corporation of New York than others, all the guideline companies were utilized to indicate a value for Intervest Corporation of New York. HJV used both of these valuation ratios to indicate a value of Intervest Corporation of New York. This analysis produced a range of value of $11,073,000 to $12,953,000 and supported the range of value estimated in the income approaches.

Contribution Analysis

         HJV compared the reported equity values of the respective businesses. At August 31, 1999, Intervest Bancshares Corporation reported a book value of $8.13 per share or $10,162,500 for the Merger Shares. This value was compared to the reported book value of $12,168,000 for Intervest Corporation of New York. While the reported equity value of Intervest Corporation of New York is reasonably close to the independent valuation conclusions, such is not the case with Intervest Bancshares Corporation.

         Other factors HJV considered in rendering its opinion included: (i) the limitation of Intervest Corporation of New York shareholders being able to liquidate the shares of Intervest Bancshares Corporation Common Stock received in the Merger via a sale in the public market after the Merger; (ii) the enhancement in liquidity for Intervest Corporation of New York shareholders via the exchange of their closely held stock for publicly traded stock; and (iii) the thin market for Intervest Bancshares Corporation's Common Stock.

The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying HJV's opinion. In arriving at its fairness determination, HJV considered the results of all those analyses and did not attribute any particular weight to any factor or analysis considered by it; rather, HJV made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all these analyses. In addition, in performing its analyses, HJV made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters. No company or transaction used in the above analyses as a comparison is directly comparable to Intervest Bancshares Corporation or Intervest Corporation of New York or the merger. The analyses were prepared for purposes of HJV providing its opinion to the Company's Board as to the fairness of the exchange ratio from a financial point of view and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Because those analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, HJV does not assume responsibility if future results are materially different from those forecast.

         Based upon all factors considered, HJV concluded that the Merger Consideration of 1,250,000 of Class A Common Stock of Intervest Bancshares Corporation, to be paid by Intervest Bancshares Corporation pursuant to the Merger Agreement, is fair from a financial point of view to Intervest Bancshares Corporation shareholders.

Compensation of HJV

In August 1999, Intervest Bancshares Corporation retained HJV to act as its financial advisor in connection with the proposed transaction. Intervest Bancshares Corporation paid HJV $20,000 for its services pursuant to the terms of the engagement letter. Intervest Bancshares Corporation also agreed to reimburse HJV for its reasonable out-of-pocket expenses.

Interests of Certain Persons in the Merger

         In considering the recommendation of the Board of Directors with respect to the Merger, shareholders of the Company should be aware that certain members of the Board of

Directors and management have certain interests in the Merger which may present them with potential conflicts of interest in connection with the Merger.

         Specifically, Jerome Dansker, Lowell S. Dansker, Lawrence G. Bergman and members of their families own all of the issued and outstanding shares of capital stock of Intervest Corporation of New York. As a result, all of the 1, 250,000 shares of Class A Common Stock of Intervest Bancshares Corporation to be issued in the Merger will be issued to them in exchange for their shares of capital stock of Intervest Corporation of New York.

Operation and Management of the Company After the Merger

         The persons presently serving as the directors and officers of Intervest Corporation of New York will continue to serve as directors and officers after the Merger. Intervest Corporation of New York will, however, be a wholly-owned subsidiary of Intervest Bancshares Corporation.

Effective Date of the Merger

         Pursuant to the Merger Agreement, ICNY Acquisition Corporation will be merged with and into Intervest Corporation of New York at the Effective Time, and Intervest Corporation of New York will thereupon be the Surviving Corporation. The Merger will become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of New York, and the date upon which such effectiveness occurs is referred to as the "Effective Date." It is anticipated that such filing will be made promptly following receipt of the requisite approval of shareholders of Intervest Bancshares Corporation and satisfaction or waiver of all other conditions to the Merger. Each of the parties to the Merger Agreement will have certain rights to terminate the Merger Agreement in the event that the Merger is not consummated on or before June 30, 2000. See "Termination of the Merger Agreement; Amendments." Although it is anticipated that the Certificate of Merger will be filed and the Effective Date will occur on or before June 30, 2000, there can be no assurance that there will be no further delay between the date of the Special Meeting and the Effective Date, that the conditions to the Merger will be satisfied or waived or that the Merger will occur. See "Conditions to the Merger."

Effect of the Merger

         Intervest Corporation of New York will be the Surviving Corporation upon the effectiveness of the Merger and will succeed to all of the debts and liabilities and all of the rights and property of the Company. The Surviving
Corporation  will become a  wholly-owned  subsidiary  of the Company.  Intervest
Corporation of New York's results of operations will be included in the consolidated results of operations reflected in the Company's periodic reports. Intervest Acquisition Inc. will cease to exist following the Effective Date.

Representations and Warranties

         Each of Intervest Bancshares Corporation, ICNY Acquisition Corporation and Intervest Corporation of New York has made certain customary representations and warranties in the Merger Agreement, including those which relate to, among other things (i) organization and existence of each party and its subsidiaries, (ii) the authorization, execution, delivery and performance of the Merger Agreement and other matters relating to its enforceability, (iii) the absence of broker fees, and (iv) the absence of any undisclosed consents, approvals or authorizations required for the execution, delivery or performance of the Merger Agreement and the consummation of the transactions contemplated thereby.

         Intervest Corporation of New York also has made certain customary representations and warranties relating to, among other things (i) the absence of material adverse changes and undisclosed liabilities, (ii) its capital structure, (iii) its filing of all reports and documents required to be filed with the Securities and Exchange Commission and the accuracy of filings made pursuant thereto, (iv) the accuracy and preparation of certain financial statements (v) the adoption of the Merger Agreement by its Board of Directors and shareholders, (vii) the granting of approvals and the taking of steps to exempt the Merger from the provisions of state anti-takeover laws, and (viii) other matters relating to the conduct of its business including, among other things, its employees, benefit plans, litigation, real estate, permits, compliance with laws, including environmental laws, title to and condition of properties, payment of taxes, Year 2000 compliance, absence of defaults, government and other contracts, intellectual property rights, and the absence of any undisclosed material adverse change in the financial condition, results of operation, business or assets.

Conditions to the Merger

         Consummation of the Merger by Intervest Bancshares Corporation is subject to the satisfaction of certain conditions set forth in the Merger Agreement, including, but not limited to (i) the making of all filings and the receipt of all consents, authorizations, orders and approvals required by governmental or regulatory authorities, or any non-governmental third party,
(ii) the accuracy of the representations and warranties of Intervest Corporation of New York as of the Effective Time, (iii) the absence of any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality outstanding against any party to the Agreement which prohibits, restricts or delays consummation of the Merger or of any of the conditions to the consummation of the Merger, (iv) receipt of all required regulatory approvals, and (v) the adoption of the Merger Agreement by the shareholders of Intervest Bancshares Corporation, (vi) the performance or compliance in all material respects by Intervest Corporation of New York with all covenants and agreements pursuant to the Agreement.

         The obligation of Intervest Corporation of New York to consummate the Merger is subject to the satisfaction of conditions corresponding to those described for the Company in the preceding paragraph.

         The Merger Agreement provides that any party may waive any condition to its obligation to consummate the Merger.

Conduct of Business Pending the Merger

         Pursuant to the Merger Agreement, Intervest Corporation of New York is required to conduct its business in the usual, regular and ordinary course of business consistent with past practice and use its best efforts to preserve its business. Intervest Corporation of New York is further required to refrain from taking certain actions without the written consent of Intervest Bancshares Corporation (unless such actions are provided for in the Merger Agreement), including, but not limited to (i) declaring or paying any dividend on its capital stock, (ii) splitting, combining or reclassifying any of its capital stock or issuing or authorizing the issuance of any securities with respect to its capital stock, (iii) purchasing, redeeming or otherwise acquiring shares of capital stock, (iv) issuing, delivering, selling, pledging or otherwise encumbering any shares of capital stock, (v) amending its charter or bylaws,
(vi) acquiring or agreeing to acquire any other person or the assets or business operations of any person, (vii) selling, licensing, mortgaging or otherwise encumbering  or  disposing  of any of its  property  or  assets,  except  in the ordinary course of business consistent with past practice, (xi) waiving, releasing granting or transferring any rights of material value or modify or change in any material respect any existing contract other than in the ordinary course of business, (xii) adopting any resolution or plan providing for or authorizing a complete or partial liquidation or a dissolution, merger, consolidation, restructuring, recapitalization or reorganization, (xiii) entering into any new contract except in the ordinary course of business consistent with past practice or modifying or terminating any existing contract if it would have a material adverse effect on the Company or enter into any license, franchise or similar agreements, (xiv) engaging in any unusual or novel method of transacting business or change any accounting principals, (xv) settling or compromising any litigation, except where the amount paid in settlement or compromise is not material, or (xvi) taking or omitting to take any action that would cause any of the representations or warranties of the Company contained in the Merger Agreement not to be true and correct, in all material respects.

No Solicitation by the Company

         The Merger Agreement also provides that Intervest Corporation of New York will not initiate, solicit, cooperate or encourage, or take any other action to facilitate any inquiries or the making of any proposal or public announcement, or enter into any agreement with a third party relating to any possible acquisition of Intervest Corporation of New York.

Termination of the Merger Agreement; Amendments

         The Merger Agreement may be modified or amended by an agreement signed by the parties. However, no amendment may be made after adoption by Intervest Bancshares' shareholders that, by law, would require shareholder approval. It is the intention of management of Intervest Bancshares to submit any amendment that might have a material adverse effect on the rights of shareholders to the shareholders for approval. The Merger Agreement expressly permits the waiver or extension of any term, provision or condition in writing by the party entitled to the benefits thereof.

         The Merger Agreement provides that it may be terminated at any time, whether before or after approval by Intervest Bancshare's shareholders: (i) by mutual consent of the Intervest Bancshares Corporation and Intervest Corporation of New York; (ii) by either Intervest Bancshares Corporation or Intervest Corporation of New York if any governmental action shall have been taken to enjoin or prohibit the Merger or any other legal restraint or prohibition against the Merger is in effect; (iii) by Intervest Bancshares Corporation if Intervest Corporation of New York executes a binding agreement with a third party regarding an Alternative Transaction, (iv) by Intervest Corporation of New York in the event of an uncured material breach of the Merger Agreement on the part of Intervest Bancshares (v) by Intervest Bancshares in the event of an uncured material breach by Intervest Corporation of New York, (vi) by Intervest Corporation of New York if there is a material adverse change with respect to Intervest Bancshares Corporation, (vii) by Intervest Bancshares if Intervest Corporation of New York's Board of Directors fails to recommend or withdraws, modifies or changes its recommendation to adopt the Merger Agreement or takes any position inconsistent with such recommendation, (viii) by either Intervest Corporation of New York or Intervest Bancshares Corporation if the shareholders of Intervest Bancshares Corporation do not adopt the Merger at the Shareholder's Meeting, (ix) by either party if the Merger shall not have been consummated on or before June 30, 2000.

Certain Regulatory Matters

         The Merger requires the prior approval of the Federal Reserve Bank of Atlanta under the Bank Holding Company Act. Specifically, Intervest Bancshares Corporation must obtain prior approval to engage in the nonbanking activities presently conducted by Intervest Corporation of New York.

         The parties do not believe that any additional governmental filings in the United States, other than the certificate of merger to be filed with the New York Secretary of State, and other than filings in connection with the dissolution of ICNY Acquisition Corporation are required with respect to the Merger. Consummation of the Merger is conditioned upon, among other things, the absence of any preliminary or permanent injunction or other order issued by any court or other judicial or administrative body of competent jurisdiction which prohibits or prevents consummation of the Merger.

                 PRICE RANGE OF COMMON STOCK AND DIVIDEND POLICY

         Intervest Bancshares Corporation Class A Common Stock is publicly traded on the Nasdaq Small Cap Market under the symbol "IBCA." At September 30, 1999, there were approximately 800 record holders of Class A Common Stock. The following table sets forth, for the calendar periods indicated, the high and low sale prices per share for the Common Stock, as reported by Nasdaq. Trading of the Company's Class A Common Stock on the SmallCap Market commenced on November 25, 1997.

         Calendar Year        Quarter                    High         Low
         -------------        -------                    ----         ---

                  1997     November 25, 1997 to         $12.25      $11.50
                           December 31, 1997

                  1998              First                15.25       11.00
                                    Second               16.00       11.25
                                    Third                13.00        8.25
                                    Fourth               10.00        8.00

                  1999              First                11.00        7.625
                                    Second               19.00        7.813
                                    Third                 9.75        7.438

         There is no market for the Company's Class B Common Stock. On October 29, 1999, the date preceding the public announcement of the execution of the Merger Agreement, the closing sale price for the Class A Common Stock as reported by Nasdaq was $9.00. The high and low sale price for the Class A Common Stock as reported by Nasdaq on January 31, 2000, the last full trading day prior to the printing of this Proxy Statement, was $6.25 per share. Shareholders are urged to obtain current market quotations for the Class A Common Stock.

         The Company has never paid any cash dividends and does not intend to do so in the near future.

                              NO DISSENTERS RIGHTS

         Holders of Intervest Bancshares Stock Corporation do not have a right to dissent under applicable law in connection with the Merger. Section 262(b)(1) of the Delaware General Corporation Law provides, in relevant part, that the right to dissent and receive payment of the fair value of shares shall not be available to a shareholder for shares which, at the record date fixed for the special meeting, were designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., such as Intervest Bancshares Corporation's shares of Class A Common Stock.

                               UNAUDITED PRO FORMA
              CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS


         The following unaudited pro forma condensed combined statement of financial condition as of September 30, 1999, combines the historical consolidated statements of financial condition of Intervest Bancshares Corporation and its Subsidiaries ("IBC") and Intervest Corporation of New York ("ICNY") as if the two companies had merged as of September 30, 1999 using the "pooling-of-interests" method of accounting, and after giving effect to the related pro forma adjustments described in the accompanying explanatory notes.

          In the merger, ICNY shareholders will receive an aggregate of 1,250,000 shares of IBC's Class A common stock in exchange for all of ICNY's capital stock. ICNY is a closely held corporation with approximately 48 shares of capital stock outstanding.

          The following condensed combined statements of earnings for the nine months ended September 30, 1999 and for the year ended December 31, 1998, combine the historical consolidated statements of earnings of IBC and ICNY as if the two companies had merged on January 1, 1998 using the "pooling-of-interests" method of accounting and after giving effect to the related pro forma adjustments described in the accompanying explanatory notes.
Both IBC's and ICNY's fiscal years end on December 31.

         Under the "pooling-of-interests" method of accounting, the recorded assets, liabilities, shareholders' equity, income and expenses of IBC and ICNY are combined and recorded at their historical cost amounts, except as described below and in the explanatory footnotes. The accounting policies of IBC and ICNY are substantially comparable.

         The unaudited pro forma condensed combined consolidated financial statements included herein are presented for informational purposes only. This information includes various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger had been consummated on the date or at the beginning of the periods indicated or which may be obtained in the future.

         The unaudited pro forma condensed combined consolidated financial statements and the accompanying explanatory notes should be read in conjunction with and are qualified in their entirety by reference to the historical financial statements and related notes thereto of IBC and ICNY referenced in this Proxy Statement.

                Intervest Bancshares Corporation and Subsidiaries
                      and Intervest Corporation of New York
     Unaudited Pro Forma Condensed Combined Statement of Financial Condition
                            As of September 30, 1999

                                                      Historical   Historical    Pro Forma           Pro Forma
($ in thousands)                                          IBC          ICNY      Adjustments          Combined
--------------------------------------------------- ------------- ----------- -------------- ----- ------------

ASSETS
Cash and due from banks                                 $  3,210   $    273   $   (100)(a)          $  3,383
Federal funds sold                                        15,343        --          --                15,343
Short-term investments                                       288     41,357     (5,806)(b)            35,839
                                                         --------   --------   --------         ------------
    Total cash and cash equivalents                       18,841     41,630     (5,906)               54,565
Interest-bearing deposits with banks                         100       --         --                     100
Securities held to maturity, net                          80,168       --         --                  80,168
Restricted security, Federal Reserve Bank stock, at          508       --         --                     508
cost
Loans receivable, net of allowance for loan losses      121,067     52,353       (275)(c)            173,145
Accrued interest receivable                               1,801        865        --                   2,666
Premises and equipment, net                               5,698         59        --                   5,757
Deferred income tax asset                                   721         27        --                     748
Other assets                                              1,252      3,613         46 (d)              4,911
---------------------------------------------------    --------   --------   --------            ------------
Total assets                                           $230,156   $ 98,547   $ (6,135)              $322,568
---------------------------------------------------    --------   --------   --------            ------------

LIABILITIES
Deposits:
   Demand deposits                                    $   3,464   $   --     $   --                 $  3,464

   NOW deposits                                           7,943       --         --                    7,943
   Savings deposits                                      21,951       --         --                   21,951
   Money-market deposits                                 59,227       --       (5,806)(b)             53,421
   Time deposits                                        104,766       --         --                  104,766
                                                       --------   --------   --------            ------------
Total deposits                                          197,351       --       (5,806)               191,545
Convertible subordinated debentures payable               6,930       --         --                    6,930
Subordinated debentures payable                            --       77,400       --                   77,400
Accrued interest on debentures payable                     738       6,601       --                    7,339
Mortgage escrow funds                                    2,491       1,978       --                    4,469
Official checks outstanding                              1,108        --         --                    1,108
Other liabilities                                        1,111         389      (275)(c)               1,225
---------------------------------------------------   --------    --------   --------             ------------
Total liabilities                                      209,729      86,368    (6,081)                290,016
---------------------------------------------------   --------    --------   --------             ------------

Minority interest                                           18       --         --                        18

STOCKHOLDERS' EQUITY
Class A common stock                                     2,194      2,000     (2,000)(e)
                                                                               1,250 (e)               3,444
Class B common stock                                       305        100       (100)(e)                 305
Additional paid-in-capital                              13,909      3,509     (3,509)(e)
                                                                               4,359 (e)              18,268
Retained earnings                                        4,001      6,570        (54)(f)              10,517
---------------------------------------------------   --------   --------   --------            ------------
Total stockholders' equity                              20,409     12,179        (54)                 32,534
---------------------------------------------------   --------   --------   --------            ------------
Total liabilities and stockholders' equity            $230,156   $ 98,547   $ (6,135)               $322,568
---------------------------------------------------   --------   --------   --------            ------------

         See accompanying explanatory notes to the condensed consolidated financial statements.

                Intervest Bancshares Corporation and Subsidiaries
                      and Intervest Corporation of New York
          Unaudited Pro Forma Condensed Combined Statement of Earnings
                  For The Nine Months Ended September 30, 1999

                                                                  Historical  Historical    Pro Forma      Pro Forma
($ in thousands, except per share data)                                IBC       ICNY      Adjustments      Combined
----------------------------------------------------------------- ----------- ----------- --------------- -------------

INTEREST AND DIVIDEND INCOME
Loans receivable                                                     $ 6,580      $7,192     $  -              $13,772
Securities                                                             3,674         887        -                4,561
Other interest-earning assets                                            350         134      (50)   (g)           434
----------------------------------------------------------------- ----------- ----------- --------------- -------------
Total interest and dividend income                                    10,604       8,213      (50)              18,767
----------------------------------------------------------------- ----------- ----------- --------------- -------------

INTEREST EXPENSE
Deposits                                                               6,181           -      (50)   (g)         6,131
Convertible debentures                                                   473       6,799        -                7,272
Federal funds purchased                                                    9           -        -                    9
----------------------------------------------------------------- ----------- ----------- --------------- -------------
Total interest expense                                                 6,663       6,799      (50)              13,412
----------------------------------------------------------------- ----------- ----------- --------------- -------------

Net interest and dividend income                                       3,941       1,414        -                5,355
Provision for loan loss reserves                                         605           -        -                  605
----------------------------------------------------------------- ----------- ----------- --------------- -------------
Net interest and dividend income
     after provision for loan loss reserves                            3,336       1,414        -                4,750
----------------------------------------------------------------- ----------- ----------- --------------- -------------

NONINTEREST INCOME
Customer service fees                                                    100           -        -                  100
Income from mortgage activities                                          250         516        -                  766
All other                                                                  1          21        -                   22
----------------------------------------------------------------- ----------- ----------- --------------- -------------
Total noninterest income                                                 351         537        -                  888
----------------------------------------------------------------- ----------- ----------- --------------- -------------

NONINTEREST EXPENSES
Salaries and employee benefits                                         1,114         447        -                1,561
Occupancy and equipment, net                                             552         136        -                  688
Advertising and promotion                                                 17          94        -                  111
Professional fees and services                                           163          20      100 (a)              283
Stationery, printing and supplies                                        107          12        -                  119
All other                                                                332         115        -                  447
----------------------------------------------------------------- ----------- ----------- --------------- -------------
Total noninterest expenses                                             2,285         824      100                3,209
----------------------------------------------------------------- ----------- ----------- --------------- -------------

Earnings before income taxes & change in accounting principle          1,402       1,127        -                2,429
Provision for income taxes                                             (544)       (516)       46 (d)           (1,014)
Cumulative effect of change in accounting principle                    (128)           -        -                 (128)
----------------------------------------------------------------- ----------- ----------- --------------- -------------
Net earnings                                                         $   730  $     611      $(54)              $1,287
----------------------------------------------------------------- ----------- ----------- --------------- -------------

Basic earnings per share:
   Earnings before change in accounting principle                     $ 0.34          NM        NM              $0.38
   Cumulative effect of change in accounting principle                 (0.05)         NM        NM              (0.04)
----------------------------------------------------------------- ----------- ----------- --------------- -------------
   Net earnings per share                                             $ 0.29          NM        NM              $0.34
----------------------------------------------------------------- ----------- ----------- --------------- -------------

Diluted earnings per share:
   Earnings before change in accounting principle                     $ 0.29          NM        NM               $0.34
   Cumulative effect of change in accounting principle                (0.04)          NM        NM               (0.03)
----------------------------------------------------------------- ----------- ----------- --------------- -------------
   Net earnings per share                                             $ 0.25          NM        NM               $0.31
----------------------------------------------------------------- ----------- ----------- --------------- -------------
NM -computation is not meaningful and not presented.
See  accompanying  explanatory  notes to the  condensed  consolidated  financial statements.


                Intervest Bancshares Corporation and Subsidiaries
                      and Intervest Corporation of New York
          Unaudited Pro Forma Condensed Combined Statement of Earnings
                      For The Year Ended December 31, 1998

                                                                Historical    Historical      Pro Forma      Pro Forma
($ in thousands, except per share data)                              IBC         ICNY        Adjustments      Combined
-------------------------------------------------------------- ------------- -------------- --------------- -------------

INTEREST AND DIVIDEND INCOME
Loans receivable                                                    $ 8,278        $11,106       $   -           $19,384
Securities                                                            4,224            592        -                4,816
Other interest-earning assets                                           432             45      (29)   (g)           448
-------------------------------------------------------------- ------------- -------------- --------------- -------------
Total interest and dividend income                                   12,934         11,743       (29)             24,648
-------------------------------------------------------------- ------------- -------------- --------------- -------------

INTEREST EXPENSE
Deposits                                                              7,977              -      (29)   (g)         7,948
Convertible debentures                                                  319          9,401        -                9,720
Federal funds purchased                                                   1              -        -                    1
-------------------------------------------------------------- ------------- -------------- --------------- -------------
Total interest expense                                                8,297          9,401       (29)             17,669
-------------------------------------------------------------- ------------- -------------- --------------- -------------

Net interest and dividend income                                      4,637          2,342                         6,979
Provision for loan loss reserves                                        479                       -                  479
-------------------------------------------------------------- ------------- -------------- --------------- -------------
Net interest and dividend income
     after provision for loan loss reserves                           4,158          2,342        -                6,500
-------------------------------------------------------------- ------------- -------------- --------------- -------------

NONINTEREST INCOME
Customer service fees                                                   139              -        -                  139
Income from mortgage activities                                         195            317        -                  512
All other                                                                15             33        -                   48
-------------------------------------------------------------- ------------- -------------- --------------- -------------
Total noninterest income                                                349            350        -                  699
-------------------------------------------------------------- ------------- -------------- --------------- -------------

NONINTEREST EXPENSES
Salaries and employee benefits                                        1,056            293        -                1,349
Occupancy and equipment, net                                            467            107        -                  574
Advertising and promotion                                                31            118        -                  149
Professional fees and services                                          225            331        -                  556
Stationery, printing and supplies                                        98              5        -                  103
All other                                                               256             90        -                  346
-------------------------------------------------------------- ------------- -------------- --------------- -------------
Total noninterest expenses                                            2,133            944        -                3,077
-------------------------------------------------------------- ------------- -------------- --------------- -------------

Earnings before income taxes                                          2,374          1,748        -                4,122
Provision for income taxes                                            (939)          (801)        -              (1,740)
-------------------------------------------------------------- ------------- -------------- --------------- -------------
Net earnings                                                      $   1,435     $      947        -               $2,382
-------------------------------------------------------------- ------------- -------------- --------------- -------------

Basic earnings per share:                                        $     0.58             NM        -              $  0.64

Diluted earnings per share:                                      $     0.46             NM        -              $  0.54
-------------------------------------------------------------- ------------- -------------- --------------- -------------
NM -computation is not meaningful and not presented.
See  accompanying  explanatory  notes to the  condensed  consolidated  financial statements.






                Intervest Bancshares Corporation and Subsidiaries
                      and Intervest Corporation of New York
 Explanatory Notes to Unaudited Pro Forma Condensed Combined Financial Statements

A) Represents estimated transaction costs of the merger. The charges consist primarily of consulting fees and other professional fees associated with consummating the merger.

B) Represents the elimination of intercompany cash balances maintained in deposit accounts at IBC's subsidiaries.

C) Represents the reclassification of certain unearned income related to loans from all other liabilities in order to conform to IBC's accounting policies and procedures.

D) Represents the expected tax benefit associated with the pro forma adjustments.

E) Represents the elimination of ICNY's stockholders' equity and the issuance of 1,250,000 shares of IBC Class A common stock with a par value of $1.00.

F)       Represents the after-tax effect of all pro forma adjustments.

G) Represents the elimination of intercompany interest income and expense on deposit accounts.

H) The weighted-average number of common shares used for basic and diluted earnings per share computations are summarized in the table that follows:

           For the Nine Months Ended September 30, 1999                             Historical     Shares     Pro Forma
                                                                                          IBC      Issued     Combined
           ------------------------------------------------------------------------ ------------ ----------- ------------
           Basic earnings per share:
           ------------------------------------------------------------------------ ------------ ----------- ------------
              Average number of common shares outstanding                             2,494,410   1,250,000    3,744,410
           ------------------------------------------------------------------------ ------------ ----------- ------------
           Diluted earnings per share:
           ------------------------------------------------------------------------ ------------ ----------- ------------
              Average number of common shares outstanding                             2,494,410   1,250,000    3,744,410
              Average number of potentially dilutive shares outstanding                 455,035           -      455,035
           ------------------------------------------------------------------------ ------------ ----------- ------------
              Total average number of common shares outstanding used for dilution     2,949,445   1,250,000    4,199,445
           ------------------------------------------------------------------------ ------------ ----------- ------------


           For the Year Ended December 31, 1998                                     Historical     Shares     Pro Forma
                                                                                          IBC      Issued     Combined
           ------------------------------------------------------------------------ ------------ ----------- ------------
           Basic earnings per share:
           ------------------------------------------------------------------------ ------------ ----------- ------------
              Average number of common shares outstanding                             2,457,113   1,250,000    3,707,113
           ------------------------------------------------------------------------ ------------ ----------- ------------
           Diluted earnings per share:
           ------------------------------------------------------------------------ ------------ ----------- ------------
              Average number of common shares outstanding                             2,457,113   1,250,000    2,457,113
              Average number of potentially dilutive shares outstanding               1,106,403           -    1,106,403
           ------------------------------------------------------------------------ ------------ ----------- ------------
              Total average  number of outstanding  used for dilution  computation    3,473,516   1,250,000    4,723,516
           (1)
           ------------------------------------------------------------------------ ------------ ----------- ------------

         (1)  Adjusted  earnings for the 1998 fully  diluted  earnings per share
              computations   amounted  to  $1,607,000  for  Historical  IBC  and
              $2,554,000 for Pro Forma Combined.

                                     EXPERTS

         The Consolidated Financial Statements of Intervest Bancshares Corporation as of December 31, 1998 and 1997, and for each of the years in the three year period ended December 31, 1998, are included in the Report on Form 10-K for the year ended December 31, 1998, which is included as Annex C to this Proxy Statement. The Intervest Bancshares Corporation Financial Statements have been so included in reliance upon the report of Hacker, Johnson, Cohen & Grieb P.A., independent accountants, included therein given upon the authority of said firm as experts in accounting and auditing.

         The Consolidated Financial Statements of Intervest Corporation of New York as of December 31, 1998 and 1997, and for each of the years in the three year period ended December 31, 1998, are included in the Report on Form 10-K for the year ended December 31, 1998, which is included as Annex E to this Proxy Statement. The Intervest Corporation of New York Financial Statements have been so included in reliance upon the report of Richard A. Eisner & Co., LLP, independent accountants, included therein given upon the authority of said firm as experts in accounting and auditing.

                     PROPOSED INCREASE IN AUTHORIZED SHARES

         The board of directors has proposed that the Certificate of Incorporation of Intervest Bancshares Corporation be amended to increase the number of shares of Class A Common Stock that the corporation is authorized to issue from 7,500,000 shares to 9,500,000 shares. At October 31, 1999, 2,271,879 shares of Class A Common Stock were issued and outstanding. In addition, an aggregate of approximately 3,516,000 shares of Class A Common Stock were reserved for issuance upon conversion of issued and outstanding shares of Class B Common Stock, the exercise of outstanding warrants for the purchase of Class A Common Stock and the conversion of outstanding debentures which provide for conversion into shares of Class A Common Stock. In addition, an aggregate of 1,250,000 shares of Class A Common Stock will issued if the merger is approved by the shareholders. As a result, only a limited number of shares of Class A Common Stock would remain available for general corporate purposes, including capital transactions, employee incentives and acquisitions.

         The amendment would increase the number of shares of Class A Common Stock that the Company is authorized to issue from 7,500,000 shares to 9,500,000 shares in order to have additional authorized but unissued shares available for issuance to meet business demands as they may arise. The Board of Directors believes that such additional shares will provide Intervest Bancshares Corporation with the flexibility to issue Class A Common Stock for possible future acquisitions, dividends, splits, stock option plans, possible future financings or other corporate purposes which may be identified in the future by the Board of Directors, without the possible expense and delay of a special shareholders meeting.

         The authorized shares of Class A Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by the shareholders, except as may be required by applicable law, the rules of the Nasdaq SmallCap Market, or by the rules of any stock exchange or national securities association trading system on which the securities may then be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Class A Common Stock. Holders of Class A Common Stock have no preemptive rights.

         The Company has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of Class A Common Stock proposed to be authorized. The issuance of additional shares of Class A Common Stock may have a dilutive effect on earnings per share and for persons who do not purchase additional shares to maintain their pro rata interest in the Company, on such shareholder's percentage voting power.

         Although the Company has no present intention to issue shares of Class A Common Stock to make acquisitions of control of the Company more difficult and is unaware of any pending proposals to acquire the Company, any future issuances of Class A Common Stock could have that effect. For example, the acquisition of shares of the Company's Class A Common Stock by an entity seeking to acquire control of the Company might be discouraged through the public or private issuance of the additional shares of Class A Common Stock, since such issuance would dilute the stock ownership of the acquiring entity.

         The proposal relating to the amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 7,500,000 shares to 9,500,000 shares requires approval by a majority of the shares of Class A and Class B Common Stock present or represented at the meeting. The Board of Directors recommends a vote FOR this proposal.

                                   STOCK BONUS

         The board of directors of the company has approved the grant to the Chairman of the Board of Directors of a stock bonus of 50,000 shares of Class B Common Stock for his services with respect to the development, structuring and other activities associated with the proposed Merger. The grant, which is subject to approval of the shareholders, is subject to the following restrictions: until October 14, 2004 or the death of the Chairman, if earlier:
(i) the shares will not be transferable, except for transfers to members of his immediate family (in which case the shares would remain subject to these restrictions until October 14, 2004); (ii) the shares will not be convertible into shares of Class A Common Stock; and (iii) any dividends declared on the shares of Class B Common Stock will be forfeited and retained by the company.

         Approval of this proposal requires the affirmative vote of the holders of a majority of shares of Class A and Class B Common Stock present or represented at the meeting and the board of directors recommends a vote FOR this proposal.

                              SHAREHOLDER PROPOSALS

         Any proposals of shareholders to be presented at Intervest Bancshares 2000 Annual Meeting of Shareholders must have been received by the Company on or before December 1, 1999 for inclusion in the Company's Proxy Statement related to such meeting, subject to the rules and regulations of the Securities and Exchange Commission. In addition, the Company may use its discretion in voting proxies with respect to shareholder proposals not included in the Proxy Statement for the 2000 Annual Meeting of Shareholders, unless the Company receives notice of such proposals prior to February 19, 2000.

                                  OTHER MATTERS

         Management knows of no other business to be transacted at the Special Meeting, but, if any other matters do properly come before the Special Meeting, the persons named as proxies or their substitute will vote or act with respect to such other matters in accordance with the direction of a majority of the Board of Directors.

                                         By Order of the Board of Directors

                                         Lawrence G. Bergman, Secretary

                     ANNEX A - AGREEMENT AND PLAN OF MERGER

--------------------------------------------------------------------------------

                          AGREEMENT AND PLAN OF MERGER
                          DATED AS OF NOVEMBER 1, 1999
                                      AMONG
                        INTERVEST BANCSHARES CORPORATION
                          ICNY ACQUISITION CORPORATION
                                       AND
                        INTERVEST CORPORATION OF NEW YORK

 -------------------------------------------------------------------------------


                                TABLE OF CONTENTS


ARTICLE 1                                                                                                          1
         THE MERGER                                                                                                1
                  Section 1.1.  The Merger                                                                         1
                  Section 1.2.  Effective Time                                                                     1
                  Section 1.3.  Closing of the Merger                                                              2
                  Section 1.4.  Effects of the Merger                                                              2
                  Section 1.5.  Certificate of Incorporation and Bylaws                                            2
                  Section 1.6.  Directors                                                                          2
                  Section 1.7.  Officers                                                                           2
                  Section 1.8.  Merger Consideration; Conversion of Shares                                         2
                  Section 1.9.  Exchange of Certificates                                                           3

ARTICLE 2                                                                                                          4
         REPRESENTATIONS AND WARRANTIES OF THE COMPANY                                                             4
                  2.1.     CAPITAL STRUCTURE OF THE COMPANY                                                        4
                  2.2.     ORGANIZATION, STANDING AND AUTHORITY OF THE COMPANY                                     4
                  2.3.     OWNERSHIP OF THE COMPANY SUBSIDIARIES; CAPITAL STRUCTURE OF THE COMPANY SUBSIDIARIES    5
                  2.4.     ORGANIZATION, STANDING AND AUTHORITY OF THE COMPANY SUBSIDIARIES                        5
                  2.5.     AUTHORIZED AND EFFECTIVE AGREEMENT                                                      5
                  2.6.     SEC DOCUMENTS; REGULATORY FILINGS                                                       6
                  2.7.     FINANCIAL STATEMENTS; BOOKS AND RECORDS; MINUTE BOOKS                                   7
                  2.8.     MATERIAL ADVERSE CHANGE                                                                 7
                  2.9.     ABSENCE OF UNDISCLOSED LIABILITIES                                                      7
                  2.10.    PROPERTIES                                                                              7
                  2.11.    LOANS                                                                                   8
                  2.12.    TAX MATTERS                                                                             8
                  2.13.    EMPLOYEE BENEFIT PLANS                                                                  9
                  2.14.    CERTAIN CONTRACTS                                                                       9
                  2.15.    LEGAL PROCEEDINGS                                                                       10
                  2.16.    COMPLIANCE WITH LAWS                                                                    10
                  2.17.    LABOR MATTERS                                                                           11
                  2.18.    BROKERS AND FINDERS                                                                     11
                  2.19.    INSURANCE                                                                               11
                  2.20.    ENVIRONMENTAL LIABILITY                                                                 11
                  2.21.    INTELLECTUAL PROPERTY                                                                   12
                  2.22.    INSIDER INTERESTS                                                                       12
                  2.23.    YEAR 2000                                                                               12
                  2.24.    TAX TREATMENT                                                                           12

ARTICLE 3                                                                                                          13
         REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION                                                  13
                  Section 3.1. Organization                                                                        13
                  Section 3.2.  Capitalization of Parent and its Subsidiaries                                      13
                  Section 3.3.  Authority Relative to this Agreement                                               13
                  Section 3.4.  SEC Reports                                                                        14
                  Section 3.5.  Consents and Approvals; No Violations                                              14
                  Section 3.6.  Litigation                                                                         14
                  Section 3.7.  Tax Treatment                                                                      15
                  Section 3.8.  Brokers                                                                            15
                  Section 3.9.  No Prior Activities                                                                15
                  Section 3.10. No Undisclosed Liabilities; Absence of Changes                                     15
                  Section 3.11. Compliance with Applicable Law                                                     15
                  Section 3.12. Representations Complete                                                           15

ARTICLE 4                                                                                                          16
         COVENANTS                                                                                                 16
                  Section 4.1.  Conduct of Business of the Company                                                 16
                                ----------------------------------
                  Section 4.2.  No Solicitation or Negotiation                                                     17
                                ------------------------------
                  Section 4.3.  Meeting of Stockholders                                                            18
                                -----------------------
                  Section 4.4.  Sale of Shares; Stockholder Matters                                                18
                                -----------------------------------
                  Section 4.5.  Access to Information                                                              18
                                ---------------------
                  Section 4.6.  Confidentiality                                                                    18
                                ---------------
                  Section 4.7.  Expenses                                                                           19
                                --------
                  Section 4.8.  Consent                                                                            19
                                -------
                  Section 4.9.  Reasonable Efforts                                                                 19
                                ------------------
                  Section 4.10.  Notification of Certain Matters                                                   20
                                 -------------------------------
                  Section 4.11  Additional Documents and Further Assurances                                        20
                                -------------------------------------------
                  Section 4.12.  Certain Filings; Reasonable Efforts                                               20
                                 -----------------------------------
                  Section 4.13.  Public Announcements                                                              20
                                 --------------------

ARTICLE 5                                                                                                          21
         CONDITIONS TO CONSUMMATION OF THE MERGER                                                                  21
                  Section 5.1.  Conditions to Each Party's Obligations to Effect the Merger                        21
                  Section 5.2.  Conditions to the Obligations of the Company                                       21
                  Section 5.3.  Conditions to the Obligations of Parent and Acquisition                            22

ARTICLE 6                                                                                                          23
         TERMINATION; AMENDMENT; WAIVER                                                                            23
                  Section 6.1.  Termination                                                                        23
                  Section 6.2.  Effect of Termination                                                              24
                  Section 6.3.  Amendment                                                                          24
                  Section 6.4.  Extension; Waiver                                                                  24

ARTICLE 7                                                                                                          24
         MISCELLANEOUS                                                                                             24
                  Section 7.1.  Nonsurvival of Representations and Warranties                                      24
                  Section 7.2.  Entire Agreement; Assignment                                                       24
                  Section 7.3.  Validity                                                                           24
                  Section 7.4.  Notices                                                                            24
                  Section 7.5.  Governing Law and Venue; Waiver of Jury Trial                                      25
                  Section 7.6.  Descriptive Headings                                                               25
                  Section 7.7.  Parties in Interest                                                                25
                  Section 7.8.  Certain Definitions                                                                25
                  Section 7.9.  Personal Liability                                                                 26
                  Section 7.10.  Counterparts                                                                      27


                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") dated as of November 1, 1999, is by and among INTERVEST CORPORATION OF NEW YORK, a New York corporation (the "Company"), INTERVEST BANCSHARES CORPORATION, a Delaware corporation (the "Parent"), and ICNY ACQUISITION CORPORATION, a New York corporation and a wholly owned subsidiary of Parent ("Acquisition"), Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in Section 7.8 of this Agreement.

         WHEREAS, the Boards of Directors of the Company, Parent and Acquisition have each (i) determined that the Merger (as defined below) is advisable and fair and in the best interests of their respective stockholders and (ii) approved the Merger upon the terms and subject to the conditions set forth in this Agreement; and

         WHEREAS, for Federal income tax purposes it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

         WHEREAS, the Company, Parent and Acquisition desire to make certain representations and warranties and other agreements in connection with the Merger,

         NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Company, Parent and Acquisition hereby agree as follows:

                                    ARTICLE 1

                                   THE MERGER

Section 1.1 The Merger. At the Effective Time (as defined below) and upon the terms and subject to the conditions of this Agreement and in accordance with the New York Business Corporation Law (the "NYBCL"), Acquisition shall be merged with and into the Company (the "Merger"). Following the Merger, the Company shall continue as the surviving corporation (the "Surviving Corporation") and the separate corporate existence of Acquisition shall cease. The Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Code. Parent, as the sole stockholder of Acquisition, hereby approves the Merger and this Agreement.

Section 1.2 Effective Time. Subject to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.3), (a) a Certificate of Merger (the "Certificate of Merger") shall be duly executed and acknowledged by Acquisition and the Company and thereafter delivered for filing to the Secretary of State of the State of New York for filing pursuant to
Section 904 of the NYBCL and (b) the parties shall make such other filings with the Secretary of State of the State of New York as shall be necessary to effect the Merger. The Merger shall become effective at such time as a properly executed copy of the Certificate of Merger is duly filed with the Secretary of State of the State of New York in accordance with Section 251 of the DGCL, or such later time as Parent and the Company may agree upon and as may be set forth in the Certificate of Merger (the time the Merger becomes effective being referred to herein as the "Effective Time").

Section 1.3 Closing of the Merger. The closing of the Merger (the "Closing") will take place at a time and on a date (the "Closing Date") to be specified by the parties, which shall be no later than the second business day after satisfaction (or waiver) of the latest to occur of the conditions set forth in
Article 5, at the offices of the Parent, 10 Rockefeller Plaza, Suite 1015, New York, New York 10020 unless another time, date or place is agreed to in writing by the parties hereto.

Section 1.4 Effects of the Merger. The Merger shall have the effects set forth in the NYBCL. Without limiting the generality of the foregoing and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Acquisition shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Acquisition shall become the debts, liabilities and duties of the Surviving Corporation.

Section 1.5 Certificate of Incorporation and Bylaws. The Certificate of Incorporation of the Company in effect at the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation until amended in accordance with Applicable Law. The bylaws of the Company in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with Applicable Law.

Section 1.6 Directors. The directors of the Company at the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and bylaws of the Surviving Corporation until such director's successor is duly elected or appointed and qualified.

Section 1.7 Officers. The officers of the Company at the Effective Time shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and bylaws of the Surviving Corporation until such officer's successor is duly elected or appointed and qualified.

Section 1.8  Merger Consideration; Conversion of Shares.

         (a) At the Effective Time, each share of common stock and Class B Stock of the Company (individually a "Share" and collectively the "Shares") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Acquisition, the Company or the holder thereof, be converted into the right to receive a number of fully paid and nonassessable shares of Class A common stock, par value $1.00 per share, of Parent ("Parent Common Stock") equal to the Exchange Ratio (as defined below).

         (b) The "Exchange Ratio" shall be 26,189 shares of Parent Common Stock for each Share, so that an aggregate of 1,250,000 shares of Parent Common Stock shall be issued for the 47.73 issued and outstanding Shares.

         (c) If, between the date of this Agreement and the Effective Time, the outstanding shares of Parent Common Stock or the Shares shall have been changed into a different number of shares or a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, then the Exchange Ratio shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

Section 1.9  Exchange of Certificates.

         (a) Following the Effective Time, Parent shall instruct its transfer agent to issue certificates representing the appropriate number of shares of Parent Common Stock issuable pursuant to Section 1.8 in exchange for outstanding Shares.

         (b) Not later than two (2) business days after the Effective Time, Parent shall mail to each holder of record of a certificate or certificates that immediately prior to the Effective Time represented outstanding Shares (the "Certificates") and whose shares were converted into the right to receive shares of Parent Common Stock pursuant to Section 1.8: (i) a letter of transmittal (which shall specify that delivery shall be effected and risk of loss and title to the Certificates shall pass only upon delivery of the Certificates to the transfer agent and shall be in such form and have such other provisions as Parent and the Company may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Parent Common Stock. Upon surrender of a Certificate for cancellation to the transfer agent together with such letter of transmittal duly executed, the holder of such Certificate shall be issued a certificate representing that number of whole shares of Parent Common Stock, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, a certificate representing the proper number of shares of Parent Common Stock shall be issued to a transferee if the Certificate representing such Shares is presented to the transfer agent accompanied by all documents required  to  evidence  and  effect  such  transfer  and by  evidence  that  any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 1.9, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing shares of Parent Common Stock.

         (c) No dividends or other distributions declared or made after the Effective Time with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock represented thereby, until the holder of record of such Certificate shall surrender such Certificate. Subject to the effect of Applicable Law, following surrender of any such Certificate there shall be paid to the record holder of the certificates representing whole shares of Parent Common Stock issued in exchange therefor without interest (i) and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such number of whole shares of Parent Common Stock and (ii) at the appropriate payment date the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Parent Common Stock.

         (d) All shares of Parent Common Stock issued as part of the Merger Consideration upon the surrender for exchange of Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Shares; subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the date hereof that remain unpaid at the Effective Time, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

         (e) No fractions of a share of Parent Common Stock shall be issued in the Merger . Rather, an aggregate of 1,250,000 shares of Parent Common Stock will be allocated among the holders of Shares such that each holder of Shares shall receive a whole number of shares, determined by rounding after application of the Exchange Ratio, with the procedure for such rounding to be determined by the Company. The Company shall, prior to the Closing Date, furnish Parent with a list of its shareholders and the whole number of shares of Parent Common Stock to be issued to each.

         (f) If any certificate for shares of Parent Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Parent or the transfer agent any transfer or other taxes required by reason of the issuance of a certificate for shares of Parent Common Stock in any name other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of Parent or the transfer agent that such tax has been paid or is not payable.

         (g) Notwithstanding anything to the contrary in this Section 1.9, none of the transfer agent, the Surviving Corporation or any party hereto shall be liable to any person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or Applicable Law.

         (h) It is intended by the Company that the Merger shall constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code (the "Code"). Neither Parent nor Acquisition makes any representation that the transaction will in fact constitute a reorganization.

         (i) The shares of Parent Common Stock to be issued in connection with the Merger will be issued in a transaction exempt from registration under the Securities Act, by reason of Section 4(2) thereof.

                                    ARTICLE 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Parent and Acquisition as follows:

         2.1.     CAPITAL STRUCTURE OF THE COMPANY

         The authorized capital stock of the Company consists of 200 shares of common stock, no par value and 100 shares of Class B stock, no par value of which, as of the date hereof, 31.84 shares of Common Stock and 15.89 shares of Class B stock are issued and outstanding.

         2.2.     ORGANIZATION, STANDING AND AUTHORITY OF THE COMPANY

         The Company is a duly organized corporation, validly existing and in good standing under the laws of New York with full corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on the Company.

         2.3. OWNERSHIP OF THE COMPANY SUBSIDIARIES; CAPITAL STRUCTURE OF THE COMPANY SUBSIDIARIES

         Except as Previously Disclosed, as of the date hereof, the Company does not own, directly or indirectly, 5% or more of the outstanding capital stock or other voting securities of any corporation, bank or other organization except the Company Subsidiaries as Previously Disclosed. Except as Previously Disclosed, the outstanding shares of capital stock or other equity interests of each Company Subsidiary have been duly authorized and validly issued and are fully paid and (except as provided by applicable law) nonassessable and all such shares or equity interests are directly or indirectly owned by the Company free and clear of all liens, claims and encumbrances. No Company Subsidiary has or is bound by any Rights which are authorized, issued or outstanding with respect to the capital stock or other equity interests of any Company Subsidiary and, except as Previously Disclosed, there are no agreements, understandings or commitments relating to the right of the Company to vote or to dispose of said shares. None of the shares of capital stock or other equity interests of any Company Subsidiary has been issued in violation of the preemptive rights of any person.

         2.4.     ORGANIZATION,   STANDING   AND   AUTHORITY   OF  THE   COMPANY
                  SUBSIDIARIES

         Each Company Subsidiary is a duly organized corporation, banking association or other organization, validly existing and in good standing under applicable laws. Each Company Subsidiary (i) has full power and authority to carry on its business as now conducted, and (ii) is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such licensing or qualification, except where failure to be so licensed or qualified would not have a Material Adverse Effect on the Company. Each Company Subsidiary has all federal, state, local and foreign governmental authorizations necessary for it to own or lease its properties and assets and to carry on its business as it is now being conducted, except where the failure to be so authorized would not have a Material Adverse Effect on the Company.

         2.5.     AUTHORIZED AND EFFECTIVE AGREEMENT

         (a) The Company has all requisite corporate power and authority to enter into and perform all of its obligations under this Agreement and Plan of Merger. The execution and delivery of this Agreement and Plan of Merger and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action in respect thereof on the part of the Company.

         (b) Assuming the accuracy of the representation contained in Section 3.5(b) hereof, this Agreement and Plan of Merger constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         (c) Except as Previously Disclosed, neither the execution and delivery of this Agreement and Plan of Merger nor consummation of the transactions contemplated hereby, nor compliance by the Company with any of the provisions hereof shall (i) conflict with or result in a breach of any provision of the articles or certificate of incorporation or association, charter or bylaws of the Company or any Company Subsidiary, (ii) assuming the consents and approvals contemplated and the consents and approvals which are Previously Disclosed are duly obtained, constitute or result in a breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of the Company or any Company Subsidiary pursuant to, any note, bond, mortgage, indenture, license, agreement or other instrument or obligation, or (iii) assuming the consents and approvals contemplated hereby and the consents and approvals which are Previously Disclosed are duly obtained, violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any Company Subsidiary, except (in the case of clauses (ii) and (iii) above) for such violations, rights, conflicts, breaches, creations or defaults which, either individually or in the aggregate, would not have a Material Adverse Effect on the Company.

         (d) Other than as contemplated hereby and except as Previously Disclosed, no consent, approval or authorization of, or declaration, notice, filing or registration with, any governmental or regulatory authority, or any other person, is required to be made or obtained by the Company or any Company Subsidiary on or prior to the Closing Date in connection with the execution, delivery and performance of this Agreement and the Plan of Merger or the consummation of the transactions contemplated hereby or thereby. Neither the Company nor any Company Subsidiary is aware of any reason why the conditions set forth in this Agreement and Plan of Merger will not be satisfied without undue delay and without the imposition of any condition or requirement of the type referred to in the provisions thereof.

         2.6.     SEC DOCUMENTS; REGULATORY FILINGS

         The Company has filed all required forms, reports and documents ("Company SEC Reports") with the SEC since January 1, 1997, each of which complied at the time of filing in all material respects with all applicable requirements of the Securities Act and the Exchange Act, each law as in effect on the dates such forms, reports and documents were filed. None of such Company SEC Reports, including any financial statements or schedules included or incorporated by reference therein, contained when filed any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading, except to the extent superseded by a Company SEC Report filed subsequently and prior to the date hereof. The audited consolidated financial statements of the Company included in the Company SEC Reports fairly present in conformity in all material respects with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto) the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended. The Company and each Company Subsidiary has filed all reports required by statute or regulation to be filed with any federal or state agency, except where the failure to so file would not have a Material Adverse Effect on the Company, and such reports were prepared in accordance with the applicable statutes, regulations and instructions in existence as of the date of filing of such reports in all material respects, and none of the reports contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading.

         2.7.     FINANCIAL STATEMENTS; BOOKS AND RECORDS; MINUTE BOOKS

         The  financial  statements  filed by the  Company  in the  Company  SEC
Reports (the "Company Financial Statements"), prior to the date of this Agreement fairly present in all material respects, and the Company Financial Statements filed by the Company after the date of this Agreement will fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates indicated and the consolidated results of operations, changes in stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for the periods then ended and each such financial statement has been or will be, as the case may be, prepared in conformity with generally accepted accounting principles applied on a consistent basis. The books and records of the Company and each Company Subsidiary fairly reflect in all material respects the transactions to which it is a party or by which its properties are subject or bound. Such books and records have been properly kept and maintained and are in compliance with all applicable legal and accounting requirements in all material respects. The minute books of the Company and each Company Subsidiary contain records which are accurate in all material respects of all corporate actions of each of their respective stockholders and board of directors (including committees of their respective board of directors).

         2.8.     MATERIAL ADVERSE CHANGE

         Except as Previously Disclosed, the Company has not, on a consolidated basis, suffered any change in its financial condition, results of operations or business since December 31, 1998 which individually or in the aggregate with any other such changes would constitute a Material Adverse Effect with respect to the Company.

         2.9.     ABSENCE OF UNDISCLOSED LIABILITIES

         Neither the Company nor any Company Subsidiary has any liability (contingent or otherwise), excluding contractually assumed contingencies, that is material to the Company on a consolidated basis, or that, when combined with all similar liabilities, would be material to the Company on a consolidated basis, except as Previously Disclosed, as disclosed in the Company Financial
Statements filed with the SEC prior to the date hereof and except for liabilities incurred in the ordinary course of business subsequent to September 30, 1999.

         2.10.    PROPERTIES

         Except as Previously Disclosed, the Company and the Company Subsidiaries have good and marketable title free and clear of all liens, encumbrances, charges, defaults or equitable interests to all of the properties and assets, real and personal, which, individually or in the aggregate, are material to the business of the Company and its Subsidiaries taken as a whole, and which are reflected on the Company Financial Statements as of September 30, 1999 or acquired after such date, except (i) liens for taxes not yet due and payable, (ii) pledges to secure deposits and other liens incurred in the ordinary course of banking business, (iii) such imperfections of title, easements and encumbrances, if any, as are not material in character, amount or extent and (iv) dispositions and encumbrances for adequate consideration in the ordinary course of business. All leases pursuant to which the Company or any Company Subsidiary, as lessee, leases real and personal property which, individually or in the aggregate, are material to the business of the Company and its Subsidiaries taken as a whole are valid and enforceable in accordance with their respective terms except where the failure of such lease or leases to be valid and enforceable would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

         2.11.    LOANS

         Each loan reflected as an asset in the Company Financial Statements (i) is evidenced by notes, agreements or other evidences of indebtedness which are true, genuine and what they purport to be, (ii) to the extent secured, has been secured by valid liens and security interests which have been perfected, and
(iii) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, in each case other than loans as to which the failure to satisfy the foregoing standards would not have a Material Adverse Effect on the Company.

         2.12.    TAX MATTERS

         (a) Except as Previously Disclosed, the Company and each Company Subsidiary have timely filed federal income tax returns for each year through December 31, 1998 and have timely filed, or caused to be filed, all other federal, state, local and foreign tax returns (including, without limitation, estimated tax returns, returns required under Sections 1441-1446 and 6031-6060 of the Code and the regulations thereunder and any comparable state, foreign and local laws, any other information returns, withholding tax returns, FICA and FUTA returns and back up withholding returns required under Section 3406 of the Code and any comparable state, foreign and local laws) required to be filed with respect to the Company or any Company Subsidiary, except where the failure to file timely such federal income and other tax returns would not, in the aggregate, have a Material Adverse Effect on the Company. All taxes due in respect of the periods covered by such tax returns have been paid or adequate reserves have been established for the payment of such taxes and such reserves are reflected on the Company Financial Statements, except where any such failure to pay or establish adequate reserves would not, in the aggregate, have a Material Adverse Effect on the Company and, as of the Closing Date, all taxes due in respect of any subsequent periods (or portions thereof) ending on or prior to the Closing Date will have been paid or adequate reserves will have been established for the payment thereof, except where any such failure to pay or establish adequate reserves would not, in the aggregate, have a Material Adverse Effect on the Company. Except as Previously Disclosed, no material (i) audit examination, (ii) deficiency, or (iii) refund litigation with respect to such returns or periods has been proposed, asserted or assessed or is pending. Neither the Company nor any Company Subsidiary will have any liability for any such taxes in excess of the amounts so paid or reserves or accruals so established except where such liability would not have a Material Adverse Effect on The Company.

         (b) All federal, state and local (and, if applicable, foreign) tax returns filed by the Company and each Company Subsidiary are complete and accurate in all material respects. Neither the Company nor any Company Subsidiary is delinquent in the payment of any material tax, assessment or governmental charge, and, except as Previously Disclosed, none of them has requested any extension of time within which to file any tax returns in respect of any fiscal year or portion thereof which have not since been filed. Except as Previously Disclosed, no material deficiencies for any tax, assessment or governmental charge have been proposed, asserted or assessed (tentatively or otherwise) against the Company or any Company Subsidiary which have not been settled and paid. Except as Previously Disclosed, there are currently no agreements in effect with respect to the Company or any Company Subsidiary to extend the period of limitations for the assessment or collection of any tax.

         (c) Except as Previously Disclosed, neither the transactions contemplated hereby nor the termination of the employment of any employees of the Company or any Company Subsidiary prior to or following consummation of the transactions contemplated hereby could result in the Company or any Company Subsidiary making or being required to make any "excess parachute payment" as that term is defined in Section 280G of the Code.

         (d) Except as Previously Disclosed, neither the Company nor any Company Subsidiary is a party to any agreement providing for the allocation or sharing of, or indemnification for, taxes.

         (e) Except as Previously Disclosed, neither the Company nor any Company Subsidiary is required to include in income any adjustment in any taxable period ending after the date hereof pursuant to Section 481(a) of the Code.

         (f) Except as Previously Disclosed, neither the Company nor any Company Subsidiary has entered into any agreement with any taxing authority that will bind the Company or an affiliate thereof after the Closing Date.

         (g) For purposes of this Section 2.12, references to the Company and any Company Subsidiary shall include predecessors thereof.

         2.13.    EMPLOYEE BENEFIT PLANS

         The Company has made available to Parent copies of all of the following as to which the Company is a party or by which it is bound: contracts with officers and employees, profit sharing, retirement, insurance and other employee benefit or welfare plans or similar plans or arrangements; and published employment policies. Except as Previously Disclosed, no corporation or other entity is a member with the Company of a controlled group of corporations defined in Section 4.1.4(b) of the Code, or is under common control with the Company as defined in Section 4.1.4(c) of the Code. Except as Previously Disclosed, no employee benefit plan maintained by the Company is a "Multi-Employer Plan" as defined in Section 3(37)(A) of ERISA and, except as Previously Disclosed, the Company does not maintain any plan that is subject to the reporting and disclosure requirements of ERISA.

         2.14.    CERTAIN CONTRACTS

         (a) Except as Previously Disclosed, neither the Company nor any Company Subsidiary is a party to, or is bound by, (i) any material contract as defined in Item 601(b)(10) of Regulation S-K of the SEC or any other material contract or similar arrangement whether or not made in the ordinary course of business (other than loans or loan commitments and funding transactions in the ordinary course of business of any Company Subsidiary) or any agreement restricting the nature or geographic scope of its business activities in any material respect,
(ii) any agreement, indenture or other instrument relating to the borrowing of money by the Company or any Company Subsidiary or the guarantee by the Company or any Company Subsidiary of any such obligation, other than instruments relating to transactions entered into in the customary course, (iii) any agreement, arrangement or commitment relating to the employment of a consultant who was formerly a director or executive officer or the employment, election, retention in office or severance of any present or former director or officer, or (iv) any contract, agreement or understanding with a labor union, in each case whether written or oral.

         (b) Except as Previously Disclosed, neither the Company nor any Company Subsidiary is in default under any material agreement, commitment, arrangement, lease, insurance policy or other instrument whether entered into in the ordinary course of business or otherwise and whether written or oral, and there has not occurred any event that, with the lapse of time or giving of notice or both, would constitute such a default, except for such defaults which would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

         2.15.    LEGAL PROCEEDINGS

         Except as Previously Disclosed, there are no actions, suits or proceedings instituted, pending or, to the knowledge of the Company or any Company Subsidiary, threatened (or unasserted but considered probable of assertion and which if asserted would have at least a reasonable probability of an unfavorable outcome) against the Company or any Company Subsidiary or against any asset, interest or right of the Company or any Company Subsidiary as to which there is a reasonable probability of an unfavorable outcome and which, if such an unfavorable outcome was rendered, would, individually or in the aggregate, have a Material Adverse Effect on the Company. To the knowledge of the Company or any Company Subsidiary, there are no actual or threatened actions, suits or proceedings which present a claim to restrain or prohibit the transactions contemplated herein or to impose any material liability in connection therewith as to which there is a reasonable probability of an unfavorable outcome and which, if such an unfavorable outcome was rendered, would, individually or in the aggregate, have a Material Adverse Effect on the Company. There are no actions, suits or proceedings instituted, pending or, to the knowledge of the Company or any Company Subsidiary, threatened (or unasserted but considered probable of assertion and which if asserted would be reasonably expected to have an unfavorable outcome) against any present or former director or officer of the Company or any Company Subsidiary, that might give rise to a claim for indemnification and that (i) has a reasonable probability of an unfavorable outcome and (ii) in the event of an unfavorable outcome, would, individually or in the aggregate, have a Material Adverse Effect on the Company.

         2.16.    COMPLIANCE WITH LAWS

         Except as Previously Disclosed, the Company and each Company Subsidiary is in compliance in all material respects with all statutes and regulations applicable to the conduct of its business, and neither the Company nor any Company Subsidiary has received notification from any agency or department of federal, state or local government (i) asserting a material violation of any such statute or regulation, (ii) threatening to revoke any license, franchise, permit or government authorization or (iii) restricting or in any way limiting its operations, except for such noncompliance, violations, revocations and restrictions which would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Neither the Company nor any Company Subsidiary is subject to any regulatory or supervisory cease and desist order, agreement, directive, memorandum of understanding or commitment which could be reasonably anticipated to have a Material Adverse Effect on the Company, and none of them has received any communication requesting that they enter into any of the foregoing.

         2.17.    LABOR MATTERS

         With respect to their employees, neither the Company nor any Company Subsidiary is a party to any labor agreement with any labor organization, group or association and has not engaged in any unfair labor practice. Since January 1, 1999 and prior to the date hereof, the Company and Company Subsidiaries have not experienced any attempt by organized labor or its representatives to make the Company or any Company Subsidiary conform to demands of organized labor relating to their employees or to enter into a binding agreement with organized labor that would cover the employees of the Company or any Company Subsidiary. There is no unfair labor practice charge or other complaint by any employee or former employee of the Company or any Company Subsidiary against any of them pending before any governmental agency arising out of the Company's or such Company Subsidiary's activities, which charge or complaint (i) has a reasonable probability of an unfavorable outcome and (ii) in the event of an unfavorable outcome would, individually or in the aggregate, have a Material Adverse Effect on the Company; there is no labor strike or labor disturbance pending or threatened against any of them; and neither the Company nor any Company Subsidiary has experienced a work stoppage or other labor difficulty since January 1, 1999.

         2.18.    BROKERS AND FINDERS

         Neither the Company nor any Company Subsidiary, nor any of their respective officers, directors or employees, has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with the transactions contemplated herein or the Plan of Merger.

         2.19.    INSURANCE

         The Company and the Company Subsidiaries each currently maintains insurance in amounts considered by the Company and any Company Subsidiary as applicable, to be reasonably necessary for their operations. Neither the Company nor any Company Subsidiary has received any notice of a material premium increase or cancellation with respect to any of its insurance policies or bonds, and within the last three years, neither the Company nor any Company Subsidiary has been refused any insurance coverage sought or applied for, and the Company has no reason to believe that existing insurance coverage cannot be renewed as and when the same shall expire, upon terms and conditions as favorable as those presently in effect, other than possible increases in premiums or unavailability in coverage that have not resulted from any extraordinary loss experience of the Company or any Company Subsidiary.

         2.20.    ENVIRONMENTAL LIABILITY

         Except as Previously Disclosed, neither the Company nor any Company Subsidiary has received any written notice of any legal, administrative, arbitral or other proceeding, claim or action and, to the knowledge of the Company and Company Subsidiaries, there is no governmental investigation of any nature ongoing, in each case that could reasonably be expected to result in the imposition, on the Company or any Company Subsidiary of any liability arising under any local, state or federal environmental statute, regulation or ordinance including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, which liability would have a Material Adverse Effect on the Company; except as Previously Disclosed, there are no facts or circumstances which could reasonably be expected to form the basis for any such proceeding, claim, action or governmental investigation that would impose any such liability; and neither the Company nor any Company Subsidiary is subject to any agreement, order, judgment, decree or memorandum by or with any court, governmental authority, regulatory agency or third party imposing any such liability.

         2.21.    INTELLECTUAL PROPERTY

         Except as Previously Disclosed, the Company or a Company Subsidiary owns the entire right, title and interest in and to, or has valid licenses or otherwise has the required legal rights with respect to, all of the Intellectual Property necessary in all material respects to conduct the business and operations of the Company and the Company Subsidiaries as presently conducted, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect on the Company. None of such Intellectual Property is subject to any outstanding order, decree, judgment, stipulation, settlement, lien, charge, encumbrance or attachment, which order, decree, judgment, stipulation, settlement, lien, charge, encumbrance or attachment would have a Material Adverse Effect on the Company. Except as Previously Disclosed, upon consummation of the transactions contemplated by this Reorganization Agreement the Company and Company Subsidiaries will be entitled to continue to use all such Intellectual Property without the payment of any fees, licenses or other payments (other than ongoing payments required under license agreements for software used by the Company or the Company Subsidiaries in Previously Disclosed amounts consistent with past practice).

         2.22.    INSIDER INTERESTS

         All outstanding loans and other contractual arrangements (including deposit relationships) between the Company or any Company Subsidiary and any officer, director or employee of the Company or any Company Subsidiary conform to the applicable rules and regulations and requirements of all applicable regulatory agencies which were in effect when such loans and other contractual arrangements were entered into.

         2.23.    YEAR 2000

         The Company's disclosures contained in the Company SEC Reports related to Year 2000 computer issues are true, complete and accurate in all material respects.

         2.24.    TAX TREATMENT

         As of the date of this Reorganization Agreement, the Company knows of no reason relating to it or any of Company Subsidiaries which would reasonably cause it to believe that the Merger will not qualify as tax free reorganization under Section 368(a) of the Code.

                                    ARTICLE 3

            REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION

         Parent and Acquisition hereby jointly and severally represent and warrant to the Company as follows:

Section 3.1 Organization.

         (a) Parent is duly organized, validly existing and in good standing under the laws of Delaware and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Acquisition is duly organized, validly existing and in good standing under the laws of New York and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Parent has heretofore made available to the Company accurate and complete copies of the Certificates of Incorporation and bylaws as currently in full force and effect, of Parent and Acquisition. (b) Each of Parent and Acquisition is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect on Parent. When used in connection with Parent or Acquisition the term "Material Adverse Effect on Parent" means any circumstance, change in, or effect on Parent and its subsidiaries, taken as a whole, that is, or is reasonably likely in the future to be, materially adverse to the operations, financial condition, assets, earnings, or results of operations, or the business (financial or otherwise) of Parent and its subsidiaries, taken as a whole, provided that none of the following shall be deemed, either alone or in combination, to constitute a Material Adverse Effect on the Parent.

Section 3.2  Capitalization of Parent and its Subsidiaries.

         (a) The authorized capital stock of Parent consists of 7,500,000 shares of Parent Common Stock, 700,000 shares of Class B common stock and 300,000 shares of Series Preferred Stock, of which, as of September 30, 1999, 2,271,879 shares of Parent Common Stock, 305,000 shares of Class B common stock and no shares of preferred stock were issued and outstanding.

         (b) The shares of Acquisition Common Stock to be issued pursuant to the Merger, when issued, will be duly authorized, validly issued, fully paid and nonassessable.

Section 3.3  Authority  Relative  to  this  Agreement.  Each  of  Parent  and
Acquisition has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the boards of directors of Parent and Acquisition and by Parent as the sole stockholder of Acquisition, and except for approval by the shareholders of Parent, no other corporate proceedings on the part of Parent or Acquisition are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Parent and Acquisition and constitutes, assuming the due authorization, execution and delivery hereof by the Company, a valid, legal and binding agreement of each of Parent and Acquisition enforceable against each of Parent and Acquisition in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or to general principles of equity.

Section 3.4 SEC Reports. Parent has filed all required forms, reports and documents ("Parent SEC Reports") with the SEC since January 1, 1997, each of which complied at the time of filing in all material respects with all applicable requirements of the Securities Act and the Exchange Act, each law as in effect on the dates such forms, reports and documents were filed. None of such Parent SEC Reports, including any financial statements or schedules included or incorporated by reference therein, contained when filed any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading, except to the extent superseded by a Parent SEC Report filed subsequently and prior to the date hereof. The audited consolidated financial statements of Parent included in the Parent SEC Reports fairly present in conformity in all material respects with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto) the consolidated financial position of Parent and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended.

Section 3.5 Consents and Approvals; No Violations. Except for filings, permits, authorizations, consents and approvals as may be required under and other applicable requirements of the Federal Reserves Act, the Securities Act, the Exchange Act, state securities or blue sky laws, the HSR Act, and any filings under similar merger notification laws or regulations of Governmental Entities and the filing and recordation of the Certificate of Merger as required by the NYBCL, no material filing with or notice to, and no material permit, authorization, consent or approval of any Governmental Entity is necessary for the execution and delivery by Parent or Acquisition of this Agreement or the consummation by Parent or Acquisition of the transactions contemplated hereby. Neither the execution, delivery and performance of this Agreement by Parent or Acquisition or the consummation by Parent or Acquisition of the transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective Certificates of Incorporation or bylaws (or similar governing documents) of Parent or Acquisition, (ii) result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien) under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Parent or Acquisition or any of Parent's other subsidiaries is a party or by which any of them or any of their respective properties or assets are bound or (iii) violate any material order, writ, injunction, decree, law, statute, rule or regulation applicable to Parent or Acquisition or any of Parent's other subsidiaries or any of their respective properties or assets.

Section 3.6 Litigation. There is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Parent threatened, against Parent or any of its subsidiaries or any of their respective properties or assets before any Governmental Entity that could reasonably be expected to prevent or delay the consummation of the transactions contemplated by this Agreement beyond the Final Date. Neither Parent nor any of its subsidiaries is subject to any outstanding order, writ, injunction or decree that could reasonably be expected to prevent or delay the consummation of the transactions contemplated hereby.

Section 3.7 Tax Treatment. Neither Parent, Acquisition nor, to the knowledge of Parent, any of its affiliates has taken, proposes to take, or has agreed to take any action that would prevent the Merger from constituting are organization qualifying under the provisions of Section 368(a) of the Code.

Section 3.8 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or Acquisition.

Section 3.9 No Prior Activities. Except for obligations incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby, Acquisition has neither incurred any obligation or liability nor engaged in any business or activity of any type or kind or entered into any agreement or arrangement with any person.

Section 3.10 No Undisclosed Liabilities; Absence of Changes. Except as and to the extent publicly disclosed by Parent in the Parent SEC Reports, neither parent nor any of its subsidiaries has any material liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by generally accepted accounting principles to be reflected on a consolidated balance sheet of Parent (including the notes thereto). There have been no events, changes or effects with respect to Parent or its subsidiaries that have had a Material Adverse Effect on Parent that have not been publicly disclosed by Parent in the Parent SEC Reports.

Section 3.11 Compliance with Applicable Law. Except as publicly disclosed by Parent in the Parent SEC Reports, to the knowledge of Parent, Parent and its subsidiaries hold all material permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "Parent Permits"). Except as publicly disclosed by Parent in the Parent SEC Reports, Parent and its subsidiaries are in material compliance with the terms of Parent Permits. Except as publicly disclosed by Parent in the Parent SEC Reports, to the knowledge of Parent, the businesses of Parent and its subsidiaries have been and are being conducted in material compliance with all material Applicable Laws. Except as publicly disclosed by Parent in the Parent SEC Reports, no investigation or review by any Governmental Entity with respect to Parent or any of its subsidiaries is pending or, to the knowledge of Parent, threatened, nor, to the knowledge of Parent, has any Governmental Entity indicated an intention to conduct the same.

Section 3.12 Representations Complete. None of the representations or warranties made by Parent in this Agreement or any statement made in any Schedule or certificate furnished by Parent pursuant to this Agreement, or furnished in or in connection with documents mailed or delivered to the stockholders of the Company in connection with soliciting their proxy or consent to this Agreement and the Merger, contains or will contain at the Effective Time, any untrue statement of a material fact, or omits or will omit at the Effective Time to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

                                    ARTICLE 4

                                    COVENANTS

Section 4.1 Conduct of Business of the Company. Except as contemplated by this Agreement, during the period from the date hereof to the Effective Time, the Company covenants and agrees to conduct its operations in the ordinary course of business consistent with past practice and, to the extent consistent therewith, with no less diligence and effort than would be applied in the absence of this Agreement, use commercially reasonable efforts to preserve intact its current business organizations, keep available the service of its current officers and employees and preserve its relationships with customers, suppliers, distributors, lessors, creditors, employees, contractors and others having business dealings with it with the intention that its goodwill and ongoing businesses shall be unimpaired at the Effective Time. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement, prior to the Effective Time, neither the Company nor any of its subsidiaries will, without the prior written consent of Parent:

         (a) amend its Certificate of Incorporation or bylaws (or other similar governing instrument);

         (b) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other debt or equity securities or equity equivalents;

         (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock, make any other actual, constructive or deemed distribution in respect of its capital stock or otherwise make any payments to stockholders in their capacity as such, or redeem or otherwise acquire any of its securities or any securities of any of its subsidiaries;

         (d) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries (other than the Merger);

         (e) alter through merger, liquidation, reorganization, restructuring or any other fashion the corporate structure of any subsidiary;

         (f) except as may be required by Applicable Law, enter into, adopt or amend or terminate any bonus, special remuneration, compensation, severance, stock option, stock purchase agreement, retirement, health, life, or disability insurance, severance or other employee benefit plan agreement, trust, fund or other arrangement for the benefit or welfare of any director, officer, employee or consultant in any manner or increase in any manner the compensation or fringe benefits of any director, officer or employee or pay any benefit not required by any plan and arrangement as in effect as of the date hereof (including the granting of stock appreciation rights or performance units);

         (g) grant any severance or termination pay to any director, officer, employee or consultant, except payments made pursuant to written agreements outstanding on the date hereof or as required by applicable federal, state or local law or regulations;

         (h)  except  as may be  required  as a result  of a change in law or in
generally  accepted  accounting   principles,   materially  change  any  of  the
accounting principles, practices or methods used by it;

         (i) make any material tax election or settle or compromise any material income tax liability or permit any material insurance policy naming it as a beneficiary or loss-payable to expire, or to be canceled or terminated, unless a comparable insurance policy reasonably acceptable to Parent is obtained and in effect;

         (j) fail to file any Tax Returns when due (or, alternatively, fail to file for available extensions) or fail to cause such Tax Returns when filed to be complete and accurate in all material respects;

         (k) fail to pay any Taxes or other material debts when due;

         (l) settle or compromise any pending or threatened suit, action or claim not covered by insurance that (i) relates to the transactions contemplated hereby or (ii) the settlement or compromise of which would involves more than Fifty Thousand Dollars ($50,000) or that would otherwise be material to the Company; or

         (m) take or agree in writing or otherwise to take any of the actions described in Sections 4.1(a) through 4.1(l) (and it shall use all reasonable efforts not to take any action that would make any of the representations or warranties of the Company contained in this Agreement (including the exhibits hereto) untrue or incorrect).

Section 4.2 No Solicitation or Negotiation. Until the earlier of the Effective Time and the date of termination of this Agreement pursuant to the provisions of
Section 6.1 hereof, the Company covenants and agrees that it shall not (nor will the Company permit any of the Company's officers, directors, stockholders, agents, representatives or affiliates to) directly or indirectly, take any of the following actions with any party other than Parent and its designees: (a) solicit, initiate, entertain, or encourage any proposals or offers from, or conduct discussions with or engage in negotiations with, any person relating to any possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), any material portion of its capital stock or assets or any equity interest in the Company; (b) provide information with respect to the Company to any person, other than Parent, relating to, or otherwise cooperate with, facilitate or encourage any effort or attempt by any such person with regard to, any possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), any material portion of its capital stock or assets or any equity interest in the Company; (c) enter into an agreement with any person, other than Parent, providing for the acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), any material portion of its capital stock or assets or any equity interest in the Company; or
(d) make or authorize any statement, recommendation or solicitation in support of any possible acquisition of the Company (whether by way of merger, purchase of capital stock, purchase of assets or otherwise), any material position of its capital stock or assets or any equity interest in the Company by any person, other than by Parent.

Section 4.3 Meeting of Stockholders. Parent shall take all actions necessary in accordance with Delaware General Corporation Law ("DGCL"), the Nasdaq Marketplace Rules and its Certificate of Incorporation and bylaws to duly call, give notice of, convene and hold a meeting of its stockholders as promptly as practicable to consider and vote upon the adoption and approval of this Agreement and the transactions contemplated hereby (the"Meeting"). The stockholder vote required for the adoption and approval of the transactions contemplated by this Agreement shall be the vote required by the DGCL and the Company's Certificate of Incorporation and bylaws. Parent will, through its Board of Directors, recommend to its stockholders approval of such matters.

Section 4.4  Sale of Shares; Stockholder Matters.

         (a) Sale of Shares. The parties hereto acknowledge and agree that the Merger Consideration issuable to the Company's stockholders shall constitute "restricted securities" within the meaning of the Securities Act. The certificates for shares of Parent Common Stock to be issued in the Merger shall bear appropriate legends to identify such privately placed shares as being restricted under the Securities Act and to comply with applicable state securities laws.

         (b) Additional Assurances. At the request of Parent, the Company shall execute and deliver to Parent such instruments and do and perform such acts and things as may be necessary or desirable for complying with all applicable securities laws and state corporate law.

Section 4.5 Access to Information. Each party shall afford the others and their accountants, counsel and other representatives, reasonable access during normal business hours during the period prior to the Effective Time to (a) all of its properties, books, contracts, commitments and records, and (b) all other information concerning its business, properties and personnel (subject to restrictions imposed by applicable law) as the others may reasonably request, subject, in the case of Parent, to reasonable limits on access to its technical and other nonpublic information. No information or knowledge obtained in any investigation pursuant to this Section 4.5 shall affect or be deemed to modify any representation or warranty contained herein or the conditions of the parties to consummate the Merger.

Section 4.6 Confidentiality. It is understood that the business of the Parent and the Company, and all matters related thereto, are of a confidential nature. Prior to the date hereof, there may have been revealed, and on or after the date hereof there may be revealed, to Parent and its affiliates or representatives, on the one hand, and to the Company and its affiliates and representatives, on the other, "Confidential Information" (as hereinafter defined) concerning the business of the Parent or the business of the Company. In consideration for and as an inducement to the parties to execute, deliver and perform this Agreement, each of the parties hereto hereby agrees that, following the termination of this Agreement or any other failure of the Merger to be consummated, neither party shall divulge or appropriate for their own use, or for the use of any third party, any Confidential Information of the other party. As used herein, the term "Confidential Information" means the following oral or written information relating to each party's business: know-how, technology, inventions, designs, methodologies, trade secrets, patents, secret processes and formulae, information relating to the development, research, testing, manufacturing, marketing, sales, distribution and uses of products, sources of supplies, budgets and strategic plans, the identity and special needs of customers, plants and other properties, and any other information which may give the party who received such Confidential Information an opportunity to obtain an advantage over its competitors who do not know or use such information; provided, however, that the term "Confidential Information" shall not include (i) any such information that, prior to its use or disclosure by any party hereto, can be shown to have been in the public domain or generally known or available to customers, suppliers or competitors of the business of Parent or the Company, as the case may be, through no breach of the provisions of this Section 4.6 or other non-disclosure covenants that were executed for the benefit of Parent or the Company, as the case may be; (ii) any such information that, prior to its use or disclosure by any party hereto was rightfully in the receiving party's possession, without violation of the provisions of this Section 4.6 or other non-disclosure covenants that were executed for the benefit of Parent or the Company, as the case may be; or (iii) any such information that, prior to its use or disclosure by Parent or the Company, as the case may be, was developed by such party without violation of the provisions of this Section 4.6 or other non-disclosure covenants that were executed for the benefit of Parent or the Company, as the case may be. The parties hereto hereby acknowledge and agree that the breach by any of the parties hereto of the restrictive covenant contained in this Section 4.6 would cause irreparable injury to the other party and that the remedy at law for any such breach would be inadequate. As a result, each of the parties hereto hereby covenant, agree and consent that, in addition to any other available remedy, temporary and permanent injunctive relief may be granted in any proceeding which may be brought by any party to this Agreement to enforce the restrictive covenant set forth above without necessity of proof that any other remedy at law is inadequate.

Section 4.7 Expenses. Whether or not the Merger is consummated, all fees and expenses incurred in connection with the Merger including, without limitation, all legal, accounting, financial advisory, consulting and all other fees and expenses of third parties ("Third Party Expenses") incurred by a party in connection with the negotiation and effectuation of the terms and conditions of this Agreement and the transactions contemplated hereby shall be the obligation of the respective party incurring such fees and expenses.

Section 4.8 Consent. The Company shall use its best efforts to obtain the consents, waivers and approvals under any of the Contracts as may be required in connection with the Merger (all of such consents, waivers and approvals are set forth in Company Schedules) so as to preserve all rights of and benefits to Acquiror thereunder.

Section 4.9 Reasonable Efforts. Subject to the terms and conditions provided in this Agreement, each of the parties hereto shall use its reasonable efforts to ensure that its representations and warranties remain true and correct in all material respects, and to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated hereby, to obtain all necessary waivers, consents and approvals, to effect all necessary registrations and filings, and to remove any injunctions or other impediments or delays, legal or otherwise, in order to consummate and make effective the transactions contemplated by this Agreement for the purpose of securing to the parties hereto the benefits contemplated by this Agreement, and to cause the conditions to the opposite party's obligations to be satisfied.

Section 4.10 Notification of Certain Matters.

         (a) The Company shall give prompt written notice to Parent of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate at or prior to the Effective Time and (ii) any failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. The delivery of any such notice pursuant to this Section 4.10(a) shall be deemed disclosure for purposes of this Agreement as if fully disclosed by the Company herein.

         (b) Parent hereby covenants and agrees that it shall give prompt written notice to the Company of (i) the occurrence or non-occurrence of any event, the occurrence or non-occurrence of which is likely to cause any representation or warranty of Parent contained in this Agreement to be untrue or inaccurate at or prior to the Effective Time and (ii) any failure of Parent to comply or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. The delivery of any such notice pursuant to this
Section 4.10(b) shall be deemed disclosure for purposes of this Agreement as fully disclosed by Parent hereunder.

Section 4.11 Additional Documents and Further Assurances. Each party hereto, at the request of the other party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

Section 4.12  Certain Filings; Reasonable Efforts.

         Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take or cause to be taken all action and to do or cause to be done all things reasonably necessary, proper or advisable under Applicable Law to consummate and make effective the transactions contemplated by this Agreement, including using all reasonable efforts to do the following, (i) cooperate in the preparation and filing of the Proxy Statement and any amendments thereto, any filings that may be required under the HSR Act and any filings under similar merger notification laws or regulations of foreign Governmental Entities; (ii) obtain consents of all third parties and Governmental Entities necessary, proper, advisable or reasonably requested by Parent or the Company, for the consummation of the transactions contemplated by this Agreement; (iii) contest any legal proceeding relating to the Merger; and (iv) execute any additional instruments necessary to consummate the transactions contemplated hereby. Subject to the terms and conditions of this Agreement, Parent and Acquisition agree to use all reasonable efforts to cause the Effective Time to occur as soon as practicable after the stockholder vote with respect to the Merger. If at any time after the Effective Time any further action is necessary to carry out the purposes of this Agreement the proper officers and directors of each party hereto shall take all such necessary action.

Section 4.13 Public Announcements. Neither Parent, Acquisition nor the Company shall issue any press release or otherwise make any public statements with respect to the transactions contemplated by this Agreement, including the Merger, or any Third Party Acquisition, without the prior consent of Parent and Acquisition (in the case of the Company) or the Company (in the case of Parent or Acquisition, which consent may be unreasonably withheld), except as may be required by Applicable Law, or by the rules and regulations of, or pursuant to any agreement with, the Nasdaq Small Cap Market.

                                    ARTICLE 5

                    CONDITIONS TO CONSUMMATION OF THE MERGER

Section 5.1 Conditions to Each Party's Obligations to Effect the Merger. The respective obligations of each party hereto to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

         (a) this Agreement shall have been approved and adopted by the requisite vote of the stockholders of Parent;

         (b) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or enforced by any United States federal or state court or United States federal or state Governmental Entity that prohibits, restrains, enjoins or restricts the consummation of the Merger;

         (c) any waiting period applicable to the Merger under the HSR Act shall have terminated or expired;

         (d) any governmental or regulatory notices, approvals or other requirements necessary to consummate the transactions contemplated hereby and to operate the Business after the Effective Time in all material respects as it was operated prior thereto shall have been given, obtained or complied with, as applicable; and

         (e) Parent shall have received all state securities laws or "blue sky" permits and authorizations necessary to issue shares of Parent Common Stock in exchange for Shares in the Merger.

Section 5.2 Conditions to the Obligations of the Company. The obligation of the Company to effect the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions:

         (a) the representations and warranties of Parent and Acquisition contained in this Agreement shall be true and correct (except to the extent that the aggregate of all breaches thereof would not have a Material Adverse Effect on Parent) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically relate to an earlier date, in which case such representations shall be true and correct as of such earlier date, and in any event, subject to the foregoing Material Adverse Effect qualification) and, at the Closing, Parent and Acquisition shall have delivered to the Company a certificate to that effect, executed by executive officers of Parent and Acquisition;

         (b) each of the covenants and obligations of Parent and Acquisition to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and, at the Closing, Parent and Acquisition shall have delivered to the Company a certificate to that effect, executed by executive officers of Parent and Acquisition; and

         (c) the Company shall have received the opinion of tax counsel to the Company or tax counsel to Parent to the effect that (i) the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and (ii) each of Parent, Acquisition and the Company will be a party to the reorganization within the meaning of Section 368(b) of the Code, which opinion may rely on such representations as such counsel reasonably deems appropriate, and such opinion shall not have been withdrawn or modified in any material respect.

Section 5.3 Conditions to the Obligations of Parent and Acquisition. The respective obligations of Parent and Acquisition to effect the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions:

         (a) the representations and warranties of the Company contained in this Agreement shall be true and correct (except to the extent that the aggregate of all breaches thereof would not have a Material Adverse Effect on the Company) at and as of the Effective Time with the same effect as if made at and as of the Effective Time (except to the extent such representations specifically relate to an earlier date, in which case such representations shall be true and correct as of such earlier date, and in any event, subject to the foregoing Material
Adverse Effect qualification) and, at the Closing, the Company shall have delivered to Parent and Acquisition a certificate to that effect, executed by executive officers of the Company;

         (b) each of the covenants and obligations of the Company to be performed at or before the Effective Time pursuant to the terms of this Agreement shall have been duly performed in all material respects at or before the Effective Time and, at the Closing, the Company shall have delivered to Parent and Acquisition a certificate to that effect, executed by two (2) executive officers of the Company;

         (c) there shall have been no events, changes or effects, individually or in the aggregate, with respect to the Company or its subsidiaries having, or that would reasonably be expected to have, a Material Adverse Effect on the Company;

         (d) Parent shall have received the opinion of tax counsel to Parent or tax counsel to the Company to the effect that (i) the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and (ii) each of Parent, Acquisition and the Company will be a party to the reorganization within the meaning of Section 368(b) of the Code, which opinion may rely on such representations as such counsel reasonably deems appropriate, and such opinion shall not have been withdrawn or modified in any material respect; and

         (e)  Parent  shall  have  received  an  opinion  from   Hatcher/Johnson
Valuation, Inc. to the effect that the Exchange Ratio is fair from a financial point of view to the stockholders of Parent.

                                    ARTICLE 6

                         TERMINATION; AMENDMENT; WAIVER

Section 6.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time whether before or after approval and adoption of this Agreement by Parent's stockholders:

         (a) by mutual written consent of Parent, Acquisition and the Company;

         (b) by Parent and Acquisition or the Company if (i) any court of competent jurisdiction in the United States or other United States federal or state Governmental Entity shall have issued a final order, decree or ruling, or taken any other final action, restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action is or shall have become nonappealable or (ii) the Merger has not been consummated by June 30, 2000 (the "Final Date"); provided that no party may terminate this Agreement pursuant to this clause (ii) if such party's failure to fulfill any of its obligations under this Agreement shall have been a principal reason that the Effective Time shall not have occurred on or before said date;

         (c) by the Company if (i) there shall have been a breach of any representations or warranties on the part of Parent or Acquisition set forth in this Agreement or if any representations or warranties of Parent or Acquisition shall have become untrue, such that the conditions set forth in Section 4.2(a) would be incapable of being satisfied by the Final Date, provided that the Company has not breached any of its obligations hereunder in any material respect; or (ii) there shall have been a breach by Parent or Acquisition of any of their respective covenants or agreements hereunder having a Material Adverse Effect on Parent or materially adversely affecting (or materially delaying) the ability of Parent, Acquisition or the Company to consummate the Merger, and Parent or Acquisition, as the case may be, has not cured such breach within fifteen (15) business days after notice by the Company thereof, provided that the Company has not breached any of its obligations hereunder in any material respect; or

         (d) by Parent and Acquisition if (i) there shall have been a breach of any representations or warranties on the part of the Company set forth in this Agreement or if any representations or warranties of the Company shall have become untrue, such that the conditions set forth in Section 4.3(a) would be incapable of being satisfied by the Final Date, provided that neither Parent nor Acquisition has breached any of their respective obligations hereunder in any material respect; or (ii) there shall have been a breach by the Company of one or more of its covenants or agreements hereunder having a Material Adverse Effect on the Company or materially adversely affecting (or materially delaying) the ability of Parent, Acquisition or the Company to consummate the Merger, and the Company has not cured such breach within fifteen (15) business days after notice by Parent or Acquisition thereof, provided that neither Parent nor Acquisition has breached any of their respective obligations hereunder in any material respect; or

         (e) by Parent or Acquisition if there shall be any action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Merger, by any governmental entity, which would: (i) prohibit Acquisition's or the Company's ownership or operation of all or any portion of the business of the Company or (ii) compel Acquisition or the Company to dispose of or hold separate all or a portion of the business or assets of the Company or Acquisition as a result of the Merger

Section 6.2 Effect of Termination. In the event of the termination and abandonment of this Agreement pursuant to Section 6.1, this Agreement shall forthwith become void and have no effect without any liability on the part of any party hereto or its affiliates, directors, officers or stockholders.

Section 6.3 Amendment. This Agreement may be amended by action taken by the Company, Parent and Acquisition at any time before or after approval of the Merger by the stockholders of Parent but after any such approval no amendment shall be made that requires the approval of such stockholders under Applicable Law without such approval. This Agreement may be amended only by an instrument in writing signed on behalf of the parties hereto.

Section 6.4 Extension; Waiver. At any time prior to the Effective Time, each party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document certificate or writing delivered pursuant hereto or (iii) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of such party. The failure of any party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

                                    ARTICLE 7

                                  MISCELLANEOUS

Section 7.1 Nonsurvival of Representations and Warranties. The representations and warranties made herein shall not survive beyond the Effective Time or a termination of this Agreement. This Section 7.1 shall not limit any covenant or agreement of the parties hereto that by its terms requires performance after the Effective Time.

Section 7.2 Entire Agreement; Assignment. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior and contemporaneous agreements and understandings both written and oral between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise; provided, however, that Parent may assign any or all of its rights and obligations under this Agreement to any wholly owned subsidiary of Parent, but no such assignment shall relieve Parent of its obligations hereunder if such assignee does not perform such obligations.

Section 7.3 Validity. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby and to such end the provisions of this Agreement are agreed to be severable.

Section 7.4 Notices. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the addresses set forth below or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received (A) in the case of personal delivery, on the date of such delivery, (B) in the case of telecopier, on the date sent if confirmation of receipt is received and such notice is also promptly mailed by registered or certified mail (return receipt requested), (C) in the case of a nationally-recognized overnight courier in circumstances under which such courier guarantees next business day delivery, on the next business day after the date when sent and (D) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted:

         if to Parent or Acquisition:       Intervest Bancshares Corporation
                                            10 Rockefeller Plaza (Suite 1015)
                                            New York, New York 10020
                                            Attn:  Chairman

         if to the Company to:              Intervest Corporation of New York
                                            10 Rockefeller Plaza (Suite 1015)
                                            New York, New York 10020
                                            Attn:  Chairman

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

Section 7.5  Governing Law and Venue; Waiver of Jury Trial.

         THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

Section 7.6 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

Section 7.7 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns and, except as expressly provided herein, nothing in this Agreement is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement nor shall any such person be entitled to assert any claim hereunder. In no event shall this Agreement constitute a third party beneficiary contract.

Section 7.8  Certain Definitions.  For the purposes of this Agreement the term:

         (a) "affiliate" means a person that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with the first-mentioned person;

         (b) "Applicable Law" means, with respect to any person, any domestic or foreign, federal, state or local statute, law, ordinance, rule, regulation, order, writ, injunction, judgment, decree or other requirement of any Governmental Entity existing as of the date hereof or as of the Effective Time applicable to such Person or any of its respective properties, assets, officers, directors, employees, consultants or agents.

         (c) "capital stock" means common stock, preferred stock, partnership interests, limited liability company interests or other ownership interests entitling the holder thereof to vote with respect to matters involving the issuer thereof;

         (d)   "knowledge"  or  "known"   means,   with  respect  to  any  fact,
circumstance, event or other matter in question, the knowledge of such fact, circumstance, event or other matter of any executive officer of the Company or Parent, as the case may be, and, in addition, with respect to the Company, the persons listed on Section 7.9(f) of the Company Disclosure Schedule. Any such individual will be deemed to have knowledge of a particular fact, circumstance, event or other matter if (1) such individual has actual knowledge of such fact, circumstance, event or other matter, or (2) such fact, circumstance, event or other matter is reflected in one or more documents (including e-mails sent to such individual) in, or that have been in, such individual's files.

         (e) "include" or "including" means "include, without limitation" or "including, without limitation," as the case may be, and the language following "include" or "including" shall not be deemed to set forth an exhaustive list.

         (f) "person" means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization or other legal entity including any Governmental Entity;

         (g) "Previously Disclosed" means disclosed in writing by either party in any document filed with the SEC prior to the date hereof or in a writing delivered to the other party prior to the execution of this Agreement. Any information disclosed by one party to the other for any purpose hereunder shall be deemed to be disclosed for all purposes hereunder. The inclusion of any matter in information previously disclosed shall not be deemed an admission or otherwise imply that any such matter is material for purposes of this Agreement.

         (h)      "Securities Act" means the Securities Act of 1933, as amended;

         (i) "subsidiary" or "subsidiaries" of the Company, Parent, the Surviving Corporation or any other person means any corporation, partnership, limited liability company, association, trust, unincorporated association or other legal entity of which the Company, Parent, the Surviving Corporation or any such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the capital stock the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

Section 7.9 Personal Liability. This Agreement shall not create or be deemed to create or permit any personal liability or obligation on the part of any direct or indirect stockholder of the Company or Parent or Acquisition or any officer, director, employee, agent, representative or investor of any party hereto.

Section 7.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.


                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

                                            INTERVEST BANCSHARES CORPORATION


                                            /s/ Lowell S. Dansker
                                            Name:    Lowell S. Dansker
                                            Title:   President

                                            ICNY ACQUISITION CORPORATION


                                            /s/ Lowell S. Dansker
                                            Name:    Lowell S. Dansker
                                            Title:   President


                                            INTERVEST CORPORATION OF NEW YORK


                                            /s/ Lawrence G. Bergman
                                            Name:    Lawrence G. Bergman
                                            Title:   Vice President

                 ANNEX B - OPINION OF HATCHER/JOHNSON VALUATION

                                                     November 1, 1999





Board of Directors
Intervest Bancshares Corporation
10 Rockefeller Plaza
New York, New York  10020-1903

re: Fairness Opinion regarding the Merger of Intervest Corporation of New York into Intervest Bancshares Corporation

Gentlemen:

     Hatcher/Johnson Valuation, Inc. has been retained by the Board of Directors of Intervest Bancshares Corporation ("IBCA" or the "Bank") to render an opinion as to the fairness from a financial point of view of the consideration to be given up by the shareholders of the Bank in connection with the proposed merger of IBCA and Intervest Corporation of New York ("ICNY" or the "Company"). This letter represents HJV's opinion and is issued from a financial point of view on behalf of the shareholders of IBCA. IBCA is publicly-traded on the NASDAQ National Public Market System. IBCA has approximately 2.5 million common shares outstanding.

     Hatcher/Johnson Valuation, Inc. ("HJV") is an full-service appraisal firm that specializes in the valuation of closely-held corporations and provides fairness opinions as part of its practice. Because of its prior experience in the appraisal of banks and other financial companies involved in mergers, it has developed an expertise in valuation and fairness opinions related to the securities of financial institutions. HJV has been retained by the Company for the purpose of rendering a fairness opinion to provide support to the shareholders of IBCA relative to the shares exchange ratio of the merger. For its opinion, HJV will be paid a fixed compensation.

      Pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated November 1, 1999, ICNY will exchange its 47.73 outstanding shares for 1,250,000 shares of IBCA's common stock. The final merger is also subject to the ICNY Proxy vote. The resulting exchange ratio gives the shareholders of ICNY 26,189 shares of stock in the Bank for each of the shares tendered in the merger. This ratio is fixed based upon the terms of the Merger Agreement.

Board of Directors

Intervest Bancshares Corporation
November 1, 1999
Page two


     Intervest Corporation of New York lends on commercial real estate primarily located in New York City with selected loans in other U.S. East Coast cities. It has been and continues to be the objective of the Company to acquire or originate additional mortgages on real estate. The majority of the loans outstanding are secured by mortgages on multifamily residential real estate with the remainder of the loans secured by other commercial property. Substantially all mortgages are non-recourse, and the Company does not maintain any allowance for loan loss. However, the Company has to date experienced only one default, and the full principal amount of this loan was paid back to the Company. No additional delinquencies are anticipated on the current portfolio.

     As of August, 1999, ICNY had annualized pre-tax income for the year of $1.6 million and total assets of $103.4 million. Of this asset amount, approximately $62 million was in Mortgages Receivable and $37.0 million in cash and equivalent investments. Subordinated debentures, used as the outside source for funds, was approximately $81.4 million. At August 31, 1999, Stockholders' Equity was $12.2 million. The Company continues to seek new loan opportunities as additional funds become available to it.

    Intervest Bancshares Corporation is a holding company with two subsidiaries, Intervest Bank, a state-chartered Florida bank with five offices and Intervest National Bank with one location in New York City. Intervest Bank was the sole business of the holding company until April of 1999 when Intervest National Bank received its charter as a national bank. Both banks focus on providing personalized banking services to businesses and individuals. The subsidiary banks primarily originate real estate loans on commercial and multifamily properties with some commercial and consumer lending.

     At August, 1999 the Bank on a consolidated basis had total assets of $213.9 million and shareholders' equity of $20.3 million. The Bank's collective loan portfolio accounts for approximately half of the total assets at $106.5 million. Securities held to maturity were $81.7 million as of August month-end. The core deposit base was $181.7 million, and the capitalization ratio (equity divided by total assets) was 9.5%. On an annualized basis pre-tax income was $1.9 million. Upon completion of the merger, the Bank is anticipated to have total assets of approximately $325 million and combined equity of approximately $32 million.

     In performing its analysis, HJV relied upon and assumed without independent verification, the accuracy and completeness of all information provided to it. HJV has not issued any independent appraisal or evaluation of the assets of the ICNY or of IBCA or any of its subsidiaries. As such, HJV does not express an opinion as to the Fair Market Value of either the Company or the Bank. The opinion of financial fairness expressed herein is necessarily based on market and economic factors as well as other relevant considerations as they existed and could be evaluated as of the end of the third quarter of 1999.

Board of Directors

Intervest Bancshares Corporation
November 1, 1999
Page three


     In arriving at its opinion, HJV reviewed and analyzed financial information regarding the Company, the Bank and its subsidiaries as well as the rationale of the transaction, the merger documents, peer group information and publicly available information on local area economic conditions and demographics. HJV also researched and analyzed comparable bank sale transactions, especially relating to the sales of Southeast and Florida banks. Overall, HJV's analyses generally covered but were not limited to the following:

1. Reviews and analyses of audited and unaudited financial information on the Company and the Bank;

2. Reviews of Securities and Exchange Commission recent 10K and 10Q filings and peer review reports for the Bank;

3.   A review of Company Prospectus offerings of Subordinated Debentures;

4. Discussions with the management of the Company and attendance at the October 14, 1999 board of Directors meeting;

5.   A review  of the  Agreement  and Plan of  Merger  and the  Company's  Proxy
     Statement;

6. A review of the economic, competitive and demographic conditions as well as business risks and opportunities within the respective markets of the Company and the Bank;

7. A review and analysis of the public trading activity of the Bank's shares as well as the potential impact of the Merger on trading volummes and price movements;

8. A review and analysis of actual transactions involving the sale of Southeast and Florida banks similar in size and capitalization to the Bank;

9. A search for and analysis of transactions involving financial companies with economic returns similar to ICNY;

10. A review and analysis of publicly trading prices of Southeast and Florida banks similar in size and capitalization to the Bank;

11. An analysis of the relative values of the Company and the Bank as if they were to remain independent;

12. A review of the financial and tax consequences of the Merger on both Company and Bank shareholders.

     The Merger Agreement indicates an exchange ratio for the tendering of the ICNY shares for IBCA shares of 26,189 to 1. At the October 14, 1999 date of the Board of Directors meeting where the merger was approved, the Bank's shares were trading at $7.5000 per share. At the date of this letter, the most recent trade of October 27th indicated a price $9.000 per share. Given 47.73 shares of ICNY at these dates, a value range of between $9.4 million and $11.3 million for the ICNY stock would be indicated.

Board of Directors

Intervest Bancshares Corporation
November 1, 1999
Page four


     To perform its independent analysis, HJV first analyzed guideline publicly-trading Southeast banks and determined a independent range of trading prices for IBCA based on these comparable small banks. HJV notes that the shares of IBCA are thinly traded and might trade at different values were daily or higher volume trades occurring. Using this independent range of prices, HJV developed a value for IBCA of from $8.11 to $13.33 per share. HJV next analyzed actual Southeast sale transactions involving selling banks of IBCA's size and capitalization. This analysis resulted in a range of from $9.72 to $14.38 per share. Note that the per share prices for the transactions were converted to "as if publicly traded" minority prices per share. Also, since trading volume is very small and the market impact of sales of large blocks of shares is unknown, HJV determined the above prices without dilution.

     HJV next performed valuation analyses to determine the respective per share values for ICNY. To do this HJV used guideline trading prices of similar financial firms, recognizing that no directly comparable businesses are publicly traded. This analysis produced a range of values from $232 up to $271 thousand per share (47.73 shares outstanding). HJV also used certain income approaches, specifically discounted future earnings and capitalization of historical pre-tax earnings. These analyses produced a range of from $256 up to $270 per share. These values are on a control basis, since the shareholders of IBCA are selling 100% of the Company collectively.

    Based upon the above per share indications, HJV determined a range of value for the merger transaction from $11.1 to $13.0 million. This would indicate a share exchange ratio range of from 18,846 up to 28,607 to 1.

     HJV also looked at the recent trading prices of IBCA and determined an exchange ratio range of from 29,200 up to 34,200 to 1. However, as indicated the IBCA stock is thinly traded and, as such, may not be trading at the same level as it would with more trading activity. Accordingly, the independent valuations with their lower exchange ratio indicate that the stock has been trading below what the analyses would indicate.

     Lastly, HJV did analyses similar to the above using the recorded equity values for the respective businesses. The resulting ratio range was 28,500 up to 33,400 to 1. While the actual equity of ICNY is reasonably close to the independent valuation conclusions, such is not the case with the Bank. As a result, use of "book equity" tends to distort the value of the Bank's shares, raising the exchange ratio.

     As predicated in the Merger documents, the fixed exchange ratio is 26,189 to 1. This ratio is within the indicated range of ratios determined by the independent value analyses. The selection of this exchange ratio is also favorable to the shareholders of IBCA in that the

Board of Directors

Intervest Bancshares Corporation
November 1, 1999
Page five

selected higher relative values for the Bank lower the number of shares to be received by the ICNY shareholders.

     Collectively, HJV's analyses and ultimate conclusion are predicated upon the terms and conditions set forth in the Agreement and Plan of Merger, dated November 1, 1999. As such, any changes to this document could have a material impact on HJV's opinion. Therefore, our opinion is subject to review and consideration of any such changes.

     Accordingly, in consideration of the above, it is the opinion of HJV that, based on the structure of the transaction presented in the Agreement and Plan of Merger between Intervest Corporation of New York and Intervest Bancshares Corporation and on the analyses that have been performed, the consideration to be given by the shareholders of the IBCA to the shareholders of ICNY is fair from a financial point of view.

                                                     Respectfully submitted,






                                                 Hatcher/Johnson Valuation, Inc.

         ANNEX C - INTERVEST BANCSHARES CORPORATION REPORT ON FORM 10-K

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   (Mark One)
                                   FORM 10-KSB

               X ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES AND EXCHANGE ACT OF 1934 (Fee required)

For the fiscal year ended                                 Commission File Number
December 31, 1997                                                      000-23377
-------------------------                                 ----------------------

                        INTERVEST BANCSHARES CORPORATION
--------------------------------------------------------------------------------

                 (Name of Small Business Issuer in its Charter)

          Delaware                                         13-3699013
-------------------------------                      ---------------------
(State or Other Jurisdiction of                      (I.R.S. Employer No.)
Incorporation or Organization)

 10 Rockefeller Plaza, New York, New York                  10020-1903
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 757-7300
                 Issuer's Telephone Number, Including Area Code

           Securities Registered Pursuant to Section 12(b) of the Act:

                                      None
                                (Title of Class)

           Securities Register Pursuant to Section 12 (g) of the Act:

                                      None
                                (Title of Class)

Indicate by check mark whether the Issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Issuer was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days.YES  X           NO

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of Issuer's knowledge in definitive proxy or information statements incorporated by reference in Part III to this Form 10-KSB or any amendment to this Form 10-KSB (X) .

The Issuer's total interest income and total other income for its most recent fiscal year was $9,347,000 and $136,000, respectively.

The aggregate market value of the Issuer's voting stock held by non-affiliates as of March 15, 1998 was $16,228,310.

As of March 15, 1998 there were 2,136,675 shares of the Issuer's Class A common stock and 300,000 shares of the Issuer's Class B common stock outstanding.

Indicate by check mark whether the Issuer is utilizing the Transitional Small Business Format.
YES      NO  X .


                       DOCUMENTS INCORPORATED BY REFERENCE

Proxy Statement for Annual Meeting to be held on May 27, 1998   -    Part III




                                TABLE OF CONTENTS



                                     PART I

                                                                                                              Pages
                                                                                                              -----

Item 1            Description of Business                                                                         4
Item 2            Description of Property                                                                         8
Item 3            Legal Proceedings                                                                               8
Item 4            Submission of Matters to a Vote of Security Holders                                             8



                                     PART II

Item 5            Market for Common Equity and Related Stockholder Matters                                        9
Item 6            Management's Discussion and Analysis of Plan or Operations                                     11
Item 7            Financial Statements                                                                           33
Item 8            Changes in and Disagreements with Accountants on
                  Accounting and Financial Disclosure                                                            33



                                    PART III

Item  9           Directors, Executive Officers, Promoters and Control Persons of the
                  Registrant; Compliance with Section 16(a) of the Exchange Act                                  58
Item 10           Executive Compensation                                                                         58
Item 11           Security Ownership of Certain Beneficial Owners and Management                                 58
Item 12           Certain Relationships and Related Transactions                                                 58
Item 13           Exhibits, Lists and Reports on Form 8-K                                                        59

SIGNATURES


                                     PART I

Item 1.  Description of Business

         Intervest Bancshares Corporation (the "Company) is a registered bank holding company incorporated under the laws of the State of Delaware on February 5, 1993. The principal offices of the Company are located at 10 Rockefeller Plaza, Suite 1015, New York, New York 10020-1903, and its telephone number is 212-757-7300. The Company's primary asset is Intervest Bank (the "Bank"), a
Florida chartered bank which is a member of the Federal Reserve System. The Company owns approximately 99.78% of the issued and outstanding shares of the Bank. The Company, through its controlling ownership of the Bank, engages in the business of commercial banking. The Company engages in no substantial business activities other than mortgage lending and activities related to its ownership of the Bank.

         The Bank was originally chartered in December, 1987. The principal executive offices of the Bank are located at 625 Court Street, Clearwater, Florida 34625, and its telephone number is (813) 442- 2551. In addition to its principal office, the Bank operates four branch offices, three in Clearwater, Florida at 1875 Belcher Road North, 2175 Nursery Road, and 2575 Ulmerton Road, and one in South Pasadena, Florida at 6750 Gulfport Blvd.

         The Bank is subject to examination and comprehensive regulation by the Federal Reserve Board (the "FRB") and its deposits are insured by the Federal Deposit Insurance Corporation (the "FDIC") to the extent permitted by law. The Bank is a member of the Federal Reserve System. The Bank is also subject to the supervision of and examination by the Florida Department of Banking and Finance.

         The Bank primarily focuses on providing personalized banking services to businesses and individuals within the market area where its banking offices are located. Management believes that this local market strategy enables the Bank to attract and retain low cost core deposits which provide substantially all of the Bank's funding requirements.

         Deposit services include certificates of deposit, individual retirement accounts ("IRAs") and other time deposits, checking and other demand deposit accounts, NOW accounts, savings accounts and money market accounts. The transaction accounts and time certificates are tailored to the principal market areas at rates competitive to those in the area. All deposit accounts are insured by the FDIC up to the maximum limits permitted by law. The Bank solicits these accounts from small businesses, professional firms and households located throughout its primary market area.

         The Bank also offers ATM services with access to local, state, and national networks, safe deposit boxes, wire transfers, direct deposit of payroll and social security checks, and automatic drafts for various accounts. The Bank periodically reviews the scope of the products and services it offers so as to assess whether additional products or services should, consistent with market opportunities and available resources, be included in the Bank's products and services.

         The Bank conducts commercial and consumer banking business which primarily consists of attracting deposits from the areas served by its banking offices and using those deposits, together with funds derived from other sources, to originate a variety of commercial, consumer and real estate loans (including commercial loans collateralized by real estate). Commercial loans include both collateralized and uncollateralized loans for working capital

(including inventory and receivables), business expansion (including real estate acquisitions and improvements), and purchases of equipment and machinery. Consumer loans include collateralized and uncollateralized loans for financing automobiles, boats, home improvements, and personal investments.

         The revenues of the Bank are primarily derived from interest on, and fees received in connection with, commercial real estate and other loans, and from interest and dividends from securities, and short-term investments. The principal sources of funds for the Bank's lending activities are its deposits, repayment of loans, the income from and maturity of securities and capital contributions from the Company. The principal expenses of the Bank are the interest paid on deposits and operating and general administrative expenses.

         As is the case with banking institutions generally, the Bank's operations are materially and significantly influenced by general economic conditions and by related monetary and fiscal policies of financial institution regulatory agencies, including the FRB, the FDIC, and the State of Florida. Deposit flows and cost of funds are influenced by interest rates on competing investments and general market rates of interest. Lending activities are affected by the demand for financing of real estate and other types of loans, which in turn is affected by the interest rates at which such financing may be offered and other factors affecting local demand and availability of funds. The Bank faces strong competition in the attraction of deposits (its primary source of lendable funds) and in the origination of loans.

Market Area

         The Bank's facilities are located in Pinellas County, which is the Bank's primary market area. Pinellas County has an estimated resident population of approximately 890,000 people. The area has many more seasonal residents. The Bank's deposit gathering and lending markets are concentrated on the communities surrounding its offices in Clearwater and South Pasadena, Florida. Management believes that its offices are located in an area serving small and mid-sized businesses and serving middle and upper income residential communities.

Market for Services

         Management believes that the Bank's principal markets are: (i) the established and expanding commercial market within the primary market area: and
(ii) the moderate and the affluent residential market within the primary market area. Moreover, management believes that a community bank is well positioned to establish these relationships with both commercial customers and households. Management believes that the Bank is well positioned to take advantage of its market segment.

         Businesses are solicited through the personal efforts of the Bank's directors and officers. Management believes a locally-based bank is often perceived by the local business community as possessing a clearer understanding of local commerce and its needs. Consequently, the Company expects that the Bank will be able to make prudent lending decisions quickly and more efficiently than its competitors without compromising asset quality or the Bank's profitability.

Lending Activities

         The primary source of income generated by the Bank is from the interest earned from both the loan and securities portfolios. The Bank maintains diversification when considering investments and the granting of loan requests. Emphasis is placed on the borrower's ability to generate cash flow to support its debt obligations and other cash related expenses. Lending activities include commercial and consumer loans and real estate loans. Commercial loans are originated for working capital funding. Consumer loans include those for the purchase of automobiles, boats, home improvements and investments. Real estate loans include primarily the origination of loans for commercial property. While the Bank's lending activities include single-family residential mortgages, such lending activities are not emphasized.

         At December 31, 1997 the Bank's net loan portfolio was $74.9 million, representing 52.6% of its total assets. As of such date, the loan portfolio consisted of 4.4% commercial loans, 95.3% real-estate mortgage loans and 0.3% consumer and other loans.

         Real Estate Mortgage Loans

         A substantial portion of the Bank's loan portfolio is composed of loans secured by commercial real estate, including apartment buildings, office buildings and retail shopping centers. The properties are personally inspected by representatives of the Bank and the Bank's real estate loans relate primarily to properties in the Bank's primary market area. The Bank requires mortgage title insurance and hazard insurance in amounts deemed appropriate by Management.

         Commercial Lending

         The Bank offers a variety of commercial loan services including term loans, lines of credit and equipment financing. Short-to-medium term commercial loans, both collateralized and uncollateralized, are made available to businesses for working capital (including inventory and receivables), business expansion (including acquisitions of real estate and improvements), and the purchase of equipment and machinery. The purpose of a particular loan generally determines its structure.

         The Bank's commercial loans primarily are underwritten in the Bank's primary market area on the basis of the borrower's ability to service such debt from income. As a general practice, the Bank takes as collateral a lien on any available real estate, equipment, or other assets. Working capital loans are primarily collateralized by short-term assets whereas term loans are primarily collateralized by long-term assets.

         Unlike residential mortgage loans, which generally are made on the basis of the borrower's ability to make repayment from his employment and other income and which are collateralized by real property whose value tends to be more readily ascertainable, commercial loans typically are underwritten on the basis of the borrower's ability to make repayment from the cash flow of his business and generally are collateralized by business assets, such as accounts receivable, equipment and inventory. As a result, the availability of funds for the repayment of commercial loans may be substantially dependent on the success of the business itself. Further, the collateral underlying the loans may depreciate over time, cannot be appraised with as much precision as residential real estate, and may fluctuate in value based on the success of the business.

         Consumer Loans

         Consumer loans made by the Bank have included automobiles, recreation vehicles, boats, second mortgages, home improvements, home equity lines of credit, personal (collateralized and uncollateralized) and deposit account collateralized loans. The terms of these loans periodically range from 36 to 180 months and vary based upon the kind of collateral and size of loan.

         Consumer loans typically have a short term and carry higher interest rates than that charged on other types of loans. Installment loans, however, do pose additional risks of collectability when compared to traditional types of loans granted by commercial banks such as residential mortgage loans. In many instances, the Bank is required to rely on the borrower's ability to repay since the collateral may be of reduced value at the time of collection. Accordingly, the initial determination of the borrower's ability to repay is of primary importance in the underwriting of consumer loans.

         Loan Solicitation and Processing

         Loan originations are derived from a number of sources. Loan originations can be attributed to direct solicitation by the Bank's loan officers, existing customers and borrowers, advertising, walk-in customers and referrals from brokers.

         Upon receipt of a loan application from a prospective borrower, a credit report and verifications are ordered to verify specific information relating to the loan applicant's employment income and credit standing. An appraisal, where required, of any real estate intended to collateralize the proposed loan is undertaken by an appraiser approved by the Bank.

Competition

         The Bank encounters strong competition both in making loans and attracting deposits. The deregulation of the banking industry and the widespread enactment of state laws which permit multi-bank holding companies as well as an increasing level of interstate banking have created a highly competitive environment for commercial banking in the Bank's primary market area. In one or more aspects of its business, the Bank competes with other commercial banks, savings and loan associations, credit unions, finance companies, mutual funds, insurance companies, brokerage and investment banking companies, and other financial intermediaries operating in Pinellas County and elsewhere. Most of these competitors, some of which are affiliated with large bank holding companies, have substantially greater resources and lending limits, and may offer certain services that the Bank does not currently provide. In addition, many of the Company's non-bank competitors are not subject to the same extensive federal regulations that govern bank holding companies and federally insured banks. See "Investment Considerations and Risk Factors-Competition."

         Management believes that the Company and the Bank are well positioned to compete successfully in its primary market area, although no assurances can be given. Competition among financial institutions is based upon interest rates offered on deposit accounts, interest rates charged on loans and other credit and service charges, the quality and scope of the services rendered, the convenience of banking facilities, and, in the case of loans to commercial borrowers, relative lending limits. As an independent community bank headquartered in the Bank's primary market area, management believes that the Bank's community commitment and involvement in its primary market area, as well as its commitment to quality, personalized banking services, are factors that contribute to the Bank's competitiveness.

Employees

         At December 31, 1997, the Company and the Bank together employed 30 full-time employees and 1 part-time employee. None of these employees is covered by a collective bargaining agreement and the Company believes that its employee relations are good.

Item 2.  Description of Property

         The office of the Company is at 10 Rockefeller Plaza, New York, New York. The Bank maintains its principal office at 625 Court Street, Clearwater, Florida. In addition to its principal office the bank operates four branch offices. Three of the branch offices are in Clearwater, Florida, at 1875 Belcher Road North, 2175 Nursery Road and 2575 Ulmerton Road, and one is at 6750 Gulfport Blvd., South Pasadena, Florida. With the exception of the Belcher Road office, which is leased, all of the offices are owned by the Bank.

         The office at 625 Court Street consists of a two story building containing approximately 22,000 sq. ft. The Bank occupies the ground floor (approximately 8,500 sq. ft.) and leases the 2nd floor to a single commercial tenant. The branch office at 1875 Belcher Road is a two story building in which the bank leases approximately 5,100 sq. ft. for its branch office. The branch office at 2175 Nursery Road is a one story building containing approximately 2,700 sq. ft. which is entirely occupied by the Bank. The branch office at 2575 Ulmerton Road is a three story building containing approximately 17,000 sq. ft. The bank occupies the ground floor (approximately 2,500 sq. ft.) and leases the upper floors to commercial tenants. The branch office at 6750 Gulfport Blvd. is a one story building containing approximately 2,800 sq. ft. which is entirely occupied by the Bank. In addition, each of the Bank's offices include drive-through teller facilities.

Item 3.  Legal Proceedings

         The Company and the Bank are periodically parties to or otherwise involved in legal proceedings arising in the normal course of business, such as claims to enforce liens, claims involving the making and servicing of real property loans, and other issues incident to the Bank's business. Management does not believe that there is any pending or threatened proceeding against the Company or the Bank which, if determined adversely, would have a material effect on the business, results of operations, or financial position of the Company or the Bank.

Item 4.  Submission of Matters to a Vote of Security Holders

         Not Applicable

                                     PART II

Item 5.  Market for Common Equity and Related Stockholders Matters

Market for Securities

         The Company's Class A Common Stock was approved for listing on the NASDAQ SmallCap Market (Symbol: IBCA) in November of 1997. Prior to then, there had been no established public trading market for the securities of the Company. The high and low sales prices for Class A Common Stock during the period from November 25, 1997, when trading commenced, and December 31, 1997 were $12.25 and $11.50, respectively. At December 31, 1997, there were approximately 272 holders of record of the Company's Class A Common Stock and three holders of record of the Company's Class B Common Stock.

Dividends

         Holders of the Company's Class A common stock are entitled to receive dividends when and if declared by the Board of Directors out of funds legally available therefor. No dividends may be declared or paid with respect to shares of Class B common stock until January 1, 2000.

         The Company has not paid any cash dividends on its capital stock and there is no immediate prospect or contemplation of the payment of dividends on the Company's Stock.

         The Company's ability to pay dividends is generally limited to earnings from the prior year, although retained earnings and dividends from the Bank to the Company may also be used to pay dividends under certain circumstances. The primary source of funds for dividends payable by the Company to its shareholders is dividends payable to it by the Bank.

         The payment of dividends by the Bank is subject to a determination by the Bank's Board of Directors and is dependent upon a number of factors, including capital requirements, regulatory limitations, the Bank's results of operations and financial condition, tax considerations of the Bank and the Company, the number of outstanding shares of stock, and general economic conditions. There are various legal limitations with respect to the Bank's financing or otherwise supplying funds to the Company. In particular, under federal banking law, the Bank may not declare a dividend that exceeds undivided profits. In addition, the approval of the Federal Reserve Bank of Atlanta (the "Atlanta FRB"), as well as the Florida Department of Banking and Finance, is required if the total amount of all dividends declared in any calendar year exceeds the Bank's net profits, as defined, for that year, combined with its retained net profits for the proceeding two years. The Atlanta FRB also has the authority to limit further the payment of dividends by the Bank under certain circumstances. In addition, federal banking laws prohibit or restrict the Bank from extending credit to the Company under certain circumstances. The FRB not only has established certain financial and capital requirements that affect the ability of the Bank to pay dividends, but it has also the general authority to prohibit the Bank from engaging in an unsafe or unsound practice in conducting its business. Depending upon the financial condition of the Bank, the payment of cash dividends could be deemed to constitute such an unsafe or unsound practice.

         Both the FRB and the Florida Department of Banking and Finance, which regulate and supervise the Bank and the Company, have publicly stated their view that it is generally an unsafe and unsound practice to pay cash dividends except out of current operating earnings. Under FRB policy, a bank holding company is expected to act as a source of financial strength to its subsidiary banks and to commit resources to support each such bank. Consistent with this policy, the FRB has stated that, as a matter of prudent banking, a bank holding company generally should not pay cash dividends unless the available net earnings of the bank holding company is sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the Company's capital needs, asset quality and overall financial condition.

         The ability of the Bank and the Company to pay cash dividends is currently, and in the future could be further influenced by bank regulatory policies or agreements and by capital guidelines. Accordingly, the actual amount, if any, and timing of future dividends will depend on, among other things, future earnings, the financial condition of the Bank and the Company, the amount of cash on hand at the Company level, outstanding debt obligations, if any, and the requirements imposed by regulatory authorities.

Item 6.  Management's Discussion and Analysis or Plan of Operation

                             SELECTED FINANCIAL DATA

         The following table presents selected financial data for the Company and the Bank. The data set forth below for the seven months ended December 31, 1993, five months ended May 31, 1993, and the years ended December 31, 1997, 1996, 1995 and 1994 are derived from the audited consolidated financial statements of the Company or the Bank, as the case may be. The selected financial data should be read in conjunction with, and are qualified in their entirety by, the Consolidated Financial Statements and the Notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations included elsewhere herein.

                                                                                    At or for the
                                                                                       Seven        At or for the
                                            At  or for the Years Ended              Months Ended  Five Months Ended
                                                     December 31,                   December 31,      May 31,
                                 -----------------------------------------------    ------------  -----------------
                                   1997          1996         1995         1994        1993(1)      1993(2)
                                   ----          ----         ----         ----        -------      -------
                                              (Dollars in Thousands, Except Per Share Data)
Balance Sheet Data:
  Total assets ..............   $ 150,755      105,196       68,942       40,117       29,071       22,557
  Cash and cash equivalents .       9,176        6,320        8,551        6,088        5,519        2,569
  Net Loans .................      75,652       59,499       36,465       22,385       16,224       16,163
 Securities .................      58,821       34,507       19,630        8,638        5,231        2,958
  Deposits ..................     131,167       93,447       58,601       30,092       22,195       20,138
  Borrowed funds ............        --           --           --           --           --           --
  Retained earnings
    (Accumulated deficit) ...       1,836          992          434          164          (17)      (2,050)
  Total stockholders' equity       17,620        9,747        9,189        8,884        5,828        1,275

Income Statement Data:
  Interest income ...........       9,347        6,381        4,190        2,158        1,007          741
  Interest expense ..........       5,894        3,745        2,225          803          345          335
  Net interest income .......       3,453        2,636        1,965        1,355          662          406
  Provision for loan losses .        (352)        (250)        (233)        (124)        --            (90)
  Net interest income after
    provision for loan losses       3,101        2,386        1,732        1,231          662          316
  Other income ..............         136          106           89          112           59          102
  Other expense .............       (1906)      (1,551)      (1,415)      (1,054)        (738)        (401)
  Earnings (Loss) before
  income taxes ..............       1,331          941          406          289          (17)          17
  Provision for income taxes         (487)        (383)        (136)        (108)        --           --
  Net earnings (Loss) .......         844          558          270          181          (17)          17

Per Share Data:
Net Basic earnings (Loss) ...         .49          .34          .16          .11         (.01)         .05
Book value at period end ....   $    7.27         5.91         5.57         5.38         3.53         3.64


---------------------------------
(1) Includes the consolidated financial information of the Company from June 1, 1993.
(2)      Financial information of the Bank only

General

         The Company's principal asset is its ownership of a controlling interest in the Bank. Accordingly, the Company's results of operations are primarily dependent upon the results of operations of the Bank. The Bank conducts a commercial banking business which consists of attracting deposits from the general public and applying those funds to the origination of commercial, consumer and real estate loans (including commercial loans collateralized by real estate). The Bank's profitability depends primarily on net interest income, which is the difference between interest income generated from interest-earning assets (i.e., loans and investments) less the interest expense incurred on interest-bearing liabilities (i.e., customer deposits and borrowed funds). Net interest income is affected by the relative amounts of interest-earning assets and interest-bearing liabilities, and the interest-rate earned and paid on these balances. Net interest income is dependent upon the Bank's interest-rate spread, which is the difference between the average yield earned on its interest-earning assets and the average rate paid on its interest-bearing liabilities. When interest-earning assets approximate or exceed interest-bearing liabilities, any positive interest rate spread will generate net interest income. The interest rate spread is impacted by interest rates, deposit flows, and loan demand. Additionally, and to a lesser extent, the Bank's profitability is affected by such factors as the level of noninterest income and expenses, the provision for credit losses, and the effective tax rate. Noninterest income consists primarily of loan and other fees. Noninterest expense consists of compensation and benefits, occupancy related expenses, deposit insurance premiums paid to the FDIC, and other operating expenses.

         Since its acquisition of control of the Bank in 1993, the Company has sought to strengthen the operation of the Bank, to improve asset quality, to increase the loan portfolio and to decrease nonperforming loans. During 1997, the Company completed a public offering of 747,500 Units for gross proceeds of $7,475,000 (the "1997 Offering"). Each Unit consisted of one share of the Company's Class A Common Stock and one warrant to purchase an additional share of Class A Common Stock. In connection with the 1997 Offering, the Company issued warrants related to 145,850 shares of Class A Common Stock to the Underwriter and participating broker/dealers. The Company has reserved a total of 2,494,348 shares of Class A stock for issuance upon exercise of the Company's warrants to purchase shares of Class A Common Stock.

         Management believes that additional capital is the key to any expansion program and, to this end, it will continually assess the need for capital, both at the Bank and the Company levels. If it is determined that additional capital is necessary to support the operations of the Company or the Bank or to support any expansion or acquisition activities, transactions to obtain additional financing will be considered by the Company.

         The Bank's present offices are located in or near Clearwater, Florida. Clearwater is located in Pinellas County, which is the most populous county in the Tampa Bay area of Florida. It also has a branch office in South Pasadena, which is also in Pinellas County. The "Tampa Bay" area is located on the West Coast of Florida, midway up the Florida peninsula. The major cities in the area are Tampa (Hillsborough County) and St. Petersburg and Clearwater (Pinellas County).

         The current population of the Tampa Bay area is estimated at approximately 2,200,000, which reflects population increases of approximately 45% between 1970 and 1980, and approximately 27% between 1980 and 1990. Pinellas is the most densely populated county in Florida, with more than 2,800 people per square mile. The average age of the population for the region is estimated at 45 years (as compared to 38 years for the State of Florida), and this reflects the history of Pinellas County as a retirement area. Recent years have shown a slight drop in average age due to an increase in office and manufacturing employment opportunities.

         The economy of Pinellas County has historically been tourist and retirement oriented. Pinellas County has recently attracted a larger share of new business, particularly in the high technology industries. Total per capita personal income in Pinellas County increased from approximately $15,000 in 1984 to approximately $22,700 in 1992. Employment in the region reflects a broad-based economy, with an emphasis on the retail trade and service industries.

         The housing market in the region remains stable in the view of management, although housing starts have slowed from the high levels experienced during the 1970's.

         Clearwater is the county seat of Pinellas County and its second largest city. It encompasses approximately 32 square miles and has a population of approximately 100,000.

         Management's discussion and analysis of earnings and related financial data are presented herein to assist investors in understanding the financial condition and results of operations of the Company for the years ended December 31, 1997 and 1996. This discussion should be read in conjunction with the consolidated financial statements and related footnotes presented elsewhere herein.

Results Of Operations

Comparison of Year Ended December 31, 1997 and 1996.

General
-------

         Net earnings for the year ended December 31, 1997 were $844,000 compared to $558,000 for the year ended December 31, 1996. This increase in the Company's net earnings was primarily due to an increase in net interest income partially offset by an increase in noninterest expenses and the provision for income taxes.

Interest Income and Expense
---------------------------

         Interest income increased by $2,966,000 from $6,381,000 for the year ended December 31, 1996 to $9,347,000 for the year ended December 31, 1997. Interest income on loans increased $1,791,000 due to an increase in the average loan portfolio balance from $49.3 million for the year ended December 31, 1996 to $68.7 million for 1997, partially offset by a decrease in the weighted average yield of 5 basis points. Interest on securities increased $1,118,000 due to an increase in the average securities balance from $25.6 million in 1996 to $42.8 million in 1997 and an increase in the average yield from 5.92% in 1996 to 6.15% in 1997. Interest on other interest-earning assets increased $57,000 primarily due to an increase from $4.7 million in average other interest-earning assets in 1996 to $6.9 million in 1997.

         Interest expense increased to $5,894,000 for the year ended December 31, 1997 from $3,745,000 for the year ended December 31, 1996. Interest expense on deposit accounts increased primarily because of a $39.0 million increase in the average balance, in addition to an increase of 4 basis points in the average yield paid on deposits for the year ended December 31, 1997 compared to 1996.

Provision for Loan Losses
-------------------------

         The provision for loan losses is charged to earnings to bring the total allowance to a level deemed appropriate by management and is based upon historical experience, the volume and type of lending conducted by the Bank, industry standards, the amount of nonperforming loans, general economic conditions, particularly as they relate to the Bank's market areas, and other factors related to the collectability of the Bank's loan portfolio. The provision increased from $250,000 for the year ended December 31, 1996 to $352,000 for the year ended December 31, 1997. At December 31, 1997, there were no non-performing loans. Management believes that the allowance for loan loss of $1,173,000 is adequate at December 31, 1997.

Other Income
------------

         Total other income increased $30,000 for the year ended December 31, 1997 compared to 1996.

Other Expenses
--------------

         Total other expenses increased $355,000 for the year ended December 31, 1997 when compared to 1996, primarily due to an increase in employee compensation and benefits and occupancy and equipment expenses. The increase is primarily due to additional costs for the new branches and the overall growth of the Company.

Provision for Income Taxes
--------------------------

         In 1997 the provision for income taxes is $487,000, an effective income tax rate of 36.6%, as compared to $383,000 and 40.7% respectively, in 1996. In 1996, a greater portion of the consolidated earnings was generated by the holding company which has a higher state income tax rate.

Net Interest Income

         Net interest income, which constitutes the principal source of income for the Company, represents the difference between income on interest-earning assets and interest expense on interest-bearing liabilities. The principal interest-earning assets are securities and loans made to businesses and individuals. Interest-bearing liabilities primarily consist of time deposits, interest paying checking accounts ("NOW accounts"), retail savings deposits and money market accounts. Funds attracted by these interest-bearing liabilities are invested in interest-earning assets. Accordingly, net interest income depends upon the volume of the average interest-earning assets and average interest-bearing liabilities and the interest rates earned or paid on them.

         Net interest income was $3,453,000 for the Company for the year ended December 31, 1997 compared with $2,636,000 for the year ended December 31, 1996. This improvement in net interest income is primarily a result of a higher volume of net interest-earning assets.

         The following tables set forth, for the periods indicated, information regarding (i) the total dollar amount of interest and dividend income of the Company from interest-earning assets and the resultant average yields; (ii) the total dollar amount of interest expense on interest-bearing liabilities and the resultant average costs; (iii) net interest/dividend income; (iv) interest rate spread; (v) net interest margin. Average balances are based on average daily balances.

                                                        Year Ended December 31,
                                     ---------------------------------------------------------------
                                              1997                                1996
                                     --------------------------------- -----------------------------
                                                          (Dollars in thousands)
                                                   Interest    Average          Interest     Average
                                     Average       and         Yield/  Average    and         Yield/
                                     Balance       Dividends   Rate    Balance  Dividends      Rate
                                     -------       ---------   ----    -------  ---------      ----

Interest-earning assets:
  Loans(1) .......................   $ 68,711       6,415       9.34% $49,266      4,624      9.39%
  Securities .....................     42,763       2,632       6.15%  25,577      1,514      5.92%
  Other interest-earning assets(2)      6,913         300       4.34%   4,730        243      5.14%
                                        -----         ---       ----    -----        ---      ----

         Total interest-earning
             assets ..............    118,387       9,347       7.90%  79,573      6,381      8.02%
                                                    -----                          -----

Noninterest-earning assets .......     14,823                           4,089
                                       ------                           -----


         Total assets ............   $133,210                         $83,662
                                     ========                         ========

Interest-bearing liabilities:
   Demand, money market and
     NOW deposits ................     18,087         816       4.51%   8,432        310      3.68%
   Savings .......................      9,128         446       4.89%   1,470         62      4.22%
   Certificates of deposit .......     81,167       4,632       5.71%  59,437      3,371      5.67%
   Other .........................       --          --      --            34          2      5.88%
                                       ------         ---       ----    -----        ---      ----

         Total interest-bearing
            liabilities ..........    108,382       5,894       5.44%  69,373      3,745      5.40%
                                                                                   -----

Noninterest-bearing liabilities ..      5,425                          4,840

Stockholders' equity .............     19,403                          9,449
                                       ------                          -----

         Total liabilities and
            stockholders' equity .   $133,210                        $83,662
                                     ========                        =======


Net interest/dividend income .....               $  3,453                       $  2,636
                                                 ========                       ========

Interest rate spread(3) ..........                              2.46%                         2.62%
                                                                ====                          ====

Net interest margin(4) ...........                              2.92%                         3.31%
                                                                ====                          ====

Ratio of average interest-earning
   assets to average interest-
   bearing liabilities ...........       1.09                           1.15
                                         ====                           ====

------------------------------------

(1)      Includes nonaccrual loans.
(2)      Includes interest-bearing deposits.
(3) Interest rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(4) Net interest margin is net interest income divided by average interest-earning assets.


Rate/Volume Analysis
--------------------

         The following table sets forth certain information regarding changes in interest income and interest expense of the Company for the periods indicated. For each category of interest-earning assets and interest-bearing liabilities, information is provided on changes attributable to (1) changes in rate (change in rate multiplied by prior volume), (2) changes in volume (change in volume multiplied by prior rate) and (3) changes in rate-volume (change in rate multiplied by change in volume).

                                                       December 31,
                                                      1997 vs. 1996
                                          --------------------------------------
                                                Increase (Decrease) Due to
                                          --------------------------------------
                                                                Rate/
                                             Rate    Volume     Volume    Total
                                             ----    ------     ------    -----
Interest-earning assets:                         (Dollars in thousands)
   Loans                                   $  (25)    1,826       (10)    1,791
   Securities                                  59     1,020        39     1,118
   Other interest-earning assets              (38)      112       (17)       57
                                           ------    ------    ------    ------

  Total                                        (4)    2,958        12     2,966
                                           ------    ------    ------    ------

Interest-bearing liabilities:
   Demand, Money Market and NOW Deposits       70       356        80       506
   Savings                                     10       323        51       384
   Certificates of Deposit                     24     1,228         9     1,261
   Other Borrowings                            (2)       (2)        2        (2)
                                           ------    ------    ------    ------

  Total                                       102     1,905       142     2,149
                                           ------    ------    ------    ------

Net change in net interest income
   before provision for credit losses      $ (106)    1,053      (130)      817
                                           ======    ======    ======    ======



Income Taxes
------------

  At December 31, 1997, the Company had net operating loss carryforwards for federal income tax purposes available to offset future federal taxable income. They were in the aggregate amount of $494,000, with specified portions expiring in each year from 2006 through 2008. The carryforwards are subject to an annual limitation of $332,000.

  At the time of its incorporation, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires it to take into account changes in tax rates when valuing the deferred income tax amounts carried on its balance sheets.

Asset/Liability Management
--------------------------

  A principal objective of the Bank's asset/liability management strategy is to minimize the Bank's exposure to changes in interest rates by matching the maturity and repricing horizons of interest-earning assets and interest-bearing liabilities. This strategy is overseen in part through the direction of the Asset and Liability Committee of the Bank (the "ALCO Committee") which establishes policies and monitors results to control interest rate sensitivity.

  As a part of the Bank's interest rate risk management policy, the ALCO Committee examines the extent to which its assets and liabilities are "interest rate-sensitive" and monitors the Bank's interest rate sensitivity "gap." An asset or liability is considered to be interest rate-sensitive if it will reprice or mature within the time period analyzed, usually one year or less. The interest rate-sensitivity gap is the difference between interest-earning assets and interest-bearing liabilities scheduled to mature or reprice within such time period. A gap is considered positive when the amount of interest rate-sensitive assets exceeds the amount of interest rate-sensitive liabilities. A gap is considered negative when the amount of interest rate-sensitive liabilities exceeds interest rate-sensitive assets. During a period of rising interest rates, a negative gap would tend to adversely affect net interest income, while a positive gap would tend to result in an increase in net interest income. During a period of falling interest rates, a negative gap would tend to result in an increase in net interest income, while a positive gap would tend to adversely affect net interest income. If the repricing of the Bank's assets and liabilities were equally flexible and moved concurrently, the impact of any increase or decrease in interest rates on net interest income would be minimal.

  A simple interest rate "gap" analysis by itself may not be an accurate indicator of how net interest income will be affected by changes in interest rates. Accordingly, the ALCO Committee also evaluates how the repayment of particular assets and liabilities is impacted by changes in interest rates. Income associated with interest-earning assets and costs associated with interest-bearing liabilities may not be affected uniformly by changes in interest rates. In addition, the magnitude and duration of changes in interest rates may have a significant impact on net interest income. For example, although certain assets and liabilities may have similar maturities or periods of repricing, they may react in different degrees to changes in market interest rates. Interest rates on certain types of assets and liabilities fluctuate in advance of changes in general market interest rates, while interest rates on other types may lag behind changes in general market rates. In addition, certain assets, such as adjustable rate mortgage loans, have features (generally referred to as "interest rate caps") which limit changes in interest rates on a short-term basis and over the life of the asset. In the event of a change in interest rates, prepayment and early withdrawal levels also could deviate significantly from those assumed in calculating the interest-rate gap. The ability of many borrowers to service their debts also may decrease in the event of an interest-rate increase.

  Management's strategy is to maintain a balanced interest rate risk position to protect its net interest margin from market fluctuations. To this end, the ALCO Committee reviews, on a monthly basis, the maturity and repricing of assets and liabilities. The ALCO Committee has adopted a goal of achieving and maintaining a six-month ratio between rate sensitive assets to rate sensitive liabilities of
 .80 to 1.20.

  Principal among the Bank's asset/liability management strategies has been the emphasis on managing its interest-rate sensitive liabilities in a manner designed to attempt to reduce the Bank's exposure during periods of fluctuating interest rates. Management believes that the type and amount of the Bank's interest rate-sensitive liabilities may reduce the potential impact that a rise in interest rates might have on the Bank's net interest income. Additionally, the Bank maintains a "floor," or minimum rate, on many of its floating or prime based loans. The "floor" amount for each specific loan is determined in relation to the prevailing market rates on the date of origination and management retains a great deal of flexibility in connection with the establishment of floors for particular loans. Management recognizes that floors allow the Bank to continue to earn a higher rate when the floating rate falls below the established "floor" rate.

  The following table sets forth certain information relating to the Company's interest-earning assets and interest-bearing liabilities at December 31, 1997 that are estimated to mature or are scheduled to reprice within the period shown.

                                                                      More than     More than
                                                                    One Year and Five Years and
                                               0-3          4-12      Less than    Less than
                                              Months       Months     Five Years   Ten Years    Total
                                              ------       ------     ----------   ---------    -----
                                                                        (Dollars in thousands)
Mortgage and commercial loans (1):
   Commercial loans                         $  2,371          386          333         191       3,281
   Commercial real estate loans                4,390       10,213       55,819         111      70,533
   Residential mortgage loans                    275          526        1,112       1,237       3,150
   Consumer loans                                 15           14          233        --           262
                                            --------     --------     --------    --------    --------

         Total loans                           7,051       11,139       57,497       1,539      77,226

Federal funds sold                               162         --           --          --           162
Interest-bearing deposits with banks            --           --             99        --            99
Securities (2)(3)                             11,065        9,382       33,122      12,761      66,330
                                            --------     --------     --------    --------    --------

         Total rate-sensitive assets          18,278       20,521       90,718      14,300     143,817
                                            --------     --------    --------    --------

Deposit accounts (2):
   Money market deposits                      17,180         --           --          --        17,180
   NOW deposits                                4,290         --           --          --         4,290
   Savings deposits                           12,829         --           --          --        12,829
   Certificates of deposit                    13,930       33,059       45,235       1,154      93,378
                                            --------     --------     --------    --------    --------

         Total rate-sensitive liabilities     48,229       33,059       45,235       1,154     127,677
                                            --------     --------     --------    --------    --------

GAP (repricing differences)                 $(29,951)     (12,538)      45,483      13,146      16,140
                                            ========     ========     ========    ========    ========

Cumulative GAP                              $(29,951)     (42,489)       2,994      16,140
                                            ========     ========    ========    ========

Cumulative GAP/total assets                  (19.87%)     (28.18%)      1.99%      10.71%
                                             ========     ========    ========    ========

-------------------------------

(1) In preparing the table above, adjustable-rate loans are included in the period in which the interest rates are next scheduled to adjust rather than in the period in which the loans mature. Fixed rate loans are scheduled, including repayment, according to their maturities.
(2) Money market, NOW, and savings deposits are regarded as ready accessible withdrawable accounts. All other time deposits are scheduled through the maturity dates. Securities are also scheduled through the maturity dates.
(3)      Includes Federal Reserve Bank stock and short-term investments.

Financial Condition

Lending Activities
------------------

         A significant source of income for the Company is the interest earned on loans. At December 31, 1997, the Company's total assets were $150.8 million and its net loans were $75.7 million or 50% of total assets as compared to $105.2 million of total assets at December 31, 1996, and net loans of $59.5 million representing 57% of the total assets at December 31, 1996.

         Lending activities are conducted pursuant to a written policy which has been adopted by the Bank. Each loan officer has defined lending authority beyond which loans, depending upon their type and size, must be reviewed and approved by a loan committee comprised of certain directors of the Bank.

                             LOAN PORTFOLIO ANALYSIS

         The following table sets forth information concerning the Company's loan portfolio by type of loan at the dates indicated.

                                At December 31, 1997      At December 31, 1996
                              ------------------------    ---------------------
                                                 % of                     % of
                                Amount           Total     Amount         Total
                                ------           -----     ------         -----
                                             (Dollars in thousands)

Commercial loans               $  3,281            4.3%  $  3,514           5.8%
Commercial real estate loans     70,533           91.3     54,198          89.4
Residential mortgage loans        3,150            4.1      2,784           4.6
Consumer loans                      262             .3        157            .2
                                 ------           ----     ------          ----

         Total loans             77,226          100.0%    60,653         100.0%
                                                 =====                    =====
Add (Deduct):
   Deferred loan fees              (401)                     (343)
   Allowance for loan losses     (1,173)                     (811)
                                 ------                      ----

         Loans, net            $ 75,652                 $  59,499
                               ========                 =========

         The following table reflects the contractual principal repayments by period of the Company's loan portfolio at December 31, 1997.

                                                    Residential   Commercial
                  Years Ended       Commercial      Mortgage      Real Estate           Consumer
                  December 31,         Loans           Loans           Loans              Loans                  Total
                  ------------         -----           -----           -----              -----                  -----
                                                       (Dollars in thousands)
                       1998           $2,513            482            5,321                67                   8,383
                       1999              431            279            6,650                66                   7,426
                       2000-2001         269            457           21,602                87                  22,415
                       2002-2003          68            657           18,587                42                  19,354
                       2004-2010        ----          1,275           18,373              ----                  19,648
                                    --------          -----           ------              ----                  ------
                      Total           $3,281          3,150           70,533               262                  77,226
                                      ======          =====           ======               ===                  ======


         Of the $68.8 million of loans due after 1998, 33% of such loans have fixed interest rates and 67% have adjustable interest rates.


         The following table sets forth total loans originated and repaid during the periods indicated.

                                                           Year Ended                           Year Ended
                                                          December 31,                         December 31,
                                                              1997                                  1996
                                                              ----                                  ----
                                                                           (in thousands)

Originations:
         Commercial loans                                  $   502                               $   497
         Real estate loans                                  23,180                                30,802
         Consumer loans                                        162                                   145
                                                           -------                               -------

                  Total loans originated                    23,844                                31,444

         Principal reductions                               (7,271)                               (8,082)
                                                            -------                               -------

           Increase (decrease) in total loans              $16,573                               $23,362
                                                           =======                               =======


Asset Quality
-------------

         Management seeks to maintain a high quality of assets through conservative underwriting and sound lending practices. The majority of the loans in the Bank's loan portfolio are collateralized by commercial real estate mortgages. As of December 31, 1997, approximately 91.3%, and as of December 31, 1996, approximately 89.4% of the total loan portfolio was collateralized by this type of property. The level of delinquent loans and foreclosed real estate also is relevant to the credit quality of a loan portfolio. There were no non-performing assets at December 31, 1997, while as of December 31, 1996 non-performing assets totaled $185,000.

         In an effort to maintain the quality of the loan portfolio management seeks to minimize higher risk types of lending. In view of the relative significance of real estate related loans, a downturn in the value of the real estate could have an adverse impact on the Company's profitability. However, as part of its loan portfolio management strategy, the Company typically limits its loans to a maximum of 75% of the value of the underlying real estate as determined by an MAI appraisal. In addition, knowledgeable members of management make physical inspections of properties being considered for mortgage loans. Management believes that such precautions reduce the Company's exposure to the risks associated with a downturn in real estate values. See "Investment Considerations and Risk Factors--Local Economic Conditions."

         Commercial loans also entail risks since repayment is usually dependent upon the successful operation of the commercial enterprise. They also are subject to adverse conditions in the economy. Commercial loans are generally riskier than mortgage loans because they are typically underwritten on the basis of the ability to repay from the cash flow of a business rather than on the ability of the borrower or guarantor to repay. Further, the collateral underlying commercial loans may depreciate over time, cannot be appraised with as much precision as real estate, and may fluctuate in value based on the success of the business.

         Loan concentrations are defined as amounts loaned to a number of borrowers engaged in similar activities which would cause them to be similarly impacted by economic or other conditions. The Company, on a routine basis, monitors these concentrations in order to make necessary adjustments in its leading practices that most clearly reflect the economic conditions, loan to deposit ratios, and industry trends. Concentrations of loans in the following categories constituted the total loan portfolio as of December 31, 1997:

                  Commercial loans                               4.2%
                                                               ------
                  Real estate mortgage loans                    91.3%
                                                                -----
                  Consumer and other loans                       4.5%
                                                               ------

         The Loan  Committee of the Board of Directors of the Bank  concentrates its efforts and resources, and that of its senior management and lending officers, on loan review and underwriting procedures. Internal controls include ongoing reviews of loans made to monitor documentation and ensure the existence and valuations of collateral. In addition, management of the Bank has established a review process with the objective of quickly identifying, evaluating, and initiating necessary corrective action for marginal loans. The goal of the loan review process is to address classified and non-performing loans as early as possible. Management maintains a cautious outlook in anticipating the potential effects of uncertain economic conditions (both locally and nationally) and the possibility of more stringent regulatory standards.
See "Investment Considerations and Risk Factors-Supervision and Regulation."

Classification of Assets
------------------------

         Generally, interest on loans is accrued and credited to income based upon the principal balance outstanding. It is management's policy to discontinue the accrual of interest income and classify a loan as non-accrual when principal or interest is past due 90 days or more and the loan is not adequately collateralized, or when in the opinion of management, principal or interest is not likely to be paid in accordance with the terms of the obligation. Consumer installment loans will be charged-off after 90 days of delinquency unless adequately collateralized and in the process of collection. Loans will not be returned to accrual status until principal and interest payments are brought current and future payments appear reasonably certain. Interest accrued and unpaid at the time a loan is placed on nonaccrual status is charged against interest income. Subsequent payments received are applied to the outstanding principal balance.

         Real estate acquired by the Bank as a result of foreclosure or by deed in lieu of foreclosure is classified as foreclosed real estate. At December 31, 1997, the Bank had no foreclosed real estate. Foreclosed real estate is recorded at the lower of cost or fair value less estimated selling costs, and the estimated loss, if any, is charged to the allowance for loan losses at the time it is transferred. Further allowances for losses are recorded at the time management believes additional deterioration in value has occurred.

         The following table sets forth certain information on nonaccrual loans and foreclosed real estate, the ratio of such loans and foreclosed real estate to total assets as of the dates indicated, and certain other related information.

                                                           At December 31,
                                                           ---------------
                                                            1997    1996
                                                            ----    ----
                                                       (Dollars in thousands)

Nonaccrual loans:
     Residential mortgage loans                              --       --
     Commercial loans                                        --       --
     Consumer and other loans                                --       --
                                                            ----   -------

         Total non-accrual loans                             --       --
                                                            ====   =======

         Total nonperforming loans                           --       --
                                                            ====   =======
Total nonperforming loans to
            total loans                                      ---%    ---%

         Total nonperforming loans to
            total assets                                     --       --
                                                            ----   -------

Foreclosed real estate:

   Real estate acquired by foreclosure or
     deed in lieu of foreclosure                            $--    $   185
                                                            ----   -------

         Total nonperforming loans and
            foreclosed real estate                          $--    $   185
                                                            ====   =======

         Total nonperforming loans and
            foreclosed real estate to total assets           --        .17%
                                                            ====   =======

Loan Impairment and Losses
--------------------------

         The Company follows Statements of Financial Accounting Standards No. 114 and 118 ("SFAS 114 and 118"). These Statements address the accounting by creditors for impairment of certain loans. The Statements generally require the Company to identify loans for which the Company probably will not receive full repayment of principal and interest, as impaired loans. The Statements require that impaired loans be valued at the present value of expected future cash flows, discounted at the loan's effective interest rate, or at the observable market price of the loan, or the fair value of the underlying collateral if the loan is collateral dependent. The Company has implemented the Statements by modifying its monthly review of the adequacy of the allowance for loan losses to also identify and value impaired loans in accordance with guidance in the Statements. The adoption of the Statements did not have any material effect on the results of operations for the years ended December 31, 1997 and 1996.

         Management considers a variety of factors in determining whether a loan is impaired, including (i) any notice from the borrower that the borrower will be unable to repay all principal and interest amounts contractually due under the loan agreement, (ii) any delinquency in the principal and interest payments other than minimum delays or shortfalls in payments, and (iii) other information known by management which would indicate that full repayment of the principal and interest is not probable. In evaluating loans for impairment, management generally considers delinquencies of 60 days or less to be minimum delays, and accordingly does not consider such delinquent loans to be impaired in the absence of other indications of impairment.

         Management evaluates smaller balance, homogeneous loans for impairment and adequacy of allowance for loan losses collectively, and evaluates other loans for impairment individually, on a loan-by-loan basis. The Company evaluates the consumer loan portfolio which are smaller homogeneous loans for impairment on an aggregate basis, and utilizes its own historical charge-off experience, as well as the charge-off experience of its peer group and industry statistics to evaluate the adequacy of the allowance for loan losses. For all commercial, commercial real estate and residential mortgage loans, the Company evaluates loans for impairment on a loan-by-loan basis.

         The Company evaluates all nonaccrual loans as well as any accruing loans exhibiting collateral or other credit deficiencies for impairment. With respect to impaired, collateral-dependent loans, any portion of the recorded investment in the loan that exceeds the fair value of the collateral is charged off.

         For impairment recognized in accordance with SFAS 114 and 118, the entire change in the present value of expected cash flows, or the entire change in estimated fair value of collateral for collateral dependent loans is reported as a provision for loan losses in the same manner in which impairment initially was recognized or as a reduction in the amount of the provision that otherwise would be reported.

         The Company had no impaired loans at December 31, 1997 or 1996. The average recorded investment in impaired loans during 1996 was$31,000. There were no impaired loans identified during 1997. No interest income on impaired loans was recognized in 1996.

         Loans are reported at the principal amount outstanding net of the allowance for loan losses and unamortized premiums, discounts and deferred loan origination fees and costs.

         The allowance for loan losses is established through a provision for loan losses charged to operations. Loans are charged against the allowance for loan losses when management believes that the collectability of the principal is unlikely. Subsequent recoveries are added to the allowance. The allowance is an amount that management believes will be adequate to absorb possible losses inherent in existing loans and loan commitments, based on evaluations of collectability and prior loss experience. Management evaluates the adequacy of the allowance monthly, or more frequently if considered necessary. The evaluation takes into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, loan concentrations, specific problem loans and commitments, and current and anticipated economic conditions that may affect the borrower's ability to repay.

         Management continues to actively monitor the Bank's asset quality and to charge-off loans against the allowance for loan losses when appropriate or to provide specific loss allowances when necessary. Although management believes it uses the best information available to make determinations with respect to the allowance for loan losses, future adjustments may be necessary if economic conditions differ from the economic conditions in the assumptions used in making the initial determinations. The Bank's allowance at December 31, 1996 was $811,000, and the Bank increased its allowance for loan losses to $1,173,000 as of December 31, 1997, consistent with the increase in the loan portfolio, reflecting management's intent to maintain reserves at a level management believes to be adequate. See "Investment Considerations and Risk Factors--Adequacy of Allowance for Loan Losses."

         The following table sets forth information with respect to activity in the Bank's allowance for loan losses during the periods indicated:

                                   Year Ended   Year Ended
                                  December 31, December 31,
                                      1997          1996
                                      ----          ----
                                    (Dollars in thousands)

Average loans outstanding, net       $ 68,711   $ 49,266
                                     --------   --------

Allowance at beginning of year            811        593
                                     --------   --------
Charge-offs:
   Real estate loans                     --           62
   Commercial loans                      --         --
   Consumer loans                        --            3
                                     --------   --------

         Total loans charged-off         --           65
                                     --------   --------

Recoveries                                 10         33
                                     --------   --------

   Net recoveries (charge-offs)            10        (32)
                                     --------   --------

Provision for loan losses charged
   to operating expenses                  352        250
                                     --------   --------

Allowance at end of year             $  1,173   $    811
                                     ========   ========

Ratio of net charge-offs to
   average loans outstanding             --         .001
                                     ========   ========

Ratio of allowance for loan losses
   to period-end total loans             .015       .013
                                     ========   ========

Ratio of allowance for loan losses
   to nonperforming loans                --         --
                                     ========   ========

Period end total loans               $ 77,226   $ 60,653
                                     ========   ========

         The following table presents information regarding the Company's total allowance for losses as well as the allocation of such amounts to the various categories of loans:

                                At December 31, 1997     At December 31, 1996
                                --------------------     --------------------
                                           Loans to                   Loans to
                                Amount    Total Loans    Amount      Total Loans
                                ------    -----------    ------      -----------

                                           (Dollars in thousands)

Commercial loans                $   50         4.3%     $   82          5.8%
Commercial real estate loans     1,071        91.3         677         89.4
Residential real estate loans       48         4.1          50          4.6
Consumer loans and other             4          .3           2           .2
                                ------       -----      ------        -----

   Total allowance for
     loan losses                $1,173       100%       $  811        100.0%
                                ======     =====        ======        =====


         The allowance for loan losses represented 1.5% of the total loans outstanding at December 31, 1997, compared with 1.3% at December 31, 1996.

Securities


         The following table sets forth the carrying value of the Bank's securities portfolio as of the dates indicated:

                                At December 31,
                                ---------------
                                1997       1996
                                ----       ----
                                (in thousands)

Securities held to maturity:
  U.S. Treasury securities     $ 4,027   $ 1,499

Other U.S. Government and
  agency securities             54,794    33,008
                               -------   -------

                               $58,821   $34,507
                               =======   =======

    The  following   table  sets  forth,  by  maturity   distribution,   certain
information pertaining to the securities held-to maturity portfolio as follows:

                                      One Year            After One Year        After Five Years
                                       Or Less             to Five Years          to Ten Years               Total
                                 -------------------    ------------------     ------------------    -------------------
                                 Carrying    Average    Carrying   Average     Carrying   Average    Carrying    Average
                                  Value       Yield      Value      Yield       Value      Yield      Value       Yield
                                  -----       -----      -----      -----       -----      -----      -----       -----
                                                                (Dollars in Thousands)

December 31, 1997:
      U.S. Treasury Securities   $ 1,996      6.10     $ 2,031      6.03%       $----       ---%    $  4,027       6.06%
      Other U.S. Government
         agency securities        11,173      6.08      30,859      6.23         12,762    6.46       54,794       6.28
                                  ------      ----      ------      ----         ------    ----       ------       ----
               Total             $13,169      6.08%    $32,890      6.21%       $12,762    6.46%    $ 58,821       6.24%
                                 =======      ====     =======      ====        =======    ====     ========       ====


December 31, 1996:

      U.S. Treasury Securities   $   500      6.04%    $   999      6.17%       $-----     ----%    $  1,499       6.12%
      Other U.S. Government
         agency securities         8,142      5.97      22,856      6.16          2,010    6.33       33,008       6.12
                                   -----      ----      ------      ----          -----    ----       ------       ----
               Total             $ 8,642      5.97     $23,855      6.16%       $ 2,010    6.33%    $ 34,507       6.12%
                                 =======      ====     =======      ====        =======    ====     ========       ====


Deposit Activities

      Deposits are the major source of the Bank's funds for lending and other investment purposes. Deposits are attracted principally from within the Bank's primary market area through the offering of a broad variety of deposit instruments including checking accounts, money market accounts, regular savings accounts, term certificate accounts (including "jumbo" certificates in denominations of $100,000 or more) and retirement savings plans.

      Maturity terms, service fees and withdrawal penalties are established by the Bank on a periodic basis. The determination of rates and terms is predicated on funds acquisition and liquidity requirements, rates paid by competitors, growth goals and federal regulations.

      Regulations promulgated by the FDIC pursuant to the Federal Deposit Insurance Company Improvement Act of 1991 ("1991 Banking Law") place limitations on the ability of certain insured depository institutions to accept, renew, or rollover deposits by offering rates of interest which are significantly higher than the prevailing rates of interest on deposits offered by other insured depository institutions having the same type of charter in such depository institution's normal market area. Under these regulations, "well capitalized" depository institutions may accept, renew, or roll such deposits over without restriction, "adequately capitalized" depository institutions may accept, renew or roll such deposits over with a waiver from the FDIC (subject to certain restrictions on payments of rates), and "undercapitalized" depository institutions may not accept, renew or roll such deposits over. The regulations contemplate that the definitions of "well capitalized," "adequately capitalized" and "undercapitalized" will be the same as the definitions adopted by the agencies to implement the corrective action provisions of the 1991 Banking Law." See "Supervision and Regulation--Impact of the 1991 Banking Law." At December
31, 1997, the Bank met the definition of a "well capitalized" depository institution.

      The  following  table  shows  the   distribution  of,  and  certain  other
information relating to, the Bank's deposit accounts by type:

                                          At December 31, 1997                             At December 31, 1996
                                      -----------------------------                     -------------------------
                                                               % of                                          % of
                                      Amount               Deposits                     Amount            Deposits
                                      ------               --------                     ------            --------
                                                           (Dollars in thousands)

Demand deposits                      $3,490                  2.7%                         $2,401             2.6%
NOW deposits                          4,290                  3.3                           4,536             4.9
Money market deposits                17,180                 13.1                           7,507             8.0
Savings deposits                     12,829                  9.7                           4,742             5.0
                                     ------                -----                           -----             ---
        Subtotal                     37,789                 28.8                          19,186            20.5
                                     ------                 ----                          ------            ----

Certificate of deposits:
   4.00%-4.99%                           30                ---                             1,682             1.8
   5.00%-5.99%                       69,855                 53.3                          53,507            57.3
   6.00%-6.99%                       16,882                 12.9                          13,307            14.2
   7.00%-7.99%                        6,611                  5.0                           5,765             6.2
                                    -------                -----                          ------            ----

Total certificates
   of deposit (1)                    93,378                 71.2                          74,261            79.5
                                     ------                 ----                          ------            ----

Total deposit                      $131,167                100.00%                       $93,447           100.0%
                                   ========                =======                       =======           ======
-------------------------

(1) Includes individual retirement accounts ("IRAs") totaling $7,136,000 and $5,569,000 at December 31, 1997 and 1996 respectively, all of which are in the form of certificates of deposit.

        The following table shows the average amount of and the average rate paid on each of the following deposit account categories during the periods indicated:

                                                  Year Ended                                          Year Ended
                                                 December 31,                                        December 31,
                                                 ------------                                        ------------
                                                     1997                                                1996
                                          Average             Average                         Average           Average
                                          Balance             Yield                           Balance           Yield
                                          -------             -----                           -------           -----
                                                                     (Dollars in thousands)

Money market
        & NOW                           $18,087               4.51%                            $8,432           3.68%
Savings deposit                           9,128               4.89                              1,470           4.22
Certificates of deposit                  81,167               5.71                             59,437           5.67
                                         ------               ----                             ------           ----

        Total deposits                 $108,382               5.44%                           $69,339           5.40%
                                       ========               =====                           =======           =====


        The Bank does not have a concentration of deposits from any one source, the loss of which would have a material adverse effect on the business of either the Bank or the Company. Management believes that substantially all of the Bank's depositors are residents in its primary market area. The Bank currently does not accept brokered deposits.

        The following tables presents by various interest rate categories the amounts of certificates of deposit at December 31, 1997 and 1996 which mature during the periods indicated:


                                                                     Year Ending December 31,
                                        -------------------------------------------------------------------------------------
                                              1998         1999         2000         2001     2002 & thereafter         Total
                                              ----         ----         ----         ----     -----------------         -----
                                                                     (dollars in thousands)

  December 31, 1997:
     4.00%-4.99%                         $     30          ----         ----          ----            ----                30
     5.00%-5.99%                           46,513        13,955        4,149         1,873           3,365            69,855
     6.00%-6.99%                              349           791          656         7,389           7,697            16,882
     7.00%-7.99%                               62         1,808        4,641           100           ----              6,611
                                         --------         -----        -----        ------         -------            ------

Total certificates of deposit             $46,954        16,554        9,446         9,362          11,062            93,378
                                          =======        ======        =====         =====          ======            ======


                                                               Year Ending December 31,
                                        -----------------------------------------------------------------------------
                                           1997            1998       1999      2000            2001       Total
                                           ----            ----       ----      ----            ----       -----

                                                               (dollars in thousands)

  December 31, 1996:
     4.00%-4.99%                        $ 1,636              46        ---       ---             ---        1,682
     5.00%-5.99%                         36,664          10,477        620     3,741           2,005       53,507
     6.00%-6.99%                          4,545             404        803       465           7,090       13,307
     7.00%-7.99%                          ---                62      1,831     3,631             241        5,765
                                        -------         -------      -----     -----          ------       ------


Total certificates of deposit           $42,845          10,989      3,254     7,837           9,336       74,261
                                        =======          ======      =====     =====           =====       ======

Jumbo certificates ($100,000 and over) mature as follows:

                                                                At December 31,                At December 31,
                                                                ---------------                ---------------
                                                                      1997                          1996
                                                                      ----                          ----
                                                                                  (in thousands)

Due three months or less                                            $1,554                            $733
Due over three months to six months                                  1,149                           2,136
Due over six months to one year                                      1,787                           2,566
Due over one year                                                    5,016                           1,826
                                                                    ------                           -----

                                                                    $9,506                          $7,261
                                                                    ======                          ======


The following table sets forth the net deposit flows of the Bank during the periods indicated:

                                                     Year Ended                           Year Ended
                                                     ----------                           ----------
                                                  December 31, 1997                   December 31, 1996
                                                                         (in thousands)
Net increase (decrease) before
   interest credited                                    $32,164                            $31,168
Net interest credited                                     5,556                            $ 3,678
                                                         ------                            -------

        Net deposit increase                            $37,720                            34,846
                                                        =======                            ======


Liquidity and Capital Resources
-------------------------------

        The Company's principal sources of funds are those generated by the Bank. The Bank's principal sources of funds are deposits, principal and interest payments on loans, maturities and interest on securities, and capital contributions from the Company. The Company's cash flow is affected by its operations, investing activities, and financing activities. Net cash provided from operations primarily results from net earnings adjusted for noncash accounting entries.

        The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance- sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

        Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 1997, that the Bank meets all capital adequacy requirements to which it is subject.

        As of December 31, 1997, the most recent notification from the State and Federal regulators categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the Bank's category.

                                                                                                            To be Well
                                                                                                         Capitalized under
                                                                                For Capital              Prompt Corrective
                                              Actual                         Adequacy Purposes:           Action Provisions:
                                              ------                         ------------------           ------------------
                                        Amount          Ratio             Amount            Ratio        Amount       Ratio
                                        ------          -----             ------            -----        ------       -----

                                                                          (dollars in thousands)
As of December 31, 1997:
        Total capital
        (to Risk Weighted Assets)        $9,420         10.53%             $7,157           8.00%         $8,948        10.00%
        Tier I Capital
        (to Risk Weighted Assets)         9,125         10.20%              3,578           4.00           5,367         6.00%
        Tier I Capital
        (to Average Assets)               9,125          6.85%              5,328           4.00           6,660         5.00%

As of December 31, 1996:
        Total capital
        (to Risk Weighted Assets)        $8,051         11.90%             $5,412           8.00%         $6,765        10.0%
        Tier I Capital
        (to Risk Weighted Assets)         7,240         10.70%              2,706           4.00%          4,059         6.0%
        Tier I Capital
        (to Average Assets)               7,240          7.48%              3,871           4.00%          4,839         5.0%



        The Company continues to explore a variety of alternatives related to the expansion of its business, including both branch expansions in and near the Bank's existing markets, as well as the acquisition or de novo chartering of an additional bank outside the Bank's existing market. While management believes that its current capital is adequate to finance any expansion opportunities it may pursue in the near term, the Company will consider activities designed to raise additional capital. In that regard, management believes that additional capital is the key to any expansion program and, to this end, it will continually assess the need for capital, both at the Bank and the Company levels. If it is determined that additional capital is necessary to support the operations of the Company or the Bank or to support any expansion or acquisition activities, transactions to obtain additional funds will be considered by the Company. In 1997, the Company completed the 1997 Offering, resulting in gross proceeds of $7,475,000.

Future Accounting Matters
-------------------------

        Financial Accounting Standards 130 - Reporting Comprehensive Income establishes standards for reporting comprehensive income. The Standard defines comprehensive income as the change in equity of an enterprise except those resulting from stockholder transactions. All components of comprehensive income are required to be reported in a new financial statement that is displayed with equal prominence as existing financial statements. The Company will be required to adopt this Standard effective January 1, 1998. As the Statement addresses reporting and presentation issues only, there will be no impact on operating results from the adoption of this Standard.

        Financial Accounting Standards 131 - Disclosures about Segments of an Enterprise and Related Information establishes standards for related disclosures about products and services, geographic areas, and major customers. The Company will be required to adopt this Standard effective January 1, 1998. As the Standard addresses reporting and disclosure issues only, there will be no impact on operating results from adoption of this Standard.

Impact of Inflation and Changing Prices
---------------------------------------

        The financial statements and related financial data concerning the Company presented herein have been prepared in accordance with generally accepted accounting principles, which require the measurement of financial position and operating results in terms of historical dollars without considering changes in the relative purchasing power of money over time due to inflation. The primary impact of inflation on the operations of the Company is reflected in increased operating costs. Unlike most industrial companies, virtually all of the assets and liabilities of a financial institution are monetary in nature. As a result, changes in interest rates have a more significant impact on the performance of a financial institution than do the effects of changes in the general rate of inflation and changes in prices. Interest rates do not necessarily move in the same direction or in the same magnitude as the prices of goods and services.

Market Risk
-----------

        Market risk is the risk of loss from adverse changes in market prices and rates. The Company's market risk arises primarily from interest rate risk inherent in its lending and deposit taking activities. To that end, management actively monitors and manages its interest rate risk exposure. The measurement of market risk associated with financial instruments is meaningful only when all related and offsetting on- and off-balance-sheet transactions are aggregated, and the resulting net positions are identified. Disclosures about the fair value of financial instruments, which reflect changes in market prices and rates, can be found in Note 7 of Notes to Consolidated Financial Statements.

        The Company's primary objective in managing interest-rate risk is to minimize the adverse impact of changes in interest rates on the Bank's net interest income and capital, while adjusting the Company's asset-liability structure to obtain the maximum yield-cost spread on that structure. The Company relies primarily on its asset-liability structure to control interest rate risk. However, a sudden and substantial increase in interest rates may adversely impact the Company's earnings, to the extent that the interest rates borne by assets and liabilities do not change at the same speed, to the same extent, or on the same basis. The Company does not engage in trading activities.

Year 2000 Compliance
--------------------

        The Bank has an ongoing program designed to ensure that its operational and financial systems will continue to function properly on and after the year 2000, free of software failures due to processing errors arising from calculations using the year 2000 date. The Bank does not expect to incur any significant expenditures over the next three years on its program to redevelop, replace, or repair its computer applications to make them "year 2000 compliant." While the Bank believes it is doing everything technologically possible to assure year 2000 compliance, it is to some extent dependent upon vendor cooperation. The Bank is requiring its computer system and software vendors to represent that the products provided are, or will be, year 2000 compliant, and has planned a program of testing for compliance. It is recognized that any year 2000 compliance failures could result in additional expense to the Bank.

Item 7.  Financial Statements

        The following financial statements are included herein:

Intervest Bancshares Corporation and Subsidiary
-----------------------------------------------

Independent Auditors' Report - page 34

Consolidated Balance Sheets as of December 31, 1997 and 1996 - page 35

Consolidated Statements of Earnings for the Years Ended December 31, 1997 and 1996 - page 36

Consolidated Statements of Stockholders' Equity for the Years Ended December 31, 1997 and 1996 - page 37

Consolidated Statements of Cash Flows for the Years Ended December 31, 1997 and 1996 - page 38

Notes to  Consolidated Financial Statements - pages 39-57

     All schedules are omitted because of the absence of conditions under which they are required or because the required information is included in the Financial Statements and related Notes.

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

        None.

                                    PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

        a. Directors. The information required by this item is contained in the section entitled "Election of Directors" in the Company's Proxy Statement for its 1998 Annual Meeting (the "Proxy Statement") and is incorporated herein by reference.

        b. Executive Officer. All of the executive officers of the Company also serve as directors and the information required by this item is incorporated by reference from the section of the Proxy Statement entitled "Election of Directors."

        c. Compliance with Section 16(a). Information contained in the section of the Proxy Statement entitled "Section 16(a) Beneficial Ownership Reporting Compliance" is incorporated herein by reference.

Item 10.  Executive Compensation

        The   information   contained   in  the  section   entitled   "Executive
Compensation" of the Proxy Statement is incorporated herein by reference.

Item 11.  Security Ownership of Certain Beneficial Owners and Management

        The information contained in the section entitled "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference.

Item 12.  Certain Relationships and Related Transactions

        The information contained in the section entitled "Certain Relationships and Related Transactions" in the Proxy Statement is incorporated herein by reference.

Item 13.  Exhibits, Lists and Reports on Form 8-K

(a)     The following exhibits are incorporated by reference herein:

Exhibit Number                                            Description of Exhibit
--------------                                            ----------------------

3.1                                     Restated Certificate of Incorporation of the Company, incorporated by reference from Amendment No. 1 to the Company's Registration
                                        Statement on Form SB-2 (No. 333-33419), filed with the
                                        Commission on September 22, 1997 (the "Registration Statement"),
                                        wherein such document is identified as Exhibit 3.1.

3.2                                     Bylaws of the Company, incorporated by reference from the
                                        Registration Statement, wherein such document is identified as
                                        Exhibit 3.2.

4.1                                     Form of Certificate for Shares of Class A Common Stock,
                                        incorporated by reference from the Company's Pre-Effective
                                        Amendment No. 1 to Registration Statement on Form SB-2 (No.
                                        33-82246), filed with the Commission on September 15, 1994.

                                       58




4.2                                     Form of Certificate for Shares of Class B Common Stock,
                                        incorporated by reference from Pre-Effective Amendment No. 1 to
                                        Registration Statement on Form SB-2 (No. 33-82246), filed with the
                                        Commission on September 15, 1994.

4.3                                     Form of Warrant issued to Mr. Jerome Dansker, incorporated by reference from the Company's Report on Form 10-K for the year ended December 31, 1995, wherein such document is identified as
                                        Exhibit 4.2.

4.4                                     Form of Warrant for Class A Common Stock, incorporated by
                                        reference from the Registration Statement, wherein such document is identified as Exhibit 4.3.

4.5                                     Form of Warrant Agreement between the Company and the Bank of New York, incorporated by reference from the Registration
                                        Statement, wherein such document is identified as Exhibit 4.4.


(b) No reports on Form 8-K were filed during the last quarter of the period covered by this report.

                                   SIGNATURES

        PURSUANT to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 24th day of March, 1998.

                                        INTERVEST BANCSHARES CORPORATION
                                             (Registrant)


                                  By:/S/Lowell S. Dansker, President
                                    --------------------------------
                                        Lowell S. Dansker, President

         Pursuant to the requirements of the Securities Exchange Act of 1934, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                                          Title                                              Date
                                          -----                                              ----

/S/Lawrence G. Bergman                           Vice President                              3/24/98
---------------------------
Lawrence G. Bergman                              Secretary and Director

/S/Michael A. Callen                             Director                                    3/25/98
---------------------------
Michael A. Callen

/S/Jerome Dansker                                Chairman of the Board,                      3/24/98
---------------------------
Jerome Dansker                                   Executive Vice President, Director

/S/Lowell S. Dansker                             President, Treasurer and                    3/24/98
---------------------------
Lowell S. Dansker                                Director (Principal Executive),
                                                 Financial and Accounting Officer)

/S/Milton F. Gidge                               Director                                    3/25/98
---------------------------
Milton F. Gidge

/S/William F. Holly                              Director                                    3/23/98
---------------------------
William F. Holly

/S/Edward J. Merz                                Director                                    3/25/98
---------------------------
Edward J. Merz

/S/David J. Willmott                             Director                                    3/25/98
---------------------------
David J. Willmott

/S/WESLEY T. WOOD                                Director                                    3/25/98
---------------------------
Wesley T. Wood



                                                                 60

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY
                               New York, New York


                    Audited Consolidated Financial Statements

                         December 31, 1997 and 1996 and
                            for the Years then Ended


                  (Together with Independent Auditors' Report)

                          Independent Auditors' Report



Board of Directors and Stockholders
Intervest Bancshares Corporation
New York, New York:

We have audited the accompanying consolidated balance sheets of Intervest Bancshares Corporation and Subsidiary (the "Company") at December 31, 1997 and 1996 and the related consolidated statements of earnings, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 1997 and 1996 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.





HACKER, JOHNSON, COHEN & GRIEB PA
Tampa, Florida
January 23, 1998

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

                           Consolidated Balance Sheets
                   ($ in thousands, except per share amounts)

                                                                                                 December 31,
                                                                                           -----------------------
   Assets                                                                                  1997               1996
                                                                                           ----               ----

Cash and due from banks..........................................................      $    1,738               2,318
Federal funds sold...............................................................             162               3,452
Short-term investments...........................................................           7,276                 550
                                                                                        ---------            --------

       Total cash and cash equivalents...........................................           9,176               6,320

Interest-bearing deposits with banks.............................................              99                  99
Securities held to maturity......................................................          58,821              34,507
Loans receivable, net of allowance for loan losses of $1,173
   in 1997 and $811 in 1996......................................................          75,652              59,499
Accrued interest receivable......................................................           1,327                 842
Premises and equipment, net......................................................           4,877               2,940
Restricted securities, Federal Reserve Bank stock, at cost ......................             233                 203
Foreclosed real estate...........................................................           -                     185
Deferred income tax asset........................................................             485                 526
Other assets      ...............................................................              85                  75
                                                                                       ----------           ---------

                                                                                        $ 150,755             105,196
                                                                                          =======             =======

   Liabilities and Stockholders' Equity

Liabilities:
   Demand deposits...............................................................           3,490               2,401
   Savings and NOW deposits......................................................          17,119               9,278
   Money-market deposits.........................................................          17,180               7,507
   Time deposits.................................................................          93,378              74,261
                                                                                         --------             -------

       Total deposits............................................................         131,167              93,447

   Other liabilities.............................................................           1,947               1,676
                                                                                         --------            --------

       Total liabilities.........................................................         133,114              95,123
                                                                                          -------             -------

Minority interest................................................................              21                 326
                                                                                       ----------           ---------

Commitments (Notes 4 and 7)

Stockholders' Equity:
   Preferred stock, 300,000 shares authorized, issued none.......................           -                   -
   Class A common stock - $1 par value, 7,500,000 shares
     authorized; 2,124,415 and 900,000 shares issued
     and outstanding in 1997 and 1996............................................           2,124                 900
   Class B common stock - $1 par value, 700,000 shares
     authorized; 300,000 and 200,000 shares issued
     and outstanding in 1997 and 1996............................................             300                 200
   Additional paid-in capital....................................................          13,360               7,655
   Retained earnings.............................................................           1,836                 992
                                                                                         --------           ---------

       Total stockholders' equity................................................          17,620               9,747
                                                                                          -------            --------

                                                                                        $ 150,755             105,196
                                                                                          =======             =======

See Accompanying Notes to Consolidated Financial Statements.

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

                       Consolidated Statements of Earnings
                    ($ in thousands except per share amounts)

                                                                                          Year Ended December 31,
                                                                                          -----------------------
                                                                                         1997                 1996
                                                                                         ----                 ----
Interest income:
   Loans receivable..............................................................    $      6,415               4,624
   Securities held to maturity...................................................           2,632               1,514
   Other interest earning assets.................................................             300                 243
                                                                                      -----------         -----------

       Total interest income.....................................................           9,347               6,381

Interest expense on deposits.....................................................           5,894               3,745
                                                                                       ----------          ----------

       Net interest income.......................................................           3,453               2,636

Provision for loan losses........................................................             352                 250
                                                                                      -----------         -----------

       Net interest income after
         provision for loan losses...............................................           3,101               2,386
                                                                                       ----------          ----------

Noninterest income:
   Customer service charges......................................................             121                  89
   Other...       ...............................................................              15                  17
                                                                                     ------------         -----------

       Total noninterest income..................................................             136                 106
                                                                                      -----------         -----------

Noninterest expenses:
   Salaries and employee benefits................................................             907                 739
   Occupancy and equipment.......................................................             406                 342
   Advertising and promotion.....................................................              40                   9
   Professional fees.............................................................              48                  57
   State assessment..............................................................              26                  19
   Audit and accounting..........................................................              48                  27
   Data processing...............................................................              21                   9
   Deposit insurance premiums....................................................              12                   2
   General insurance.............................................................              31                  31
   Stationery, printing and supplies.............................................              83                  51
   Other          ...............................................................             282                 246
   Minority interest in subsidiary...............................................               2                  19
                                                                                     ------------        ------------

       Total noninterest expenses................................................           1,906               1,551
                                                                                       ----------          ----------

Earnings before income taxes.....................................................           1,331                 941

       Income taxes..............................................................             487                 383
                                                                                      -----------         -----------

Net earnings      ...............................................................   $         844                 558
                                                                                      ===========         ===========

Basic earnings per share.........................................................  $          .49                 .34
                                                                                     ============        ============

Diluted earnings per share.......................................................  $          .41                 .34
                                                                                     ============        ============

Weighted-average number of shares
   outstanding for basic earnings per share......................................       1,712,292           1,650,000
                                                                                        =========           =========

Weighted-average number of shares
   outstanding for diluted earnings per share....................................       2,072,459           1,650,000
                                                                                        =========           =========


See Accompanying Notes to Consolidated Financial Statements

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

                 Consolidated Statements of Stockholders' Equity
                                ($ in thousands)


                                   Shares of
                                    Class A        Class A      Class B       Additional                    Total
                                     Common        Common       Common        Paid-In      Retained   Stockholders'
                                     Stock         Stock         Stock         Capital      Earnings       Equity
                                     -----         -----         -----         -------      --------       ------

Balance at December 31,
   1995.........................    900,000          $ 900           200         7,655         434            9,189

Net earnings....................       -                -             -            -           558              558
                                ------------       -------          ----        ------       -----           ------

Balance at December 31,
   1996  .......................    900,000            900           200         7,655         992            9,747

Effect of 1.5 for 1 stock
   split .......................    450,000            450           100          (550)        -                -

Proceeds from 747,500 shares
   of stock issued, net of stock
   issuance cost of $755........    747,500            748            -          5,972         -              6,720

Net earnings....................      -                 -             -            -           844              844

Issuance of common stock
   in exchange for common
   stock of minority
   stockholders of
   subsidiary...................     26,915             26            -            283         -                309
                                  ---------         ------          ----       -------     -------          -------

Balance at December 31,
   1997 ........................  2,124,415        $ 2,124           300        13,360       1,836           17,620
                                  =========          =====           ===        ======       =====           ======





See Accompanying Notes to Consolidated Financial Statements



                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

                      Consolidated Statements of Cash Flows
                                 (In thousands)

                                                                                                     Year Ended
                                                                                                    December 31,
                                                                                                    ------------
                                                                                                 1997          1996
                                                                                                 ----          ----

Cash flows from operating activities:
     Net earnings.......................................................................        $   844           558
     Adjustments to reconcile net earnings to
         net cash provided by operating activities:
            Depreciation................................................................            260           176
            Provision for deferred income taxes.........................................             41            67
            (Increase) decrease in other assets.........................................            (10)           35
            Increase in other liabilities...............................................            275           850
            Increase in accrued interest receivable.....................................           (485)         (199)
            Net amortization of fees, premiums and discounts............................             19           271
            Provision for loan losses...................................................            352           250
                                                                                                -------       -------

                 Net cash provided by operating activities..............................          1,296         2,008
                                                                                                 ------        ------

Cash flows from investing activities:
     Purchase of securities held to maturity............................................        (44,450)      (30,025)
     Maturities of securities held to maturity..........................................         20,175        15,050
     Net purchases of premises and equipment............................................         (2,197)         (667)
     Net increase in loans..............................................................        (16,563)      (23,642)
     Proceeds from sale of foreclosed real estate.......................................            185           -
     Purchase of Federal Reserve Bank stock.............................................            (30)          -
     Maturity of interest-bearing deposits..............................................           -              199
                                                                                              ---------       -------

                 Net cash used in investing activities..................................        (42,880)      (39,085)
                                                                                                 ------        ------

Cash flows from financing activities:
     Net increase in demand, savings, NOW and
         money market deposits..........................................................         18,603         9,639
     Net increase in time deposits......................................................         19,117        25,207
     Proceeds from issuance of common stock, net of stock issuance costs................          6,720           -
                                                                                                -------     -------

                 Net cash provided by financing activities..............................         44,440        34,846
                                                                                                 ------        ------

                 Net increase (decrease) in cash and cash equivalents...................          2,856        (2,231)

Cash and cash equivalents at beginning of year..........................................          6,320         8,551
                                                                                                 ------        ------

Cash and cash equivalents at end of year................................................       $  9,176         6,320
                                                                                                 ======        ======

Supplemental disclosure of cash flow information: Cash paid during the year for:
                 Interest...............................................................       $  5,832         3,678
                                                                                                 ======        ======

                 Income taxes...........................................................      $     700            17
                                                                                                =======       =======

            Noncash transactions:
                 Reclassification of loans to foreclosed real estate....................    $      -              185
                                                                                              =========       =======

                 Issuance of common stock in exchange of common
                     stock of minority stockholders of subsidiary.......................       $    309          -
                                                                                                 ======     ======






See Accompanying Notes to Consolidated Financial Statements.

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                 For the Years Ended December 31, 1997 and 1996


(1) Description of Business and Summary of Significant Accounting Policies General. Intervest Bancshares Corporation (the "Holding Company") was
         incorporated on February 5, 1993. The Holding Company owned 99.78% and 95.76% at December 31, 1997 and 1996, respectively, of the outstanding common stock of Intervest Bank (the "Bank") (collectively the "Company"). The Bank is a Florida state-chartered bank, is insured by the Federal Deposit Insurance Corporation and is a member of the Federal Reserve Bank. The Holding Company's primary business is the operation of the Bank. The Bank provides a wide range of banking services to small and middle-market businesses and individuals through its five banking offices located in Pinellas County, Florida.

         The principal executive offices of the Bank are located at 625 Court Street, Clearwater, Florida. In addition, the Bank has four branch offices, three in Clearwater, Florida located at (i) 2575 Ulmerton Road; (ii) 2175 Nursery Road; and (iii) 1875 Belcher Road and one in South Pasadena, Florida at 6750 Gulfport Boulevard.

     Basis of Presentation. The accompanying consolidated financial statements of the Company include the accounts of the Holding Company and the Bank. All significant intercompany accounts and transactions have been eliminated in consolidation.

         The accounting and reporting policies of the Company conform to generally accepted accounting principles and to general practices within the banking industry. The following summarizes the more significant of these policies and practices.

     Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Securities Held to Maturity. United States government treasury and agency securities for which the Company has the positive intent and ability to hold to maturity are reported at cost, adjusted for amortization of premiums and accretion of discounts which are recognized in interest income using the interest method over the period to maturity.

     Loans  Receivable.  Loans  receivable  that  management  has the intent and ability to hold for the foreseeable future or until maturity or pay-off are reported at their outstanding principal adjusted for any charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans.

         Loan  origination  fees  and  certain  direct   origination  costs  are
         capitalized and recognized as an adjustment of the yield of the related loan.

         The accrual of interest on impaired loans is discontinued when, in management's opinion, the borrower may be unable to meet payments as they become due. When interest accrual is discontinued, all unpaid accrued interest is reversed. Interest income is subsequently recognized only to the extent cash payments are received.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(1) Description of Business and Summary of Significant Accounting Policies, Continued
     Loans Receivable, Continued. The allowance for loan losses is increased by charges to income and decreased by charge-offs (net of recoveries). Management's periodic evaluation of the adequacy of the allowance is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of any underlying collateral, and current economic conditions.

     Foreclosed Real Estate. Real estate properties acquired through, or in lieu of, loan foreclosure are to be sold and are initially recorded at fair value at the date of foreclosure establishing a new cost basis. After foreclosure, valuations are periodically performed by management and the real estate is carried at the lower of carrying amount or fair value less cost to sell. Revenue and expenses from operations and changes in the valuation allowance are included in the consolidated statement of earnings.

     Income Taxes. Deferred tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

     Premises and Equipment.  Land is carried at cost.  Premises,  furniture and
         fixtures  and   equipment  are  carried  at  cost,   less   accumulated
         depreciation computed by the straight-line method.

     Stock-Based  Compensation.  Statement of Financial Accounting Standards No.
         123, "Accounting for Stock-Based Compensation" ("Statement 123") establishes a "fair value" based method of accounting for stock-based compensation plans and encourages all entities to adopt that method of accounting for all of their stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value based method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees" (Opinion 25). The Company has elected to follow Opinion 25 and related interpretations in accounting for its stock-based compensation which is in the form of stock warrants. Statement 123 requires the disclosure of proforma net earnings and earnings per share determined as if the Company accounted for its stock warrants under the fair value method of that Statement.

     Off-Balance-Sheet Financial Instruments. In the ordinary course of business the Company has entered into off-balance-sheet financial instruments consisting of commitment to extend credit, unused lines of credit and stand-by-letters of credit. Such financial instruments are recorded in the consolidated financial statements when they are funded or related fees are incurred or received.

     FairValues of Financial Instruments. The following methods and assumptions were used by the Company in estimating fair values of financial instruments:

         Cash and Cash Equivalents and Interest-Bearing Deposits with Banks. The carrying amounts of cash and interest-bearing deposits with banks approximate their fair value.

         Securities Held to Maturity. Fair values for securities held to maturity are based on quoted market prices.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(1) Description of Business and Summary of Significant Accounting Policies, Continued
     FairValues  of  Financial  Instruments,  Continued.  Federal  Reserve  Bank
         Stock. Book value for these securities approximates fair value.

         Loans Receivable. For variable-rate loans that reprice frequently and have no significant change in credit risk, fair values are based on carrying values. Fair values for fixed-rate mortgage (e.g. one-to-four family residential), commercial real estate and commercial loans are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality.

         Deposit Liabilities. The fair values disclosed for demand, NOW, money-market and savings deposits are, by definition, equal to the amount payable on demand at the reporting date (that is, their carrying amounts). Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on time deposits.

         Accrued Interest. The carrying amounts of accrued interest approximate their fair values.

         Off-Balance-Sheet Instruments. Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties' credit standing.

     Advertising.  The Company expenses all advertising as incurred.

     Earnings Per Share.  Earnings  per share  ("EPS") of common  stock has been computed on the basis of the weighted-average number of shares of common stock outstanding. Prior to the public stock offering in November, 1997, there was no public market for the Company's common stock. For purposes of calculating diluted EPS the $10 stock offering price is assumed to be the market price for the entire year ended
         December 31, 1997. For 1997, outstanding warrants are considered dilutive securities for purposes of calculating diluted EPS which is computed using the treasury stock method. Such warrants were not considered dilutive in 1996. The following table presents the calculations of EPS (See Note 16) ($ in thousands, except per share amounts).

                                                                               For the Year Ended December 31, 1997
                                                                               ------------------------------------
                                                                             Earnings       Shares          Per Share
                                                                            (Numerator)     (Denominator)      Amount
                                                                            -----------     -------------      ------
         Basic EPS:
            Net earnings available to common stockholders.............            $ 844         1,712,292       $ .49
                                                                                                                  ===

         Effect of dilutive securities-
            Incremental shares from assumed conversion
            of warrants    ...........................................                            360,167
                                                                                               ----------

         Diluted EPS:
            Net earnings available to common stockholders
              and assumed conversions.................................            $ 844         2,072,459       $ .41
                                                                                    ===         =========         ===

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(1) Description of Business and Summary of Significant Accounting Policies, Continued
     Earnings Per Share, Continued. Warrants to purchase 1,528,665 and 150,000 shares of Class A and Class B common stock at $6.67 per share were assumed to be exercised on January 1, 1997 and June 1, 1997, respectively. Warrants to purchase 989,083 shares of Class A common stock at $10.00 per share are not included in the computation of diluted EPS because the warrants' exercise price approximated the market price of the stock. None of the above warrants have been exercised as of December 31, 1997.

     Reclassifications. Certain amounts in the 1996 financial statements have been reclassified to conform to the 1997 presentation.

     Future  Accounting  Requirements.  Financial  Accounting  Standards  130  -
         Reporting Comprehensive Income establishes standards for reporting comprehensive income. The Standard defines comprehensive income as the change in equity of an enterprise except those resulting from stockholder transactions. All components of comprehensive income are required to be reported in a new financial statement that is displayed with equal prominence as existing financial statements. The Company will be required to adopt this Standard effective January 1, 1998. As the Statement addresses reporting and presentation issues only, there will be no impact on operating results from the adoption of this Standard.

         Financial Accounting Standards 131 - Disclosures about Segments of an Enterprise and Related Information establishes standards for related disclosures about products and services, geographic areas, and major customers. The Company will be required to adopt this Standard effective January 1, 1998. As the Standard addresses reporting and disclosure issues only, there will be no impact on operating results from adoption of this Standard.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(2)  Securities Held to Maturity
     Debtsecurities have been classified in the consolidated balance sheets according to management's intent. The carrying amount of securities and their approximate fair values are summarized as follows (in thousands):


                                                                         Gross              Gross
                                                      Amortized        Unrealized        Unrealized             Fair
                                                        Cost             Gains             Losses              Value
                                                        ----             -----             ------              -----
         December 31, 1997:
              U.S. Treasury securities.............  $   4,027             15                -                   4,042
              U.S. Government and
                  agency securities................     54,794             64                 64                54,794
                                                        ------             --                ---                ------

                  Total............................   $ 58,821             79                 64                58,836
                                                        ======             ==                ===                ======

         December 31, 1996:
              U.S. Treasury securities.............      1,499              7                 -                  1,506
              U.S. Government and
                  agency securities................     33,008             44                105                32,947
                                                        ------             --                ---                ------

                  Total............................   $ 34,507             51                105                34,453
                                                        ======             ==                ===                ======

    There were no sales of securities during the years ended December 31, 1997 or 1996.

    The scheduled maturities of securities held to maturity at December 31, 1997 are summarized as follows (in thousands):

                                                                                            Amortized        Fair
                                                                                             Cost            Value
                                                                                             ----            -----

              Due in one year or less...................................................    $ 13,169           13,186
              Due after one year through five years.....................................      32,890           32,896
              Due after five years through ten years....................................      12,762           12,754
                                                                                              ------           ------

                  Total    .............................................................    $ 58,821           58,836
                                                                                              ======           ======

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(3)  Loans Receivable
     The components of loans in the consolidated balance sheets are summarized as follows (in thousands):

                                                                                               At December 31,
                                                                                               ---------------
                                                                                          1997                1996
                                                                                          ----                ----

              Commercial loans........................................................   $  3,281              3,514
              Commercial real estate..................................................     70,533             54,198
              Residential real estate.................................................      3,150              2,784
              Consumer loans..........................................................        262                157
                                                                                         --------           --------

                                                                                           77,226             60,653

              Deferred loan fees......................................................       (401)              (343)
              Allowance for loan losses...............................................     (1,173)              (811)
                                                                                           ------             ------

                                                                                         $ 75,652             59,499
                                                                                           ======             ======

    An analysis of the change in the allowance for loan losses follows (in thousands):

                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                                      ------------
                                                                                                   1997         1996
                                                                                                   ----         ----

              Balance at beginning of year..............................................         $   811         593
                                                                                                   -----         ---

              Loans charged-off.........................................................             -           (65)
              Recoveries................................................................              10          33
                                                                                                  ------         ---

                  Net...................................................................              10         (32)
                                                                                                  ------         ---

              Provision for loan losses.................................................             352         250
                                                                                                   -----         ---

              Balance at end of year....................................................         $ 1,173         811
                                                                                                   =====         ===

    The Company had no impaired loans at December 31, 1997 or 1996. The average recorded investment in impaired loans during the year ended December 31, 1996 was $31,000. There were no impaired loans identified during 1997. No interest income was recognized on impaired loans during 1996.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(4) Premises and Equipment
    Premises and equipment is summarized as follows (in thousands):

                                                                                              At December 31,
                                                                                              ---------------
                                                                                          1997               1996
                                                                                          ----               ----

               Land.................................................................   $    915                729
               Bank buildings.......................................................      3,570              1,926
               Leasehold improvements...............................................        162                 61
               Furniture and fixtures and equipment.................................      1,203                565
                                                                                          -----              -----

                  Total, at cost....................................................      5,850              3,281

               Less accumulated depreciation and amortization.......................       (973)              (341)
                                                                                         ------              -----

                  Net book value....................................................    $ 4,877              2,940
                                                                                          =====              =====

   The Bank leases its Belcher Road office. The lease is accounted for as an operating lease and will expire on October 31, 2007. The lease agreement contains escalation clauses based upon the consumer price index and contains annual adjustments up to a maximum of 3% based upon the previous year's rental. Rental expense was $125,000 and $163,000 for the years ended December 31, 1997 and 1996, respectively. Approximate future minimum annual rental payments under this noncancellable lease at December 31, 1997 is as follows (in thousands):

                  Year Ending
                  December 31,
                  ------------

                      1998..........................................................................      $     94
                      1999..........................................................................            96
                      2000..........................................................................            99
                      2001..........................................................................           102
                      2002..........................................................................           106
                      Thereafter....................................................................           514
                                                                                                            ------

                      Total.........................................................................       $ 1,011
                                                                                                             =====


                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(4) Premises and Equipment, Continued
   The Company leases a portion of their office space in the branch office located on Ulmerton Road and beginning in September, 1997, office space at the new main office on Court Street, to other companies. Such leases begin to expire in 1998. Rental income during the years ended December 31, 1997 and 1996 totaled approximately $195,000 and $159,000, respectively. Approximate future minimum lease income under these leases at December 31, 1997 is as follows (in thousands):

             Year Ending
             December 31,

               1998.................................................................................     $     343
               1999.................................................................................           275
               2000.................................................................................           271
               2001.................................................................................           211
               2002.................................................................................           190
               Thereafter...........................................................................           792
                                                                                                            ------

               Total................................................................................       $ 2,082
                                                                                                             =====

   This table gives no effect to the future rental value of office space subsequent to lease expiration dates.

(5)  Deposits
   The aggregate amount of certificates of deposit with a minimum denomination of $100,000, was approximately $9,506,000 and $7,261,000 at December 31, 1997 and 1996, respectively.

   Scheduled maturities of certificates of deposit at December 31, 1997 are as follows (in thousands):


             Year Ending
             December 31,
             ------------

               1998.................................................................................      $ 46,954
               1999.................................................................................        16,554
               2000.................................................................................         9,446
               2001.................................................................................         9,362
               2002 and thereafter..................................................................        11,062
                                                                                                            ------

               Total................................................................................      $ 93,378
                                                                                                            ======

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(6) Other Borrowings
   The Company has agreements with correspondent banks whereby the Company may borrow up to $1,000,000 on an overnight basis under a repurchase agreement and up to $3,457,000 in federal funds. There were no borrowings under these agreements at December 31, 1997 or 1996.

(7) Financial Instruments
   The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments are commitments to extend credit and standby letters of credit and may involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the consolidated balance sheet. The contract amounts of these instruments reflect the extent of involvement the Company has in these financial instruments.

   The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments as it does for on-balance-sheet instruments.

   Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained if deemed necessary by the Company upon extension of credit is based on management's credit evaluation of the counterparty.

   Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(7)  Financial Instruments, Continued
   The estimated fair values of the Company's financial instruments were as follows (in thousands):

                                                                         At December 31, 1997    At December 31, 1996
                                                                         --------------------    --------------------
                                                                         Carrying      Fair       Carrying       Fair
                                                                           Amount      Value       Amount        Value
                                                                           ------      -----       ------        -----
         Financial assets:
              Cash and cash equivalents...............................  $   9,176       9,176        6,320      6,320
              Securities held to maturity.............................     58,821      58,836       34,507     34,453
              Loans receivable, net...................................     75,652      75,658       59,499     59,692
              Accrued interest receivable.............................      1,327       1,327          842        842
              Federal Reserve Bank stock..............................        233         233          203        203
              Interest-bearing deposits with bank.....................         99          99           99         99

         Financial liabilities-
              Deposit liabilities.....................................    131,167     131,491       93,447     93,713

    A summary of the notional amounts of the Company's financial instruments, which approximate fair value, with off balance sheet risk at December 31, 1997 follows (in thousands):



              Unfunded loan commitments at variable rates...............................         $ 2,950
                                                                                                   =====

              Available lines of credit.................................................         $   527
                                                                                                   =====

              Standby letters of credit.................................................         $   100
                                                                                                   =====

(8)  Credit Risk
    The Company grants a majority of its loans to borrowers throughout the State of Florida. Although the Company has a diversified loan portfolio, a significant portion of its borrowers' ability to honor their contracts is dependent upon the economy of the State of Florida. In addition, at December 31, 1997, the Company's loan portfolio contained a concentration of credit risk in retail shopping centers, apartment buildings and office buildings totaling $55,707,000.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(9) Income Taxes
    The provision for income taxes consisted of the following (in thousands):


         Year Ended December 31, 1997:                                         Current      Deferred            Total
         -----------------------------                                         -------      --------            -----

              Federal.......................................................     $ 377            35              412
              State.........................................................        69             6               75
                                                                                  ----           ---              ---

                  Total.....................................................     $ 446            41              487
                                                                                   ===            ==              ===

         Year Ended December 31, 1996:

              Federal.......................................................       244            63              307
              State.........................................................        72             4               76
                                                                                   ---           ---              ---

                  Total.....................................................     $ 316            67              383
                                                                                   ===            ==              ===

     The reasons for the differences between the statutory Federal income tax rate and the effective tax rate are summarized as follows:

                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                                      ------------
                                                                                                  1997           1996
                                                                                                  ----           ----

              Tax provision at statutory rate............................................          34.0%         34.0%
              Increase (decrease) in taxes resulting from:
                  State income taxes.....................................................           3.8           8.1
                  Other..................................................................          (1.2)         (1.4)
                                                                                                   ----          ----

              Income tax provision ......................................................          36.6%         40.7%
                                                                                                   ====          ====

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets relate to the following (in thousands):


                                                                                               At December 31,
                                                                                               ---------------
                                                                                           1997              1996
                                                                                           ----              ----
             Net deferred tax assets:
                 Allowance for loan losses.............................................     $ 298               185
                 Depreciation..........................................................       (19)              (20)
                 Deferred loan fees....................................................        13                19
                 Net operating loss carryforward.......................................       186               311
                 Other.................................................................         7                31
                                                                                            -----               ---

                     Net deferred tax assets...........................................     $ 485               526
                                                                                              ===               ===

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(9) Income Taxes, Continued
     At December 31, 1997, the Company has the following net operating loss carryforwards relating to the operations of the Bank for federal income tax purposes available to offset future federal taxable income (in thousands):

                                Expiration
                                ----------

                                2006.....................................................................     $ 194
                                2007.....................................................................       297
                                2008.....................................................................         3
                                                                                                               ----

                                                                                                              $ 494

    The net operating loss carryforwards are subject to an annual limitation of $332,000 due to the ownership change of the Bank when the Holding Company purchased its controlling ownership interest.

(10)  Related Parties
    The Bank has entered into loan transactions with certain of its directors and their related entities. The activity is as follows (in thousands):

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                                  ------------
                                                                                             1997             1996
                                                                                             ----             ----

              Balance at beginning of year............................................      $ 2,941             1,484
              Additions...............................................................          510             1,570
              Repayments..............................................................         (209)             (113)
                                                                                              -----            ------

              Balance at end of year..................................................      $ 3,242             2,941
                                                                                              =====             =====

    Thereare no loans to directors or officers of the Holding Company, Intervest Bancshares Corporation.

(11)  Employee Stock Option Plan of the Bank
    Priorto 1993,  an  officer of the Bank had been  granted  options to acquire
         11,000 shares of the Bank's common stock. These options were to expire on December 31, 2001, and were exercisable at $5 per share. All such options were exchanged for warrants of the Holding Company by the officer during 1997. In 1997 the option plan was terminated.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(12)  Profit Sharing Plan
    The Bank sponsors a profit sharing plan established in accordance with the provisions of Section 401(k) of the Internal Revenue Code. The profit sharing plan is available to all employees electing to participate after meeting certain length-of-service requirements. The Bank's contributions to the profit sharing plan are discretionary and are determined annually. Expense relating to the Bank's contributions to the profit sharing plan included in the accompanying consolidated financial statements was $21,377 and $12,181 for the years ended December 31, 1997 and 1996, respectively.

(13)  Common Stock Warrants of the Bank
    In 1995, Intervest Bancshares Corporation purchased 200,000 shares of the Bank's common stock at $5 per share and received warrants to purchase an additional 200,000 shares of common stock at $5 par value. In June, 1997, Intervest Bancshares Corporation exercised the warrants and purchased 200,000 shares of the Bank's common stock.

(14)  Stockholders' Equity
    The Bank, as a state-chartered bank, is limited in the amount of cash dividends that may be paid. The amount of cash dividends that may be paid is based on the Bank's net earnings of the current year combined with the Bank's retained net earnings of the preceding two years, as defined by state banking regulations. However, for any dividend declaration, the Bank must consider additional factors such as the amount of current period net earnings, liquidity, asset quality, capital adequacy and economic conditions. It is likely that these factors would further limit the amount of dividends which the Bank could declare. In addition, bank regulators have the authority to prohibit banks from paying dividends if they deem such payment to be an unsafe or unsound practice. The ability of the Holding Company to pay dividends could be affected by the amount of dividends the Bank is able to pay to the Holding Company.

(15)  Regulatory Matters
    The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgements by the regulators about components, risk weightings, and other factors.

    Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 1997, that the Bank meets all capital adequacy requirements to which it is subject.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(15)  Regulatory Matters, Continued
    As of December 31, 1997, the most recent notification from the State and Federal regulators categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum total risk- based, Tier I risk-based, and Tier I leverage ratios as set forth in the table.
         There are no conditions or events since that notification that management believes have changed the Bank's category. The Bank's actual capital amounts and ratios are also presented in the table (dollars in thousands).


                                                                                                       For Well
                                                                        For Capital                    Capitalized
                                                  Actual             Adequacy Purposes:                Purposes:
                                           -----------------        --------------------        ---------------------
                                           Amount      Ratio        Amount         Ratio        Amount          Ratio
                                           ------      -----        ------         -----        ------          -----

     As of December 31, 1997:
         Total capital (to Risk
         Weighted Assets)...............  $ 9,420       10.53%     $ 7,157          8.00%       $ 8,948         10.00%
         Tier I Capital (to Risk
         Weighted Assets)...............    9,125       10.20        3,578          4.00          5,367          6.00
         Tier I Capital
         (to Average Assets)............    9,125        6.85        5,328          4.00          6,660          5.00

     As of December 31, 1996:
         Total capital (to Risk
         Weighted Assets)...............    8,051       11.90        5,412          8.00          6,765          10.0
         Tier I Capital (to Risk
         Weighted Assets)...............    7,240       10.70        2,706          4.00          4,059           6.0
         Tier I Capital
         (to Average Assets)............    7,240        7.48        3,871          4.00          4,839           5.0

(16)  Capital Stock
     Bothclasses of common stock have equal voting rights as to all matters, except that, so long as at least 50,000 shares of Class B Common Stock remain issued and outstanding the holders of the outstanding shares of Class B Common Stock are entitled to vote for the election of two-thirds of the directors (rounded to the nearest whole number) and the holders of the outstanding shares of Class A Common Stock are entitled to vote for the remaining directors of the Company. No dividends may be declared or paid with respect to shares of Class B Common Stock until January 1, 2000, after which time the holders of Class A Common Stock and Class B Common Stock will share ratably in dividends. The shares of Class B Common Stock are convertible, on a share-for-share basis, into Class A Common Stock at any time after January 1, 2000.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(16)  Capital Stock, Continued
     On September 19, 1997, the Holding Company's charter was amended to increase the authorized number of shares of Class A common stock to 7,500,000, Class B common stock to 700,000 and preferred stock to 300,000.

     In addition, on September 18, 1997, the Board of Directors of the Holding Company declared a 1.5 for 1 Class A and Class B common stock split payable on September 19, 1997 to stockholders of record on September 19, 1997. All per share amounts reflect the effect of these stock splits.

(17) Common Stock Warrants
     The Company has outstanding  warrants which entitle the registered  holders thereof to purchase one share of common stock for each issued warrant. All warrants were exercisable when issued. These warrants have been issued in connection with public stock offerings, to directors and employees of the Bank and directors of the Holding Company and to outside third parties for performance of services. A summary of stock warrant transactions follows ($ in thousands, except per share amounts).

                                                                                                         Weighted-
                                                                               Weighted-                  Average
                                                                                 Average                 Contractual
                                                                 Exercise         Per      Aggregate      Life At
                                                   Number of     Price Per       Warrant    Warrant     December 31,
     Class A Common Stock Warrants:                 Warrants       Warrant       Price      Price          1997
                                                    --------       -------     --------- -----------   --------

         Outstanding at December 31,1995.......    1,288,500        $ 6.67        $ 6.67    $  8,594       5.4 years
         Warrants granted......................      240,165          6.67          6.67       1,602       5.1 years
                                                   ---------                                  ------

         Outstanding at December 31, 1996......    1,528,665          6.67          6.67      10,196       5.4 years
         Warrants granted......................      949,183         10.00         10.00       9,492     2.0 years(1)
         Warrants granted......................       16,500         10.00         10.00         165       4.0 years
                                                  ----------                                 -------

         Outstanding at December 31, 1997......    2,494,348  $ 6.67-10.00        $ 7.96      19,853       4.1 years
                                                   =========    ==========          ====      ======       =========

-------------------------------------
     (1) These warrants entitle the holder to purchase one share of Class A common stock at a price of $10.00 per share through December 31, 1999; $11.50 per share from January 1, 2000 through December 31, 2000; $12.50 per share from January 1, 2001 through December 31, 2001 and $13.50 per share from January 1, 2002 through December 31, 2002. For purposes of the above table it is assumed that these warrants will be exercised on December 31, 1999.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(17)  Common Stock Warrants, Continued

                                                                                                          Weighted-
                                                                                Weighted-                  Average
                                                                                 Average                 Contractual
                                                                   Option         Per      Aggregate      Life At
                                                   Number of     Price Per       Warrant    Warrant     December 31,
     Class B Common Stock Warrants:                 Warrants       Warrant       Price      Price            1997
                                                    --------       -------     ---------  -----------     --------

         Outstanding at December 31,1995
              and 1996...........................      -               -             -          -               -
         Warrants granted........................    150,000        $ 6.67        $ 6.67     $ 1,001       9.0 years
                                                     -------                                   -----


         Outstanding at December 31, 1997........    150,000        $ 6.67        $ 6.67     $ 1,001       9.0 years
                                                     =======          ====          ====       =====       =========

     On January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," which establishes financial accounting and reporting standards for stock-based employee compensation plans. As permitted by this Statement, the Company has elected to continue utilizing the intrinsic value method of accounting defined in APB Opinion No. 25. Due to the exercise price of the warrants issued to employees and directors of the Bank, directors of the Holding Company and to outside third parties for performance of services being greater than or approximating the market value of the common stock at the date of grant, no compensation expense has been recognized in the consolidated statements of earnings.

     In order to calculate the fair value of the warrants issued to employees and directors of the Bank, directors of the Holding Company and to outside third parties for the performance of services, it was assumed that the risk-free interest rate was 6.0%, there would be no dividends paid by the Company over the exercise period, the expected life of the warrants would be the entire exercise period, except for warrants issued in 1997 that have increasing option prices which is the end of the initial exercise period, and stock volatility would be zero due to the lack of an active market for the stock. The following information pertains to the fair value of the such warrants granted to purchase common stock in 1996 and 1997 (in thousands, except per share amounts):

                                                                                               Year Ended December 31,
                                                                                               -----------------------
                                                                                                1997            1996
                                                                                                ----            ----
         Weighted-average grant date fair value of warrants
              issued during the year....................................................       $ 622             470
                                                                                                 ===             ===

         Proforma net earnings..........................................................       $ 222              88
                                                                                                 ===             ===

         Proforma basic earnings per share..............................................       $ .13             .05
                                                                                                 ===             ===

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(18)  Holding Company Financial Information
     The Holding Company's financial information is as follows (in thousands):

                                               Condensed Balance Sheets
                                                                                                At December 31,
                                                                                                ---------------
                                                                                           1997                1996
                                                                                           ----                ----
                  Assets

              Cash..................................................................... $     223                698
              Short-term securities....................................................     7,276                550
                                                                                           ------             ------

                  Cash and cash equivalents............................................     7,499              1,248

              Loans receivable.........................................................       752              1,230
              Investment in subsidiary.................................................     9,399              7,340
              Organizational costs, net................................................         2                 32
              Other assets.............................................................        23                 17
                                                                                         --------             ------

                  Total assets.........................................................  $ 17,675              9,867
                                                                                           ======              =====

                  Liabilities and Stockholders' Equity

              Liabilities..............................................................        55                120
              Stockholders' equity.....................................................    17,620              9,747
                                                                                           ------              -----

                  Total liabilities and stockholders' equity...........................  $ 17,675              9,867
                                                                                           ======              =====

                                           Condensed Statements of Earnings

                                                                                               For the Year Ended
                                                                                                  December 31,
                                                                                                  ------------
                                                                                            1997                1996
                                                                                            ----                ----

         Revenues.....................................................................      $ 264                325
         Expenses.....................................................................        172                224
                                                                                              ---                ---

              Earnings before earnings of subsidiary..................................         92                101
              Earnings of subsidiary..................................................        752                457
                                                                                              ---                ---

              Net earnings............................................................      $ 844                558
                                                                                              ===                ===

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(18)  Holding Company Financial Information, Continued

                                          Condensed Statements of Cash Flows

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                                  ------------
                                                                                            1997                1996
                                                                                            ----                ----
         Cash flows from operating activities:
              Net earnings..........................................................      $   844                558
              Adjustments to reconcile net earnings to net cash
                provided by operating activities:
                  Equity in undistributed earnings of
                      subsidiary....................................................         (752)              (457)
                  Net decrease in organizational costs..............................           30                 29
                  Other.............................................................          (69)                72
                                                                                           ------             ------

                      Net cash provided by operating activities.....................           53                202
                                                                                           ------              -----

         Cash flows used in investing activities -
              Net decrease (increase) in loans......................................          478                (62)
                                                                                           ------              -----

         Cash flows from financing activities:
              Proceeds from issuance of common stock................................        6,720               -
              Purchase of common stock of subsidiary................................       (1,000)               (40)
                                                                                            -----              -----

                      Net cash provided by (used in) financing
                        activities..................................................        5,720                (40)
                                                                                            -----              -----

         Net increase in cash and cash equivalents..................................        6,251                100

         Cash and cash equivalents at beginning of
              the year..............................................................        1,248              1,148
                                                                                            -----              -----

         Cash and cash equivalents at end of year...................................      $ 7,499              1,248
                                                                                            =====              =====

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(19)  Selected Quarterly Financial Data (unaudited)
    Summarized quarterly financial data follows ($ in thousands, except per share figures):


                                                                                 Year Ended December 31, 1997
                                                                                 ----------------------------
                                                                        First        Second         Third      Fourth
                                                                       Quarter       Quarter       Quarter     Quarter
                                                                       -------       -------       -------     -------

          Interest income..........................................   $  2,085         2,219         2,337       2,706
          Interest expense.........................................      1,309         1,379         1,480       1,726
                                                                         -----         -----         -----       -----

          Net interest income......................................        776           840           857         980

          Provision for loan losses................................         92            92            82          86
                                                                       -------        ------        ------      ------

          Net interest income after provision
             for loan losses.......................................        684           748           775         894

          Noninterest income.......................................         31            37            28          40
          Noninterest expense......................................        461           479           467         499
                                                                        ------        ------         -----       -----

          Earnings before income taxes.............................        254           306           336         435

          Income taxes.............................................         94           119           121         153
                                                                        ------         -----         -----       -----

          Net earnings ............................................    $   160           187           215         282
                                                                         =====         =====         =====       =====

          Basic earnings per share.................................    $   .10           .11           .13         .15
                                                                         =====         =====        ======       =====

          Diluted earnings per share...............................    $   .09           .09           .11         .12
                                                                         =====         =====        ======       =====


                                                                                 Year Ended December 31, 1996
                                                                                 ----------------------------
                                                                        First        Second         Third      Fourth
                                                                       Quarter       Quarter       Quarter     Quarter
                                                                       -------       -------       -------     -------

          Interest income..........................................    $ 1,377         1,480         1,637       1,887
          Interest expense.........................................        788           840           975       1,142
                                                                        ------         -----         -----       -----

          Net interest income......................................        589           640           662         745

          Provision for loan losses................................         73            55            62          60
                                                                        ------         -----         -----      ------

          Net interest income after provision
             for loan losses.......................................        516           585           600         685

          Noninterest income.......................................         30            48            24           4
          Noninterest expense......................................        361           404           374         412
                                                                        ------         -----         -----      ------

          Earnings before income taxes.............................        185           229           250         277

          Income taxes.............................................         75            97           101         110
                                                                        ------        ------         -----       -----

          Net earnings ............................................    $   110           132           149         167
                                                                         =====        ======         =====       =====

          Basic earnings per share.................................   $    .07           .08           .09         .10
                                                                        ======        ======         =====      ======

          Diluted earnings per share...............................   $    .07           .08           .09         .10
                                                                        ======        ======         =====      ======

                          Independent Auditors' Report



Board of Directors and Stockholders
Intervest Bancshares Corporation
New York, New York:

We have audited the accompanying consolidated balance sheets of Intervest Bancshares Corporation and Subsidiary (the "Company") at December 31, 1997 and 1996 and the related consolidated statements of earnings, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 1997 and 1996 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.





HACKER, JOHNSON, COHEN & GRIEB PA
Tampa, Florida
January 23, 1998

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

                           Consolidated Balance Sheets
                   ($ in thousands, except per share amounts)

                                                                                                 December 31,
                                                                                           -----------------------
   Assets                                                                                  1997               1996
                                                                                           ----               ----

Cash and due from banks..........................................................      $    1,738               2,318
Federal funds sold...............................................................             162               3,452
Short-term investments...........................................................           7,276                 550
                                                                                        ---------            --------

       Total cash and cash equivalents...........................................           9,176               6,320

Interest-bearing deposits with banks.............................................              99                  99
Securities held to maturity......................................................          58,821              34,507
Loans receivable, net of allowance for loan losses of $1,173
   in 1997 and $811 in 1996......................................................          75,652              59,499
Accrued interest receivable......................................................           1,327                 842
Premises and equipment, net......................................................           4,877               2,940
Restricted securities, Federal Reserve Bank stock, at cost ......................             233                 203
Foreclosed real estate...........................................................           -                     185
Deferred income tax asset........................................................             485                 526
Other assets      ...............................................................              85                  75
                                                                                       ----------           ---------

                                                                                        $ 150,755             105,196
                                                                                          =======             =======

   Liabilities and Stockholders' Equity

Liabilities:
   Demand deposits...............................................................           3,490               2,401
   Savings and NOW deposits......................................................          17,119               9,278
   Money-market deposits.........................................................          17,180               7,507
   Time deposits.................................................................          93,378              74,261
                                                                                         --------             -------

       Total deposits............................................................         131,167              93,447

   Other liabilities.............................................................           1,947               1,676
                                                                                         --------            --------

       Total liabilities.........................................................         133,114              95,123
                                                                                          -------             -------

Minority interest................................................................              21                 326
                                                                                       ----------           ---------

Commitments (Notes 4 and 7)

Stockholders' Equity:
   Preferred stock, 300,000 shares authorized, issued none.......................           -                   -
   Class A common stock - $1 par value, 7,500,000 shares
     authorized; 2,124,415 and 900,000 shares issued
     and outstanding in 1997 and 1996............................................           2,124                 900
   Class B common stock - $1 par value, 700,000 shares
     authorized; 300,000 and 200,000 shares issued
     and outstanding in 1997 and 1996............................................             300                 200
   Additional paid-in capital....................................................          13,360               7,655
   Retained earnings.............................................................           1,836                 992
                                                                                         --------           ---------

       Total stockholders' equity................................................          17,620               9,747
                                                                                          -------            --------

                                                                                        $ 150,755             105,196
                                                                                          =======             =======

See Accompanying Notes to Consolidated Financial Statements.

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

                       Consolidated Statements of Earnings
                    ($ in thousands except per share amounts)

                                                                                          Year Ended December 31,
                                                                                          -----------------------
                                                                                         1997                 1996
                                                                                         ----                 ----
Interest income:
   Loans receivable..............................................................    $      6,415               4,624
   Securities held to maturity...................................................           2,632               1,514
   Other interest earning assets.................................................             300                 243
                                                                                      -----------         -----------

       Total interest income.....................................................           9,347               6,381

Interest expense on deposits.....................................................           5,894               3,745
                                                                                       ----------          ----------

       Net interest income.......................................................           3,453               2,636

Provision for loan losses........................................................             352                 250
                                                                                      -----------         -----------

       Net interest income after
         provision for loan losses...............................................           3,101               2,386
                                                                                       ----------          ----------

Noninterest income:
   Customer service charges......................................................             121                  89
   Other...       ...............................................................              15                  17
                                                                                     ------------         -----------

       Total noninterest income..................................................             136                 106
                                                                                      -----------         -----------

Noninterest expenses:
   Salaries and employee benefits................................................             907                 739
   Occupancy and equipment.......................................................             406                 342
   Advertising and promotion.....................................................              40                   9
   Professional fees.............................................................              48                  57
   State assessment..............................................................              26                  19
   Audit and accounting..........................................................              48                  27
   Data processing...............................................................              21                   9
   Deposit insurance premiums....................................................              12                   2
   General insurance.............................................................              31                  31
   Stationery, printing and supplies.............................................              83                  51
   Other          ...............................................................             282                 246
   Minority interest in subsidiary...............................................               2                  19
                                                                                     ------------        ------------

       Total noninterest expenses................................................           1,906               1,551
                                                                                       ----------          ----------

Earnings before income taxes.....................................................           1,331                 941

       Income taxes..............................................................             487                 383
                                                                                      -----------         -----------

Net earnings      ...............................................................   $         844                 558
                                                                                      ===========         ===========

Basic earnings per share.........................................................  $          .49                 .34
                                                                                     ============        ============

Diluted earnings per share.......................................................  $          .41                 .34
                                                                                     ============        ============

Weighted-average number of shares
   outstanding for basic earnings per share......................................       1,712,292           1,650,000
                                                                                        =========           =========

Weighted-average number of shares
   outstanding for diluted earnings per share....................................       2,072,459           1,650,000
                                                                                        =========           =========


See Accompanying Notes to Consolidated Financial Statements

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

                 Consolidated Statements of Stockholders' Equity
                                ($ in thousands)


                                   Shares of
                                    Class A        Class A      Class B       Additional                    Total
                                     Common        Common       Common        Paid-In      Retained   Stockholders'
                                     Stock         Stock         Stock         Capital      Earnings       Equity
                                     -----         -----         -----         -------      --------       ------

Balance at December 31,
   1995.........................    900,000          $ 900           200         7,655         434            9,189

Net earnings....................       -                -             -            -           558              558
                                ------------       -------          ----        ------       -----           ------

Balance at December 31,
   1996  .......................    900,000            900           200         7,655         992            9,747

Effect of 1.5 for 1 stock
   split .......................    450,000            450           100          (550)        -                -

Proceeds from 747,500 shares
   of stock issued, net of stock
   issuance cost of $755........    747,500            748            -          5,972         -              6,720

Net earnings....................      -                 -             -            -           844              844

Issuance of common stock
   in exchange for common
   stock of minority
   stockholders of
   subsidiary...................     26,915             26            -            283         -                309
                                  ---------         ------          ----       -------     -------          -------

Balance at December 31,
   1997 ........................  2,124,415        $ 2,124           300        13,360       1,836           17,620
                                  =========          =====           ===        ======       =====           ======





See Accompanying Notes to Consolidated Financial Statements



                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

                      Consolidated Statements of Cash Flows
                                 (In thousands)

                                                                                                     Year Ended
                                                                                                    December 31,
                                                                                                    ------------
                                                                                                 1997          1996
                                                                                                 ----          ----

Cash flows from operating activities:
     Net earnings.......................................................................        $   844           558
     Adjustments to reconcile net earnings to
         net cash provided by operating activities:
            Depreciation................................................................            260           176
            Provision for deferred income taxes.........................................             41            67
            (Increase) decrease in other assets.........................................            (10)           35
            Increase in other liabilities...............................................            275           850
            Increase in accrued interest receivable.....................................           (485)         (199)
            Net amortization of fees, premiums and discounts............................             19           271
            Provision for loan losses...................................................            352           250
                                                                                                -------       -------

                 Net cash provided by operating activities..............................          1,296         2,008
                                                                                                 ------        ------

Cash flows from investing activities:
     Purchase of securities held to maturity............................................        (44,450)      (30,025)
     Maturities of securities held to maturity..........................................         20,175        15,050
     Net purchases of premises and equipment............................................         (2,197)         (667)
     Net increase in loans..............................................................        (16,563)      (23,642)
     Proceeds from sale of foreclosed real estate.......................................            185           -
     Purchase of Federal Reserve Bank stock.............................................            (30)          -
     Maturity of interest-bearing deposits..............................................           -              199
                                                                                              ---------       -------

                 Net cash used in investing activities..................................        (42,880)      (39,085)
                                                                                                 ------        ------

Cash flows from financing activities:
     Net increase in demand, savings, NOW and
         money market deposits..........................................................         18,603         9,639
     Net increase in time deposits......................................................         19,117        25,207
     Proceeds from issuance of common stock, net of stock issuance costs................          6,720           -
                                                                                                -------     -------

                 Net cash provided by financing activities..............................         44,440        34,846
                                                                                                 ------        ------

                 Net increase (decrease) in cash and cash equivalents...................          2,856        (2,231)

Cash and cash equivalents at beginning of year..........................................          6,320         8,551
                                                                                                 ------        ------

Cash and cash equivalents at end of year................................................       $  9,176         6,320
                                                                                                 ======        ======

Supplemental disclosure of cash flow information: Cash paid during the year for:
                 Interest...............................................................       $  5,832         3,678
                                                                                                 ======        ======

                 Income taxes...........................................................      $     700            17
                                                                                                =======       =======

            Noncash transactions:
                 Reclassification of loans to foreclosed real estate....................    $      -              185
                                                                                              =========       =======

                 Issuance of common stock in exchange of common
                     stock of minority stockholders of subsidiary.......................       $    309          -
                                                                                                 ======     ======






See Accompanying Notes to Consolidated Financial Statements.

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

                 For the Years Ended December 31, 1997 and 1996


(1) Description of Business and Summary of Significant Accounting Policies General. Intervest Bancshares Corporation (the "Holding Company") was
         incorporated on February 5, 1993. The Holding Company owned 99.78% and 95.76% at December 31, 1997 and 1996, respectively, of the outstanding common stock of Intervest Bank (the "Bank") (collectively the "Company"). The Bank is a Florida state-chartered bank, is insured by the Federal Deposit Insurance Corporation and is a member of the Federal Reserve Bank. The Holding Company's primary business is the operation of the Bank. The Bank provides a wide range of banking services to small and middle-market businesses and individuals through its five banking offices located in Pinellas County, Florida.

         The principal executive offices of the Bank are located at 625 Court Street, Clearwater, Florida. In addition, the Bank has four branch offices, three in Clearwater, Florida located at (i) 2575 Ulmerton Road; (ii) 2175 Nursery Road; and (iii) 1875 Belcher Road and one in South Pasadena, Florida at 6750 Gulfport Boulevard.

     Basis of Presentation. The accompanying consolidated financial statements of the Company include the accounts of the Holding Company and the Bank. All significant intercompany accounts and transactions have been eliminated in consolidation.

         The accounting and reporting policies of the Company conform to generally accepted accounting principles and to general practices within the banking industry. The following summarizes the more significant of these policies and practices.

     Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Securities Held to Maturity. United States government treasury and agency securities for which the Company has the positive intent and ability to hold to maturity are reported at cost, adjusted for amortization of premiums and accretion of discounts which are recognized in interest income using the interest method over the period to maturity.

     Loans  Receivable.  Loans  receivable  that  management  has the intent and ability to hold for the foreseeable future or until maturity or pay-off are reported at their outstanding principal adjusted for any charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans.

         Loan  origination  fees  and  certain  direct   origination  costs  are
         capitalized and recognized as an adjustment of the yield of the related loan.

         The accrual of interest on impaired loans is discontinued when, in management's opinion, the borrower may be unable to meet payments as they become due. When interest accrual is discontinued, all unpaid accrued interest is reversed. Interest income is subsequently recognized only to the extent cash payments are received.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(1) Description of Business and Summary of Significant Accounting Policies, Continued
     Loans Receivable, Continued. The allowance for loan losses is increased by charges to income and decreased by charge-offs (net of recoveries). Management's periodic evaluation of the adequacy of the allowance is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of any underlying collateral, and current economic conditions.

     Foreclosed Real Estate. Real estate properties acquired through, or in lieu of, loan foreclosure are to be sold and are initially recorded at fair value at the date of foreclosure establishing a new cost basis. After foreclosure, valuations are periodically performed by management and the real estate is carried at the lower of carrying amount or fair value less cost to sell. Revenue and expenses from operations and changes in the valuation allowance are included in the consolidated statement of earnings.

     Income Taxes. Deferred tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

     Premises and Equipment.  Land is carried at cost.  Premises,  furniture and
         fixtures  and   equipment  are  carried  at  cost,   less   accumulated
         depreciation computed by the straight-line method.

     Stock-Based  Compensation.  Statement of Financial Accounting Standards No.
         123, "Accounting for Stock-Based Compensation" ("Statement 123") establishes a "fair value" based method of accounting for stock-based compensation plans and encourages all entities to adopt that method of accounting for all of their stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value based method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees" (Opinion 25). The Company has elected to follow Opinion 25 and related interpretations in accounting for its stock-based compensation which is in the form of stock warrants. Statement 123 requires the disclosure of proforma net earnings and earnings per share determined as if the Company accounted for its stock warrants under the fair value method of that Statement.

     Off-Balance-Sheet Financial Instruments. In the ordinary course of business the Company has entered into off-balance-sheet financial instruments consisting of commitment to extend credit, unused lines of credit and stand-by-letters of credit. Such financial instruments are recorded in the consolidated financial statements when they are funded or related fees are incurred or received.

     FairValues of Financial Instruments. The following methods and assumptions were used by the Company in estimating fair values of financial instruments:

         Cash and Cash Equivalents and Interest-Bearing Deposits with Banks. The carrying amounts of cash and interest-bearing deposits with banks approximate their fair value.

         Securities Held to Maturity. Fair values for securities held to maturity are based on quoted market prices.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(1) Description of Business and Summary of Significant Accounting Policies, Continued
     FairValues  of  Financial  Instruments,  Continued.  Federal  Reserve  Bank
         Stock. Book value for these securities approximates fair value.

         Loans Receivable. For variable-rate loans that reprice frequently and have no significant change in credit risk, fair values are based on carrying values. Fair values for fixed-rate mortgage (e.g. one-to-four family residential), commercial real estate and commercial loans are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality.

         Deposit Liabilities. The fair values disclosed for demand, NOW, money-market and savings deposits are, by definition, equal to the amount payable on demand at the reporting date (that is, their carrying amounts). Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on time deposits.

         Accrued Interest. The carrying amounts of accrued interest approximate their fair values.

         Off-Balance-Sheet Instruments. Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties' credit standing.

     Advertising.  The Company expenses all advertising as incurred.

     Earnings Per Share.  Earnings  per share  ("EPS") of common  stock has been computed on the basis of the weighted-average number of shares of common stock outstanding. Prior to the public stock offering in November, 1997, there was no public market for the Company's common stock. For purposes of calculating diluted EPS the $10 stock offering price is assumed to be the market price for the entire year ended
         December 31, 1997. For 1997, outstanding warrants are considered dilutive securities for purposes of calculating diluted EPS which is computed using the treasury stock method. Such warrants were not considered dilutive in 1996. The following table presents the calculations of EPS (See Note 16) ($ in thousands, except per share amounts).

                                                                               For the Year Ended December 31, 1997
                                                                               ------------------------------------
                                                                             Earnings       Shares          Per Share
                                                                            (Numerator)     (Denominator)      Amount
                                                                            -----------     -------------      ------
         Basic EPS:
            Net earnings available to common stockholders.............            $ 844         1,712,292       $ .49
                                                                                                                  ===

         Effect of dilutive securities-
            Incremental shares from assumed conversion
            of warrants    ...........................................                            360,167
                                                                                               ----------

         Diluted EPS:
            Net earnings available to common stockholders
              and assumed conversions.................................            $ 844         2,072,459       $ .41
                                                                                    ===         =========         ===

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(1) Description of Business and Summary of Significant Accounting Policies, Continued
     Earnings Per Share, Continued. Warrants to purchase 1,528,665 and 150,000 shares of Class A and Class B common stock at $6.67 per share were assumed to be exercised on January 1, 1997 and June 1, 1997, respectively. Warrants to purchase 989,083 shares of Class A common stock at $10.00 per share are not included in the computation of diluted EPS because the warrants' exercise price approximated the market price of the stock. None of the above warrants have been exercised as of December 31, 1997.

     Reclassifications. Certain amounts in the 1996 financial statements have been reclassified to conform to the 1997 presentation.

     Future  Accounting  Requirements.  Financial  Accounting  Standards  130  -
         Reporting Comprehensive Income establishes standards for reporting comprehensive income. The Standard defines comprehensive income as the change in equity of an enterprise except those resulting from stockholder transactions. All components of comprehensive income are required to be reported in a new financial statement that is displayed with equal prominence as existing financial statements. The Company will be required to adopt this Standard effective January 1, 1998. As the Statement addresses reporting and presentation issues only, there will be no impact on operating results from the adoption of this Standard.

         Financial Accounting Standards 131 - Disclosures about Segments of an Enterprise and Related Information establishes standards for related disclosures about products and services, geographic areas, and major customers. The Company will be required to adopt this Standard effective January 1, 1998. As the Standard addresses reporting and disclosure issues only, there will be no impact on operating results from adoption of this Standard.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(2)  Securities Held to Maturity
     Debtsecurities have been classified in the consolidated balance sheets according to management's intent. The carrying amount of securities and their approximate fair values are summarized as follows (in thousands):


                                                                         Gross              Gross
                                                      Amortized        Unrealized        Unrealized             Fair
                                                        Cost             Gains             Losses              Value
                                                        ----             -----             ------              -----
         December 31, 1997:
              U.S. Treasury securities.............  $   4,027             15                -                   4,042
              U.S. Government and
                  agency securities................     54,794             64                 64                54,794
                                                        ------             --                ---                ------

                  Total............................   $ 58,821             79                 64                58,836
                                                        ======             ==                ===                ======

         December 31, 1996:
              U.S. Treasury securities.............      1,499              7                 -                  1,506
              U.S. Government and
                  agency securities................     33,008             44                105                32,947
                                                        ------             --                ---                ------

                  Total............................   $ 34,507             51                105                34,453
                                                        ======             ==                ===                ======

    There were no sales of securities during the years ended December 31, 1997 or 1996.

    The scheduled maturities of securities held to maturity at December 31, 1997 are summarized as follows (in thousands):

                                                                                            Amortized        Fair
                                                                                             Cost            Value
                                                                                             ----            -----

              Due in one year or less...................................................    $ 13,169           13,186
              Due after one year through five years.....................................      32,890           32,896
              Due after five years through ten years....................................      12,762           12,754
                                                                                              ------           ------

                  Total    .............................................................    $ 58,821           58,836
                                                                                              ======           ======

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(3)  Loans Receivable
     The components of loans in the consolidated balance sheets are summarized as follows (in thousands):

                                                                                               At December 31,
                                                                                               ---------------
                                                                                          1997                1996
                                                                                          ----                ----

              Commercial loans........................................................   $  3,281              3,514
              Commercial real estate..................................................     70,533             54,198
              Residential real estate.................................................      3,150              2,784
              Consumer loans..........................................................        262                157
                                                                                         --------           --------

                                                                                           77,226             60,653

              Deferred loan fees......................................................       (401)              (343)
              Allowance for loan losses...............................................     (1,173)              (811)
                                                                                           ------             ------

                                                                                         $ 75,652             59,499
                                                                                           ======             ======

    An analysis of the change in the allowance for loan losses follows (in thousands):

                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                                      ------------
                                                                                                   1997         1996
                                                                                                   ----         ----

              Balance at beginning of year..............................................         $   811         593
                                                                                                   -----         ---

              Loans charged-off.........................................................             -           (65)
              Recoveries................................................................              10          33
                                                                                                  ------         ---

                  Net...................................................................              10         (32)
                                                                                                  ------         ---

              Provision for loan losses.................................................             352         250
                                                                                                   -----         ---

              Balance at end of year....................................................         $ 1,173         811
                                                                                                   =====         ===

    The Company had no impaired loans at December 31, 1997 or 1996. The average recorded investment in impaired loans during the year ended December 31, 1996 was $31,000. There were no impaired loans identified during 1997. No interest income was recognized on impaired loans during 1996.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(4) Premises and Equipment
    Premises and equipment is summarized as follows (in thousands):

                                                                                              At December 31,
                                                                                              ---------------
                                                                                          1997               1996
                                                                                          ----               ----

               Land.................................................................   $    915                729
               Bank buildings.......................................................      3,570              1,926
               Leasehold improvements...............................................        162                 61
               Furniture and fixtures and equipment.................................      1,203                565
                                                                                          -----              -----

                  Total, at cost....................................................      5,850              3,281

               Less accumulated depreciation and amortization.......................       (973)              (341)
                                                                                         ------              -----

                  Net book value....................................................    $ 4,877              2,940
                                                                                          =====              =====

   The Bank leases its Belcher Road office. The lease is accounted for as an operating lease and will expire on October 31, 2007. The lease agreement contains escalation clauses based upon the consumer price index and contains annual adjustments up to a maximum of 3% based upon the previous year's rental. Rental expense was $125,000 and $163,000 for the years ended December 31, 1997 and 1996, respectively. Approximate future minimum annual rental payments under this noncancellable lease at December 31, 1997 is as follows (in thousands):

                  Year Ending
                  December 31,
                  ------------

                      1998..........................................................................      $     94
                      1999..........................................................................            96
                      2000..........................................................................            99
                      2001..........................................................................           102
                      2002..........................................................................           106
                      Thereafter....................................................................           514
                                                                                                            ------

                      Total.........................................................................       $ 1,011
                                                                                                             =====


                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(4) Premises and Equipment, Continued
   The Company leases a portion of their office space in the branch office located on Ulmerton Road and beginning in September, 1997, office space at the new main office on Court Street, to other companies. Such leases begin to expire in 1998. Rental income during the years ended December 31, 1997 and 1996 totaled approximately $195,000 and $159,000, respectively. Approximate future minimum lease income under these leases at December 31, 1997 is as follows (in thousands):

             Year Ending
             December 31,

               1998.................................................................................     $     343
               1999.................................................................................           275
               2000.................................................................................           271
               2001.................................................................................           211
               2002.................................................................................           190
               Thereafter...........................................................................           792
                                                                                                            ------

               Total................................................................................       $ 2,082
                                                                                                             =====

   This table gives no effect to the future rental value of office space subsequent to lease expiration dates.

(5)  Deposits
   The aggregate amount of certificates of deposit with a minimum denomination of $100,000, was approximately $9,506,000 and $7,261,000 at December 31, 1997 and 1996, respectively.

   Scheduled maturities of certificates of deposit at December 31, 1997 are as follows (in thousands):


             Year Ending
             December 31,
             ------------

               1998.................................................................................      $ 46,954
               1999.................................................................................        16,554
               2000.................................................................................         9,446
               2001.................................................................................         9,362
               2002 and thereafter..................................................................        11,062
                                                                                                            ------

               Total................................................................................      $ 93,378
                                                                                                            ======

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(6) Other Borrowings
   The Company has agreements with correspondent banks whereby the Company may borrow up to $1,000,000 on an overnight basis under a repurchase agreement and up to $3,457,000 in federal funds. There were no borrowings under these agreements at December 31, 1997 or 1996.

(7) Financial Instruments
   The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments are commitments to extend credit and standby letters of credit and may involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the consolidated balance sheet. The contract amounts of these instruments reflect the extent of involvement the Company has in these financial instruments.

   The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments as it does for on-balance-sheet instruments.

   Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer's credit worthiness on a case-by-case basis. The amount of collateral obtained if deemed necessary by the Company upon extension of credit is based on management's credit evaluation of the counterparty.

   Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(7)  Financial Instruments, Continued
   The estimated fair values of the Company's financial instruments were as follows (in thousands):

                                                                         At December 31, 1997    At December 31, 1996
                                                                         --------------------    --------------------
                                                                         Carrying      Fair       Carrying       Fair
                                                                           Amount      Value       Amount        Value
                                                                           ------      -----       ------        -----
         Financial assets:
              Cash and cash equivalents...............................  $   9,176       9,176        6,320      6,320
              Securities held to maturity.............................     58,821      58,836       34,507     34,453
              Loans receivable, net...................................     75,652      75,658       59,499     59,692
              Accrued interest receivable.............................      1,327       1,327          842        842
              Federal Reserve Bank stock..............................        233         233          203        203
              Interest-bearing deposits with bank.....................         99          99           99         99

         Financial liabilities-
              Deposit liabilities.....................................    131,167     131,491       93,447     93,713

    A summary of the notional amounts of the Company's financial instruments, which approximate fair value, with off balance sheet risk at December 31, 1997 follows (in thousands):



              Unfunded loan commitments at variable rates...............................         $ 2,950
                                                                                                   =====

              Available lines of credit.................................................         $   527
                                                                                                   =====

              Standby letters of credit.................................................         $   100
                                                                                                   =====

(8)  Credit Risk
    The Company grants a majority of its loans to borrowers throughout the State of Florida. Although the Company has a diversified loan portfolio, a significant portion of its borrowers' ability to honor their contracts is dependent upon the economy of the State of Florida. In addition, at December 31, 1997, the Company's loan portfolio contained a concentration of credit risk in retail shopping centers, apartment buildings and office buildings totaling $55,707,000.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(9) Income Taxes
    The provision for income taxes consisted of the following (in thousands):


         Year Ended December 31, 1997:                                         Current      Deferred            Total
         -----------------------------                                         -------      --------            -----

              Federal.......................................................     $ 377            35              412
              State.........................................................        69             6               75
                                                                                  ----           ---              ---

                  Total.....................................................     $ 446            41              487
                                                                                   ===            ==              ===

         Year Ended December 31, 1996:

              Federal.......................................................       244            63              307
              State.........................................................        72             4               76
                                                                                   ---           ---              ---

                  Total.....................................................     $ 316            67              383
                                                                                   ===            ==              ===

     The reasons for the differences between the statutory Federal income tax rate and the effective tax rate are summarized as follows:

                                                                                                       Year Ended
                                                                                                      December 31,
                                                                                                      ------------
                                                                                                  1997           1996
                                                                                                  ----           ----

              Tax provision at statutory rate............................................          34.0%         34.0%
              Increase (decrease) in taxes resulting from:
                  State income taxes.....................................................           3.8           8.1
                  Other..................................................................          (1.2)         (1.4)
                                                                                                   ----          ----

              Income tax provision ......................................................          36.6%         40.7%
                                                                                                   ====          ====

     The tax effects of temporary differences that give rise to significant portions of the deferred tax assets relate to the following (in thousands):


                                                                                               At December 31,
                                                                                               ---------------
                                                                                           1997              1996
                                                                                           ----              ----
             Net deferred tax assets:
                 Allowance for loan losses.............................................     $ 298               185
                 Depreciation..........................................................       (19)              (20)
                 Deferred loan fees....................................................        13                19
                 Net operating loss carryforward.......................................       186               311
                 Other.................................................................         7                31
                                                                                            -----               ---

                     Net deferred tax assets...........................................     $ 485               526
                                                                                              ===               ===

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(9) Income Taxes, Continued
     At December 31, 1997, the Company has the following net operating loss carryforwards relating to the operations of the Bank for federal income tax purposes available to offset future federal taxable income (in thousands):

                                Expiration
                                ----------

                                2006.....................................................................     $ 194
                                2007.....................................................................       297
                                2008.....................................................................         3
                                                                                                               ----

                                                                                                              $ 494

    The net operating loss carryforwards are subject to an annual limitation of $332,000 due to the ownership change of the Bank when the Holding Company purchased its controlling ownership interest.

(10)  Related Parties
    The Bank has entered into loan transactions with certain of its directors and their related entities. The activity is as follows (in thousands):

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                                  ------------
                                                                                             1997             1996
                                                                                             ----             ----

              Balance at beginning of year............................................      $ 2,941             1,484
              Additions...............................................................          510             1,570
              Repayments..............................................................         (209)             (113)
                                                                                              -----            ------

              Balance at end of year..................................................      $ 3,242             2,941
                                                                                              =====             =====

    Thereare no loans to directors or officers of the Holding Company, Intervest Bancshares Corporation.

(11)  Employee Stock Option Plan of the Bank
    Priorto 1993,  an  officer of the Bank had been  granted  options to acquire
         11,000 shares of the Bank's common stock. These options were to expire on December 31, 2001, and were exercisable at $5 per share. All such options were exchanged for warrants of the Holding Company by the officer during 1997. In 1997 the option plan was terminated.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(12)  Profit Sharing Plan
    The Bank sponsors a profit sharing plan established in accordance with the provisions of Section 401(k) of the Internal Revenue Code. The profit sharing plan is available to all employees electing to participate after meeting certain length-of-service requirements. The Bank's contributions to the profit sharing plan are discretionary and are determined annually. Expense relating to the Bank's contributions to the profit sharing plan included in the accompanying consolidated financial statements was $21,377 and $12,181 for the years ended December 31, 1997 and 1996, respectively.

(13)  Common Stock Warrants of the Bank
    In 1995, Intervest Bancshares Corporation purchased 200,000 shares of the Bank's common stock at $5 per share and received warrants to purchase an additional 200,000 shares of common stock at $5 par value. In June, 1997, Intervest Bancshares Corporation exercised the warrants and purchased 200,000 shares of the Bank's common stock.

(14)  Stockholders' Equity
    The Bank, as a state-chartered bank, is limited in the amount of cash dividends that may be paid. The amount of cash dividends that may be paid is based on the Bank's net earnings of the current year combined with the Bank's retained net earnings of the preceding two years, as defined by state banking regulations. However, for any dividend declaration, the Bank must consider additional factors such as the amount of current period net earnings, liquidity, asset quality, capital adequacy and economic conditions. It is likely that these factors would further limit the amount of dividends which the Bank could declare. In addition, bank regulators have the authority to prohibit banks from paying dividends if they deem such payment to be an unsafe or unsound practice. The ability of the Holding Company to pay dividends could be affected by the amount of dividends the Bank is able to pay to the Holding Company.

(15)  Regulatory Matters
    The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgements by the regulators about components, risk weightings, and other factors.

    Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes, as of December 31, 1997, that the Bank meets all capital adequacy requirements to which it is subject.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(15)  Regulatory Matters, Continued
    As of December 31, 1997, the most recent notification from the State and Federal regulators categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized the Bank must maintain minimum total risk- based, Tier I risk-based, and Tier I leverage ratios as set forth in the table.
         There are no conditions or events since that notification that management believes have changed the Bank's category. The Bank's actual capital amounts and ratios are also presented in the table (dollars in thousands).


                                                                                                       For Well
                                                                        For Capital                    Capitalized
                                                  Actual             Adequacy Purposes:                Purposes:
                                           -----------------        --------------------        ---------------------
                                           Amount      Ratio        Amount         Ratio        Amount          Ratio
                                           ------      -----        ------         -----        ------          -----

     As of December 31, 1997:
         Total capital (to Risk
         Weighted Assets)...............  $ 9,420       10.53%     $ 7,157          8.00%       $ 8,948         10.00%
         Tier I Capital (to Risk
         Weighted Assets)...............    9,125       10.20        3,578          4.00          5,367          6.00
         Tier I Capital
         (to Average Assets)............    9,125        6.85        5,328          4.00          6,660          5.00

     As of December 31, 1996:
         Total capital (to Risk
         Weighted Assets)...............    8,051       11.90        5,412          8.00          6,765          10.0
         Tier I Capital (to Risk
         Weighted Assets)...............    7,240       10.70        2,706          4.00          4,059           6.0
         Tier I Capital
         (to Average Assets)............    7,240        7.48        3,871          4.00          4,839           5.0

(16)  Capital Stock
     Bothclasses of common stock have equal voting rights as to all matters, except that, so long as at least 50,000 shares of Class B Common Stock remain issued and outstanding the holders of the outstanding shares of Class B Common Stock are entitled to vote for the election of two-thirds of the directors (rounded to the nearest whole number) and the holders of the outstanding shares of Class A Common Stock are entitled to vote for the remaining directors of the Company. No dividends may be declared or paid with respect to shares of Class B Common Stock until January 1, 2000, after which time the holders of Class A Common Stock and Class B Common Stock will share ratably in dividends. The shares of Class B Common Stock are convertible, on a share-for-share basis, into Class A Common Stock at any time after January 1, 2000.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(16)  Capital Stock, Continued
     On September 19, 1997, the Holding Company's charter was amended to increase the authorized number of shares of Class A common stock to 7,500,000, Class B common stock to 700,000 and preferred stock to 300,000.

     In addition, on September 18, 1997, the Board of Directors of the Holding Company declared a 1.5 for 1 Class A and Class B common stock split payable on September 19, 1997 to stockholders of record on September 19, 1997. All per share amounts reflect the effect of these stock splits.

(17) Common Stock Warrants
     The Company has outstanding  warrants which entitle the registered  holders thereof to purchase one share of common stock for each issued warrant. All warrants were exercisable when issued. These warrants have been issued in connection with public stock offerings, to directors and employees of the Bank and directors of the Holding Company and to outside third parties for performance of services. A summary of stock warrant transactions follows ($ in thousands, except per share amounts).

                                                                                                         Weighted-
                                                                               Weighted-                  Average
                                                                                 Average                 Contractual
                                                                 Exercise         Per      Aggregate      Life At
                                                   Number of     Price Per       Warrant    Warrant     December 31,
     Class A Common Stock Warrants:                 Warrants       Warrant       Price      Price          1997
                                                    --------       -------     --------- -----------   --------

         Outstanding at December 31,1995.......    1,288,500        $ 6.67        $ 6.67    $  8,594       5.4 years
         Warrants granted......................      240,165          6.67          6.67       1,602       5.1 years
                                                   ---------                                  ------

         Outstanding at December 31, 1996......    1,528,665          6.67          6.67      10,196       5.4 years
         Warrants granted......................      949,183         10.00         10.00       9,492     2.0 years(1)
         Warrants granted......................       16,500         10.00         10.00         165       4.0 years
                                                  ----------                                 -------

         Outstanding at December 31, 1997......    2,494,348  $ 6.67-10.00        $ 7.96      19,853       4.1 years
                                                   =========    ==========          ====      ======       =========

-------------------------------------
     (1) These warrants entitle the holder to purchase one share of Class A common stock at a price of $10.00 per share through December 31, 1999; $11.50 per share from January 1, 2000 through December 31, 2000; $12.50 per share from January 1, 2001 through December 31, 2001 and $13.50 per share from January 1, 2002 through December 31, 2002. For purposes of the above table it is assumed that these warrants will be exercised on December 31, 1999.

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(17)  Common Stock Warrants, Continued

                                                                                                          Weighted-
                                                                                Weighted-                  Average
                                                                                 Average                 Contractual
                                                                   Option         Per      Aggregate      Life At
                                                   Number of     Price Per       Warrant    Warrant     December 31,
     Class B Common Stock Warrants:                 Warrants       Warrant       Price      Price            1997
                                                    --------       -------     ---------  -----------     --------

         Outstanding at December 31,1995
              and 1996...........................      -               -             -          -               -
         Warrants granted........................    150,000        $ 6.67        $ 6.67     $ 1,001       9.0 years
                                                     -------                                   -----


         Outstanding at December 31, 1997........    150,000        $ 6.67        $ 6.67     $ 1,001       9.0 years
                                                     =======          ====          ====       =====       =========

     On January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation," which establishes financial accounting and reporting standards for stock-based employee compensation plans. As permitted by this Statement, the Company has elected to continue utilizing the intrinsic value method of accounting defined in APB Opinion No. 25. Due to the exercise price of the warrants issued to employees and directors of the Bank, directors of the Holding Company and to outside third parties for performance of services being greater than or approximating the market value of the common stock at the date of grant, no compensation expense has been recognized in the consolidated statements of earnings.

     In order to calculate the fair value of the warrants issued to employees and directors of the Bank, directors of the Holding Company and to outside third parties for the performance of services, it was assumed that the risk-free interest rate was 6.0%, there would be no dividends paid by the Company over the exercise period, the expected life of the warrants would be the entire exercise period, except for warrants issued in 1997 that have increasing option prices which is the end of the initial exercise period, and stock volatility would be zero due to the lack of an active market for the stock. The following information pertains to the fair value of the such warrants granted to purchase common stock in 1996 and 1997 (in thousands, except per share amounts):

                                                                                               Year Ended December 31,
                                                                                               -----------------------
                                                                                                1997            1996
                                                                                                ----            ----
         Weighted-average grant date fair value of warrants
              issued during the year....................................................       $ 622             470
                                                                                                 ===             ===

         Proforma net earnings..........................................................       $ 222              88
                                                                                                 ===             ===

         Proforma basic earnings per share..............................................       $ .13             .05
                                                                                                 ===             ===

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(18)  Holding Company Financial Information
     The Holding Company's financial information is as follows (in thousands):

                                               Condensed Balance Sheets
                                                                                                At December 31,
                                                                                                ---------------
                                                                                           1997                1996
                                                                                           ----                ----
                  Assets

              Cash..................................................................... $     223                698
              Short-term securities....................................................     7,276                550
                                                                                           ------             ------

                  Cash and cash equivalents............................................     7,499              1,248

              Loans receivable.........................................................       752              1,230
              Investment in subsidiary.................................................     9,399              7,340
              Organizational costs, net................................................         2                 32
              Other assets.............................................................        23                 17
                                                                                         --------             ------

                  Total assets.........................................................  $ 17,675              9,867
                                                                                           ======              =====

                  Liabilities and Stockholders' Equity

              Liabilities..............................................................        55                120
              Stockholders' equity.....................................................    17,620              9,747
                                                                                           ------              -----

                  Total liabilities and stockholders' equity...........................  $ 17,675              9,867
                                                                                           ======              =====

                                           Condensed Statements of Earnings

                                                                                               For the Year Ended
                                                                                                  December 31,
                                                                                                  ------------
                                                                                            1997                1996
                                                                                            ----                ----

         Revenues.....................................................................      $ 264                325
         Expenses.....................................................................        172                224
                                                                                              ---                ---

              Earnings before earnings of subsidiary..................................         92                101
              Earnings of subsidiary..................................................        752                457
                                                                                              ---                ---

              Net earnings............................................................      $ 844                558
                                                                                              ===                ===

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(18)  Holding Company Financial Information, Continued

                                          Condensed Statements of Cash Flows

                                                                                                   Year Ended
                                                                                                  December 31,
                                                                                                  ------------
                                                                                            1997                1996
                                                                                            ----                ----
         Cash flows from operating activities:
              Net earnings..........................................................      $   844                558
              Adjustments to reconcile net earnings to net cash
                provided by operating activities:
                  Equity in undistributed earnings of
                      subsidiary....................................................         (752)              (457)
                  Net decrease in organizational costs..............................           30                 29
                  Other.............................................................          (69)                72
                                                                                           ------             ------

                      Net cash provided by operating activities.....................           53                202
                                                                                           ------              -----

         Cash flows used in investing activities -
              Net decrease (increase) in loans......................................          478                (62)
                                                                                           ------              -----

         Cash flows from financing activities:
              Proceeds from issuance of common stock................................        6,720               -
              Purchase of common stock of subsidiary................................       (1,000)               (40)
                                                                                            -----              -----

                      Net cash provided by (used in) financing
                        activities..................................................        5,720                (40)
                                                                                            -----              -----

         Net increase in cash and cash equivalents..................................        6,251                100

         Cash and cash equivalents at beginning of
              the year..............................................................        1,248              1,148
                                                                                            -----              -----

         Cash and cash equivalents at end of year...................................      $ 7,499              1,248
                                                                                            =====              =====

                                                                     (continued)

                 INTERVEST BANCSHARES CORPORATION AND SUBSIDIARY

(19)  Selected Quarterly Financial Data (unaudited)
    Summarized quarterly financial data follows ($ in thousands, except per share figures):


                                                                                 Year Ended December 31, 1997
                                                                                 ----------------------------
                                                                        First        Second         Third      Fourth
                                                                       Quarter       Quarter       Quarter     Quarter
                                                                       -------       -------       -------     -------

          Interest income..........................................   $  2,085         2,219         2,337       2,706
          Interest expense.........................................      1,309         1,379         1,480       1,726
                                                                         -----         -----         -----       -----

          Net interest income......................................        776           840           857         980

          Provision for loan losses................................         92            92            82          86
                                                                       -------        ------        ------      ------

          Net interest income after provision
             for loan losses.......................................        684           748           775         894

          Noninterest income.......................................         31            37            28          40
          Noninterest expense......................................        461           479           467         499
                                                                        ------        ------         -----       -----

          Earnings before income taxes.............................        254           306           336         435

          Income taxes.............................................         94           119           121         153
                                                                        ------         -----         -----       -----

          Net earnings ............................................    $   160           187           215         282
                                                                         =====         =====         =====       =====

          Basic earnings per share.................................    $   .10           .11           .13         .15
                                                                         =====         =====        ======       =====

          Diluted earnings per share...............................    $   .09           .09           .11         .12
                                                                         =====         =====        ======       =====


                                                                                 Year Ended December 31, 1996
                                                                                 ----------------------------
                                                                        First        Second         Third      Fourth
                                                                       Quarter       Quarter       Quarter     Quarter
                                                                       -------       -------       -------     -------

          Interest income..........................................    $ 1,377         1,480         1,637       1,887
          Interest expense.........................................        788           840           975       1,142
                                                                        ------         -----         -----       -----

          Net interest income......................................        589           640           662         745

          Provision for loan losses................................         73            55            62          60
                                                                        ------         -----         -----      ------

          Net interest income after provision
             for loan losses.......................................        516           585           600         685

          Noninterest income.......................................         30            48            24           4
          Noninterest expense......................................        361           404           374         412
                                                                        ------         -----         -----      ------

          Earnings before income taxes.............................        185           229           250         277

          Income taxes.............................................         75            97           101         110
                                                                        ------        ------         -----       -----

          Net earnings ............................................    $   110           132           149         167
                                                                         =====        ======         =====       =====

          Basic earnings per share.................................   $    .07           .08           .09         .10
                                                                        ======        ======         =====      ======

          Diluted earnings per share...............................   $    .07           .08           .09         .10
                                                                        ======        ======         =====      ======

PERIOD-TYPE                   12-MOS
FISCAL-YEAR-END                          DEC-31-1997
PERIOD-END                               DEC-31-1997
CASH                                           1,738
INT-BEARING-DEPOSITS                              99
FED-FUNDS-SOLD                                   162
TRADING-ASSETS                                     0
INVESTMENTS-HELD-FOR-SALE                          0
INVESTMENTS-CARRYING                          66,097
INVESTMENTS-MARKET                            66,112
LOANS                                         76,825
ALLOWANCE                                      1,173
TOTAL-ASSETS                                 150,755
DEPOSITS                                     131,167
SHORT-TERM                                         0
LIABILITIES-OTHER                              1,968
LONG-TERM                                          0
PREFERRED-MANDATORY                                0
PREFERRED                                          0
COMMON                                         2,424
OTHER-SE                                      15,196
TOTAL-LIABILITIES-AND-EQUITY                 150,755
INTEREST-LOAN                                  6,415
INTEREST-INVEST                                2,632
INTEREST-OTHER                                   300
INTEREST-TOTAL                                 9,347
INTEREST-DEPOSIT                               5,894
INTEREST-EXPENSE                               5,894
INTEREST-INCOME-NET                            3,453
LOAN-LOSSES                                      352
SECURITIES-GAINS                                   0
EXPENSE-OTHER                                  1,906
INCOME-PRETAX                                  1,331
INCOME-PRE-EXTRAORDINARY                         844
EXTRAORDINARY                                      0
CHANGES                                            0
NET-INCOME                                       844
EPS-PRIMARY                                      .49
EPS-DILUTED                                      .41
YIELD-ACTUAL                                    2.92
LOANS-NON                                          0
LOANS-PAST                                         0
LOANS-TROUBLED                                     0
LOANS-PROBLEM                                      0
ALLOWANCE-OPEN                                   811
CHARGE-OFFS                                        0
RECOVERIES                                        10
ALLOWANCE-CLOSE                                1,173
ALLOWANCE-DOMESTIC                                 0
ALLOWANCE-FOREIGN                                  0
ALLOWANCE-UNALLOCATED                          1,173

         ANNEX D - INTERVEST BANCSHARES CORPORATION REPORT ON FORM 10-Q

================================================================================



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-QSB

            (X) QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 1999


                          Commission File No. 000-23377

                        INTERVEST BANCSHARES CORPORATION
         -----------------------------------------------------------------
       (Exact name of small business issuer as specified in its charter)


        Delaware                                       13-3699013
----------------------------               ------------------------------------
(State or other jurisdiction               (I.R.S. employer identification no.)
    of incorporation

                        10 Rockefeller Plaza, Suite 1015
                         New York, New York 10020-1903
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (212) 218-2800
                ------------------------------------------------
                (Issuer's telephone number, including area code)



Check whether the issuer: (1) filed all reports required to be filed by Section 12, 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days: YES XX NO .

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date:

Title of Each Class:                                        Shares Outstanding:
--------------------                                        -------------------

Class A Common Stock,                                     2,271,879 Outstanding
$1.00 par value per share                                   at October 31, 1999
-------------------------                                   -------------------


Class B Common Stock,                                       305,000 Outstanding
$1.00 par value per share                                   at October 31, 1999
-------------------------                                   -------------------

================================================================================


                INTERVEST BANCSHARES CORPORATION AND SUBSIDIARIES

                                   FORM 10-QSB
                               September 30, 1999

                                TABLE OF CONTENTS
         PART I. FINANCIAL INFORMATION                                                                                 Page

              Item 1.      Financial Statements

                  Condensed Consolidated Balance Sheets
                     as of September 30, 1999 (Unaudited) and December 31, 1998 .............................          1

                  Condensed Consolidated Statements of Earnings (Unaudited)
                     for the Quarter and Nine-Months Ended September 30, 1999 and 1998 ......................          2

                  Condensed Consolidated Statements of Changes in Stockholders' Equity (Unaudited)
                     for the Nine-Months Ended September 30, 1999 and 1998..................................           3

                  Condensed Consolidated Statements of Cash Flows (Unaudited)
                     for the Nine-Months Ended September 30, 1999 and 1998..................................           4

                  Notes to Condensed Consolidated Financial Statements (Unaudited) .........................           5


              Item 2.      Management's Discussion and Analysis or Plan of Operation .......................           9


           PART II. OTHER INFORMATION

              Item 1.      Legal Proceedings................................................................         18

              Item 2.      Changes in Securities and Use of Proceeds........................................         18

              Item 3.      Defaults Upon Senior Securities..................................................         18

              Item 4.      Submission of Matters to a Vote of Security Holders..............................         18

              Item 5.      Other  Information...............................................................         18

              Item 6.      Exhibits and Reports on Form 8-K.................................................         18


               Signatures...................................................................................         18

PART I. FINANCIAL INFORMATION
-----------------------------
ITEM 1. Financial Statements
----------------------------

                Intervest Bancshares Corporation and Subsidiaries
                      Condensed Consolidated Balance Sheets

                                                                                              (Unaudited)
                                                                                             September 30,      December 31,
        ($ in thousands, except par value)                                                        1999              1998
--------------------------------------------------------------------------------------------------------------------------
        ASSETS
        Cash and due from banks                                                              $    3,210         $    2,876
        Federal funds sold                                                                       15,343              6,473
        Short-term investments                                                                      288              4,123
                                                                                             ----------         ----------
            Total cash and cash equivalents                                                      18,841             13,472
        Interest-bearing deposits with banks                                                        100                199
        Securities held to maturity, net
          (estimated fair value of $78,744 and $82,173 respectively)                             80,168             82,338
        Restricted security, Federal Reserve Bank stock, at cost                                    508                233
        Loans receivable  (net of allowance for loan loss reserves of
          ($2,268 and $1,662, respectively)                                                     121,067             96,074
        Accrued interest receivable                                                               1,801              1,800
        Premises and equipment, net                                                               5,698              4,917
        Deferred income tax asset                                                                   721                579
        Other assets                                                                              1,252                910
--------------------------------------------------------------------------------------------------------------------------
        Total assets                                                                           $230,156           $200,522
--------------------------------------------------------------------------------------------------------------------------
        LIABILITIES
        Deposits:
           Demand deposits                                                                   $    3,464         $    3,027
           NOW deposits                                                                           7,943              7,955
           Savings deposits                                                                      21,951             26,823
           Money-market deposits                                                                 59,227             33,629
           Time deposits                                                                        104,766             99,033
                                                                                             ----------         ----------
        Total deposits                                                                          197,351            170,467
        Convertible debentures                                                                    6,930              7,000
        Accrued interest on convertible debentures                                                  738                299
        Mortgage escrow funds                                                                     2,491                870
        Official checks outstanding                                                               1,108              1,572
        Other liabilities                                                                         1,111                747
--------------------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                       209,729            180,955
--------------------------------------------------------------------------------------------------------------------------

        Minority interest                                                                            18                 23

        STOCKHOLDERS' EQUITY
        Preferred stock (300,000 shares authorized, none issued)                                      -                  -
        Class A common stock ($1.00 par value, 7,500,000 shares authorized,
          (2,194,379 and 2,184,515 shares issued and outstanding respectively)                    2,194              2,184
        Class B common stock ($1.00 par value, 700,000 shares authorized,
          (305,000 and 300,000 shares issued and outstanding respectively)                          305                300
        Additional paid-in-capital, common                                                       13,909             13,789
        Retained earnings                                                                         4,001              3,271
--------------------------------------------------------------------------------------------------------------------------
        Total stockholders' equity                                                               20,409             19,544
--------------------------------------------------------------------------------------------------------------------------
        Total liabilities, minority interest and stockholders' equity                          $230,156           $200,522
--------------------------------------------------------------------------------------------------------------------------
         See accompanying notes to condensed consolidated financial statements.

                Intervest Bancshares Corporation and Subsidiaries
                  Condensed Consolidated Statements of Earnings
                                   (Unaudited)

                                                                               For the                    For the
                                                                           Quarter Ended             Nine-Months Ended
                                                                            September 30,             September 30,
                                                                           ----------------          -----------------
($ in thousands, except per share data)                                    1999        1998          1999         1998
--------------------------------------------------------------------------------------------------------------------------
INTEREST AND DIVIDEND INCOME
Loans receivable                                                           $2,396        $2,260      $  6,580       $6,010
Securities                                                                  1,193         1,037         3,674        3,075
Other interest-earning assets                                                 150           123           350          302
--------------------------------------------------------------------------------------------------------------------------
Total interest and dividend income                                          3,739         3,420        10,604        9,387
--------------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits                                                                    2,192         2,042         6,181        5,838
Convertible debentures and federal funds purchased                            163           150           482          167
--------------------------------------------------------------------------------------------------------------------------
Total interest expense                                                      2,355         2,192         6,663        6,005
--------------------------------------------------------------------------------------------------------------------------

Net interest and dividend income                                            1,384         1,228         3,941        3,382
Provision for loan loss reserves                                              270           127           605          357
--------------------------------------------------------------------------------------------------------------------------
Net interest and dividend income
   after provision for loan loss reserves                                   1,114         1,101         3,336        3,025
--------------------------------------------------------------------------------------------------------------------------
NONINTEREST INCOME
Customer service fees                                                          34            44           100          100
Income from mortgage activities                                                94            24           250          115
All other                                                                       -             3             1            6
--------------------------------------------------------------------------------------------------------------------------
Total noninterest income                                                      128            71           351          221
--------------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salaries and employee benefits                                                395           264         1,114          784
Occupancy and equipment, net                                                  231           120           552          324
Advertising and promotion                                                       6            10            17           22
Professional fees and services                                                 60            43           163          164
Stationery, printing and supplies                                              25            21           107           77
All other                                                                      98            60           332          183
--------------------------------------------------------------------------------------------------------------------------
Total noninterest expenses                                                    815           518         2,285        1,554
--------------------------------------------------------------------------------------------------------------------------

Earnings before income taxes & change in accounting principle                 427           654         1,402        1,692
Provision for income taxes                                                    149           261           544          666
Cumulative effect of change in accounting principle (note 6)                    -             -         (128)            -
--------------------------------------------------------------------------------------------------------------------------
Net earnings                                                              $   278        $  393       $   730       $1,026
--------------------------------------------------------------------------------------------------------------------------

Basic earnings per share:
   Earnings before change in accounting principle                          $ 0.11        $ 0.16       $  0.34      $  0.42
   Cumulative effect of change in accounting principle                          -             -        (0.05)            -
--------------------------------------------------------------------------------------------------------------------------
   Net earnings per share                                                  $ 0.11        $ 0.16       $  0.29      $  0.42
--------------------------------------------------------------------------------------------------------------------------

Diluted earnings per share:
   Earnings before change in accounting principle                          $ 0.10        $ 0.13       $  0.29      $  0.32
   Cumulative effect of change in accounting principle                          -             -        (0.04)            -
--------------------------------------------------------------------------------------------------------------------------
   Net earnings per share                                                  $ 0.10        $ 0.13       $  0.25      $  0.32
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to condensed consolidated financial statements.

                Intervest Bancshares Corporation and Subsidiaries
      Condensed Consolidated Statements of Changes in Stockholders' Equity
                                   (Unaudited)

                                                                                               For the Nine-Months Ended
($ in thousands)                                                                                    September 30,
                                                                                               -------------------------
                                                                                                   1999         1998
------------------------------------------------------------------------------------------------------------------------
CLASS A COMMON STOCK
Balance at beginning of period                                                                  $ 2,184        $ 2,124
Issuance of 510 shares in exchange for common stock of minority stockholders of Intervest Bank        1              -
Issuance of 7,554 shares upon the conversion of debentures                                            7              -
Issuance of 1,800 and 40,300 shares, respectively, upon exercise of warrants                          2             41
------------------------------------------------------------------------------------------------------------------------
Balance at end of period                                                                          2,194          2,165
------------------------------------------------------------------------------------------------------------------------

CLASS B COMMON STOCK
Balance at beginning of period                                                                      300            300
Issuance of 5,000 shares upon the exercise of warrants                                                5              -
------------------------------------------------------------------------------------------------------------------------
Balance at end of period                                                                            305            300
------------------------------------------------------------------------------------------------------------------------

ADDITIONAL PAID-IN-CAPITAL, COMMON
Balance at beginning of period                                                                   13,789         13,360
Issuance of 510 shares in exchange for common stock of minority stockholders of Intervest Bank        6              -
Issuance of 7,554 shares upon the conversion of debentures, net of issuance costs                    56              -
Compensation related to issuance of Class B stock warrants                                           19             36
Issuance of 5,000 shares upon exercise of Class B stock warrants                                     28              -
Issuance of 1,800 and 40,300 shares, respectively, upon exercise of Class A Stock Warrants           11            240
------------------------------------------------------------------------------------------------------------------------
Balance at end of period                                                                         13,909         13,636
------------------------------------------------------------------------------------------------------------------------

RETAINED EARNINGS
Balance at beginning of period                                                                    3,271          1,836
Net earnings for the period                                                                         730          1,026
------------------------------------------------------------------------------------------------------------------------
Balance at end of period                                                                          4,001          2,862
------------------------------------------------------------------------------------------------------------------------

Total stockholders' equity at end of period                                                     $20,409        $18,963
------------------------------------------------------------------------------------------------------------------------

     See accompanying notes to condensed consolidated financial statements.



                Intervest Bancshares Corporation and Subsidiaries
                 Condensed Consolidated Statements of Cash Flows
                                   (Unaudited)

                                                                                            For the Nine-Months Ended
                                                                                                  September 30,
                                                                                            -------------------------
     ($ in thousands)                                                                          1999           1998
------------------------------------------------------------------------------------------------------------------------
     OPERATING ACTIVITIES
     Net earnings                                                                           $    730          $  1,026
     Adjustments to reconcile net earnings to net cash provided by operating activities:
       Depreciation and amortization                                                             300               121
       Provision for loan loss reserves                                                          605               357
       Deferred income tax benefit                                                             (142)              (11)
       Interest expense on debentures                                                            473               167
       Gain on sale of mortgage loans                                                           (56)                 -
       Compensation expense related to Class B stock warrants                                     19                36
       Amortization of premiums, fees and discounts, net                                        (94)              (71)
       Increase in accrued interest receivable and other assets                                (324)             (428)
       Decrease in official checks outstanding                                                 (464)              (28)
       Increase in other liabilities                                                             631               150
------------------------------------------------------------------------------------------------------------------------
     Net cash provided by operating activities                                                 1,678             1,319
------------------------------------------------------------------------------------------------------------------------

     INVESTING ACTIVITIES
     Decrease (increase) in interest-earning deposits with banks                                  99             (100)
     Maturities and calls of securities held to maturity                                      27,556            32,826
     Purchases of securities held to maturity                                               (25,427)          (37,841)
     Sales of mortgage loans                                                                   5,660                 -
     Originations of loans receivable, net of principal repayments                          (31,393)          (22,947)
     Purchases of Federal Reserve Bank stock, net of redemptions                               (275)                 -
     Purchases of premises and equipment, net                                                (1,081)             (291)
------------------------------------------------------------------------------------------------------------------------
     Net cash used by investing activities                                                  (24,861)          (28,353)
------------------------------------------------------------------------------------------------------------------------

     FINANCING ACTIVITIES
     Net increase in demand, savings, NOW and money-market deposits                           21,151            12,095
     Net increase in time deposits                                                             5,733            11,794
     Net increase in mortgage escrow funds                                                     1,621             1,868
     Proceeds from Federal funds purchased                                                     1,325             1,160
     Repayments of Federal funds purchased                                                   (1,325)           (1,160)
     Proceeds from sale of convertible debentures, net of issuance costs                           -             6,523
     Proceeds from issuance of common stock, net of issuance costs                                47               281
------------------------------------------------------------------------------------------------------------------------
     Net cash provided by financing activities                                                28,552            32,561
------------------------------------------------------------------------------------------------------------------------

     Net increase in cash and cash equivalents                                                 5,369             5,527
     Cash and cash equivalents at beginning of period                                         13,472             9,176
------------------------------------------------------------------------------------------------------------------------
     Cash and cash equivalents at end of period                                             $ 18,841          $ 14,703
------------------------------------------------------------------------------------------------------------------------

     SUPPLEMENTAL DISCLOSURES
     Cash paid during the period for:
        Interest                                                                            $  6,204         $   5,758
        Income taxes                                                                             819               510
     Noncash financing activities:
        Issuance of common stock to minority stockholders of Intervest Bank                        7                 -
        Conversion of convertible debentures into common stock                                    70                 -
------------------------------------------------------------------------------------------------------------------------

         See accompanying notes to condensed consolidated financial statements.

                Intervest Bancshares Corporation and Subsidiaries
        Notes to Condensed Consolidated Financial Statements (Unaudited)
--------------------------------------------------------------------------------
Note 1 - General

The condensed consolidated financial statements of Intervest Bancshares Corporation and Subsidiaries in this report have not been audited except for the information derived from the audited Consolidated Balance Sheet as of December 31, 1998. The consolidated financial statements include the accounts of Intervest Bancshares Corporation, a bank holding company (the "Holding Company"), and its subsidiaries, Intervest Bank and Intervest National Bank (the "Banks"). The Holding Company and the Banks are hereafter referred to as the "Company" on a consolidated basis. The Holding Company's primary business activity is the ownership of the Banks. The financial statements in this report should be read in conjunction with the consolidated financial statements and related notes thereto included in the Company's Annual Report to Stockholders on Form 10-KSB for the year ended December 31, 1998.

Intervest National Bank received its national charter from the Office of the Comptroller of the Currency and opened for business on April 1, 1999. Intervest National Bank is a full-service commercial bank with one banking office located at One Rockefeller Plaza, Suite 300, New York, New York, 10020 and its telephone number is (212) 218-8383. Intervest Bank is a Florida state-chartered commercial bank with four banking offices in Clearwater, Florida and one in South Pasadena, Florida. The principal executive offices of Intervest Bank are located at 625 Court Street, Clearwater, Florida, 33756 and its telephone number is (727) 442-2551.

The Banks primarily focus on providing personalized banking services to businesses and individuals within their respective market areas. The Banks originate commercial and multifamily real estate loans and to a lesser extent, commercial loans to businesses and consumer loans. Intervest National Bank also provides internet banking at its web site www.intervestnatbank.com.

The following table provides selected information regarding the Holding Company and the Banks at September 30, 1999.

                                                                                                    Intervest
                                                                     Holding        Intervest        National
                                                                     Company             Bank            Bank     Consolidated
($ in thousands)
------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                     $28,116         $189,462         $35,458         $230,156
    Total cash and cash equivalents                                    2,115           12,949           5,916           18,841
    Total securities held to maturity, net                                 -           77,241           2,927           80,168
    Total loans, net of unearned fees and loan loss reserves           4,623           91,611          24,833          121,067
    Total deposits                                                         -          173,142          26,355          197,351
    Total convertible debentures                                       6,930                -               -            6,930
    Total stockholders' equity                                        20,409           12,250           8,509           20,409
    Number of  full-service branches                                       -                5               1                6
------------------------------------------------------------------------------------------------------------------------------

All material intercompany accounts and transactions have been eliminated in consolidation. In the opinion of management, all material adjustments necessary for a fair presentation of financial condition and results of operations for the interim periods presented in this report have been made. These adjustments are of a normal recurring nature. The results of operations for the interim periods are not necessarily indicative of results that may be expected for the entire year or any other interim period. In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates. Certain reclassifications have been made to prior period amounts to conform to the current periods' presentation.

                Intervest Bancshares Corporation and Subsidiaries
        Notes to Condensed Consolidated Financial Statements (Unaudited)
--------------------------------------------------------------------------------
Note 2 - Loan Impairment and Credit Losses

The Company monitors its loan portfolio to determine the appropriate level of the allowance for loan loss reserves based on various factors. These factors include: the type and level of loans outstanding, volume of loan originations; overall portfolio quality; loan concentrations; specific problem loans, historical chargeoffs and recoveries; adverse situations which may affect the borrowers' ability to repay; and management's assessment of the current and anticipated economic conditions in the Company's lending regions.

No loans were classified as nonaccrual or impaired during the 1999 and 1998 reporting periods in this report.

The table below summarizes the activity in the allowance for loan loss reserves for the periods indicated:

-----------------------------------------------------------------------------------------------------------------------------
                                                                      For the Quarter Ended               For the Nine-Months
                                                                           September 30,                  Ended September 30,
                                                                      ---------------------               -------------------
($ in thousands)                                                        1999          1998              1999            1998
-----------------------------------------------------------------------------------------------------------------------------
Balance at beginning of period                                         $1,997        $1,405            $1,662          $1,173
Provision for loan losses charged to operations                           270           127               605             357
Recoveries                                                                  1             -                 1               2
-----------------------------------------------------------------------------------------------------------------------------
Balance at end of period                                               $2,268        $1,532            $2,268          $1,532
-----------------------------------------------------------------------------------------------------------------------------

Note 3 - Convertible Debentures

During 1999, convertible debentures in the aggregate principal amount of $70,000, plus accrued interest, were converted into shares of Class A common stock at the election of the debenture holders. The conversion price was $10 per share and 7,554 shares of Class A common stock were issued in connection with the conversions.

Note 4 - Earnings Per Share (EPS)

Basic EPS is calculated by dividing net earnings by the weighted-average number of shares of common stock outstanding. Diluted EPS is calculated by dividing adjusted net earnings by the weighted-average number of shares of common stock outstanding and dilutive potential common stock shares that may be outstanding in the future. Potential common stock shares may arise from outstanding dilutive common stock warrants (as computed by the "treasury stock method") and convertible debentures (as computed by the "if converted method").

Diluted EPS considers the potential dilution that could occur if the Company's outstanding stock warrants and convertible debentures were converted into common stock that then shared in the Company's adjusted earnings (as adjusted for interest expense, net of taxes, that would no longer occur if the debentures were converted).

Net earnings applicable to common stock and the weighted-average number of common shares used for basic and diluted earnings per share computations are summarized in the table that follows:

                Intervest Bancshares Corporation and Subsidiaries
        Notes to Condensed Consolidated Financial Statements (Unaudited)

                                                                           For the Quarter Ended      For the Nine-Months Ended
                                                                               September 30,               September 30,
                                                                           ----------------------------------------------------
                                                                             1999         1998           1999           1998
-------------------------------------------------------------------------------------------------------------------------------
BASIC EARNINGS PER SHARE
Net earnings:
  Earnings before change in accounting principle                           $  278,000   $  393,000      $  858,000    $1,026,000
  Cumulative effect of change in accounting principle                               -            -       (128,000)             -
-------------------------------------------------------------------------------------------------------------------------------
 Net earnings                                                                $278,000     $393,000        $730,000    $1,026,000
-------------------------------------------------------------------------------------------------------------------------------
Average number of common shares outstanding                                 2,498,734    2,463,107       2,494,410     2,448,241
Per share amounts:
  Earnings before change in accounting principle                                $0.11        $0.16           $0.34         $0.42
  Cumulative effect of change in accounting principle                               -            -          (0.05)             -
-------------------------------------------------------------------------------------------------------------------------------
  Basic net earnings per share                                                  $0.11        $0.16           $0.29         $0.42
-------------------------------------------------------------------------------------------------------------------------------

DILUTED EARNINGS PER SHARE
-------------------------------------------------------------------------------------------------------------------------------
Adjusted net earnings (1)                                                    $278,000     $393,000        $730,000    $1,026,000
-------------------------------------------------------------------------------------------------------------------------------
Average number of common shares outstanding for dilution:
  Shares outstanding                                                        2,498,734    2,463,107       2,494,410     2,448,241
  Potential dilutive shares resulting from conversion of warrants             219,860      487,711         455,035       737,825
  Potential dilutive shares resulting from conversion of debentures (1)             -            -               -             -
                                                                            ----------------------------------------------------
  Total average number of common shares outstanding used for dilution       2,718,594    2,950,818       2,949,445     3,186,066
                                                                            ----------------------------------------------------
Per share amount:
  Earnings before change in accounting principle                                $0.10        $0.13           $0.29         $0.32
  Cumulative effect of change in accounting principle                               -            -          (0.04)             -
-------------------------------------------------------------------------------------------------------------------------------
  Diluted net earnings per share                                                $0.10        $0.13           $0.25         $0.32
-------------------------------------------------------------------------------------------------------------------------------

(1) The convertible debentures were not dilutive and their impact was excluded from the EPS computations.

Note 5 - Regulatory Capital

The  Banks  are  required  to  maintain  certain  minimum   regulatory   capital
requirements. The following is a summary at September 30, 1999 of those regulatory capital requirements and the actual capital of each bank on a percentage basis:

                                                                       Actual              Minimum       To Be Considered
                                                                       Ratios            Requirement     Well Capitalized
                                                                       ------            -----------     ----------------
         Intervest Bank
         Total capital to risk-weighted assets                         11.59%               8.00%             10.00%
         Tier 1 capital to risk-weighted assets                        10.33%               4.00%              6.00%
         Tier 1 capital to total average assets - leverage ratio        6.48%               4.00%              5.00%

         Intervest National Bank
         Total capital to risk-weighted assets                         30.96%               8.00%             10.00%
         Tier 1 capital to risk-weighted assets                        30.00%               4.00%              6.00%
         Tier 1 capital to total average assets - leverage ratio       34.59%               4.00%              5.00%

                Intervest Bancshares Corporation and Subsidiaries
        Notes to Condensed Consolidated Financial Statements (Unaudited)
--------------------------------------------------------------------------------
Note 6 - Cumulative Effect of Change in Accounting Principle

On January 1, 1999, the Company adopted as required the AICPA's Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." The SOP requires that all start-up costs (except for those that are capitalizable under other generally accepted accounting principles) be expensed as incurred for financial statement purposes effective January 1, 1999. Previously, a portion of start-up costs were generally capitalized and amortized over a period of time.

The adoption of this statement resulted in a net charge of $128,000 on January 1, 1999. The charge represents the expensing, net of a tax benefit, of cumulative start-up costs that had been incurred through December 31, 1998 in connection with organizing Intervest National Bank.

Note 7 - Recent Accounting Developments

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. In June 1999, the FASB issued Statement of Financial Accounting Standards No. 137 "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133." SFAS No. 137 delays SFAS No. 133' s effective date to all fiscal quarters of all fiscal years beginning after June 15, 2000.

The Company is not a party to any derivative instruments or hedging activities, and does not expect the aforementioned Statements of Financial Accounting Standards on Derivative Instruments and Hedging Activities to have any impact on the Company's financial statements when adopted.

Note 8 - Subsequent Event

The Company announced on October 18, 1999 that it has agreed to acquire Intervest Corporation of New York, a company with assets of approximately $95,000,000 consisting primarily of a portfolio of mortgages on improved real property. The combined total assets of the two companies at September 30, 1999 would have been approximately $325,000,000.

The two companies are related in that the same persons serve on their boards and the holders of all of the shares of Intervest Corporation of New York also own approximately 48% of the voting shares of the Company.

In the merger, which was approved by both Boards of Directors, Intervest Corporation of New York shareholders will receive an aggregate of 1,250,000 shares of the Company's Class A common stock in exchange for all Intervest Corporation of New York's common stock. The merger, which is subject to regulatory approvals, as well as approval by the shareholders of the Company, is expected to close before the end of the year.

   ITEM 2.  Management's Discussion and Analysis or Plan of Operation

General
-------

Intervest Bancshares Corporation is the Holding Company for Intervest National Bank in New York City, New York and Intervest Bank in Clearwater, Florida. Hereafter, all the entities are referred to as the "Company" on a consolidated basis.

The Company reported earnings for the third quarter of 1999 of $278,000, compared to earnings of $186,000 in the second quarter of 1999 and $393,000 in the third quarter of 1998. Diluted earnings per share amounted to $0.10 in the third quarter of 1999, compared to $0.07 in the second quarter of 1999 and $0.13 per share in the third quarter of 1998. Earnings for the first nine months of 1999 were $730,000, or $0.25 per diluted share, compared to $1,026,000, or $0.32 per diluted share, for the same period of 1998.

Earnings for the third quarter of 1999 increased $92,000 over the second quarter of 1999, reflecting growth in the Company's loan portfolio, as well as improving results from Intervest National Bank, which opened for business on April 1, 1999. At September 30, 1999, Intervest National Bank had total assets, loans and deposits of approximately $35,000,000, $25,000,000 and $26,000,000, respectively, more than double the amounts reported at June 30, 1999.

Results for the third quarter and nine months of 1999 were lower than the same periods of 1998 due to operating and start-up expenses associated with the opening of Intervest National Bank in April of 1999. In addition, on January 1, 1999, the Company adopted the AICPA's Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." The SOP requires that all start-up costs be expensed as incurred for financial statement purposes effective January 1, 1999. The adoption of this statement resulted in a charge, net of a tax benefit, of $128,000 on January 1, 1999. The charge represented cumulative start-up costs incurred through December 31, 1998, associated with organizing Intervest National Bank.

Excluding Intervest National Bank's operations and the cumulative effect of adopting the new accounting standard, the Company's consolidated net earnings would have increased to $404,000 in the 1999 third quarter, from $393,000 in the same period of 1998. Similarly, net earnings for the first nine months of 1999 would have increased to $1,221,000, from $1,026,000 in the same period of 1998.

The Company also announced on October 18, 1999 that it has agreed to acquire Intervest Corporation of New York, a company with assets of approximately $95,000,000, consisting primarily of a portfolio of mortgages on improved real property. The combined total assets of the two companies at September 30, 1999 would be approximately $325,000,000. The two companies are related in that the same persons serve on their boards and the holders of all of the shares of Intervest Corporation of New York also own approximately 48% of the voting shares of the Company. In the merger, which was approved by both Boards of Directors, Intervest Corporation of New York shareholders will receive an aggregate of 1,250,000 shares of the Company's Class A common stock in exchange for all Intervest Corporation of New York's common stock. The merger, which is subject to regulatory approvals, as well as approval by the shareholders of the Company, is expected to close before the end of the year.

  Comparison of Financial Condition at September 30, 1999 and December 31, 1998
  -----------------------------------------------------------------------------

Overview
--------

The following table shows selected ratios of the Company at the end of or for the period indicated:


---------------------------------------------------------------------------------------------------------------------
                                                             At or For the                         At or For the
                                                             Quarter Ended                       Nine Months Ended
                                                             September 30,                          September 30,
---------------------------------------------------------------------------------------------------------------------
                                                          1999           1998                   1999            1998
---------------------------------------------------------------------------------------------------------------------
    Stockholders' equity to total assets                  8.87%         10.24%                 8.87%          10.24%
    Average stockholders' equity to average assets        9.53%         10.33%                 9.86%           9.87%
    Return on average assets (1)                          0.52%          0.87%                 0.48%           0.81%
    Return on average equity (1)                          5.49%          8.39%                 4.86%           7.49%
    Average interest-earning assets to
      interest-bearing liabilities                        1.10x          1.11x                 1.11x           1.11x
    Net interest margin (1)                               2.73%          2.83%                 2.70%           2.78%
    Noninterest expenses to average assets (1)            1.53%          1.14%                 1.50%           1.22%
---------------------------------------------------------------------------------------------------------------------
(1)   Ratios have been annualized.

Total assets at September 30, 1999 increased 15% to $230,156,000, from $200,522,000 at December 31, 1998, primarily reflecting increases in loans receivable and cash and cash equivalents. These increases were partially offset by a decline in securities held to maturity.

Total liabilities at September 30, 1999 increased to $209,747,000, from $180,978,000 at December 31, 1998, or 16%, reflecting growth in deposit accounts. Stockholders' equity grew 4% to $20,409,000 at September 30, 1999, from $19,544,000 at year-end 1998. Book value per common share also improved to $8.17 per share at September 30, 1999, from $7.87 at December 31, 1998.

The Company's balance sheets at the dates indicated were comprised of the following:


------------------------------------------------------------------------------------------------------------------------------
                                                      At September 30, 1999                       At December 31, 1998
                                                    Carrying               % of                      Carrying           % of
    ($ in thousands)                                  Value            Total Assets                   Value         Total Assets
------------------------------------------------------------------------------------------------------------------------------
    Cash and cash equivalents                        $  18,841              8.2%                  $  13,472               6.7%
    Securities held to maturity, net                    80,168             34.8                      82,338              41.1
    Loans receivable, net                              121,067             52.6                      96,074              47.9
    All other assets                                    10,080              4.4                       8,638               4.3
------------------------------------------------------------------------------------------------------------------------------
    Total assets                                      $230,156            100.0%                   $200,522             100.0%
------------------------------------------------------------------------------------------------------------------------------
    Deposits                                          $197,351             85.7                    $170,467              85.0%
    Convertible debentures                               6,930              3.0                       7,000               3.5
    Accrued interest payable on debentures                 738              0.3                         299               0.2
    All other liabilities                                4,728              2.1                       3,212               1.6
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                  209,747             91.1                     180,978              90.3
------------------------------------------------------------------------------------------------------------------------------
    Stockholders' equity                                20,409              8.9                      19,544               9.7
------------------------------------------------------------------------------------------------------------------------------
    Total liabilities and stockholders' equity        $230,156            100.0%                   $200,522             100.0%
------------------------------------------------------------------------------------------------------------------------------

Cash and Cash Equivalents
-------------------------

Cash and cash equivalents increased due to higher investments in overnight Fed funds. Excess cash has been invested short-term in anticipation of funding loan commitments in the fourth quarter of 1999.

Securities Held to Maturity
---------------------------

Securities held to maturity declined due to net maturities and calls of U.S. government agency securities. At September 30, 1999, the securities portfolio consisted of fixed-rate debt obligations of the Federal Home Loan Bank, Federal Farm Credit Bank, Federal National Mortgage Association, and US Treasury securities. Most of the securities allow the issuer the right to call or prepay its obligation without prepayment penalty.

Loans Receivable
----------------

Loans receivable increased primarily due to new commercial and multifamily real estate loan originations exceeding principal repayments. At September 30, 1999 and December 31, 1998, the Company did not have any loans on a nonaccrual status or classified as impaired.

Allowance for Loan Loss Reserves
--------------------------------

The Company monitors its loan portfolio to determine the appropriate level of the allowance for loan loss reserves based on various factors. These factors include: the type and level of loans outstanding, volume of loan originations; overall portfolio quality; loan concentrations; specific problem loans, historical chargeoffs and recoveries; adverse situations which may affect the borrowers' ability to repay; and management's assessment of the current and anticipated economic conditions in the Company's lending regions.

At September 30, 1999, the allowance amounted to $2,268,000, compared to $1,662,000 at year-end 1998. The allowance for loan loss reserves represented 1.84% of total loans outstanding at September 30, 1999, compared to 1.70% at December 31, 1998. The increase in the allowance primarily reflected the increased volume of new loan originations.

All Other Assets
----------------

All other assets increased primarily due to purchases ($1,081,000) of fixed assets mostly by Intervest National Bank, and a higher level of deferred tax benefits ($142,000) generated largely by start-up costs that were expensed by Intervest National Bank for financial statement purposes.

Deposit Liabilities
-------------------

Deposit liabilities increased from $170,467,000 at year-end 1998, to $197,351,000 at September 30, 1999. The increase was attributable to the opening of Intervest National Bank on April 1, 1999, whose deposit accounts grew to $26,355,000 at September 30, 1999.

At September 30, 1999, the Company's time deposit accounts totaled $104,766,000 and its demand deposit, savings, NOW and money-market accounts aggregated $92,585,000. The same categories of deposit accounts totaled $99,033,000 and $71,434,000, respectively, at December 31, 1998. Time deposits represented 53% of total deposits at September 30, 1999, compared to 58% at year-end 1998.

Convertible Debentures
----------------------

During 1999, convertible debentures (the Debentures) in the aggregate principal amount of $70,000 plus accrued interest were converted into shares of Class A common stock at the election of the Debenture holders.

The Holding Company's Debentures are due July 1, 2008 and are convertible at the option of the holders at any time prior to April 1, 2008, unless previously redeemed by the Holding Company, into shares of Class A common stock of the Holding Company at the following current conversion prices per share: $10.00 through December 31, 1999, $12.50 in 2000; $14.00 in 2001; $15.00 in 2002;
$16.00 in 2003;  $18.00 in 2004;  $21.00 in 2005; $24.00 in 2006; $27.00 in 2007
and $30.00 from January 1, 2008 through April 1, 2008. Interest on the debentures accrues and compounds quarterly and is payable at the maturity of the debentures whether by acceleration, redemption or otherwise. Any debenture holder may, on or before July 1 of each year commencing July 1, 2003, elect to be paid all accrued interest and to thereafter receive payments of interest quarterly. At September 30, 1999, accrued interest on the Debentures totaled $738,000.

All Other Liabilities
---------------------

All other liabilities increased as a result of the Company holding a greater amount of mortgage escrow funds. Mortgage escrow funds represent advance payments made by borrowers for taxes and insurance that are remitted by the Company to third parties. The increase reflects the timing of payments to taxing authorities as well as the growth in the loan portfolio.

Stockholders' Equity and Regulatory Capital
-------------------------------------------

Stockholders' equity increased almost entirely as a result of net earnings of $730,000 and the issuance of 14,864 shares of common stock, which resulted, net of issuance costs, in a $116,000 aggregate increase in stockholders' equity. The shares were issued as follows: 7,554 shares of Class A common stock upon the conversion of convertible debentures; 1,800 shares of Class A common stock upon the exercise of Class A warrants, 510 shares of Class A common stock in exchange for the shares of minority shareholders of Intervest Bank, and 5,000 shares of Class B common stock upon the exercise of Class B stock warrants.

Intervest Bank and Intervest National Bank are both well-capitalized institutions as defined by FDIC regulations. See note 5 to the condensed consolidated financial statements in this report for further information and their respective capital ratios.

                         Liquidity and Capital Resources
                         -------------------------------

The Company manages its liquidity position on a daily basis to assure that funds are available to meet operations, loan and investment funding commitments, deposit withdrawals and the repayment of borrowed funds. The Company's primary sources of funds consist of: retail deposits obtained through the Banks' offices; satisfactions and repayments of loans; the maturities and calls of securities; and cash provided by operating activities. From time-to-time, the Company may also borrow funds through the Fed funds market or sale of debentures. For information about the cash flows from the Company's operating, investing and financing activities, see the condensed consolidated statements of cash flows on page 4 of this report. At September 30, 1999, the Company's total commitment to lend aggregated approximately $19,000,000. Based on its cash flow projections, the Company believes that it can fund all of its outstanding commitments from the aforementioned sources of funds.

                               Interest Rate Risk
                               ------------------

Interest rate risk arises from differences in the repricing of assets and liabilities within a given time period. The principal objective of the Company's asset/liability management strategy is to minimize its exposure to changes in interest rates. The Company uses "gap analysis," which measures the difference between interest-earning assets and interest-bearing liabilities that mature or reprice within a given time period, to monitor its interest rate sensitivity. At September 30, 1999, the Company's one-year negative interest-rate sensitivity gap was $84,470,000, or 36.7% of total assets, compared to $73,637,000, or 36.7%, at December 31, 1998. In computing the gap, the Company treats its interest checking, money market and savings deposit accounts as immediately repricing. For a further discussion of interest rate risk and gap analysis, including all of the assumptions used in developing the Company's one-year gap position, see the Company's 1998 Annual Report on Form 10-KSB, pages 26 and 27.

                              Year 2000 Compliance
                              --------------------

The Year 2000 issue is the result of computer programs that were written using two digits rather than four digits to define the applicable year. As a result, such programs may recognize a date using "00" as the year 1900 instead of the year 2000, which could result in system failures or miscalculations. The Company is aware of the many areas affected by the Year 2000 computer issue, as addressed by the Federal Financial Institutions Examination Council in its interagency statement, which provided an outline for institutions to effectively manage the Year 2000 challenges.

The Company has completed its testing phase of mission critical systems and has determined that these systems are Year 2000 compliant. With regards to non-mission critical internal systems, the Company has or is in the process of replacing those systems that tested as being noncompliant. Additionally, the Company has contingency plans that provide for processing its data from alternative sites.

The Company also recognizes the importance of its borrowers rectifying any Year 2000 problems in a timely manner to avoid deterioration of the loan portfolio solely due to this issue. In this regard, the Company has identified material relationships and questionnaires have been completed to assess the inherent risks. The Company will work on a one-on-one basis with any borrower who has been identified as having high Year 2000 risk exposure.

Notwithstanding the above, there can be no assurances that all hardware and software that the Company uses will function properly on and after January 1, 2000, or that its borrowers and vendors will perform according to their representations, or that other third parties may cause adverse effects because of the Year 2000 issue.

Accordingly, there can be no assurance that the failure of others to address the Year 2000 issue or that the resulting effects will not have an adverse impact on the Company's business, financial condition, and results of operations. It is anticipated that the Banks' deposit customers will have increased demands for cash in the latter part of 1999 and correspondingly, the Banks will maintain adequate liquidity levels to meet any increased demand.

                       Comparison of Results of Operations
               for the Quarters Ended September 30, 1999 and 1998
               --------------------------------------------------

Overview
--------

The Company reported net earnings for the third quarter of 1999 of $278,000, compared to $393,000 for the third quarter of 1998. Diluted earnings per share amounted to $0.10, compared to $0.13 per diluted share in the third quarter of 1998. The decline in earnings was primarily due to a $297,000 increase in noninterest expenses and a $143,000 increase in the provision for loan loss reserves. These items were partially offset by an increase in net interest and dividend income of $156,000 and a $112,000 decline in the provision for income taxes.

Net Interest and Dividend Income
--------------------------------

Net interest and dividend income is the Company's primary source of earnings and is influenced primarily by the amount, distribution and repricing characteristics of its interest-earning assets and interest-bearing liabilities as well as by the relative levels and movements of interest rates. The table that follows sets forth information on average assets, liabilities and stockholders' equity; yields earned on interest-earning assets; and rates paid on interest-bearing liabilities for the periods indicated. The yields and rates shown are based on a computation of annualized income/expense for each period divided by average interest-earning assets/interest-bearing liabilities during each period. Certain yields and rates shown are adjusted for related fee income or expense. Average balances are derived from daily balances. Net interest margin is computed by dividing annualized net interest and dividend income by the average of total interest-earning assets during each period.

-----------------------------------------------------------------------------------------------------------------------------
                                                                             For the Quarter Ended
                                                     ------------------------------------------------------------------------
                                                          September 30, 1999                       September 30, 1998
                                                     -------------------------------         --------------------------------
                                                     Average      Interest    Yield/         Average      Interest    Yield/
($ in thousands)                                     Balance     Inc./Exp.     Rate          Balance     Inc./Exp.     Rate
-----------------------------------------------------------------------------------------------------------------------------
Assets
Interest-earning assets:
   Loans                                               $108,769      $2,396  8.81%            $  97,782      $2,260  9.25%
   Securities                                            82,371       1,193  5.79                66,464       1,037  6.24
   Other interest-earning assets                         12,041         150  4.98%                9,214         123  5.34
-----------------------------------------------------------------------------------------------------------------------------
Total interest-earning assets                           203,181      $3,739  7.36%              173,460      $3,420  7.89%
-----------------------------------------------------------------------------------------------------------------------------
Noninterest-earning assets                                9,545                                   7,952
-----------------------------------------------------------------------------------------------------------------------------
Total assets                                           $212,726                                $181,412
-----------------------------------------------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
   Checking deposits                                  $   7,380     $    56  3.04%             $  5,785       $  54  3.74%
   Savings deposits                                      23,363         243  4.16                16,842         207  4.93
   Money Market deposits                                 50,419         568  4.51                23,507         289  4.93
   Time deposits                                         95,864       1,325  5.53               103,123       1,492  5.80
                                                      ------------------------------------------------------------------------
   Total deposit accounts                               177,026       2,192  4.95               149,257       2,042  5.47
                                                      ------------------------------------------------------------------------
   Federal funds purchased                                  214           3  4.77                     -           -     -
   Convertible debentures and accrued interest            7,579         160  8.45                 7,062         150  8.50
-----------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                      184,819      $2,355  5.10%              156,319      $2,192  5.61%
-----------------------------------------------------------------------------------------------------------------------------
Noninterest-bearing deposits                              3,685                                   2,984
Noninterest-bearing liabilities                           3,959                                   3,362
Stockholders' equity                                     20,263                                  18,747
-----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity             $212,726                                $181,412
-----------------------------------------------------------------------------------------------------------------------------
Net interest and dividend income/spread                              $1,384  2.26%                           $1,228  2.28%
-----------------------------------------------------------------------------------------------------------------------------
Net interest-earning assets/margin                    $  18,362              2.73%             $ 17,141              2.83%
-----------------------------------------------------------------------------------------------------------------------------
Ratio of total interest-earning assets
   to total interest-bearing liabilities                  1.10x                                   1.11x
-----------------------------------------------------------------------------------------------------------------------------

Net interest and dividend income increased to $1,384,000 in the third quarter of 1999, from $1,228,000 in the 1998 third quarter. The increase was due to growth in the Company's balance sheet. The Company's net interest margin declined to 2.73%, from 2.83%. The decline in the interest rate margin was due to the yield on the Company's earning assets declining at a slightly faster pace than the cost of its funds as well as a slight decline in the ratio of earning-assets to interest-bearing liabilities.

The Company's yield on earning assets declined by 53 basis points due to several factors: an increase in the percentage of earning assets held as securities and short-term investments (securities and short-term investments have lower yields than the Company's loan portfolio); calls of higher-yielding U.S government agency securities with the resulting proceeds being invested in securities with lower rates; and originations of new loans at lower rates and prepayments of higher-yielding loans caused by the very competitive lending environment.

The Company's cost of funds declined by 51 basis points due to lower rates paid on deposit accounts as well as a change in the mix of deposits. Lower-cost deposits held in checking, savings and money-market accounts increased while the level of time deposits declined.

Provision for Loan Loss Reserves
--------------------------------

The provision for loan loss reserves is based on management's ongoing assessment of the adequacy of the allowance for loan loss reserves. The provision amounted to $270,000 in the third quarter of 1999, compared to $127,000 in the third quarter of 1998. See page 11 under the Caption for "Allowance for loan Loss Reserves" for additional discussion of the reserves.

Noninterest Income
------------------

Total noninterest income increased to $128,000 in the 1999 third quarter, from $71,000 in the third quarter of 1998, reflecting an increase in loan fee income from mortgage lending activities. Such fees include loan application fees and loan service and maintenance charges.

Noninterest Expenses
--------------------

Total noninterest expenses increased 57% to $815,000 in the third quarter of 1999, from $518,000 in the third quarter of 1998. The increase was almost entirely due to the opening of Intervest National Bank on April 1, 1999, which required the addition of employees and increased occupancy and equipment expenses.

Provision for Income Taxes
--------------------------

The provision for income taxes amounted to $149,000 in the third quarter of 1999, compared to $261,000 in the same period of 1998. The Company's effective tax rate (inclusive of state and local taxes) amounted to 34.9% in the 1999 period, compared to 39.9% in the 1998 period. The decline in the effective tax rate reflects increased deferred tax benefits generated from Intervest National Bank's operations.

                       Comparison of Results of Operations
             for the Nine-Months Ended September 30, 1999 and 1998
             -----------------------------------------------------

Overview
--------

The Company's earnings for the nine-months ended September 30, 1999 were $730,000, or $0.25 per diluted share, compared to $1,026,000, or $0.32 per diluted share for the same period of 1998. The decline in earnings was primarily due to a $731,000 increase in noninterest expenses and a $248,000 increase in the provision for loan loss reserves. These items were partially offset by a $559,000 increase in net interest and dividend income and a $130,000 increase in noninterest income. Results for the nine-months ended September 30, 1999 also included a one-time net charge of $128,000 related to the Company's required adoption, on January 1, 1999, of the AICPA's Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities."

Net Interest and Dividend Income
--------------------------------

Net interest and dividend income is the Company's primary source of earnings and is influenced primarily by the amount, distribution and repricing characteristics of its interest-earning assets and interest-bearing liabilities as well as by the relative levels and movements of interest rates. The table that follows, for the nine-month periods ended September 30, 1999 and 1998, sets forth the same information that is described above the table on page 14.

----------------------------------------------------------------------------------------------------------------------------
                                                                            For the Nine-Months Ended
                                                      ----------------------------------------------------------------------
                                                           September 30, 1999                      September 30, 1998
                                                           ------------------                      ------------------
                                                      Average     Interest    Yield/         Average      Interest    Yield/
($ in thousands)                                      Balance    Inc./Exp.     Rate          Balance     Inc./Exp.     Rate
----------------------------------------------------------------------------------------------------------------------------
Assets
Interest-earning assets:
   Loans                                             $  100,111      $6,580  8.76%            $  87,762      $6,010  9.13%
   Securities                                            84,301       3,674  5.81                66,577       3,075  6.16
   Other interest-earning assets                         10,044         350  4.65                 7,642         302  5.27
----------------------------------------------------------------------------------------------------------------------------
Total interest-earning assets                           194,456     $10,604  7.27%              161,981      $9,387  7.73%
----------------------------------------------------------------------------------------------------------------------------
Noninterest-earning assets                                8,645                                   7,678
----------------------------------------------------------------------------------------------------------------------------
Total assets                                           $203,101                                $169,659
----------------------------------------------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
   NOW deposits                                       $   7,516    $    174  3.09%            $   5,286      $  146  3.69%
   Savings deposits                                      25,396         786  4.13                15,703         572  4.87
   Money-market deposits                                 41,621       1,366  4.38                21,037         767  4.87
   Time deposits                                         93,408       3,855  5.50               101,193       4,352  5.75
                                                      ----------------------------------------------------------------------
   Total deposit accounts                               167,941       6,181  4.91               143,219       5,837  5.45
                                                      ----------------------------------------------------------------------
   Federal funds purchased                                  218           9  5.23                    26           1  5.13
   Convertible debentures and accrued interest            7,467         473  8.45                 2,619         167  8.50
----------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                      175,626      $6,663  5.06%              145,864      $6,005  5.49%
----------------------------------------------------------------------------------------------------------------------------
Noninterest-bearing deposits                              4,023                                   3,085
Noninterest-bearing liabilities                           3,431                                   2,442
Stockholders' equity                                     20,021                                  18,268
----------------------------------------------------------------------------------------------------------------------------
Total liabilities and stockholders' equity             $203,101                                $169,659
----------------------------------------------------------------------------------------------------------------------------
Net interest and dividend income/spread                              $3,941  2.21%                           $3,382  2.24%
----------------------------------------------------------------------------------------------------------------------------
Net interest-earning assets/margin                    $  18,830              2.70%            $  16,117              2.78%
----------------------------------------------------------------------------------------------------------------------------
Ratio of total interest-earning assets
   to total interest-bearing liabilities                  1.11x                                   1.11x
----------------------------------------------------------------------------------------------------------------------------

Net interest and dividend income increased to $3,941,000 in the nine-month period ended September 30, 1999, from $3,382,000 in the same period of 1998. The increase was due to growth in the Company's balance sheet. The Company's net interest margin declined slightly to 2.70%, from the 2.78% in the same period of 1998. The decline in the margin was essentially due to the same factors discussed in the comparison of the quarter ended September 30, 1999 versus September 30, 1998.

Provision for Loan Loss Reserves
--------------------------------

The provision for loan loss reserves is based on management's ongoing assessment of the adequacy of the allowance for loan loss reserves. The provision amounted to $605,000 for the nine-months ended September 30, 1999, compared to $357,000 for the same period of 1998. See page 11 under the Caption for "Allowance for Loan Loss Reserves" for additional discussion of the reserves.

Noninterest Income
------------------

Total noninterest income increased to $351,000 in the nine-months ended September 30, 1999, from $221,000 for the same period of 1998. The increase was due to higher fee income from mortgage lending activities. Such fees include loan application fees and loan service and maintenance charges.

Additionally, noninterest income for the 1999 period included a $56,000 gain (representing the balance of unearned income) from the sale of four multifamily real estate loans (with an aggregate principal balance of $5,604,000) by the Holding Company. The sale was made in order to increase the Holding Company's liquidity for funding Intervest National Bank's initial capital on April 1, 1999. The loans were sold to Intervest Corporation of New York, a related party, at estimated fair value.

Noninterest Expenses
--------------------

Total noninterest expenses increased 47% to $2,285,000 in the nine-month period ended September 30, 1999, from $1,554,000 in the same period of 1998. The increase was almost entirely due to the opening of Intervest National Bank on April 1, 1999, which required the addition of employees and increased occupancy and equipment expenses.

Provision for Income Taxes
--------------------------

The provision for income taxes amounted to $544,000 in the nine-month period ended September 30, 1999, compared to $666,000 in the same period of 1998. The Company's effective tax rate (inclusive of state and local taxes) amounted to 38.8% in the 1999 period, compared to 39.3% in the 1998 period.

Cumulative Effect of Change in Accounting Principle
---------------------------------------------------

The cumulative effect of the change in accounting principle represents the required adoption, on January 1, 1999, of the AICPA's Statement of Position
(SOP) 98-5, "Reporting on the Costs of Start-Up Activities," which applies to all companies except as provided for therein. The SOP requires that all start-up costs (except for those that are capitalizable under other generally accepted accounting principles) be expensed as incurred for financial statement purposes effective January 1, 1999. Previously, a portion of start-up costs were generally capitalized and amortized over a period of time. The adoption of this statement resulted in the immediate expensing on January 1, 1999 of $193,000 in start-up costs incurred through December 31, 1998 in connection with organizing Intervest National Bank. A deferred tax benefit of $65,000 was recorded in conjunction with this charge.

PART II. OTHER INFORMATION

ITEM 1.  Legal Proceedings
         Not Applicable

ITEM 2.  Changes in Securities and Use of Proceeds
(a)      Not Applicable
(b)      Not Applicable
(c)      Not Applicable
(d)      Not Applicable

ITEM 3.  Defaults Upon Senior Securities
         Not Applicable

ITEM 4.  Submission of Matters to a Vote of Security Holders

(a)      Not Applicable
(b)      Not Applicable
(c)      Not Applicable
(d)      Not Applicable

ITEM 5.  Other Information
         Not Applicable

ITEM 6.  Exhibits and Reports on Form 8-K
(a) Exhibit Index (numbered in accordance with Item 601 of Regulation S-B) 27 - Financial Data Schedule (For SEC Purposes only)
(b)      No Reports on Form 8-K were filed  during the quarter  ended  September
         30, 1999.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


         INTERVEST BANCSHARES CORPORATION AND SUBSIDIARIES

         Date:  November 9, 1999            By:    /s/ Lowell S. Dansker
                                            ----------------------------
                                            Lowell S. Dansker,
                                            President and Treasurer
                                            (Chief Financial Officer)

         Date:  November 9, 1999            By:    /s/ Lawrence G. Bergman
                                            ------------------------------
                                            Lawrence G. Bergman,
                                            Vice President and Secretary

PERIOD-TYPE                   9-MOS
FISCAL-YEAR-END                          DEC-31-1999
PERIOD-END                               SEP-30-1999
CASH                                           3,210
INT-BEARING-DEPOSITS                             388
FED-FUNDS-SOLD                                15,343
TRADING-ASSETS                                     0
INVESTMENTS-HELD-FOR-SALE                          0
INVESTMENTS-CARRYING                          80,168
INVESTMENTS-MARKET                            78,744
LOANS                                        123,335
ALLOWANCE                                      2,268
TOTAL-ASSET                                 230,156
DEPOSITS                                     197,351
SHORT-TERM                                         0
LIABILITIES-OTHER                              5,466
LONG-TERM                                      6,930
PREFERRED-MANDATORY                                0
PREFERRED                                          0
COMMON                                         2,499
OTHER-SE                                      17,910
TOTAL-LIABILITIES-AND-EQUITY                 230,156
INTEREST-LOAN                                  6,580
INTEREST-INVEST                                3,674
INTEREST-OTHER                                   350
INTEREST-TOTAL                                10,604
INTEREST-DEPOSIT                               6,181
INTEREST-EXPENSE                               6,663
INTEREST-INCOME-NET                            3,941
LOAN-LOSSES                                      605
SECURITIES-GAINS                                   0
EXPENSE-OTHER                                  2,285
INCOME-PRETAX                                  1,402
INCOME-PRE-EXTRAORDINARY                       1,402
EXTRAORDINARY                                      0
CHANGES                                        (128)
NET-INCOME                                       730
EPS-BASIC                                        .29
EPS-DILUTED                                      .25
YIELD-ACTUAL                                    7.27
LOANS-NON                                          0
LOANS-PAST                                         0
LOANS-TROUBLED                                     0
LOANS-PROBLEM                                      0
ALLOWANCE-OPEN                                 1,662
CHARGE-OFFS                                        0
RECOVERIES                                         1
ALLOWANCE-CLOSE                                2,268
ALLOWANCE-DOMESTIC                             2,268
ALLOWANCE-FOREIGN                                  0
ALLOWANCE-UNALLOCATED                              0

        ANNEX E - INTERVEST CORPORATION OF NEW YORK REPORT ON FORM 10-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 10-K

                                   (Mark One)
 X ANNUAL REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT
                                      ---
                                     OF 1934
                  For the fiscal year ended December 31, 1997
                                       OR
  TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIIES EXCHANGE
                          ACT OF 1934 (NO FEE REQUIRED)
     For the transition period from .......................................
                  to ........................................

                                                          Commission File Number
                                                                     33-22976-NY

                        INTERVEST CORPORATION OF NEW YORK
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           New York                                         13-3415815
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                          Identification No.)


          10 Rockefeller Plaza, New York, New York             10020-1903
--------------------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code           (212) 757-7300
                                                   -----------------------------


           Securities Registered Pursuant to Section 12(b) of the Act:

                                      None
                                ----------------
                                (Title of Class)


           Securities Registered Pursuant to Section 12(g) of the Act:

                                      None
                                ----------------
                                (Title of Class)


Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES X NO

Indicate by check mark if disclosure of delinquent filers pursuant to item 405 of Regulation SK is not contained herein, and will not be contained, to the best of Registrant's knowledge in definitive proxy or information statements incorporated by reference in Part III to this Form 10-K or any amendment to this Form 10-K (X) .

As of February 28, 1998 there were 31.84 shares of the Registrant's common stock outstanding.




                                TABLE OF CONTENTS



                                     PART I

                                                                                                                      Pages

Item  1           Description of Business                                                                                 3
Item  2           Properties                                                                                              7
Item  3           Legal Proceedings                                                                                       7
Item  4           Submission of Matters to a Vote of Security Holders                                                     7



                                     PART II


Item  5           Market for the Registrant's Shares and Related Stockholder Matters                                      8
Item  6           Selected Financial Data                                                                                 9
Item  7           Management's Discussion and Analysis of Financial Condition and Results of                             10
                     Operations
Item  7A          Quantitative and Qualitative Disclosures about Market Risk                                             13
Item  8           Financial Statements and Supplementary Data                                                            13
Item  9           Changes in and Disagreements with Accountants on Accounting and Financial                              28
                     Disclosure



                                    PART III


Item 10           Directors and Executive Officers of the Registrant                                                     28
Item 11           Executive Compensation                                                                                 29
Item 12           Security Ownership of Certain Beneficial Owners and Management                                         30
Item 13           Certain Relationships and Related Transactions                                                         30



                                     PART IV


Item 14           Exhibits, Financial Statement Schedules and Reports on Form 8-K                                        30

SIGNATURES                                                                                                               33





                  Supplemental Information to be Furnished with Reports Filed Pursuant to Section                        34
                     15(d) of the Act.

                                     PART I



Item  1.   Description of Business

Intervest Corporation of New York (the "Company") was formed in April 1987 by Lowell S. Dansker, Lawrence G. Bergman and Helene D. Bergman for the purpose of engaging in the real estate business, including the acquisition and purchase of real estate mortgage loans.

The principal offices of the Company are located at 10 Rockefeller Plaza, Suite 1015, New York, New York 10020-1903, and its telephone number is 212-757-7300. The Company presently has no employees; and only one of its officers serves with compensation. It presently owns mortgages on real estate, and intends to acquire and originate additional mortgages on real estate. The Company may in the future engage in any aspect of the real estate and mortgage finance business.

The Company also has two wholly-owned subsidiaries.

Present Business

The Company owns a portfolio of mortgages on improved real property. The aggregate outstanding principal balance at December 31, 1997 due on such mortgages is approximately $75,202,000 ($74,316,000 after adjusting for a discount of $886,000). The company has in the past and may in the future own "wraparound mortgages" under which the principal amount of and debt service on one or more senior mortgages is included within the principal amount of and debt service on the wraparound mortgage. The holder of the wraparound mortgage is required to pay the obligations due under such senior mortgages from the payments which it receives on the wraparound mortgage.

For financial statement reporting purposes, all mortgages contributed or sold to the Company by affiliates have been recorded at the historical cost of the affiliate. The historical cost of the mortgage loans which originated in connection with the sale of real estate includes a discount to reflect an appropriate market interest rate at the date of origination.

Five mortgages owned by the Company are senior mortgages on net leased, single tenant, free standing commercial properties, thirty-one are senior mortgages on multifamily residential apartment buildings, five are junior mortgages on multifamily residential apartment buildings, one is a senior mortgage on land, three are senior mortgages on commercial buildings and two are participations in first mortgages on commercial properties.

Twenty-eight of the residential properties are located in New York City, two are located in suburbs of New York City, four are located in the State of New Jersey, one is located in the State of Pennsylvania and one is located in the State of Florida. One of the Company's mortgages is a blanket mortgage covering several residential properties located in Philadelphia, Pennsylvania. Two of the residential properties are owned by cooperative corporations (a form of owner-occupied apartment ownership in New York City). Thirty-four of the residential properties are rental properties, nine of which have commercial space (stores) on the ground floor. Twenty-nine of the Company's mortgages on these properties are first mortgages, and five are junior mortgages. Two of the mortgages are participations in first mortgages on commercial properties in Florida. One of the mortgages is a first mortgage on land located in the State of Florida.

Future Business Operations

The Company plans to engage in the real estate business, including the acquisition and origination of additional mortgages in the future. Such additional mortgages may be purchased from affiliates of the Company or from unaffiliated parties. It is anticipated that such mortgages will be acquired or originated using the proceeds of offerings of the Company's debt securities and/or internally generated funds.

The Company intends to continue to originate new mortgages, to acquire existing mortgages, and to acquire equity interests in real property. In originating new mortgages, the Company intends to act as a lender of money to owners of equity interests in real property. The Company acquired certain existing mortgages from mortgagees after it commenced business and intends to acquire additional existing mortgages from mortgagees in the future. The Company does not presently own any equity interests in real property nor has it acquired such an equity interest in real property since the date it commenced business. However, the Company may purchase equity interests in real property in the future or it may acquire such an equity interest pursuant to a foreclosure upon a mortgage held by it.

The Company's mortgage loans may include: (i) first mortgage loans; (ii) junior mortgage loans; and (iii) wraparound mortgage loans.

The Company's mortgage loans will generally be secured by income-producing properties. In determining whether to make mortgage loans, the Company will analyze relevant real property and financial factors which may in certain cases include such factors as the condition and use of the subject property, its income-producing capacity and the quality, experience and creditworthiness of the owner of the property. The Company's mortgage loans will generally not be personal obligations of the borrower and will not be insured or guaranteed by governmental agencies or otherwise. The Company may make both long- and short-term mortgage loans. The Company anticipates that generally its mortgage loans will provide for balloon payments due at the time of their maturity.

With respect to the acquisition of equity interests in real estate, the Company may acquire and retain title to properties or, may, directly or through a subsidiary, retain an interest in a partnership formed to acquire and hold title to real property.

While no such transactions are presently pending, the Company would, in appropriate circumstances, consider the expansion of its business through investments in or acquisitions of other companies engaged in real estate or mortgage business activities.

Real Estate Investment Policies

While the Company has not previously made acquisitions of real property or managed income-producing property, its management has had substantial experience in the acquisition and management of properties and, in particular, multifamily residential properties. The executive officers of the Company have been actively involved in such activities for many years. (See "Item 10").

Real property that may be acquired will be selected by management of the Company. The Board of Directors of the Company has not adopted any formal policies regarding the percentage of the Company's assets that may be invested in any single property, or in any type of property, or regarding the geographic location of properties that may be acquired. No vote of any securities holders of the Company is necessary for any investment in real estate.

The Company anticipates that any equity interests it may acquire will be in commercial, income-producing properties, primarily multifamily residential properties located in the New York metropolitan area. The acquisition of real estate may be financed in reliance upon working capital, mortgage financing or a combination of both. It is anticipated that properties selected for acquisition would have potential for appreciation in value.

While such properties would typically generate cash flow from rentals, it is anticipated that income from properties will generally be reinvested in capital improvements to the properties.

While the Company would maintain close supervision over any properties that it may own, independent managing agents may be engaged when deemed appropriate by management. All such properties would, as a matter of policy, be covered by property insurance in amounts deemed adequate in the opinion of management.


Mortgage Investment Policy

Future investments in mortgages will be selected by management of the Company. The Board of Directors of the Company has not adopted any formal policy regarding the percentage of the Company's assets which may be invested in any single mortgage, or in any type of mortgage investment, or regarding the geographic location of properties on which the mortgages owned by the Company are liens. However, it is the present intention of the management of the Company to maintain the diversification of the portfolio of mortgages owned by the Company. No vote of any security holders of the Company is necessary for any investment in a mortgage.

The Company anticipates that it will acquire or originate senior and junior mortgages, primarily on multifamily residential properties located in the New York metropolitan area. The Company anticipates that the amount of each mortgage it may acquire in the future will not exceed 85% of the fair market value of the property securing such mortgage. Such mortgages generally will not be insured by the Federal Housing Administration or guaranteed by the Veterans Administration or otherwise guaranteed or insured in any way. The Company requires that all mortgaged properties be covered by property insurance in amounts deemed adequate in the opinion of management. The Company also acquires or originates mortgages which are liens on other types of properties, including commercial and office properties, and may resell mortgages.

Temporary Investment by Affiliates on Behalf of the Company

An affiliate of the Company may make a mortgage loan or purchase a mortgage in its own name and temporarily hold such investment for the purpose of facilitating the making of an investment of the Company, provided that any such investment is acquired by the Company at a cost no greater than the cost of such investment to the affiliate plus carrying costs and provided there is no other benefit to the affiliate arising out of such transaction.

Certain Characteristics of the Company's Mortgage Investments

Mortgages typically provide for periodic payments of interest and, in some cases, principal during the term of the mortgage, with the remaining principal balance and any accrued interest due at the maturity date. The majority of the mortgages owned by the Company provide for balloon payments at maturity, which means that a substantial part or all of the original principal of the mortgage is due in one lump sum payment at maturity. The property on which the mortgage is a lien provides the security for the mortgage. If the net revenue from the property is not sufficient to make all debt service payments due on mortgages on the property, or if at maturity or the due date of any balloon payment the owner of the property fails to raise the funds to make the payment (by refinancing, sale or otherwise), the Company could sustain a loss on its investment in the mortgage. To the extent that the aggregate net revenues from the Company's mortgage investments are insufficient to provide funds equal to the payments due under the Company's debt obligations, then the Company would be required to utilize its working capital for such purposes or otherwise obtain the necessary funds from outside sources. No assurance can be given that such funds would be available to the Company.

With respect to any wraparound mortgages which may be originated by the Company in the future, such wraparound mortgages are generally negotiated and structured on an individual, case by case basis, and may be structured to include any or all of the following provisions:

      (i) The Company may lend money to a real property owner who would be obligated to repay the senior underlying mortgage debt as well as the new wraparound indebtedness owed to the Company.

      (ii) The Company may legally assume the obligation to make the payments due on the senior underlying mortgage debt.

      (iii) The real property owner-debtor may agree to make payments to the Company in satisfaction of both the senior underlying mortgage debt and the new wraparound indebtedness owed to the Company.

      (iv) The Company may receive a mortgage on the real property to secure repayment of the total amount of indebtedness (wraparound indebtedness and the senior underlying mortgage indebtedness).

      The mortgages owned by the Company that are junior mortgages are subordinate in right of payment to senior mortgages on the various properties. In all cases, in the opinion of management, the current value of the underlying property collateralizing the mortgage loan is in excess of the stated amount of the mortgage loan. Therefore, in the opinion of management of the Company, each property on which a mortgage owned by the Company is a lien constitutes adequate collateral for the related mortgage loan. Accordingly, in the event the owner of a property fails to make required debt service payments, management believes that, based upon current value, upon a foreclosure of the mortgage and sale of the property, the Company would recover its entire investment. However, there can be no assurance that the current value of the underlying property will be maintained.

Loan Loss Experience

For financial reporting purposes, the Company considers a loan as delinquent or non-performing when it is contractually past due 90 days or more as to principal or interest payments. To date, the Company has only experienced a single default or delinquency in its mortgage portfolio. It is pursuing foreclosure proceedings with respect to a single mortgage, the principal balance of which is $1,583,700. The Company evaluates its portfolio of mortgage loans on an individual basis, comparing the amount at which the investment is carried to its estimated net realizable value. Since the Company has experienced only a single default or delinquency, no allowance for loan losses is presently maintained.

Tax Accounting Treatment of Payments Received on Mortgages

The Company derives substantially all of its cash flow from debt service payments which it receives on mortgages owned by it. The tax accounting treatment of such debt service payments, as income or return of capital, depends on the particular mortgage. In the case of mortgages which pay interest only, the entire debt service payment prior to maturity received by the Company is treated as income and the repayment of principal is generally considered a return of capital. In the case of mortgages which include amortization of principal in the debt service payment received by the Company, the amount representing amortization of principal is generally treated as a return of capital for tax accounting purposes. However, the Company will report $199,000 of additional taxable income upon the collection of $830,000 of principal applicable to five mortgages due to deferrals of taxable income in connection with prior real estate transactions.

Financial Accounting Treatment of Payments Received on Mortgages

For financial reporting purposes, the Company's basis in mortgages originated in connection with real estate sale transactions is less than the face amount outstanding. This difference is attributable to discounts recorded by the Company to reflect a market rate of interest at the date the loans were originated. These discounts will be amortized over the lives of the mortgages.

Effect of Government Regulation

Investment in mortgages on real properties presently may be impacted by government regulation in several ways. Residential properties may be subject to rent control and rent stabilization laws. As a consequence, the owner of the property may be restricted in its ability to raise the rents on apartments. If real estate taxes, fuel costs and maintenance of and repairs to the property were to increase substantially, and such increases are not offset by increases in rental income, the ability of the owner of the property to make the payments due on the mortgage as and when they are due might be adversely affected.

Laws and regulations relating to asbestos have been adopted in many jurisdictions, including New York City, which require that whenever any work is undertaken in a property in an area in which asbestos is present, the asbestos must be removed or encapsulated in accordance with such applicable local and federal laws and regulations. The cost of asbestos removal or encapsulation may be substantial, and if there were not sufficient cash flow from the property, after debt service on mortgages, to fund the required work, and the owner of the property fails to fund such work from other sources, the value of the property could be adversely affected, with consequent impairment of the security for the mortgage.

Laws regulating the storage, disposal and clean up of hazardous or toxic substances at real property have been adopted at the federal, state and local levels. Such laws may impose a lien on the real property superior to any mortgages on the property. In the event such a lien were imposed on any property which serves as security for a mortgage owned by the Company, the security for such mortgage could be impaired.

Item  2.  Properties

None.

Item  3.  Legal Proceedings

Except with respect to foreclosure proceedings related to one of its mortgages, the Company is not engaged in any litigation, nor does it presently know of any threatened or pending litigation in which it is contemplated that the Company will be made a party.

Item  4.  Submission of Matters to a Vote of Security Holders

None.

                                     PART II


Item  5.  Market for the Registrant's Shares and Related Stockholder Matters

There is no established trading market for the Company's shares of common stock. As of February 28, 1998, there were three recordholders of the Company's shares of common stock. In the two most recent fiscal years, no cash dividends were declared or paid with respect to the Company's common stock.


Item 6.  Selected Financial Data

Income Statement Data
                                                                              Year Ended December 31,
                                              1997              1996             1995            1994             1993
                                           ----------        ----------      -----------     -----------      --------
Revenue
   Interest income..............          $10,088,000       $ 9,497,000      $ 7,984,000     $ 6,368,000      $ 4,337,000
   Other income                               428,000           372,000          332,000         283,000          802,000
   Gain on early repayment of
      discounted mortgage receivable          215,000           282,000           82,000          17,000           18,000
                                          -----------       -----------      -----------     -----------      -----------

                                          $10,731,000       $10,151,000       $8,398,000      $6,668,000       $5,157,000
                                          -----------       -----------       ----------      ----------       ----------


Expenses
   Interest.........................      $ 8,181,000        $7,053,000       $6,227,000      $4,591,000       $3,415,000
   General and administrative                 773,000           948,000          657,000         483,000          188,000
   Amortization of deferred
      bond offering costs.......              958,000           869,000          748,000         655,000          529,000
                                          -----------        ----------       ----------      ----------       ----------

                                           $9,912,000        $8,870,000       $7,632,000      $5,729,000       $4,132,000
                                           ----------        ----------       ----------      ----------       ----------


Income Before Income Taxes                $   819,000        $1,281,000       $  766,000      $  939,000       $1,025,000
Provision for Income Taxes                    373,000           584,000          324,000         403,000          480,000
                                          -----------       -----------       ----------      ----------       ----------
Net Income......................          $   446,000       $   697,000       $  442,000      $  536,000       $  545,000
                                          ===========       ===========       ==========      ==========       ==========

Ratio of Earnings to Fixed
   Charges (1)...................              1.1                1.2              1.1               1.2              1.3
   -----------

(1) The actual ratio of earnings to fixed charges has been computed by dividing earnings (before state and federal taxes and fixed charges) by fixed charges. Fixed charges consist of interest incurred during the period and amortization of deferred debenture offering costs.

Balance Sheet Data

                                                                                   December 31
                                            1997               1996            1995               1994           1993
                                        -------------      ------------    -------------     ------------     -----------

Mortgages receivable..........            $74,316,000       $69,699,000      $55,146,000     $56,666,000      $41,521,000
Total assets......................         95,571,000        92,223,000       77,579,000      64,745,000       54,650,000
Long term obligations.........             82,966,000        79,006,000       66,850,000      54,427,000       45,239,000
Stockholders' equity...........            10,521,000        10,075,000        9,378,000       8,936,000        8,400,000


Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations

Liquidity and Capital Resources:

The Company is engaged in the real estate business, including the origination and purchase of real estate mortgage loans, consisting of first mortgage, junior mortgage and wraparound mortgage loans. The Company's current investment policy emphasizes the investment in mortgage loans on income producing properties. The majority of the Company's loans are expected to mature within approximately five years.

The Company's liquidity is managed to ensure that sufficient funds are available to meet maturities of borrowings or to make other investments, taking into account anticipated cash flows and available sources of funds. The Company's principal sources of funds have consisted of borrowings (principally through the issuance of its subordinated debentures), mortgage repayments and cash flow from ongoing operations. Total stockholders' equity at December 31, 1997 was $10,521,000. The Company considers its current liquidity and additional sources of funds sufficient to satisfy its outstanding commitments and its maturing liabilities.

Results of Operations:

Year Ended December 31, 1997 and 1996

Interest Income for 1997 was $10,088,000 as compared to $9,497,000 for 1996. The increase of $591,000 resulted mainly from an increase in mortgages receivable. Interest paid by the Company on most of its debentures, as well as the interest earned on many of its mortgages, is keyed to the prime rate, which was 8 1/4% at December 31, 1996, and increased to 8 1/2% on March 26, 1997.

Interest expense for the 1997 period was $8,181,000 as compared to $7,053,000 for the 1996 period. The increase of $1,128,000 resulted mainly from an increase in long term obligations.

General and administrative expenses for 1997 was $773,000 as compared to $948,000 for 1996. The decrease of $175,000 resulted mainly from lower management fees and payroll expenses.

The provision for income taxes are $373,000 and $584,000 for 1997 and 1996, respectively. These provisions represent 46% of pretax income for each period.

Year Ended December 31, 1996 and 1995

Interest income for 1996 was $9,497,000 as compared to $7,984,000 for 1995. The increase of $1,513,000 resulted mainly from an increase in mortgages receivable, offset in part by a decrease in interest rates subsequent to July 1995. Interest paid by the Company on most of its debentures, as well as the interest earned on many of its mortgages, is keyed to the prime rate, which was 8 1/2% at December 31, 1995, and decreased to 8 1/4% on February 1, 1996.

Interest expense for the 1996 period was $7,053,000 as compared to $6,227,000 for the 1995 period. The increase of $826,000 resulted mainly from an increase in long term obligations, offset in part by a decrease in interest rates subsequent to July 1995.

General and administrative expenses for 1996 was $948,000 as compared to $657,000 for 1995. The increase of $291,000 resulted mainly from the payment of an officer's salary and increased advertising expenses.

The provision for income taxes are $584,000 and $324,000 for 1996 and 1995, respectively. These provisions represent 46% and 42% of pretax income for each period.

Since the Company intends to continue to expand its asset base, including its mortgage portfolio, it is anticipated that its interest income will continue to grow. To the extent that such growth is funded in reliance upon long-term obligations, interest expense will likewise increase. The size of any such increase will, of course, depend upon the principal amounts of the additional assets or liabilities, as well as interest rates.

Since the Company is engaged in the real estate business, its results of operations are affected by general economic trends in real estate markets, as well as by trends in the general economy and the movement of interest rates. Since the properties underlying the Company's mortgages are concentrated in the New York City area, the economic condition in that area can also have an impact on the Company's operations.

The number of instances of prepayment of mortgage loans tends to increase during periods of declining interest rates and tends to decrease during periods of increasing interest rates. Certain of the Company's mortgages include prepayment provisions, and others prohibit prepayment of indebtedness entirely. In any event, the Company believes that it would be able to reinvest the proceeds of any prepayments of mortgage loans in comparable mortgages so that prepayments would not have any materially adverse effect on the Company's business.

The rental housing market in New York City remains stable and the Company expects that such properties will continue to appreciate in value with little or no reduction in occupancy rates. The Company's mortgage portfolio is composed predominantly of mortgages on multi-family residential properties, most of which are subject to applicable rent control and rent stabilization statutes and regulations. In both cases, any increases in rent are subject to specific limitations. As such, properties of the nature of those constituting the most significant portion of the Company's mortgage portfolio are not affected by the general movement of real estate values in the same manner as other income-producing properties.

The Company's mortgages are generally acquired or originated for investment and not for resale in the secondary market, and it is, in general, the Company's intention to hold such mortgages to maturity. The Company's mortgage loans generally do not meet the criteria set forth by relevant federal agencies, and as a result are not readily marketable in the secondary market.

Impact of Inflation:
The Company may lend at fixed interest rates that exceed the rates applicable, from time to time, to the Debentures payable by the Company. Under such circumstances inflation has not had a material effect on the Company's continuing operations. Should inflation result in rising interest rates, the Company would have to devote a higher percentage of the interest payments it receives from its fixed rate mortgages to meet the interest payments due on the Debentures. The extent to which the Company may be required to allocate the interest payments it receives to the payment of the interest due on the Debentures as a result of increasing interest rates is limited because the interest payable on both principal and accrued interest on the Debentures may not exceed a certain maximum percent per annum. Should the Company be required to pay the maximum interest payable on the Debentures, the Company may be required to use its working capital for purposes of interest payments.

Business:
The Company is engaged in the real estate business and has historically invested primarily in real estate mortgage loans secured by income producing real property. Such transactions typically require an understanding of the underlying real estate transaction and rapid processing and funding as a principal basis for competing in the making of these loans. The Company does not finance new construction.

At December 31, 1997, 59% of the outstanding principal amount of the Company's loans (net of discounts) were secured by properties located in the greater New York metropolitan area. The balance of the Company's loans are secured by properties located in Florida, Georgia, New Jersey, upstate New York, Pennsylvania and Virginia.

Certain of the Company's real estate mortgage loans bear interest at a fixed rate. The balance of such loans bear interest at fluctuating rates. As of December 31, 1997, approximately 36% of the Company's mortgage portfolio was comprised of fixed rate mortgages. Interest on the loans is usually payable monthly.

At December 31, 1997, the Company's portfolio consisted of 47 real estate mortgage loans totaling $75,202,000 in the aggregate face principal amount ($74,316,000 in carrying amount for financial reporting purposes, the difference representing unearned discounts). Of the principal amount of real estate loans outstanding at December 31, 1997, 91% represent first mortgage loans and 9% represent junior mortgage loans.

The Company may also, from time to time, acquire interests in real property, including fee interests.

Investment Policy-Operations:

The  Company's  current  investment  policy  related  to  mortgages   emphasizes
investments in real estate mortgages secured by income producing real property, located primarily in the greater New York metropolitan area.

The  properties  to be mortgaged  are  personally  inspected by  management  and mortgage loans are made only on those properties where management is knowledgeable as to operating income and expense. The Company generally relies upon its management in connection with the valuation of properties. From time to time, however, it may engage independent appraisers and other agents to assist in determining the value of income-producing properties underlying mortgages, in which case the costs associated with such services are generally paid by the mortgagor.

The Company's current investment policy related to real estate acquisitions emphasizes investments in income-producing properties located primarily in the New York metropolitan area.

Current Loan Status:

At December 31, 1997, the Company had 47 real estate loans in its portfolio, totaling $75,202,000 (face amount) in aggregate principal amount. Interest rates on the mortgage portfolio range between 6% and 23% per annum. Certain mortgages have been discounted utilizing rates between 9% and 17% per annum.

Certain information concerning the Company's mortgage loans outstanding at December 31, 1997 is set forth below:

                                                                    Carrying
                                                                   Amount of                                  No. of
                                                                     Mortgage            Prior Liens           Loans
                                                                     --------            -----------           -----

      First Mortgage Loans................................         $67,782,000         $            0           42
      Junior Mortgages.....................................          6,534,000             14,539,000            5
                                                                   -----------            -----------           --

                                                                   $74,316,000            $14,539,000           47
                                                                   ===========            ===========           ==


The historical cost of the mortgage loans which originated in connection with the sale of real estate includes a discount to reflect an appropriate market interest rate at the date of origination.

Competition:

The Company competes for acceptable investments with real estate investment trusts, commercial banks, insurance companies, savings and loan associations, pension funds and mortgage banking firms, many of which have greater resources with which to compete for desirable mortgage loans.

Item 7A. Quantitative and Qualitative Disclosures about Market Risk

Not Applicable

Item  8.  Financial Statements and Supplementary Data                                                                 Pages
----  --  -------------------------------------------                                                                 -----

Report of Independent Auditors ....................................................................................      14

Consolidated Balance Sheets as of December 31, 1997 and 1996.......................................................      15

Consolidated Statements of Operations and Retained Earnings
      for the Years Ended December 31, 1997, 1996 and 1995.........................................................      16

Consolidated Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and 1995.........................      17

Notes to Financial Statements......................................................................................      18

Schedule IV -- Mortgage Loans on Real Estate -- December 31, 1997..................................................      25





Other financial statement schedules and inapplicable periods with respect to schedules listed above are omitted because the conditions requiring their filing do not exist or the information required thereby is included in the financial statements filed, including the notes thereto.

                                                Richard A. Eisner & Company, LLP
                                                     Accountants and Consultants
--------------------------------------------------------------------------------
AUDITORS' REPORT

Board of Directors and Stockholders
Intervest Corporation of New York
New York, New York


We have audited the accompanying consolidated balance sheets of Intervest Corporation of New York and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1997. Our audits also included the financial statement schedule listed in the Index at
Item 14(a). These financial statements and related schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and related schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements enumerated above present fairly, in all material respects, the consolidated financial position of Intervest Corporation of New York and subsidiaries at December 31, 1997 and 1996, and the consolidated results of their operations and cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. Also, in our opinion, the schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.



Richard A. Eisner & Company, LLP

New York, New York
January 23, 1998

                       INTERVEST CORPORATION OF NEW YORK


Consolidated Balance Sheets

                                                               December    31,
                                                               --------    ---
                                                             1997          1996
                                                             ----          ----
ASSETS

Cash and cash equivalents                                $15,596,000    $16,911,000
Mortgages receivable, including
due from affiliates of $6,250,000
in 1997 and 1996 (Notes B, D and E)                       74,316,000     69,699,000
Deferred  debenture offering costs,
net of accumulated  amortization
o$2,675,000 and $2,262,000  (Note B)                       4,270,000      4,475,000
Other  assets (Note G)                                     1,389,000      1,138,000
                                                         -----------    -----------
                                                         $95,571,000    $92,223,000
                                                         ===========    ===========


LIABILITIES:
Accounts
accounts payable and accrued expenses                    $   114,000    $   406,000
Mortgage escrow deposits                                   1,617,000      2,356,000
Subordinated debentures payable (Note C)                  78,000,000     75,500,000
Debenture  interest  payable  at  maturity  (Note  C)      4,966,000      3,506,000
Deferred mortgage interest and fees                          353,000        380,000
                                                         -----------    -----------
                                                          85,050,000     82,148,000
                                                         -----------    -----------


Commitments  and other  matters (Note  F)

STOCKHOLDERS'  EQUITY
Common stock, no par value; authorized
200 shares; issued and outstanding 32 shares               2,000,000      2,000,000
Additional paid-in capital                                 3,509,000      3,509,000
Retained earnings                                          5,012,000      4,566,000
                                                         -----------    -----------
                                                          10,521,000     10,075,000
                                                         -----------    -----------
                                                         $95,571,000    $92,223,000
                                                         ===========    ===========

                                       15

                       INTERVEST CORPORATION OF NEW YORK


Consolidated Statements of Operations and Retained Earnings

                                                                                  Year Ended December 31,
                                                                            1997           1996           1995
                                                                            ----           ----           ----
Revenue: Interest income:
Affiliates                                                             $   693,000    $   693,000    $   985,000
Others                                                                   9,395,000      8,804,000      6,999,000
                                                                       -----------    -----------    -----------
                                                                        10,088,000      9,497,000      7,984,000
Other income (Note E)                                                      428,000        372,000        332,000
Gain on early repayment of discounted mortgages receivable (Note D)        215,000        282,000         82,000
                                                                       -----------    -----------    -----------
                                                                        10,731,000     10,151,000      8,398,000
                                                                       -----------    -----------    -----------
Expenses:
Interest                                                                 8,181,000      7,053,000      6,227,000
General and administrative (Note E)                                        773,000        948,000        657,000
Amortization of deferred debenture offering costs (Note B)                 958,000        869,000        748,000
                                                                       -----------    -----------    -----------
                                                                         9,912,000      8,870,000      7,632,000
                                                                       -----------    -----------    -----------
Income before income taxes                                                 819,000      1,281,000        766,000
Provision for income taxes (Note G)                                        373,000        584,000        324,000
                                                                       -----------    -----------    -----------
Net income                                                                 446,000        697,000        442,000
Retained earnings - beginning of year                                    4,566,000      3,869,000      3,427,000
                                                                       -----------    -----------    -----------
Retained earnings - end of year                                        $ 5,012,000    $ 4,566,000    $ 3,869,000
                                                                       ===========    ===========    ===========

                                       16

                       INTERVEST CORPORATION OF NEW YORK


Consolidated Statements of Cash Flows

                                                                      Year Ended December 31,
                                                              -------------------------------------
                                                              1997            1996             1995
                                                              ----            ----             ----
Cash flows from operating activities:
       Net income                                      $    446,000     $    697,000     $    442,000
Adjustments to reconcile net income to net
     cash provided by operating activities:
Amortization of discount on mortgages receivable           (435,000)        (421,000)        (255,000)
Amortization of deferred debenture offering costs           958,000          869,000          748,000
Gain on early repayment of discounted mortgages            (215,000)        (282,000)         (82,000)
Changes in:
Other assets                                               (251,000)        (240,000)        (109,000)
Accounts payable and accrued expenses                      (292,000)         342,000            4,000
Mortgage escrow deposits                                   (739,000)       1,335,000           11,000
Debenture interest payable at maturity                    1,460,000        1,374,000       (1,356,000)
Deferred mortgage interest and fees                         (27,000)         114,000          (46,000)
                                                       ------------     ------------     ------------

Net cash provided by (used in) operating activities         905,000        3,788,000         (643,000)
                                                       ------------     ------------     ------------

Cash flows from investing activities:
Collection of mortgages receivable                       25,464,000       20,924,000       18,981,000
Mortgages receivable acquired                           (29,431,000)     (34,774,000)     (17,124,000)
Principal payments of mortgages payable                                      (18,000)         (21,000)
Purchase of governmental obligations                                                          985,000
                                                       ------------     ------------     ------------

Net cash (used in) provided by investing activities      (3,967,000)     (13,868,000)       2,821,000
                                                       ------------     ------------     ------------

Cash flows from financing activities:
Proceeds from subordinated debenture offerings            8,500,000       17,000,000       20,000,000
Payment of debenture offering costs                        (753,000)      (1,479,000)      (1,784,000)
Redemption of subordinated debentures                    (6,000,000)      (6,200,000)      (6,200,000)
                                                       ------------     ------------     ------------

Net cash provided by financing activities                 1,747,000        9,321,000       12,016,000
                                                       ------------     ------------     ------------

(Decrease) increase in cash and cash equivalents         (1,315,000)        (759,000)      14,194,000
Cash and cash equivalents at beginning of year           16,911,000       17,670,000        3,476,000
                                                       ------------     ------------     ------------

Cash and cash equivalents at end of year               $ 15,596,000     $ 16,911,000     $ 17,670,000
                                                       ============     ============     ============

                                       17

                       INTERVEST CORPORATION OF NEW YORK
                         Notes to Financial Statements
Note A - The Company

Intervest Corporation of New York (the "Company") was formed by Lowell S. Dansker, Lawrence G. Bergman and Helene D. Bergman for the purpose of engaging in the real estate business, including the origination and purchase of real estate mortgage loans.


Note B - Significant Accounting Policies

[1]  Consolidation policy:

         The financial statements include the accounts of all subsidiaries. Material intercompany items are eliminated in consolidation.

[2]  Mortgage loans:

         Loans are stated at their outstanding principal balances, net of any deferred fees or costs on originated loans and unamortized discounts on purchased loans. Interest income is accrued on the unpaid principal balance. Discounts are amortized to income over the life of the related receivables using the constant interest method. Loan origination fees net of certain direct origination costs are deferred and recognized as an adjustment of the yield of the related loans.

[3]  Allowance for losses:

         An allowance for loss related to loans that are impaired is based on discounted cash flows using the loan's initial effective interest rate or the fair value of the collateral. Management's periodic evaluation of the need for, or adequacy of, the allowance is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral and other relevant factors. This evaluation is inherently subjective as it requires material estimates including the amounts and timing of future cash flows expected to be received on any impaired loans that may be susceptible to significant change. For financial reporting purposes mortgages are deemed to be delinquent when payment of either principal or interest is more than 90 days past due.

[4]  Deferred debenture offering costs:

         Costs relating to offerings of debentures are amortized over the terms of the debentures based on serial maturities. Deferred debenture offering costs consist primarily of underwriters' commissions.

                       INTERVEST CORPORATION OF NEW YORK
                         Notes to Financial Statements

Note B - Significant Accounting Policies (continued)

[5]  Statement of cash flows:

         For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. Interest and income taxes were paid as follows:

Year Ended
December 31,    Interest    Income Taxes
------------    --------    ------------
      1997    $6,721,000    $  827,000
      1996     5,679,000       196,000
      1995     7,584,000       331,000


[6]  Estimated fair value of financial instruments:

         The Company considers the carrying amounts presented for mortgages receivable and subordinated debentures payable on the consolidated balance sheets to be reasonable approximations of fair value. The Company's variable or floating interest rates on large portions of its receivables and payables approximate those which would prevail in current market transactions. Considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market transaction.

[7]  Use of estimates:

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

[8]  Concentration of credit risk:

         (a) The Company places its temporary cash investments with higher credit-quality financial institutions, including a bank owned by the shareholders of the Company and in governmental obligations. Such investments are generally in excess of the FDIC insurance limit. The Company has not experienced any losses from such investments.

         (b) The Company's mortgage portfolio is composed predominantly of mortgages on multi-family residential properties in the New York City area, most of which are subject to applicable rent control and rent stabilization statutes and regulations. In both cases, any increases in rent are subject to specific limitations. As such, properties of the nature of those constituting the most significant portion of the Company's mortgage portfolio are not affected by the general movement of real estate values in the same manner as other income-producing properties. The rental housing market in New York City remains stable and the Company expects that such properties will continue to appreciate in value with little or no reduction in occupancy rates.

                       INTERVEST CORPORATION OF NEW YORK
                         Notes to Financial Statements

Note C - Subordinated Debentures Payable

The Company's Registered Floating Rate Redeemable Debentures consist of the following:

                                                       December  31,
                                                   -------------------
                                                   1997           1996
                                                   ----           ----

Series 10/4/89, interest at 1% above prime                    $ 2,000,000
Series 3/28/90, interest at 1% above prime                      2,000,000
Series 5/13/91, interest at 2% above prime     $ 6,000,000      6,000,000
Series 2/20/92, interest at 2% above prime       4,500,000      4,500,000
Series 6/29/92, interest at 2% above prime       7,000,000      7,000,000
Series 9/13/93, interest at 2% above prime       8,000,000      8,000,000
Series 1/28/94, interest at 2% above prime       4,500,000      4,500,000
Series 10/28/94, interest at 2% above prime      4,500,000      4,500,000
Series 5/12/95, interest at 1% above prime                      1,000,000
Series 5/12/95, interest at 2% above prime       9,000,000      9,000,000
Series 10/19/95, interest at 1% above prime                     1,000,000
Series 10/19/95, interest at 2% above prime      9,000,000      9,000,000
Series 5/10/96, interest at 1% above prime       1,000,000      1,000,000
Series 5/10/96, interest at 2% above prime      10,000,000     10,000,000
Series 10/15/96, interest at 1% above prime        500,000        500,000
Series 10/15/96, interest at 2% above prime      5,500,000      5,500,000
Series 4/30/97, interest at 9%                     500,000
Series 4/30/97, interest at 1% above prime       8,000,000
                                               -----------    -----------
                                               $78,000,000    $75,500,000
                                               ===========    ===========

"Prime" refers to the prime rate of Chase Manhattan Bank.

Prime was 8 1/2% on December 31, 1997. Minimum interest is 9 1/2% and maximum interest is 15% on Series 5/13/91. Series 2/20/92 has minimum interest of 8% and maximum interest of 14%, Series 6/29/92 has maximum interest of 14%, Series 9/13/93, 1/28/94, 10/28/94, 5/12/95, 10/19/95, 5/10/96, 10/15/96 and 4/30/97 due
October 1, 2005 have maximum interest of 12%, and Series 4/30/97 due July 1, 1999 has interest of 9%.

Payment of interest on an aggregate of $13,790,000 of debentures is deferred until maturity and earns interest at prime. Any debenture holder who has deferred receipt of interest may at any time elect to receive the deferred interest and subsequently receive regular payments of interest.

The debentures may be redeemed, in whole or in part, at any time at the option of the Company. For debentures issued after 1996, redemption would generally be at a premium of 1% or 2% if the redemption is prior to 1999.

The debentures are unsecured and subordinate to all present and future senior indebtedness, as defined.

                       INTERVEST CORPORATION OF NEW YORK
                         Notes to Financial Statements


Note C - Subordinated Debentures Payable (continued)

Maturities of debentures are summarized as follows:

           Year Ending
           December 31,
           ------------
                 1998    $ 1,000,000
                 1999     11,500,000
                 2000      7,000,000
                 2001      8,000,000
                 2002      4,500,000
Thereafter until 2005     46,000,000
                          ----------
                         $78,000,000
                         ===========

Note D - Mortgages Receivable

Information as to mortgages receivable is summarized as follows:

                                   December 31,
                          --------------------------
                                 1997           1996
                                 ----           ----
First mortgages           $68,668,000    $62,914,000
Junior mortgages            6,534,000      7,687,000
                          -----------    -----------
                           75,202,000     70,601,000
Less unearned discount        886,000        902,000
                          -----------    -----------
                          $74,316,000    $69,699,000
                          ===========    ===========

Interest rates on mortgages range from 6% to 23%. Certain mortgages have been discounted utilizing rates ranging from 12% to 17%.

During 1996 and 1997 certain mortgages were paid in full prior to their maturity date. This resulted in the recognition of a gain, which represents the balance of the unamortized discount applicable to these mortgages.

Maturities of mortgages receivable are summarized as follows:

             Year Ending
             December 31,
             ------------
                 1998    $27,171,000
                 1999     23,088,000
                 2000      4,535,000
                 2001        790,000
                 2002        951,000
Thereafter until 2015     18,667,000
                         -----------
                         $75,202,000
                         ===========

                       INTERVEST CORPORATION OF NEW YORK
                         Notes to Financial Statements


Note D - Mortgages Receivable (continued)

The Company evaluates its portfolio of mortgage loans on an individual basis, comparing the amount at which the investment is carried to its estimated net realizable value. At the respective balance sheet dates, no allowances were required, although as of December 31, 1997, one mortgage with a carrying value of $1,584,000 is delinquent. The Company is in the process of foreclosing on the related property, the fair value of which exceeds the carrying value of this loan.


Note E - Related Party Transactions

During 1995 affiliates sold, to unrelated third parties, properties subject to mortgages held by the Company. In connection with those sales, the Company's mortgages in the original aggregate amount of $6,958,000 was refinanced and the Company received new first mortgages totaling $9,670,000.

Other income includes fees of $6,000 , $8,000 and $42,000 from affiliates in 1997, 1996, and 1995, respectively.

The Company utilizes personnel and other facilities of affiliated entities and is charged service fees for general and administrative expenses for placing mortgages, servicing mortgages and distributing debenture interest checks. Such fees amounted to $264,000, $367,000 and $342,000 in 1997, 1996 and 1995,
respectively. Management believes these service fees are reasonable.

The Company participates with Intervest Bank in two mortgages. The balance of the Company's participation in these mortgages was $1,309,919 at December 31, 1997. The shareholders of the Company are officers, directors and shareholders of the Parent of Intervest Bank.


Note F - Commitments

[1]  Office lease:

         The Company occupies its office space under a lease which terminates on September 30, 2004. In addition to minimum rents the Company is required to pay its proportionate share of increases in the building's real estate taxes and costs of operation and maintenance as additional rent. Rent expense amounted to $176,000, $180,000 and $177,000 for 1997, 1996 and 1995, respectively.

         Future minimum rents under the lease are as follows:

          Year Ending
          December 31,
          ------------
               1998    $  174,902
               1999       174,902
               2000       179,133
               2001       191,828
               2002       191,828
        Thereafter        335,699
                       ----------
                       $1,248,292
                       ==========

         The Company shares this space with affiliates who were charged rent of $64,000, $63,000 and $77,000 in 1997, 1996 and 1995, respectively.

                       INTERVEST CORPORATION OF NEW YORK
                         Notes to Financial Statements


Note F - Commitments (continued)

[2]  Employment agreement:

         Effective as of July 1, 1995, the Company entered into an employment agreement with its Executive Vice President, who is related to the stockholders, for a term of ten years at an annual salary in the present amount of $140,450, which is subject to increase annually by six percent or by the percentage increase in the consumer price index, if higher. In the event of the executive's death or disability, one-half of this amount will continue to be paid for a term as defined in the agreement.


Note G - Income Taxes

The Company has provided for income taxes in the periods presented based on the federal, state and city tax rates in effect for these periods.

The provision for income taxes consists of the following components:

                                           Year Ended
                                          December 31,
                           ------------------------------------
                                1997          1996         1995
                                ----          ----         ----
Current taxes:
Federal                    $ 242,000     $ 324,000    $ 143,000
State and local              164,000       216,000      102,000
Deferred taxes:
Federal                      (20,000)       26,000       46,000
State and local              (13,000)       18,000       33,000
                           ---------     ---------    ---------
                           $ 373,000     $ 584,000    $ 324,000
                           =========     =========    =========

Temporary differences exist between financial accounting and tax reporting which result in a net deferred tax asset, included in other assets, as follows:

                                                   Year Ended
                                                  December 31,
                                      ------------------------------------
                                          1997         1996         1995
                                          ----         ----         ----
Debenture underwriting commissions    $  9,000     $ 19,000     $ 32,000
Deferred fees and interest              49,500       58,000       68,000
Discount on mortgages receivable       (18,500)     (70,000)     (49,000)
                                      --------     --------     --------
                                      $ 40,000     $  7,000     $ 51,000
                                      ========     ========     ========

                       INTERVEST CORPORATION OF NEW YORK
                         Notes to Financial Statements


Note G - Income Taxes (continued)

The amounts of income taxes provided varied from the amounts which would be "expected" to be provided at the statutory federal income tax rates in effect for the following reasons:

                                                            December 31,
                                                   --------------------------------
                                                   1997          1996          1995
                                                   ----          ----          ----
Tax computed based upon the statutory
federal tax rate                              $ 278,000     $ 435,000     $ 260,000
State and local income tax, net of federal
income tax benefit                              101,000       158,000        98,000
Nontaxable income                               (10,000)       (9,000)      (10,000)
Other                                             4,000                     (24,000)
                                              ---------     ---------     ---------
                                              $ 373,000     $ 584,000     $ 324,000
                                              =========     =========     =========

                         INTERVEST CORPORATION OF NEW YORK
                         SCHEDULE IV--MORTGAGE LOANS ON REAL ESTATE
                         DECEMBER 31, 1997

                             EFFECTIVE  ACTUAL    FINAL
                              INTEREST INTEREST  MATURITY
DESCRIPTION                     RATE     RATE      DATE       PERIODIC PAYMENT TERMS
------------------------------  ----     ----    --------   --------------------------
COMMERCIAL FIRST MORTGAGES:
OFFICE BUILDINGS:
NEW CITY, NEW YORK              12.25%   6.20%    12/08/10 PRINCIPAL AND INTEREST ANNUALLY

SHOPPING CENTERS:
STONY BROOK, NEW YORK           14.20   12.50 (B) 01/30/99            (C)
HENRIETTA, NEW YORK             14.30   12.50 (B) 12/04/98            (C)

MANUFACTURING BUILDING:
CORONA, NEW YORK                13.90   12.50 (B) 10/15/99            (C)

RESTAURANTS:
MANASSAS, VIRGINIA             12.375    6.50     12/01/05 PRINCIPAL AND INTEREST ANNUALLY
IRONDEQUOIT, NEW YORK           12.50    7.20     12/01/12 PRINCIPAL AND INTEREST ANNUALLY
DECATUR AND JONESBORO, GEORGIA  13.00    8.50     04/01/13            (C)

PARTICIPATIONS:
BROOKSVILLE, FLORIDA            12.25   12.25     10/18/99
DUNEDIN, FLORIDA                8.875   8.875     05/12/12

RESIDENTIAL FIRST MORTGAGES:
CO-OPERATIVE APARTMENT BUILDINGS:
NEW YORK, NEW YORK              11.51   11.51     07/31/99            (C)
NEW YORK, NEW YORK               9.00    9.00     11/01/99            (C)

RENTAL APARTMENT BUILDINGS:
BRONX, NEW YORK                  9.00    9.00 (A) 07/01/06            (C)
BRONX, NEW YORK                 11.00   11.00     11/01/12            (C)
BRONX, NEW YORK                 12.75   12.75     08/01/12            (C)

NEW YORK, NEW YORK              10.00   10.00     10/01/00            (D)
BROOKLYN, NEW YORK              14.00   12.50 (B) 12/03/98            (C)

BROOKLYN, NEW YORK              14.50   12.50 (B) 06/26/98            (C)

BRONX, NEW YORK                 13.75   13.75     06/01/10            (C)
BRONX, NEW YORK                 12.75   12.75     01/01/11            (C)
BRONX, NEW YORK                 12.50   12.50 (A) 08/01/10            (C)
BRONX, NEW YORK                 12.00   12.00 (A) 09/30/99            (C)
BRONX, NEW YORK                 13.75   13.75 (A) 06/01/13            (C)
BRONX, NEW YORK                 10.00   10.00     11/01/15            (C)
BROOKLYN, NEW YORK              14.80   12.50 (B) 04/11/99            (C)
BRONX, NEW YORK                 13.00   13.00 (A) 01/01/10            (C)
NEW YORK, NEW YORK              10.00   10.00     10/01/00            (D)
BRONX, NEW YORK                 12.75   12.75     11/01/11            (C)
NEW YORK, NEW YORK              11.00   10.00     03/15/10            (C)
NEW YORK, NEW YORK              11.00   10.00     03/15/10            (C)

RESIDENTIAL FIRST MORTGAGES,
RENTAL APARTMENT BUILDINGS: (CONTINUED)
BRONX, NEW YORK                 13.57   13.57 (A) 11/01/13            (C)
NEW YORK, NEW YORK              10.00   10.00     10/01/00            (D)
NEW YORK, NEW YORK              11.00   11.00     03/01/99            (D)
NEW YORK, NEW YORK              16.40   14.50 (B) 09/25/98            (C)
EAST WINDSOR, NEW JERSEY        16.90   14.50 (B) 02/04/98            (C)
PINE HILL, NEW JERSEY           16.20   14.50 (B) 05/01/99            (C)
PHILADELPHIA, PENNSYLVANIA      16.10   14.50 (B) 06/12/99            (C)
PASSAIC, NEW JERSEY             14.32   12.50 (B) 11/03/98            (C)

ELLENVILLE, NEW YORK            11.50   11.50     07/10/99            (C)
NEWARK, NEW JERSEY              11.71   10.00 (B) 12/30/98            (C)

ST. PETERSBURG, FLORIDA          9.00    8.50 (B) 12/31/00            (C)

FIRST MORTGAGES ON LAND:
OSCEOLA COUNTY, FLORIDA                           07/10/97

RESIDENTIAL SECOND MORTGAGES,
RENTAL APARTMENT BUILDINGS:
NEW YORK, NEW YORK              12.00   12.00     02/01/99            (D)
NEW YORK, NEW YORK              11.00   11.00     DUE ON DEMAND       (D)
NEW YORK, NEW YORK              10.50   10.50 (B) 02/01/98            (D)
NEW ROCHELLE, NEW YORK          11.50   11.50 (B) DUE ON DEMAND       (D)
ROCKVILLE CENTRE, NEW YORK      23.00   23.00     04/06/98            (D)




(A) INTEREST PAYMENTS ARE FIXED.  INTEREST RATE SHOWN IS APPROXIMATE.
(B) INTEREST AT FLUCTUATING RATE BASED ON BANK PRIME RATE.
(C) PRINCIPAL AND INTEREST MONTHLY.
(D) INTEREST ONLY, PRINCIPAL AT MATURITY.
(E) NO PREPAYMENT PERMITTED.
(F) NONE
(G) $750,000 OF PARTICIPATION OF MORTGAGE WAS SOLD IN 1996.
(H) $1,250,000 OF PARTICIPATION OF MORTGAGE WAS SOLD IN 1996.
(I) THE CARRYING AMOUNT OF MORTGAGES APPROXIMATES COST FOR INCOME TAX PURPOSES.


INTERVEST CORPORATION OF NEW YORK
SCHEDULE IV--MORTGAGE LOANS ON REAL ESTATE
DECEMBER 31, 1997
                                               FACE          CARRYING
                                PRIOR       AMOUNT OF        AMOUNT OF                PREPAYMENT PENALTY/
DESCRIPTION                     LIENS       MORTGAGES        MORTGAGES                     OTHER FEES
----------------------------- ---------    ------------   --------------  --------------------------------------------
COMMERCIAL FIRST MORTGAGES:
OFFICE BUILDINGS:
NEW CITY, NEW YORK                           $300,000         $143,000                       (F)

SHOPPING CENTERS:
STONY BROOK, NEW YORK                       4,394,000 (G)    3,568,000 ONE MONTH'S INTEREST
HENRIETTA, NEW YORK                         4,100,000        4,043,000 NOT PREPAYABLE PRIOR TO 10/04/1998;
                                                                       THEN ONE MONTH'S INTEREST
MANUFACTURING BUILDING:
CORONA, NEW YORK                              425,000          417,000 ONE MONTH'S INTEREST

RESTAURANTS:
MANASSAS, VIRGINIA                            300,000          122,000                       0.5%
IRONDEQUOIT, NEW YORK                         340,000          192,000                        1%
DECATUR AND JONESBORO, GEORGIA                583,000          373,000                       (F)

PARTICIPATIONS:
BROOKSVILLE, FLORIDA                          900,000          900,000                       (F)
DUNEDIN, FLORIDA                              750,000          410,000                       (F)

RESIDENTIAL FIRST MORTGAGES:
CO-OPERATIVE APARTMENT BUILDINGS:
NEW YORK, NEW YORK                            950,000          940,000                       (E)
NEW YORK, NEW YORK                            367,000          306,000                       (E)

RENTAL APARTMENT BUILDINGS:
BRONX, NEW YORK                               895,000          744,000 NOT PREPAYABLE UNTIL 1/1/2000.
BRONX, NEW YORK                             2,445,000        2,187,000 NOT PREPAYABLE UNTIL 2/2003.
BRONX, NEW YORK                               900,000          900,000 NOT PREPAYABLE UNTIL BALANCE UNDER $200,000,
                                                                           2% FEE ON UNPAID BALANCE.
NEW YORK, NEW YORK                            265,000          265,000                       (F)
BROOKLYN, NEW YORK                          2,500,000        2,470,000 NOT PREPAYABLE PRIOR TO 06/05/1998;
                                                                           THEN ONE MONTH'S INTEREST
BROOKLYN, NEW YORK                          7,100,000 (H)    5,746,000 NOT PREPAYABLE PRIOR TO 03/27/1998;
                                                                           THEN ONE MONTH'S INTEREST
BRONX, NEW YORK                             2,850,000        2,687,000 NOT PREPAYABLE UNTIL 3/1/2004.
BRONX, NEW YORK                             1,175,000        1,138,000                       (E)
BRONX, NEW YORK                             1,045,000          971,000 NOT PREPAYABLE UNTIL BALANCE UNDER $200,000.
BRONX, NEW YORK                               670,000          619,000                       (F)
BRONX, NEW YORK                             2,000,000        1,906,000                       (E)
BRONX, NEW YORK                             1,260,000        1,175,000 NOT PREPAYABLE UNTIL 3/1999.
BROOKLYN, NEW YORK                          1,150,000        1,131,000 NOT PREPAYABLE PRIOR TO 10/11/1998;
BRONX, NEW YORK                             1,650,000        1,576,000 NOT PREPAYABLE UNTIL 10/1/2000.
NEW YORK, NEW YORK                          1,445,000        1,445,000                       (F)
BRONX, NEW YORK                             1,850,000        1,824,000 NOT PREPAYABLE UNTIL 1/1/2003.
NEW YORK, NEW YORK                          1,150,000        1,020,000                       (F)
NEW YORK, NEW YORK                            300,000          272,000                       (F)


RESIDENTIAL FIRST MORTGAGES,
RENTAL APARTMENT BUILDINGS: (CONTINUED)
BRONX, NEW YORK                             4,510,000        4,510,000                       (E)
NEW YORK, NEW YORK                            425,000          425,000                       (F)
NEW YORK, NEW YORK                          1,100,000        1,100,000                       (F)
NEW YORK, NEW YORK                          2,700,000        2,587,000 ONE MONTH'S INTEREST
EAST WINDSOR, NEW JERSEY                    1,200,000        1,185,000 ONE MONTH'S INTEREST
PINE HILL, NEW JERSEY                       7,200,000        6,950,000                     1% FEE.
PHILADELPHIA, PENNSYLVANIA                  3,800,000        5,476,000                     1% FEE.
PASSAIC, NEW JERSEY                           925,000          904,000 NOT PREPAYABLE PRIOR TO 10/01/98;
                                                                       THEN ONE MONTH'S INTEREST
ELLENVILLE, NEW YORK                          950,000          913,000                       (F)
NEWARK, NEW JERSEY                          1,000,000          985,000 NOT PREPAYABLE PRIOR TO 10/01/98;
                                                                       THEN 1% FEE.
ST. PETERSBURG, FLORIDA                     1,775,000        1,674,000                       (F)

FIRST MORTGAGES ON LAND:
OSCEOLA COUNTY, FLORIDA   07/10/97          1,600,000        1,583,000                     1% FEE.

RESIDENTIAL SECOND MORTGAGES,
RENTAL APARTMENT BUILDINGS:
NEW YORK, NEW YORK           4,760,000      1,050,000        1,050,000                       (F)
NEW YORK, NEW YORK           5,593,000      3,300,000        3,300,000                       (F)
NEW YORK, NEW YORK           2,318,000      1,400,000        1,400,000                       (F)
NEW ROCHELLE, NEW YORK       1,300,000        500,000          500,000                       (F)
ROCKVILLE CENTRE, NEW YORK     568,000        300,000          284,000                     1% FEE
                           -----------    -----------      -----------
                           $14,539,000    $77,794,000      $74,316,000
                           ===========    ===========      ===========

(A) INTEREST PAYMENTS ARE FIXED.  INTEREST RATE SHOWN IS APPROXIMATE.
(B) INTEREST AT FLUCTUATING RATE BASED ON BANK PRIME RATE.
(C) PRINCIPAL AND INTEREST MONTHLY.
(D) INTEREST ONLY, PRINCIPAL AT MATURITY.
(E) NO PREPAYMENT PERMITTED.
(F) NONE
(G) $750,000 OF PARTICIPATION OF MORTGAGE WAS SOLD IN 1996.
(H) $1,250,000 OF PARTICIPATION OF MORTGAGE WAS SOLD IN 1996.
(I) THE CARRYING AMOUNT OF MORTGAGES APPROXIMATES COST FOR INCOME TAX PURPOSES.


INTERVEST CORPORATION OF NEW YORK

The following summary reconciles mortgages receivable at their carrying values


                                             Year Ended December 31
                                             ----------------------

                                          1997          1996          1995
                                      ------------  ------------  ------------

Balance at beginning of period        $69,699,000   $55,146,000   $56,666,000

Additions during period:
  Mortgages acquired                   29,431,000    34,774,000    17,124,000
                                      ------------  ------------  ------------
                                       99,130,000    89,920,000    73,790,000
Deductions during period:
  Collections of principal, net
    of amortization of discounts       24,814,000    20,221,000    18,664,000
                                      ------------  ------------  ------------
         BALANCE AT CLOSE OF PERIOD   $74,316,000   $69,699,000   $55,146,000
                                      ============  ============  ============

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None
                                    PART III


Item 10.  Directors and Executive Officers of the Registrant

The current directors and executive officers of the Company are as follows:

Lawrence G. Bergman, age 53, serves as a Director, and as Vice President and Secretary of the Company and has served in such capacities since the Company was organized. Mr. Bergman received a Bachelor of Science degree and a Master of Engineering (Electrical) degree from Cornell University, and a Master of Science in Engineering and a Ph.D degree from The Johns Hopkins University. Mr. Bergman is also a Director, Vice- President and Secretary of Intervest Bancshares Corporation, and Co-Chairman of the Board of Directors and a member of the Loan Committee of Intervest Bank. During the past five years, Mr. Bergman has been actively involved in the ownership and operation fo real estate and mortgages through certain family-owned entities.

Michael A. Callen, age 57, serves as a Director of the Company, and has served in such capacity since October, 1992. Mr. Callen received a Bachelor of Arts degree from the University of Wisconsin in Economics and Russian. Mr. Callen is Senior Advisor, The National Commercial Bank, Jeddah, Saudi Arabia and prior to 1993 was a Director and Sector Executive at Citicorp/Citibank , responsible for corporate banking activities in North America, Europe and Japan. Mr. Callen is a Director of Intervest Bancshares Corporation and a Director of AMBAC, Inc.

Jean Dansker, age 76, serves as Vice President of the Company and has served in such capacity since June, 1996. Mrs. Dansker received a Bachelor of Arts degree from Brooklyn College in Economics. Mrs. Dansker has been an active investor in real estate and mortgages for more than five years.

Jerome Dansker, age 79, serves as a Director and as Executive Vice President of the Company, and has served in such capacity since November, 1993. Mr. Dansker became Chairman of the Board of Directors in June, 1996. Mr. Dansker received a Bachelor of Science degree from the New York University School of Commerce, Accounts and Finance, a law degree from the New York University School of Law, and is admitted to practice as an attorney in the State of New York. Mr. Dansker is a Director, Chairman of the Board and Executive Vice President of Intervest Bancshares Corporation. He is also a Director and Chairman of the Loan Committee of Intervest Bank. During the past five years, Mr. Dansker has been actively involved in the ownership and operation of real estate and mortgages through certainfamily-owned entities.

Lowell S. Dansker, age 47, serves as a Director, and as President and Treasurer of the Company, and has served in such capacities since the Company was organized. Mr. Dansker received a Bachelor of Science in Business Administration from Babson College, a law degree from the University of Akron School of Law, and is admitted to practice as an attorney in New York, Ohio, Florida and the District of Columbia. Mr. Dansker is also a Director, President and Treasurer of Intervest Bancshares Corporation, an affiliated bank holding company and Co-Chairman of the Board of Directors and a member of the Loan Committee of Intervest Bank, a Florida state-chartered bank which is majority owned by Intervest Bancshares Corporation. During the past five years, Mr. Dansker has been actively involved in the ownership and operation of real estate and mortgages through certain family-owned entities.

Milton F. Gidge, age 68, serves as a Director of the Company, and has served in such capacity since December, 1988. Mr. Gidge received a Bachelor of Business Administration degree in Accounting from Adelphi University and a Masters Degree in Banking and Finance from New York University. Mr. Gidge retired in 1994 and, prior to his retirment, was a Director and Chairman-Credit Policy of Lincoln Savings Bank, F.S.B. (headquartered in New York City). He is also a Director of

Intervest Bancshares Corporation, Interboro Mutual Indemnity Insurance Company and Vicon Industries, Inc. Mr. Gidge was an officer of Lincoln Savings Bank, F.S.B. for more than five years.

William F. Holly, age 69, serves as a Director of the Company and has served in such capacity since December, 1990. Mr. Holly received a Bachelor of Arts degree in Economics from Alfred University. Mr. Holly is Chairman of the Board and Chief Executive Officer of Sage, Rutty & Co., Inc., members of the Boston Stock Exchange, with offices in Rochester, New York and Canandaigua, New York, and is also a Director of Intervest Bancshares Corporation and a Trustee of Alfred University. Mr. Holly has been an officer and director of Sage, Rutty & Co., Inc. for more than five years.

David J. Willmott, age 59, serves as a Director of the Company, and has served in such capacity since June, 1989. Mr. Willmott is a graduate of Becker Junior College and attended New York University Extension and Long Island University Extension of Southampton College. Mr. Willmott is the Editor and Publisher of Suffolk Life Newspapers, which he founded more than 25 years ago. Mr. Willmott is also a Director of Intervest Bancshares Corporation.

Wesley T. Wood, age 55, serves as a Director of the Company, and has served in such capacity since April, 1992. Mr. Wood received a Bachelor of Science degree from New York University, School of Commerce. Mr. Wood is President of Marketing Capital Corporation, an international marketing consulting and investment firm which he founded in 1973. He is also a Director of Intervest Bancshares Corporation, a Director of the Center of Direct Marketing at New York University, a member of the Marketing Committee at Fairfield University in Connecticut, and a Trustee of St. Dominics in Oyster Bay, New York.

All of the directors of the Company have been elected to serve as directors until the next annual meeting of the Company's shareholders. Each of the officers of the Company has been elected to serve as an officer until the next annual meeting of the Company's directors.

Mr. Bergman's wife is the sister of Lowell S. Dansker and Jerome Dansker is the father of Lowell S. Dansker and Mrs. Bergman. Jean Dansker is the wife of Jerome Dansker and the mother of Lowell S. Dansker and Mrs. Bergman.

Item 11.  Executive Compensation

Prior to July 1, 1995, no compensation was paid to or accrued by the Company for any executive officer or director of the Company (other than fees paid to directors for attending Board meetings). Each of the directors receives a fee of $250 for each meeting of the Board of Directors he attends. Effective as of July 1, 1995, the Company entered into an employment agreement with Mr. Jerome Dansker, its Executive vice President. The agreement is for a term of ten years and provides for the payment of an annual salary in the present amount of $140,450 which is subject to increase annually by six percent or by the percentage increase in the consumer price index, if higher. The agreement also provides for monthly expense account payments, the use of a car and medical benefits. In the event of Mr. Dansker's death or disability, monthly payments of one-half of the amount which otherwise would have been paid to Mr. Dansker will continue until the greater of (i) the balance of the term of employment, and
(ii) three years.

Item 12.  Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of February 28, 1998, information concerning the ownership of the outstanding common stock of the Company, all of which is beneficially owned by the three individuals listed below:

Name and Address of Beneficial Owner      Amount and Nature of Beneficial Ownership                        Percent of Class
------------------------------------      -----------------------------------------                        ----------------
      Lowell S. Dansker.....................                         15.92 shares (1)                                 50.0%
      360 West 55th Street
      New York, New York 10019

      Lawrence G. Bergman................                             3.79 shares                                     11.9%
      201 East 62nd Street,
      New York, New York 10021

      Helene D. Bergman...................                           12.13 shares (2)                                 38.1%
                                                                     ------------                                    ------
      201 East 62nd Street,
      New York, New York 10021
Total Outstanding............................                        31.84 shares                                    100.0%
                                                                      =============                                  ======

(1) Of the 15.92 shares beneficially owned by Mr. Dansker, 0.40 shares are owned by Mr. Dansker as custodian for his two children under the Uniform Gifts to Minors Act of the State of New York.

(2) Of the 12.13 shares beneficially owned by Mrs. Bergman, 0.40 shares are owned by her as custodian for her two children under the Uniform Gifts to Minors Act of the State of New York.

Item 13.  Certain Relationships and Related Transactions

During 1995, Capital Holding Company and New York Properties Trust sold to third parties four properties subject to mortgages held by the Company. In connection with those sales the Company's mortgages were refinanced and the Company acquired first mortgages totaling $9,670,000.

An annual mortgage servicing fee which is based on certain percentage of the face amount of mortgages receivable is paid by the Company monthly to Capital Holding Company, an affiliate of the Company. The services provided to the Company by Capital Holding Company in consideration for such mortgage servicing fee include (i) the collection of mortgages receivable, (ii) the payment of mortgages payable, (iii) the payment of property taxes for the mortgaged premises after receipt of such tax payments from mortgagors and (iv) the payment of property insurance premiums for the mortgaged properties after receipt of such insurance payments from mortgagors. For the fiscal year ended December 31, 1997, the amount of the mortgage servicing fee paid by the Company was $264,000.

Mr. William F. Holly, who is a director of the Company, also serves as Chairman of the Board and Chief Executive Officer of Sage, Rutty & Co., Inc., which firm has acted as an underwriter in connection with the Company's offerings of debentures, including the offering of debentures conducted during fiscal 1997.

                                     PART IV

Item 14.  Exhibits, Financial Statement Schedules, and Reports on Form 8-K

(a)   (1)    Financial Statements:

             See Item 8 "Financial Statements and Supplementary Data"

(a)   (2)    Financial Statement Schedules: IV - Mortgage Loans on Real Estate

             All  other   schedules   have  been   omitted   because   they  are
             inapplicable, not required, or the information is included in the Financial Statements or Notes thereto.

(a)   (3)    Exhibits:

      3.1 Certificate of Incorporation of the Company, incorporated by reference to the Company's Registration Statement on Form S-18 (File No. 33-27404-NY), declared effective on May 12, 1989.

      3.2 By-laws of the Company, incorporated by reference to the Company's Registration Statement on Form S-11 (File No. 33-39971), declared effective on May 13, 1991.

      4.1 Form of Indenture between the Company and First American Bank of Georgia, as trustee, dated as of October 15, 1989, incorporated by reference to the Company's Registration Statement on Form S-11 (No. 33- 30758), declared effective on October 4, 1989.

      4.2 Form of Indenture between the Company and First American Bank of Georgia, as trustee, dated as of April 15, 1990, incorporated by reference to the Company's Registration Statement on Form S-11 (No. 33- 33500), declared effective on March 28, 1990.

      4.3 Form of Indenture between the Company and First American Bank of Georgia, as trustee, dated as of June 1, 1991, incorporated by reference to the Company's Registration Statement on Form S-11 (No. 33- 39971), declared effective on May 13, 1991.

      4.4 Form of Indenture between the Company and The Bank of New York, as trustee, dated as of March 1, 1992, incorporated by reference to the Company's Registration Statement on Form S-11 (File No. 33-44085), declared effective on February 20, 1992.

      4.5 Form of Indenture between the Company and The Bank of New York, as trustee, dated as of July 1, 1992, incorporated by reference to the Company's Registration Statement on Form S-11 (File No. 33-47801), declared effective on June 29, 1992.

      4.6 Form of Indenture between the Company and The Bank of New York, as trustee, dated as of September, 15, 1993, incorporated by reference to the Company's Registration Statement on Form S-11 (File No.
33-65812), declared effective on September 13, 1993.

      4.7 Form of Indenture between the Company and The Bank of New York, as trustee, dated as of February 1, 1994, incorporated by reference to the Company's Registration Statement on Form S-11 (File No. 33-73108), declared effective on January 28, 1994.

      4.8 Form of Indenture between the Company and The Bank of New York, as trustee, dated as of November 1, 1994, incorporated by reference to the Company's Registration Statement on Form-S11 (File No.
33-84812), declared effective on October 28, 1994.

      4.9 Form of Indenture between the Company and The Bank of New York, as trustee, dated as of June 1, 1995, incorporated by reference to the Company's Registration Statement on Form-S11 (File No. 33-90596) declared effective on May 12, 1995.

      4.10 Form of Indenture between the Company and The Bank of New York, as trustee, dated as of November 1, 1995, incorporated by reference to the Company's Registration Statement on Form S-11 (File No.
33-96662), declared effective on October 19, 1995.

      4.11 Form of Indenture between the Company and The Bank of New York, as trustee, dated as of June 1, 1996, incorporated by reference to the Company's Registration Statement on Form S-11 (File No. 333-2459), declared effective on May 10, 1996.

      4.12 Form of Indenture between the Company and The Bank of New York, as trustee, dated as of November 1, 1996, incorporated by reference to the Company's Registration Statement on Form S-11 (File No.
333-11413), declared effective on October 15, 1996.

      4.13 Form of Indenture between the Company and The Bank of New York, as trustee, dated as of May 1, 1997, incorporated by reference to the Company's Registration Statement on Form S-11 (File No. 333-23093), declared effective on April 30, 1997.

      4.14 Agreements of Resignation, Appointment and Acceptance dated as of April 30, 1992, by and among the Company, First American Bank of Georgia, N.A. and The Bank of New York, incorporated by reference to the Company's annual report on Form 10K for the year ended December 31, 1992 wherein such documents were filed as exhibit 4.8.

      10.0 Employment Agreement between the Company and Jerome Dansker dated as of July 1, 1995, incorporated by reference to the Company's Registration Statement on Form S-11 (File #33-96662), declared effective on October 19, 1995.

      22.   List of Subsidiaries.

      27.    Financial Data Schedule

(b)   Reports on Form 8-K:

      None

                                   SIGNATURES

PURSUANT to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   INTERVEST CORPORATION OF NEW YORK


Dated: March 27, 1998            By:        /S/ Lowell S. Dansker
                                              ---------------------
                                                  Lowell S. Dansker, President

PURSUANT to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signatures
----------
                                        President
                                        (Principal Executive Officer),
/S/ Lowell S. Dansker                   Treasurer (Principal Financial
Lowell S. Dansker                       Officer and Principal Accounting
Dated: March 27, 1998                   Officer) and Director


/S/ Lawrence G. Bergman                 Vice President
Lawrence G. Bergman                     Secretary and Director
Dated: March 27, 1998


                                        Director
Michael A. Callen
Dated: March   , 1998


/S/ Jerome Dansker                      Director, Executive Vice President
Jerome Dansker
Dated: March 27, 1998


                                        Director
Milton F. Gidge
Dated: March   , 1998


/S/ William F. Holly                    Director
William F. Holly
Dated: March 27, 1998


                                        Director
David J. Willmott
Dated: March   , 1998


/S/ Wesley T. Wood                      Director
Wesley T. Wood
Dated: March 27, 1998

Supplemental Information to be Furnished with Reports Filled Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities Pursuant to
Section 12 of the Act:


Registrant does not distribute annual proxy statements to holders of its Debentures. The annual report to holders of its Debentures has not as yet been distributed.

When the annual report has been distributed to the holders of Debentures, four copies will be sent to the Commission.

DESCRIPTION     EXHIBIT 27 - FINANCIAL DATA SCHEDULE

LEGEND
this schedule contains information extracted from form 10-K december 31, 1997, and is qualified in its entirety by reference such financial statements. LEGEND
MULTIPLIER 1,000

PERIOD-TYPE                   12-MOS
FISCAL-YEAR-END                          DEC-31-1997
PERIOD-END                               DEC-30-1997
CASH                                          15,596
SECURITIES                                         0
RECEIVABLES                                   74,316
ALLOWANCES                                         0
INVENTORY                                          0
CURRENT-ASSETS                                     0
PP&E                                               0
DEPRECIATION                                       0
TOTAL-ASSETS                                  95,571
CURRENT-LIABILITIES                                0
BONDS                                         78,000
PREFERRED-MANDATORY                                0
PREFERRED                                          0
COMMON                                         2,000
OTHER-SE                                       8,521
TOTAL-LIABILITY-AND-EQUITY                    95,571
SALES                                              0
TOTAL-REVENUES                                10,731
CGS                                                0
TOTAL-COSTS                                        0
OTHER-EXPENSES                                 1,731
LOSS-PROVISION                                     0
INTEREST-EXPENSE                               8,181
INCOME-PRETAX                                    819
INCOME-TAX                                       373
INCOME-CONTINUING                                  0
DISCONTINUED                                       0
EXTRAORDINARY                                      0
CHANGES                                            0
NET-INCOME                                       446
EPS-PRIMARY                                        0
EPS-DILUTED                                        0

                                                                      Exhibit 22



                                  Subsidiaries



                                                        State of
           Name                                        Incorporation
           ----                                        -------------

           Intervest Distribution Corporation          New York
           Intervest Realty Servicing Corporation      New York

        ANNEX F - INTERVEST CORPORATION OF NEW YORK REPORT ON FORM 10-Q

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 10-Q


[ X ] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                    For the quarter ended September 30, 1999

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        For the transition period from to


                       Commission File Number 33-22976-NY

                        INTERVEST CORPORATION OF NEW YORK
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                 New York                               13-3415815
    (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                 Identification No.)


10 Rockefeller Plaza, New York, New York                10020-1903
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     (212)218-2800
--------------------------------------------------------------------------------

Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES X NO .

Indicate the number of shares outstanding of each of the Registrant's classes of Common Stock as of the latest practicable date.

   Class of Common Stock                       Outstanding at September 30, 1999
   ---------------------                       ---------------------------------
   Common Stock: No Par Value                  31.84 Shares
   Class B Stock: No Par Value                 15.89 Shares

                         PART I - FINANCIAL INFORMATION
                         ------------------------------



Item 1. Financial Statements

Results for the three months and for the nine months ended September 30, 1999 and 1998 include, in the opinion of management, all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results for such interim periods. Results for the three months and for the nine months ended September 30, 1999 and 1998 are not necessarily indicative of the results for the full years.

               INTERVEST CORPORATION OF NEW YORK AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS



                                                                              September 30,           December 31,
                                                                                  1999                    1998
                                                                                  ----                    ----
                                                                               (Unaudited)
ASSETS

         Cash and cash equivalents                                             $41,630,000              $27,426,000
         Mortgages receivable, including due from affiliates
              of $500,000 in 1998 (notes 2,4 and 5)                             52,353,000               67,533,000
         Deferred debenture offering costs, net of accumulated
              amortization of $3,529,000 and $3,482,000 (Note 2)                 3,462,000                3,646,000
         Other assets (Note 7)                                                   1,102,000                1,282,000
                                                                            --------------            -------------
         TOTAL ASSETS                                                          $98,547,000              $99,887,000
                                                                              ============              ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

         Accounts payable and accrued expenses                                $    112,000             $    169,000
         Mortgage escrow deposits                                                1,978,000                2,035,000
         Subordinated debentures payable (Note 3)                               77,400,000               80,300,000
         Debenture interest payable at maturity (Note 3)                         6,602,000                5,491,000
         Deferred mortgage interest and fees                                       276,000                  324,000
                                                                             -------------            -------------
         TOTAL LIABILITIES                                                      86,368,000               88,319,000
                                                                               -----------              -----------

Commitments and other matters (Note 6)

STOCKHOLDERS' EQUITY
         Common stock, no par value; authorized 200 shares;
              issued and outstanding 32 shares                                   2,000,000                2,000,000
         Class B stock, no par value; authorized 100 shares;
              issued and outstanding 16 shares                                     100,000                  100,000
         Additional paid-in capital                                              3,509,000                3,509,000
         Retained earnings                                                       6,570,000                5,959,000
                                                                            --------------            -------------
         TOTAL STOCKHOLDERS' EQUITY                                             12,179,000               11,568,000
                                                                             -------------             ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                     $98,547,000              $99,887,000
                                                                               ===========              ===========

See notes to financial statements

               INTERVEST CORPORATION OF NEW YORK AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                              AND RETAINED EARNINGS

                                                         Three Months Ended                       Nine Months Ended
                                                           September 30,                            September 30,
                                                           -------------                            -------------
                                                      1999               1998                    1999           1998
                                                      ----               ----                    ----           ----
                                                             (Unaudited)                                (Unaudited)
REVENUE

     Interest income
          Affiliates                         $        4,000          $   219,000          $    29,000       $   606,000
     Others                                       2,582,000            2,551,000            7,688,000         7,777,000
                                                  ---------           ----------            ---------         ---------
                                                  2,586,000            2,770,000            7,717,000         8,383,000

     Other income (Note 5)                          322,000              227,000              663,000           527,000
     Gain on early repayment of discounted
         mortgages receivable (Note 4)               67,000              142,000              369,000           279,000
                                                -----------           ----------           ----------        ----------
                                                  2,975,000            3,139,000            8,749,000         9,189,000
                                                  ---------            ---------            ---------         ---------

EXPENSES

     Interest                                     2,044,000            2,147,000            6,121,000         6,416,000
     General and administrative (Note 5)            280,000              206,000              820,000           570,000
     Amortization of deferred debenture
         offering costs (Note 2)                    225,000              223,000              678,000           671,000
     Depreciation expense                             1,000                                     3,000
                                               ------------     ----------------         ------------
                                                  2,550,000            2,576,000            7,622,000         7,657,000
                                                  ---------            ---------            ---------         ---------

Income before income taxes                          425,000              563,000            1,127,000         1,532,000
Provision for income taxes (Note 7)                 195,000              259,000              516,000           703,000
                                                 ----------           ----------         ------------       -----------

NET INCOME                                          230,000              304,000              611,000           829,000
Retained earnings - beginning                     6,340,000            5,537,000            5,959,000         5,012,000
                                                -----------          -----------          -----------       -----------
RETAINED EARNINGS - END                          $6,570,000           $5,841,000           $6,570,000        $5,841,000
                                                 ==========           ==========           ==========        ==========

See notes to financial statements

               INTERVEST CORPORATION OF NEW YORK AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                                                  Nine Months Ended
                                                                                   September 30,
                                                                                   -------------
                                                                           1999                       1998
                                                                           ----                       ----
                                                                                       (Unaudited)
OPERATING ACTIVITIES

         Net income                                                       $611,000                   $829,000
         Adjustments to reconcile net income to net
            Cash provided by operating activities:
         Amortization of discount on mortgages receivable                 (250,000)                  (442,000)
         Amortization of deferred debenture offering costs                 678,000                    671,000
         Gain on early repayment of discounted mortgages                  (369,000)                  (279,000)
         Changes in operating assets and liabilities:
             Other assets                                                  180,000                     17,000
             Accounts payable and accrued liabilities                      (57,000)                   277,000
             Mortgage escrow deposits                                      (57,000)                   500,000
             Debenture interest payable at maturity                      1,111,000                    987,000
             Deferred mortgage interest and fees                           (48,000)                   (42,000)
                                                                        -----------               ------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                1,799,000                  2,518,000
                                                                         ----------                 ---------

INVESTING ACTIVITIES

         Collection of mortgages receivable                             37,807,000                 35,132,000
         Mortgages receivable acquired
             Properties owned by affiliates                                                        (2,000,000)
             Properties owned by others                                (22,008,000)               (33,918,000)
                                                                       ------------               ------------
NET CASH PROVIDED BY (USED IN) INVESTING
          ACTIVITIES                                                    15,799,000                   (786,000)
                                                                      ------------              --------------

FINANCING ACTIVITIES

         Proceeds from issuance of Class B Stock                                                      100,000
         Proceeds from subordinated debenture offerings                  7,100,000
         Payment of debenture offering costs                              (494,000)
         Principal payments of subordinated debentures                 (10,000,000)                (1,000,000)
                                                                    ---------------              -------------
NET CASH (USED IN) FINANCING ACTIVITIES                                 (3,394,000)                  (900,000)
                                                                   ----------------             --------------

INCREASE IN CASH AND CASH EQUIVALENTS                                   14,204,000                    832,000
Cash and cash equivalents at beginning of period                        27,426,000                 15,596,000
                                                                       -----------               ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                             $41,630,000                $16,428,000
                                                                       ===========                ===========

See notes to financial statements

               INTERVEST CORPORATION OF NEW YORK AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (Unaudited with Respect to the Nine Month Periods
                       Ended September 30, 1999 and 1998)


(NOTE 1) - The Company:

Intervest Corporation of New York (the "Company") was formed by Lowell S. Dansker, Lawrence G. Bergman and Helene D. Bergman for the purpose of engaging in the real estate business, including the acquisition and purchase of real estate mortgage loans.

(NOTE 2) - Significant Accounting Policies:

         (a)      Consolidation Policy:

                  The   financial   statements   include  the  accounts  of  all
subsidiaries. Material inter-company items are eliminated in consolidation.

         (b)      Mortgage Loans:

                  Loans are stated at their outstanding principal balances, net of any deferred fees or costs on originated loans and unamortized discounts on purchased loans. Interest income is accrued on the unpaid principal balance. Discounts are amortized to income over the life of the related receivables using the constant interest method. Loan origination fees net of certain direct origination costs are deferred and recognized as an adjustment of the yield of the related loans.

         (c)      Allowance for losses:

                  An allowance for loss related to loans that are impaired is based on discounted cash flows using the loan's initial effective interest rate or the fair value of the collateral. Management's periodic evaluation of the need for, or adequacy of the allowance is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral and other relevant factors. This evaluation is inherently subjective as it requires material estimates including the amounts and timing of future cash flows expected to be received on any impaired loans that may be susceptible to significant change. For financial reporting purposes mortgages are deemed to be delinquent when payment of either principal or interest is more than 90 days past due.

         (d)      Deferred debenture offering costs:

                  Costs relating to offerings of debentures are amortized over the terms of the debentures based on serial maturities. Deferred debenture offering costs consist primarily of underwriter's commissions.

               INTERVEST CORPORATION OF NEW YORK AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (Unaudited with Respect to the Nine Month Periods
                       Ended September 30, 1999 and 1998)



(NOTE 2) - Significant Accounting Policies: (continued)


          (e)     Statement of cash flows:

                  For purposes of the statement of cash flows, the Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. Interest and income taxes were paid as follows:

      Nine Months Ended September 30,                          Interest             Income Taxes
      -------------------------------                          --------             ------------

                   1999.....................................   $5,011,000             $ 624,000
                   1998.....................................    5,430,000               417,000

         (f)      Estimated fair value of financial instruments:

                  The Company considers the carrying amounts presented for mortgages receivable and subordinated debentures payable on the consolidated balance sheets to be reasonable approximations of fair value. The Company's variable or floating interest rates on large portions of its receivables and payables approximate those which would prevail in current market transactions. Considerable judgement is necessarily required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market transaction.

         (g)      Use of estimates:

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         (h)      Concentration of credit risk:

                  (1) The Company places its temporary cash investments with higher credit-quality financial institutions, including banks, which are affiliated with the Company and in governmental obligations. Such investments are generally in excess of the FDIC insurance limit. The Company has not experienced any losses from such investments.

               INTERVEST CORPORATION OF NEW YORK AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (Unaudited with Respect to the Nine Month Periods
                       Ended September 30, 1999 and 1998)


(NOTE 2) - Significant Accounting Policies: (continued)

                  (2) The Company's mortgage portfolio is composed predominantly of mortgages on multi-family residential properties in the New York City area, most of which are subject to applicable rent control and rent stabilization statutes and regulations. In both cases, any increases in rent are subject to specific limitations. As such, properties of the nature of those constituting the most significant portion of the Company's mortgage portfolio are not affected by the general movement of real estate values in the same manner as other income-producing properties, although there can be no assurances that this will continue, the rental housing market in New York City remains stable.

(NOTE 3) - Subordinated Debentures Payable:

The Company's Registered Floating Rate Redeemable Debentures consist of the following:


                                                                    September 30,              December 31,
                                                                        1999                      1998
                                                                    -------------              ------------

      Series 5/13/91, interest at 2% above prime.................. $           0                $5,000,000
      Series 2/20/92, interest at 2% above prime..................             0                 4,500,000
      Series 6/29/92, interest at 2% above prime..................     7,000,000                 7,000,000
      Series 9/13/93, interest at 2% above prime..................     8,000,000                 8,000,000
      Series 1/28/94, interest at 2% above prime..................     4,500,000                 4,500,000
      Series 10/28/94, interest at 2% above prime.................     4,500,000                 4,500,000
      Series 5/12/95, interest at 2% above prime..................     9,000,000                 9,000,000
      Series 10/19/95, interest at 2% above prime.................     9,000,000                 9,000,000
      Series 5/10/96, interest at 2% above prime..................    10,000,000                10,000,000
      Series 10/15/96, interest at 2% above prime.................     5,500,000                 5,500,000
      Series 4/30/97, interest at 9%..............................             0                   500,000
      Series 4/30/97, interest at 1% above prime..................     8,000,000                 8,000,000
      Series 11/10/98, interest at 8%.............................     1,400,000                 1,400,000
      Series 11/10/98, interest at 8 1/2%.........................     1,400,000                 1,400,000
      Series 11/10/98, interest at 9%.............................     2,600,000                 2,000,000
      Series 6/28/99, interest at 8%..............................     2,500,000                         0
      Series 6/28/99, interest at 8 1/2%..........................     2,000,000                         0
      Series 6/28/99, interest at 9%..............................     2,000,000                         0
                                                                   -------------       -------------------
                                                                     $77,400,000               $80,300,000

"Prime" refers to the prime rate of Chase Manhattan Bank.

               INTERVEST CORPORATION OF NEW YORK AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (Unaudited with Respect to the Nine Month Periods
                       Ended September 30, 1999 and 1998)


(NOTE 3) - Subordinated Debentures Payable (continued):

Prime was 8 1/4% on September 30, 1999 and 7 3/4% on December 31, 1998. Series 6/29/92 has maximum interest of 14% and Series 9/13/93, 1/28/94, 10/28/94,
5/12/95,  10/19/95,  5/10/96,  10/15/96  and  4/30/97  due  October 1, 2005 have maximum interest of 12%.

Payment of interest on an aggregate of $22,410,000 of debentures is deferred until maturity and such deferred interest earns interest. Any debenture holder who has deferred receipt of interest may at any time elect to receive the deferred interest and subsequently receive regular payments of interest, except holders of Series 11/10/98 and Series 6/28/99.

The debentures may be redeemed, in whole or in part, at any time at the option of the Company. For debentures issued after 1996, redemption would generally be at a premium of 1% or 2% if the redemption is prior to 2000. Series 11/10/98 and Series 6/28/99 debenture holders can require the Company to repurchase up to $100,000 principal amount of debentures plus accrued interest each year after January 1, 2000 and July 1, 2002, respectively.

The debentures are unsecured and subordinated to all present and future senior indebtedness, as defined.

Maturities of debentures are summarized as follows:

              Year Ending December 31,                                    September 30, 1999
              ------------------------                                    ------------------

                  1999.................................................       $         0
                  2000.................................................         7,000,000
                  2001.................................................         9,400,000
                  2002.................................................         7,000,000
                  2003.................................................         5,900,000
                  Thereafter until 2005.................................       48,100,000
                                                                              -----------
                  Total.................................................      $77,400,000
                                                                              ===========

               INTERVEST CORPORATION OF NEW YORK AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (Unaudited with Respect to the Nine Month Periods
                       Ended September 30, 1999 and 1998)

(NOTE 4) - Mortgages Receivable:

Information as to mortgages receivable is summarized as follows:

                                                      September 30, 1999       December 31, 1998
                                                      ------------------       -----------------
         First Mortgages................................    $47,127,000              $67,574,000
         Junior Mortgages.............................        5,680,000                  500,000
                                                            -----------             ------------
                                                             52,807,000               68,074,000

         Less Unearned Discount......................           454,000                  541,000
                                                         --------------           --------------
         Total..........................................    $52,353,000              $67,533,000
                                                            ===========              ===========


Interest rates on mortgages range from 6% to 24%. Certain mortgages have been discounted utilizing rates ranging from 8% to 14%.

During the first nine months of 1999 and 1998, certain mortgages were paid in full prior to their maturity date. This resulted in the recognition of a gain, which represents the balance of the unamortized discount applicable to these mortgages.

Annual maturities of mortgages receivable during the next five years are summarized as follows:

              Year Ending December 31,                                    September 30, 1999
              ------------------------                                    ------------------

                  1999..................................................      $ 9,113,000
                  2000..................................................       14,907,000
                  2001.................................................         8,775,000
                  2002.................................................         2,270,000
                  2003.................................................         1,935,000
                  Thereafter until 2015.................................       15,807,000
                                                                             ------------
                  Total..................................................     $52,807,000
                                                                             ============

The Company evaluates its portfolio of mortgage loans on an individual basis, comparing the amount at which the investment is carried to its estimated net realizable value. At the respective balance sheet dates, no allowances were required.

(NOTE 5) - Related Party Transactions:

During the first nine months of 1999, the Company  acquired  first  mortgages in
the  aggregate   principal  amount  of  $5,629,000  from  Intervest   Bancshares
Corporation, an affiliate of the Company.

Other income includes fees of $135,000 and $4,000 from affiliates for the nine months ended September 30, 1999 and 1998, respectively.

               INTERVEST CORPORATION OF NEW YORK AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (Unaudited with Respect to the Nine Month Periods
                       Ended September 30, 1999 and 1998)

(NOTE 5) - Related Party Transactions: (continued)

The Company utilized personnel and other facilities of affiliated entities and was charged service fees for general and administrative expenses for placing mortgages, servicing mortgages and distributing debenture interest checks. Such fees amounted to $224,000 for the nine months ended September 30, 1998.
Management believes these service fees are reasonable. Effective January 1, 1999, personnel performing the services became employees of the Company and accordingly, the affliated entities discontinued charging service fees to the Company.

The Company participates with Intervest Bank in one mortgage. The balance of the Company's participation in the mortgage was $272,000 and $237,000 at September 30, 1999 and December 31, 1998, respectively. The stockholders of the Company are officers, directors and stockholders of the parent of Intervest Bank.

(NOTE 6) - Commitments:

     (a) Office lease:

The Company occupies its office space under a lease, which terminates on September 30, 2004. In addition to minimum rents the Company is required to pay its proportionate share of increases in the building's real estate taxes and costs of operation and maintenance as additional rent. Rent expense amounted to $133,000 for both nine months ended September 30, 1999 and 1998.

Future minimum rents under the lease are as follows:
                  Year Ending December 31                                  September 30,1999
                  -----------------------                                  -----------------
                  1999.......................................................    $ 43,726
                  2000.......................................................     179,134
                  2001.......................................................     191,828
                  2002.......................................................     191,828
                  2003.......................................................     191,828
                  Thereafter.................................................     143,871
                  Total........................................................  $942,215

   (b) Employment agreement:

Effective as of July 1, 1995, the Company entered into an employment agreement with its Executive Vice President for a term of ten years at an annual salary in the present amount of $157,810, which is subject to increase annually by six percent or by the percentage increase in the consumer price index, if higher. In the event of the executive's death or disability, one-half of this amount will continue to be paid for a term as defined in the agreement.

Effective August 3, 1998, the Company modified the employment agreement to provide for additional compensation of $1,000 per month for each $10,000,000 of gross assets of the Company in excess of $100,000,000.

               INTERVEST CORPORATION OF NEW YORK AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (Unaudited with Respect to the Nine month Periods
                       Ended September 30, 1999 and 1998)


(Note 7) - Income Taxes:

The Company has provided for income taxes in the periods presented based on the federal, state and city tax rates in effect for these periods.

The provision for income taxes consists of the following components:


                                                                                 Nine Months Ended
                                                                                   September 30,
                                                                                 -----------------
                                                                          1999                     1998
                                                                          ----                     ----
      Current taxes:
           Federal.................................................      $308,000                 $418,000
           State and local.......................................         205,000                  278,000

      Deferred taxes:
           Federal............................................              2,000                    4,000
           State and local..................................                1,000                    3,000
                                                                     ------------              -----------
           Total tax provision..................................         $516,000                 $703,000
                                                                         ========                 ========



Temporary differences exist between financial accounting and tax reporting, which result in a net deferred asset, included in other assets, as follows:

                                                           September 30, 1999            December 31, 1998
                                                           ------------------            -----------------
         Debenture underwriting commissions...................    $         0                     $  3,000
         Deferred fees and interest                                    44,000                       45,000
         Discount on mortgages receivable                             (17,000)                     (18,000)
                                                                      --------                     --------
                                                       Total      $    27,000                     $ 30,000
                                                                  ===========                     ========

               INTERVEST CORPORATION OF NEW YORK AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (Unaudited with Respect to the Nine Month Periods
                       Ended September 30, 1999 and 1998)


(NOTE 7) - Income Taxes: (continued)

The amounts of income taxes provided varied from the amounts which would be "expected" to be provided at the statutory federal income tax rates in effect for the following reasons:

                                                                                     Nine Months Ended
                                                                                      September 30,
                                                                                     -----------------
                                                                                1999                   1998
                                                                                ----                   ----

      Tax computed based upon the statutory federal tax rate...............  $383,000                $521,000
      State and local income tax, net of federal income tax benefit........   137,000                 186,000
      Non-taxable income ..................................................    (8,000)                 (4,000)
      Other................................................................     4,000
                                                                             ----------              --------
      Total ..............................................................   $516,000                $703,000
                                                                             ==========              ========


 (NOTE 8) - Subsequent Event

On October 18, 1999, Intervest Bancshares Corporation, an affiliate of the Company, agreed to acquire the Company. Shareholders of the Company are officers of Intervest Bancshares Corporation and serve on the boards of both companies.

In the merger, which was approved by both Boards of Directors, the Company will receive an aggregate of 1,250,000 shares of Class A common stock of Intervest Bancshares Corporation in exchange of all common stock of the Company. The merger, which is subject to regulatory approvals, as well as approval by shareholders of Intervest Bancshares Corporation, is expected to be closed before the end of this year.

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations

Liquidity and Capital Resources:

The Company is engaged in the real estate business, including the origination and purchase of real estate mortgage loans, consisting of first mortgage, junior mortgage and wraparound mortgage loans. The Company's current investment policy emphasizes the investment in mortgage loans on income producing properties. The majority of the Company's loans are expected to mature within approximately five years.

The Company's liquidity is managed to ensure that sufficient funds are available to meet maturities of borrowings or to make other investments, taking into account anticipated cash flows and available sources of funds. The Company's principal sources of funds have consisted of borrowings (principally through the issuance of its subordinated debentures), mortgage repayments and cash flow from ongoing operations. Total stockholder's equity at September 30, 1999 was $12,179,000, compared with $11,568,000 at December 31, 1998. The Company considers its current liquidity and additional sources of funds sufficient to satisfy its outstanding commitments and its maturing liabilities.

On August 5, 1999, the Company completed the sale of a $6,500,000 of Floating Rate Redeemable Subordinated Debentures.

On October 18, 1999, Intervest Bancshares Corporation, an affiliate of the Company, agreed to acquire the Company. Shareholders of the Company are officers of Intervest Bancshares Corporation and serve on the boards of both companies.

In the merger, which was approved by both Boards of Directors, the Company will receive an aggregate of 1,250,000 shares of Class A common stock of Intervest Bancshares Corporation in exchange of all common stock of the Company. The merger, which is subject to regulatory approvals, as well as approval by shareholders of Intervest Bancshares Corporation, is expected to be closed before the end of this year.

Results of Operations:

Three Months Ended September 30, 1999 and 1998

For the three months ended September 30, 1999 interest income was $2,586,000 as compared to $2,770,000 for the same period a year ago. The decrease of $184,000 resulted primarily from a decrease in mortgages receivable from $75,823,000 at September 30, 1998 to $52,353,000 at September 30, 1999 and lower interest rates on certain mortgages.

Other income for the 1999 period was $322,000 as compared to $227,000 for the 1998 period. The increase of $95,000 resulted mainly from an increase in mortgage fees, offset in part by a decrease in prepayment premiums.

Interest expense for the 1999 period was $2,044,000 as compared to $2,147,000 for the 1998 period. The decrease of $103,000 resulted mainly from lower interest rates on debentures issued since November 1998.

General and administrative expenses for 1999 period was $280,000 as compared to $206,000 for 1998. The increase of $74,000 resulted mainly from increases in payroll expenses, offset in part by the elimination of management fees.

The provision for income taxes are $195,000 and $259,000 for three months ended September 30, 1999 and 1998, respectively. These provisions represent 46% of pretax income for each period.

Nine Months Ended September 30, 1999 and 1998

For the nine months ended September 30, 1999 interest income was $7,717,000 as compared to $8,383,000 for the same period a year ago. The decrease of $666,000 resulted mainly from a decrease in mortgages receivable, and lower interest rates on certain mortgages.

Other income for the 1999 period was $663,000 as compared to $527,000 for the 1998 period. The increase of $136,000 resulted mainly from an increase in mortgage fees, offset in part by a decrease in prepayment premiums.

Interest expense for the 1999 period was $6,121,000 as compared to $6,416,000 for the 1998 period. The decrease of $295,000 resulted mainly from lower interest rates on debentures issued since November 1998.

General and administrative expenses for the 1999 period was $820,000 as compared to $570,000 for 1998. The increase of $250,000 resulted mainly from increases in payroll and advertising expenses offset in part by the elimination of management fees.

The provision for income taxes are $516,000 and $703,000 for nine months ended September 30, 1999 and 1998, respectively. These provisions represent 46% of pretax income for each period.

Since the Company intends to continue to expand its asset base, including its mortgage portfolio, it is anticipated that its interest income will continue to grow. To the extent that such growth is funded in reliance upon long-term obligations, such as the Debentures, interest expense will likewise increase. Such increase will depend upon the principal amounts of the additional assets or liabilities, as well as interest rates.

The Company is engaged in the real estate business and its results of operations are affected by general economic trends in real estate markets, as well as by trends in the general economy and the movement of interest rates. Since the properties underlying the Company's mortgages are concentrated in the New York City area, the economic condition in that area can also have an impact on the Company's operations.

The number of instances of prepayment of mortgage loans tends to increase during periods of declining interest rates and tends to decrease during periods of increasing interest rates. Certain of the Company's mortgages include prepayment provisions, and others prohibit prepayment of indebtedness entirely. In any event, the Company believes that it would reinvest the proceeds of any prepayments of mortgage loans in new mortgages consistent with its mortgage investment policy.

The rental housing market in New York City remains stable and the Company expects that such properties will continue to appreciate in value with little or no reduction in occupancy rates. The Company's mortgage portfolio is composed predominantly of mortgages on multi-family residential properties, most of which are subject to applicable rent control and rent stabilization statutes and regulations. In both cases, any increases in rent are subject to specific limitations. As such, properties of the nature of those constituting the most significant portion of the Company's mortgage portfolio are not affected by the general movement of real estate values in the same manner as other income-producing properties.

Business:

The Company is engaged in the real estate business and has historically invested primarily in real estate mortgage loans secured by income producing real property. It is anticipated that a substantial portion of the loans to be made by the Company will be loans with terms of approximately five years. Such transactions typically require an understanding of the underlying real estate transaction and rapid processing and funding as a principal basis for competing in the making of these loans. The Company does not finance new construction.

At September 30, 1999, 66% of the outstanding principal amount of the Company's loans (net of discounts) were secured by properties located in the greater New York metropolitan area. The balance of the Company's loans are secured by properties located in Connecticut, Florida, Georgia, Maryland, New Jersey, suburbs of New York City, North Carolina, Pennsylvania and Virginia.

Certain of the Company's real estate mortgage loans bear interest at a fixed rate. The balance of such loans bear interest at fluctuating rates. Interest on the loans is usually payable monthly.

The Company may also, from time to time, acquire interests in real property, including fee interests.

Investment Policy-Operations:

The  Company's  current  investment  policy  related  to  mortgages   emphasizes
investments in short-term real estate mortgages secured by income producing real property, located primarily in the greater New York metropolitan area.

The  properties  to be mortgaged  are  personally  inspected by  management  and mortgage loans are made only on those properties where management is knowledgeable as to operating income and expense. The Company generally relies upon its management in connection with the valuation of properties. From time to time, however, it may engage independent appraisers and other agents to assist in determining the value of income-producing properties underlying mortgages, in which case the costs associated with such services are generally paid by the mortgagor.

Current Loan Status:

At September 30, 1999, the Company had 43 real estate mortgage loans in its portfolio, totaling $52,807,000 (face amount) in aggregate principal amount. Interest rates on the mortgage portfolio range between 6% and 24% per annum. Certain mortgages have been discounted utilizing rates between 8% and 14% per annum.

Certain information concerning the Company's mortgage loans outstanding at September 30, 1999 is set forth below:

                                                            Carrying
                                                           Amount of
                                                            Mortgage                                   No. of
                                                              Loans               Prior Liens           Loans
                                                              -----               -----------           -----

      First Mortgage Loans................................  $46,673,000       $              0            38
      Junior Mortgages...................................     5,680,000             35,389,000             5


                                                            -----------            -----------            --
      Total...............................................  $52,353,000            $35,389,000            43
                                                            ===========            ===========            ==




The historical cost of the mortgage loans, which originated in connection with the sale of real estate includes a discount to reflect an appropriate market interest rate at the date of origination.

Year 2000 Readiness Disclosure:

The Year 2000 issue is the result of computer programs, which were written using two digits rather than four digits to define the applicable year. As a result, such programs may recognize a date using "00" as the year 1900 instead of the year 2000, which could result in system failures or miscalculations.

The Company's operations are real estate related and are handled by desktop computer processing. Such processing utilizes third-party software. Software that is used to process the Company's general ledger, general cash disbursements, cash receipts and loan accounting is Year 2000 compliant. Incidental calculations are performed on spreadsheets, which are not date dependent. The Company's ability to produce revenues is also not dependent upon computer systems.

The Company also has subordinated debentures for which the Company relies on a third-party vendor to provide registrar and trustee services. Such vendor has informed the Company that it has completed its testing phase of mission-critical systems, and has determined that these systems are year 2000 compliant. In connection with the debentures, the Company utilizes third-party software to generate checks for the payment of interest to the debenture holders. The Year 2000 compliant version of this software has been installed and tested.

Notwithstanding the above, there can be no assurance that all hardware and software that the Company uses will function properly on and after January 1, 2000, or that its vendors will perform according to their representations, or that other third parties may cause adverse effects because of the Year 2000 issue. Therefore, there can be no assurance that the failure of others to address the Year 2000 issue will not have a material adverse effect on the Company's business, financial condition, and results of operations.


Item 3. Quantitative and Qualitative Disclosures About Market Risk

None

                           PART II - OTHER INFORMATION





Item 1. Legal Proceedings

                  None


Item 2. Changes in Securities and Use of Proceeds

                  None


Item 3. Defaults Upon Senior Securities

                  None


Item 4. Submission of Matters to a Vote of Security Holders

                  None


Item 5. Other Information

                  None


Item 6. Exhibits and Reports on Form 8-K


              (a) Exhibits - the following exhibit is filed herewith

                  Exhibit 27 - Financial Data Schedule

              (b) No reports on Form 8-K were filed during this quarter

                                   SIGNATURES





PURSUANT to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               INTERVEST CORPORATION OF NEW YORK
                                               (Registrant)



Dated: November 9, 1999                   /s/Lowell S. Dansker
                                          --------------------
                                          Lowell S. Dansker, President
                                          (Principal Executive Officer),
                                          Treasurer (Principal Financial Officer
                                          and Principal Accounting Officer)
                                          and Director




Dated: November 9, 1999                   /S/Lawrence G. Bergman
                                          ----------------------
                                          Lawrence G. Bergman,
                                          Vice President, Secretary
                                          and Director

This schedule contains information extracted from Form 10-Q at September 30, 1999, and is qualified in its entirety by reference to such financial statements.
MULTIPLIER 1,000

PERIOD-TYPE                   3-MOS
FISCAL-YEAR-END                          DEC-31-1999
PERIOD-END                               SEP-30-1999
CASH                                          41,630
SECURITIES                                         0
RECEIVABLES                                   52,353
ALLOWANCES                                         0
INVENTORY                                          0
CURRENT-ASSETS                                     0
PP&E                                              62
DEPRECIATION                                       3
TOTAL-ASSETS                                  98,587
CURRENT-LIABILITIES                                0
BONDS                                         77,400
PREFERRED-MANDATORY                                0
PREFERRED                                          0
COMMON                                         2,100
OTHER-SE                                      10,079
TOTAL-LIABILITY-AND-EQUITY                    98,547
SALES                                              0
TOTAL-REVENUES                                 8,749
CGS                                                0
TOTAL-COSTS                                        0
OTHER-EXPENSES                                   823
LOSS-PROVISION                                     0
INTEREST-EXPENSE                               6,799
INCOME-PRETAX                                  1,127
INCOME-TAX                                       516
INCOME-CONTINUING                                  0
DISCONTINUED                                       0
EXTRAORDINARY                                      0
CHANGES                                            0
NET-INCOME                                       611
EPS-BASIC                                          0
EPS-DILUTED                                        0